UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21714

MML Series Investment Fund II

(Exact name of registrant as specified in charter)

100 Bright Meadow Blvd, Enfield, CT 06082

(Address of principal executive offices) (Zip code)

Richard J. Byrne

100 Bright Meadow Blvd, Enfield, CT 06082

(Name and address of agent for service)

Registrant’s telephone number, including area code: (860) 562-1000

Date of fiscal year end: 12/31/2014

Date of reporting period: 6/30/2014

Item 1. Reports to Stockholders.

MML Series Investment Fund II
Semiannual Report

MML Blend Fund

MML Equity Fund

MML Managed Bond Fund

MML Money Market Fund

This semiannual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

June 30, 2014

MassMutual
FINANCIAL GROUP®

We'll help you get there.®

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund II. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Richard J. Byrne

“MassMutual believes it is prudent to remind retirement investors to maintain perspective and have realistic expectations about the future performance of their investment accounts. Our primary focus is to help you take the necessary steps to plan appropriately for your retirement – one that you aspire to enjoy on your terms.”

June 30, 2014

Welcome to the MML Series Investment Fund II Semiannual Report covering the six months ended June 30, 2014. After a record-setting performance in 2013, stock market volatility increased in the early months of 2014, but stocks here and abroad ultimately regained their footing and finished the six-month period in positive territory. Bonds and commodities also rose, which marked the first time since 1993 that stocks, bonds, and commodities all shared an advance for the first half of the year. The U.S. economy continued to grow, but periods of mixed results in key economic indicators – including employment, housing, manufacturing, and retail sales – helped drive the higher level of market volatility that characterized much of the period. Changes at the Federal Reserve (the “Fed”), involving both monetary policy and the central bank’s leadership, and military action by Russia in neighboring Ukraine filled the news and kept investors busy during the six months. Economic growth took an uneven course in Europe and the Far East, where efforts by central bankers and country leaders to stimulate their respective economies continued. Against this overall backdrop, the price of oil started at slightly more than $98 per barrel, traded up to nearly $108 in mid-June, and finished the period near $106. Gold started the year off at slightly more than $1,202 per ounce and spiked as high as $1,379 in mid-March before losing some ground and finishing the six-month period at $1,322.

Key events that defined the period

A sell-off in equity markets in late January and early February gave way to a recovery that more than offset previous losses in most cases. A weak December 2013 employment report, concerns about emerging markets, and the Fed’s ongoing reduction of the monthly bond purchases in its Quantitative Easing program (“QE”) were all factors weighing on share prices. Worries about emerging markets eased, however, and enabled stocks to embark on a recovery. Reassuring comments from new Fed Chair Janet L. Yellen, the first woman to lead the central bank, who replaced Ben Bernanke at the end of January, also helped bolster the market.

One factor keeping investors on edge during the quarter was turmoil in Ukraine, whose internal struggles ultimately drove a referendum in the country’s Crimea region that yielded the decision to become part of Russia, a move not recognized by the West, including the U.S. The political upheaval did little significant damage to stock prices. Consequently, most broad equity benchmarks ended the first quarter only modestly below their all-time highs.

Stocks of U.S. and foreign companies overcame a brief, and relatively mild, sell-off during the first half of April to surge into fresh high ground in the second quarter of 2014, as an ongoing global economic recovery, receding concerns about Ukraine, and stimulative monetary policy from central banks provided a supportive backdrop for equity prices. In May, India installed Narendra Modi as prime minister, which helped boost the performance of emerging-market stocks.

The European Central Bank (“ECB”) announced reductions to key interest rates and also introduced a fresh series of low-cost loans to banks in an effort to jump-start lending. These moves helped lift the performance of stocks across much of the world. Global stock prices also reacted favorably to remarks coming out of the Fed meeting on June 18, at which the Fed stated it would reduce the amount of the QE monthly bond purchases by an additional $10 billion and reaffirmed its intention to keep short-term interest rates near zero in an ongoing effort to incentivize job creation and economic growth.

As June drew to a close, a new round of revisions to gross domestic product (“GDP”) figures indicated the U.S. economy had contracted 2.9% during first-quarter 2014. Investors were largely unfazed by the negative figure and seemed to accept expert analysis that challenges to commerce created by the rough winter weather were the main reason for the contraction.

(Continued)

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited) (Continued)

In this environment, the large-cap stock S&P 500® Index led the major market indexes with a 7.14% return for the six months. The technology-heavy NASDAQ Composite® Index rose 6.18%, while the Dow Jones Industrial AverageSM, an indicator of blue-chip domestic stock performance, managed a 2.68% advance over the period. The Russell 2000® Index, a benchmark of small-cap stocks, gained 3.19%. In foreign markets, the MSCI® EAFE® Index, an indicator of foreign developed-market stocks, posted a 5.14% advance; while the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, gained 6.32%. Fixed-income investments kept pace with a number of equity sectors, and the Barclays U.S. Aggregate Bond Index returned 3.93%.*

Review and maintain your strategy

MassMutual believes it is prudent to remind retirement investors to maintain perspective and have realistic expectations about the future performance of their investment accounts. Our primary focus is to help you take the necessary steps to plan appropriately for your retirement – one that you aspire to enjoy on your terms. Remember, the financial markets go up and down – and it is nearly impossible to predict their future direction. If you work with a financial professional and haven’t met with him or her recently, we suggest you schedule some time to review your retirement investment strategy. MassMutual believes you are wise to maintain a strategy that is suited to how comfortable you are with the markets’ ups and downs, how long you have to save and invest, and what your specific financial goals are. Thank you for putting your trust in MassMutual.

Sincerely,

Richard J. Byrne

President

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 7/1/14 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Series Investment Fund II – Portfolio Summaries (Unaudited)

What is the investment approach of MML Blend Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital. The Fund invests across different asset classes (equity securities, fixed income securities, including bank loans and Rule 144A securities, and money market instruments), each represented by a different segment of the Fund’s portfolio. The subadviser typically adjusts the allocation among the three segments, based on its judgment about each segment’s potential for returns in comparison with those of other segments and corresponding risk. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

MML Blend Fund Portfolio Characteristics (% of Net Assets) on 6/30/14

Common Stock	67.7%
Corporate Debt	15.0%
U.S. Government Agency Obligations and Instrumentalities	9.2%
Non-U.S. Government Agency Obligations	5.1%
U.S. Treasury Obligations	1.6%
Municipal Obligations	0.4%
Sovereign Debt Obligations	0.4%
Preferred Stock	0.1%
Purchased Options	0.1%

Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%

Net Assets	100.0%

MML Series Investment Fund II – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MML Equity Fund, and who are the Fund’s subadvisers?

The Fund’s primary objective is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. The Fund invests primarily in common stocks of companies that the subadvisers believe are undervalued in the marketplace, with a focus on securities of larger size companies. Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks, preferred stocks, securities convertible into common or preferred stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund’s two subadvisers are OppenheimerFunds, Inc. (OFI), which managed approximately 51% of the Fund’s portfolio; and Loomis, Sayles & Company, L.P. (Loomis Sayles), which was responsible for approximately 49% of the Fund’s portfolio, as of June 30, 2014.

MML Equity Fund Largest Holdings (% of Net Assets) on 6/30/14

Citigroup, Inc.	2.2%
Merck & Co., Inc.	1.8%
Sanofi ADR	1.8%
Suncor Energy, Inc.	1.7%
Apple, Inc.	1.7%
Eaton Corp. PLC	1.7%
American International Group, Inc.	1.6%
MetLife, Inc.	1.6%
Verizon Communications, Inc.	1.5%
Microsoft Corp.	1.5%

17.1%

MML Equity Fund Sector Table (% of Net Assets) on 6/30/14

Financial	22.6%
Consumer, Non-cyclical	18.6%
Energy	12.5%
Industrial	11.9%
Communications	10.1%
Consumer, Cyclical	8.6%
Technology	8.6%
Utilities	2.9%
Basic Materials	2.0%
Mutual Funds	1.1%

Total Long-Term Investments	98.9%
Short-Term Investments and Other Assets and Liabilities	1.1%

Net Assets	100.0%

MML Series Investment Fund II – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MML Managed Bond Fund, and who is the Fund’s subadviser?

The Fund’s investment objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed income securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

MML Managed Bond Fund Portfolio Characteristics (% of Net Assets) on 6/30/14

Corporate Debt	45.1%
U.S. Government Agency Obligations and Instrumentalities	29.0%
Non-U.S. Government Agency Obligations	15.9%
U.S. Treasury Obligations	7.1%
Sovereign Debt Obligations	1.0%
Municipal Obligations	0.9%
Preferred Stock	0.2%
Purchased Options	0.2%

Total Long-Term Investments	99.4%
Short-Term Investments and Other Assets and Liabilities	0.6%

Net Assets	100.0%

MML Series Investment Fund II – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MML Money Market Fund, and who is the Fund’s subadviser?

The Fund’s investment objectives are to achieve the preservation of capital, liquidity, and high current income. These objectives are of equal importance. The Fund invests in high quality U.S. dollar-denominated debt instruments of domestic and foreign issuers. It is important to note that this Fund seeks to maintain, but does not guarantee, a stable net asset value per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the Fund. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

MML Money Market Fund Portfolio Characteristics (% of Net Assets) on 06/30/2014

Commercial Paper	81.9%
U.S. Government Obligations	9.0%
Discount Notes	4.6%
Corporate Debt	3.7%
U.S. Treasury Bills	0.8%
Time Deposits	0.0%

Total Short-Term Investments	100.0%
Other Assets and Liabilities	(0.0)%

Net Assets	100.0%

MML Blend Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
EQUITIES — 67.8%

COMMON STOCK — 67.7%
Basic Materials — 1.9%
Chemicals — 1.5%
Air Products & Chemicals, Inc.	3,085	$396,793
Airgas, Inc.	72	7,842
CF Industries Holdings, Inc.	5,538	1,332,055
The Dow Chemical Co.	61,873	3,183,985
E.I. du Pont de Nemours & Co.	11,360	743,398
Eastman Chemical Co.	4,170	364,250
Ecolab, Inc.	722	80,387
International Flavors & Fragrances, Inc.	540	56,311
LyondellBasell Industries NV Class A	18,400	1,796,760
Monsanto Co.	874	109,023
The Mosaic Co.	19,000	939,550
PPG Industries, Inc.	4,109	863,506
Praxair, Inc.	306	40,649
The Sherwin-Williams Co.	613	126,836
Sigma-Aldrich Corp.	3,646	369,996

		10,411,341

Forest Products & Paper — 0.1%
International Paper Co.	12,187	615,078
MeadWestvaco Corp.	387	17,128

		632,206

Iron & Steel — 0.1%
Allegheny Technologies, Inc.	45	2,029
Nucor Corp.	56	2,758
United States Steel Corp.	22,242	579,182

		583,969

Mining — 0.2%
Alcoa, Inc.	36,526	543,872
Freeport-McMoRan Copper & Gold, Inc.	22,464	819,936
Newmont Mining Corp.	3,770	95,909
Vulcan Materials Co.	3,665	233,644

		1,693,361

		13,320,877

Communications — 8.3%
Advertising — 0.2%
The Interpublic Group of Companies, Inc.	31,822	620,847
Omnicom Group, Inc.	9,747	694,182

		1,315,029

Internet — 1.9%
Akamai Technologies, Inc. (a)	226	13,799
Amazon.com, Inc. (a)	220	71,452

	Number of Shares	Value
eBay, Inc. (a)	26,277	$1,315,427
Expedia, Inc.	1,867	147,045
F5 Networks, Inc. (a)	6,880	766,707
Facebook, Inc. Class A (a)	26,400	1,776,456
Google, Inc. Class A (a)	2,540	1,485,062
Google, Inc. Class C (a)	2,400	1,380,672
Netflix, Inc. (a)	1,619	713,331
The Priceline Group, Inc. (a)	1,101	1,324,503
Symantec Corp.	18,855	431,779
TripAdvisor, Inc. (a)	2,637	286,536
VeriSign, Inc. (a)	46,591	2,274,107
Yahoo!, Inc. (a)	25,129	882,782

		12,869,658

Media — 3.0%
Cablevision Systems Corp. Class A	139,400	2,460,410
CBS Corp. Class B	2,857	177,534
Comcast Corp. Class A	73,212	3,930,020
DIRECTV (a)	18,128	1,541,061
Discovery Communications, Inc. Series A (a)	600	44,568
Gannett Co., Inc.	5,412	169,450
Graham Holdings Co. Class B	812	583,105
The McGraw Hill Financial, Inc.	2,948	244,773
News Corp. Class A (a)	55,366	993,266
Nielsen NV	4,600	222,686
Scripps Networks Interactive Class A	1,772	143,780
Time Warner Cable, Inc.	8,066	1,188,122
Time Warner, Inc.	30,915	2,171,779
Twenty-First Century Fox Class A	33,467	1,176,365
Viacom, Inc. Class B	15,210	1,319,163
The Walt Disney Co.	49,112	4,210,863

		20,576,945

Telecommunications — 3.2%
AT&T, Inc.	113,009	3,995,998
CenturyLink, Inc.	23,428	848,094
Cisco Systems, Inc.	192,842	4,792,124
Corning, Inc.	44,567	978,246
Crown Castle International Corp.	700	51,982
Frontier Communications Corp.	164,956	963,343
Harris Corp.	6,270	474,952
Juniper Networks, Inc. (a)	28,689	704,028
Motorola Solutions, Inc.	3,737	248,772
QUALCOMM, Inc.	37,700	2,985,840
Verizon Communications, Inc.	96,355	4,714,650
Windstream Corp.	91,456	910,902

		21,668,931

		56,430,563

Consumer, Cyclical — 5.4%
Airlines — 0.5%
Delta Air Lines, Inc.	51,500	1,994,080

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Southwest Airlines Co.	61,983	$1,664,864

		3,658,944

Apparel — 0.2%
Nike, Inc. Class B	9,882	766,349
Ralph Lauren Corp.	870	139,801
VF Corp.	2,300	144,900

		1,051,050

Auto Manufacturers — 0.4%
Ford Motor Co.	116,413	2,006,960
General Motors Co.	19,100	693,330
Paccar, Inc.	2,522	158,457

		2,858,747

Automotive & Parts — 0.3%
BorgWarner, Inc.	4,700	306,393
Delphi Automotive PLC	6,100	419,314
The Goodyear Tire & Rubber Co.	43,751	1,215,403
Johnson Controls, Inc.	4,572	228,280

		2,169,390

Distribution & Wholesale — 0.1%
Fastenal Co.	82	4,058
Fossil Group, Inc. (a)	120	12,543
Genuine Parts Co.	2,834	248,825
W.W. Grainger, Inc.	442	112,387

		377,813

Home Builders — 0.1%
D.R. Horton, Inc.	4,347	106,849
PulteGroup, Inc.	9,373	188,960

		295,809

Home Furnishing — 0.1%
Harman International Industries, Inc.	1,869	200,787
Whirlpool Corp.	2,803	390,233

		591,020

Housewares — 0.0%
Newell Rubbermaid, Inc.	5,738	177,821

Leisure Time — 0.1%
Carnival Corp.	11,664	439,149
Harley-Davidson, Inc.	5,302	370,345

		809,494

Lodging — 0.4%
Marriott International, Inc. Class A	6,669	427,483
Starwood Hotels & Resorts Worldwide, Inc.	6,815	550,788
Wyndham Worldwide Corp.	16,409	1,242,490
Wynn Resorts Ltd.	2,358	489,426

		2,710,187

Retail — 3.2%
AutoNation, Inc. (a)	99	5,908
AutoZone, Inc. (a)	994	533,023

	Number of Shares	Value
Bed Bath & Beyond, Inc. (a)	21,964	$1,260,294
Best Buy Co., Inc.	69,892	2,167,351
CarMax, Inc. (a)	5,200	270,452
Coach, Inc.	3,920	134,025
Costco Wholesale Corp.	4,596	529,275
CVS Caremark Corp.	41,564	3,132,679
Darden Restaurants, Inc.	54	2,499
Dollar General Corp. (a)	3,200	183,552
Dollar Tree, Inc. (a)	5,840	318,046
Family Dollar Stores, Inc.	35	2,315
GameStop Corp. Class A	4,051	163,944
The Gap, Inc.	5,490	228,219
The Home Depot, Inc.	25,507	2,065,047
Kohl’s Corp.	17,530	923,480
L Brands, Inc.	300	17,598
Lowe’s Cos., Inc.	21,995	1,055,540
Macy’s, Inc.	17,951	1,041,517
McDonald’s Corp.	11,060	1,114,184
Nordstrom, Inc.	4,008	272,263
O’Reilly Automotive, Inc. (a)	3,693	556,166
PetSmart, Inc.	1,800	107,640
Ross Stores, Inc.	7,392	488,833
Staples, Inc.	136,965	1,484,701
Starbucks Corp.	677	52,386
Target Corp.	20,286	1,175,574
Tiffany & Co.	1,102	110,476
The TJX Cos., Inc.	19,606	1,042,059
Urban Outfitters, Inc. (a)	700	23,702
Wal-Mart Stores, Inc.	9,922	744,845
Walgreen Co.	4,557	337,810
Yum! Brands, Inc.	2,635	213,962

		21,759,365

Textiles — 0.0%
Cintas Corp.	978	62,142

Toys, Games & Hobbies — 0.0%
Hasbro, Inc.	2,161	114,641
Mattel, Inc.	90	3,507

		118,148

		36,639,930

Consumer, Non-cyclical — 14.6%
Agriculture — 1.5%
Altria Group, Inc.	68,959	2,892,140
Archer-Daniels-Midland Co.	42,892	1,891,966
Lorillard, Inc.	14,712	896,991
Philip Morris International, Inc.	48,036	4,049,915
Reynolds American, Inc.	2,034	122,752

		9,853,764

Beverages — 1.3%
Brown-Forman Corp. Class B	6	565
The Coca-Cola Co.	77,330	3,275,699

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Coca-Cola Enterprises, Inc.	6,678	$319,075
Constellation Brands, Inc. Class A (a)	3,812	335,952
Dr. Pepper Snapple Group, Inc.	13,104	767,632
Keurig Green Mountain, Inc.	2,140	266,665
Molson Coors Brewing Co. Class B	9,433	699,551
Monster Beverage Corp. (a)	4,700	333,841
PepsiCo, Inc.	28,060	2,506,881

		8,505,861

Biotechnology — 0.6%
Alexion Pharmaceuticals, Inc. (a)	2,270	354,688
Amgen, Inc.	26,881	3,181,904
Biogen Idec, Inc. (a)	1,252	394,768
Celgene Corp. (a)	3,256	279,625
Regeneron Pharmaceuticals, Inc. (a)	570	161,008
Vertex Pharmaceuticals, Inc. (a)	100	9,468

		4,381,461

Commercial Services — 1.1%
The ADT Corp.	3,000	104,820
Automatic Data Processing, Inc.	2,109	167,201
Equifax, Inc.	1,742	126,365
H&R Block, Inc.	10,963	367,480
Iron Mountain, Inc.	45	1,595
MasterCard, Inc. Class A	15,000	1,102,050
McKesson Corp.	9,645	1,795,995
Moody’s Corp.	3,330	291,908
Paychex, Inc.	5,164	214,616
Quanta Services, Inc. (a)	4,613	159,518
Robert Half International, Inc.	1,826	87,173
Total System Services, Inc.	2,607	81,886
Visa, Inc. Class A	9,038	1,904,397
Western Union Co.	43,488	754,082

		7,159,086

Cosmetics & Personal Care — 1.1%
Avon Products, Inc.	86,892	1,269,492
Colgate-Palmolive Co.	23,756	1,619,684
The Estee Lauder Cos., Inc. Class A	5,210	386,895
The Procter & Gamble Co.	56,329	4,426,896

		7,702,967

Foods — 1.4%
Campbell Soup Co.	1,624	74,395
ConAgra Foods, Inc.	3,574	106,076
General Mills, Inc.	13,662	717,802
The Hershey Co.	1,647	160,368
Hormel Foods Corp.	1,666	82,217
The J.M. Smucker Co.	1,925	205,147
Kellogg Co.	9,128	599,710
Kraft Foods Group, Inc.	11,858	710,887
The Kroger Co.	32,729	1,617,794
McCormick & Co., Inc.	161	11,526
Mondelez International, Inc. Class A	62,575	2,353,446
Safeway, Inc.	42,900	1,473,186

	Number of Shares	Value
Sysco Corp.	2,434	$91,153
Tyson Foods, Inc. Class A	32,601	1,223,842
Whole Foods Market, Inc.	4,250	164,178

		9,591,727

Health Care – Products — 2.8%
Baxter International, Inc.	10,061	727,410
Becton, Dickinson & Co.	3,986	471,544
Boston Scientific Corp. (a)	73,404	937,369
C.R. Bard, Inc.	3,652	522,273
CareFusion Corp. (a)	5,990	265,656
Covidien PLC	3,400	306,612
Edwards Lifesciences Corp. (a)	6,200	503,440
Intuitive Surgical, Inc. (a)	46	18,943
Johnson & Johnson	91,212	9,542,599
Medtronic, Inc.	48,848	3,114,548
St. Jude Medical, Inc.	9,591	664,177
Stryker Corp.	13,550	1,142,536
Varian Medical Systems, Inc. (a)	3,697	307,369
Zimmer Holdings, Inc.	4,615	479,314

		19,003,790

Health Care – Services — 1.0%
Aetna, Inc.	16,077	1,303,523
Cigna Corp.	11,792	1,084,510
DaVita HealthCare Partners, Inc. (a)	3,730	269,754
Humana, Inc.	5,244	669,764
Laboratory Corporation of America Holdings (a)	1,842	188,621
Quest Diagnostics, Inc.	3,309	194,205
Tenet Healthcare Corp. (a)	49	2,300
Thermo Fisher Scientific, Inc.	6,501	767,118
UnitedHealth Group, Inc.	11,064	904,482
WellPoint, Inc.	14,966	1,610,491

		6,994,768

Household Products — 0.2%
Avery Dennison Corp.	5,715	292,894
The Clorox Co.	1,943	177,590
Kimberly-Clark Corp.	10,565	1,175,039

		1,645,523

Pharmaceuticals — 3.6%
Abbott Laboratories	33,722	1,379,230
AbbVie, Inc.	10,322	582,574
Actavis PLC (a)	2,236	498,740
Allergan, Inc.	5,577	943,740
AmerisourceBergen Corp.	2,507	182,159
Bristol-Myers Squibb Co.	35,267	1,710,802
Cardinal Health, Inc.	19,878	1,362,836
DENTSPLY International, Inc.	1,356	64,207
Eli Lilly & Co.	12,114	753,127
Express Scripts Holding Co. (a)	18,301	1,268,808
Forest Laboratories, Inc. (a)	6	594
Gilead Sciences, Inc. (a)	28,470	2,360,448

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Hospira, Inc. (a)	3,017	$154,983
Mead Johnson Nutrition Co.	2,912	271,311
Merck & Co., Inc.	70,283	4,065,871
Mylan, Inc. (a)	12,247	631,455
Patterson Cos., Inc.	86	3,398
Perrigo Co. PLC	210	30,610
Pfizer, Inc.	281,241	8,347,233
Zoetis, Inc.	120	3,872

		24,615,998

		99,454,945

Diversified — 0.0%
Holding Company – Diversified — 0.0%
Leucadia National Corp.	12,537	328,720

Energy — 7.5%
Coal — 0.2%
CONSOL Energy, Inc.	7,081	326,222
Peabody Energy Corp.	53,376	872,697

		1,198,919

Energy – Alternate Sources — 0.0%
First Solar, Inc. (a)	1,600	113,696

Oil & Gas — 6.2%
Anadarko Petroleum Corp.	19,168	2,098,321
Apache Corp.	12,221	1,229,677
Cabot Oil & Gas Corp.	48	1,639
Chesapeake Energy Corp.	25,490	792,229
Chevron Corp.	44,258	5,777,882
Cimarex Energy Co.	1,490	213,755
ConocoPhillips	62,939	5,395,760
Denbury Resources, Inc.	10,274	189,658
Devon Energy Corp.	12,647	1,004,172
Diamond Offshore Drilling, Inc.	14,278	708,617
Ensco PLC Class A	5,400	300,078
EOG Resources, Inc.	13,168	1,538,813
EQT Corp.	3,097	331,069
Exxon Mobil Corp.	99,607	10,028,433
Helmerich & Payne, Inc.	3,060	355,297
Hess Corp.	13,732	1,357,957
Marathon Oil Corp.	25,227	1,007,062
Marathon Petroleum Corp.	8,013	625,575
Murphy Oil Corp.	6,611	439,499
Nabors Industries Ltd.	49,565	1,455,724
Newfield Exploration Co. (a)	10,100	446,420
Noble Corp. PLC	37,000	1,241,720
Noble Energy, Inc.	56	4,338
Occidental Petroleum Corp.	19,715	2,023,350
Phillips 66	27,469	2,209,332
Pioneer Natural Resources Co.	1	230
QEP Resources, Inc.	89	3,071
Range Resources Corp.	99	8,608
Rowan Cos. PLC Class A	19,199	613,024
Southwestern Energy Co. (a)	3,600	163,764

	Number of Shares	Value
Tesoro Corp.	87	$5,104
Valero Energy Corp.	21,400	1,072,140

		42,642,318

Oil & Gas Services — 1.0%
Baker Hughes, Inc.	20,831	1,550,868
Cameron International Corp. (a)	2,706	183,223
FMC Technologies, Inc. (a)	40	2,443
Halliburton Co.	25,567	1,815,512
National Oilwell Varco, Inc.	15,094	1,242,991
Schlumberger Ltd.	14,384	1,696,593
Transocean Ltd.	14,500	652,935

		7,144,565

Pipelines — 0.1%
Kinder Morgan, Inc.	38	1,378
ONEOK, Inc.	4,800	326,784
Spectra Energy Corp.	64	2,719
The Williams Cos., Inc.	48	2,794

		333,675

		51,433,173

Financial — 11.0%
Banks — 3.2%
Bank of America Corp.	166,498	2,559,074
Bank of New York Mellon Corp.	30,007	1,124,662
BB&T Corp.	23,466	925,265
Capital One Financial Corp.	27,742	2,291,489
Comerica, Inc.	4,421	221,757
Fifth Third Bancorp	13,921	297,213
Huntington Bancshares, Inc.	63,300	603,882
KeyCorp	53,064	760,407
M&T Bank Corp.	1,355	168,088
Northern Trust Corp.	3,859	247,787
PNC Financial Services Group, Inc.	18,218	1,622,313
Regions Financial Corp.	63,715	676,653
State Street Corp.	8,176	549,918
SunTrust Banks, Inc.	27,200	1,089,632
U.S. Bancorp	40,402	1,750,215
Wells Fargo & Co.	131,916	6,933,505
Zions Bancorp	2,141	63,095

		21,884,955

Diversified Financial — 3.2%
Affiliated Managers Group, Inc. (a)	1,300	267,020
American Express Co.	15,449	1,465,647
Ameriprise Financial, Inc.	6,976	837,120
BlackRock, Inc.	3,350	1,070,660
The Charles Schwab Corp.	15,012	404,273
Citigroup, Inc.	83,151	3,916,412
CME Group, Inc.	3,390	240,520
Discover Financial Services	14,383	891,458
E*TRADE Financial Corp. (a)	61,361	1,304,535
Franklin Resources, Inc.	9,087	525,592
The Goldman Sachs Group, Inc.	13,980	2,340,811

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
IntercontinentalExchange, Inc.	1,353	$255,582
Invesco Ltd.	8,012	302,453
JP Morgan Chase & Co.	77,722	4,478,342
Legg Mason, Inc.	11,626	596,530
Morgan Stanley	46,797	1,512,947
The NASDAQ OMX Group, Inc.	3,245	125,322
Navient Corp.	26,091	462,072
T. Rowe Price Group, Inc.	4,906	414,115

		21,411,411

Insurance — 4.4%
ACE Ltd.	13,610	1,411,357
Aflac, Inc.	14,472	900,882
The Allstate Corp.	13,335	783,031
American International Group, Inc.	88,846	4,849,215
Aon PLC	8,335	750,900
Assurant, Inc.	38,196	2,503,748
Berkshire Hathaway, Inc. Class B (a)	42,446	5,371,966
The Chubb Corp.	8,020	739,203
Cincinnati Financial Corp.	6,019	289,153
Genworth Financial, Inc. Class A (a)	97,829	1,702,225
The Hartford Financial Services Group, Inc.	24,152	864,883
Lincoln National Corp.	18,151	933,687
Loews Corp.	1,883	82,871
Marsh & McLennan Cos., Inc.	5,813	301,230
MetLife, Inc.	32,090	1,782,920
Principal Financial Group, Inc.	17,529	884,864
The Progressive Corp.	15,014	380,755
Prudential Financial, Inc.	18,827	1,671,273
Torchmark Corp.	6,655	545,178
The Travelers Cos., Inc.	16,797	1,580,094
Unum Group	20,531	713,657
XL Group PLC	27,988	916,047

		29,959,139

Real Estate — 0.0%
CBRE Group, Inc. (a)	87	2,787

Real Estate Investment Trusts (REITS) — 0.2%
American Tower Corp.	689	61,996
Apartment Investment & Management Co. Class A	85	2,743
AvalonBay Communities, Inc.	1	142
Boston Properties, Inc.	1,573	185,897
Equity Residential	56	3,528
General Growth Properties, Inc.	14,200	334,552
HCP, Inc.	4,935	204,210
Health Care REIT, Inc.	72	4,512
Host Hotels & Resorts, Inc.	15,937	350,773
Kimco Realty Corp.	7,667	176,188
The Macerich Co.	2,400	160,200
Plum Creek Timber Co., Inc.	63	2,841
Prologis, Inc.	38	1,562
Public Storage	143	24,503
Simon Property Group, Inc.	5	832

	Number of Shares	Value
Ventas, Inc.	25	$1,603
Vornado Realty Trust	373	39,810
Weyerhaeuser Co.	626	20,714

		1,576,606

Savings & Loans — 0.0%
Hudson City Bancorp, Inc.	6,230	61,241
People’s United Financial, Inc.	5,451	82,692

		143,933

		74,978,831

Industrial — 7.1%
Aerospace & Defense — 1.7%
The Boeing Co.	23,872	3,037,235
General Dynamics Corp.	11,022	1,284,614
L-3 Communications Holdings, Inc.	2,860	345,345
Lockheed Martin Corp.	12,115	1,947,244
Northrop Grumman Corp.	11,608	1,388,665
Raytheon Co.	9,759	900,268
Rockwell Collins, Inc.	2,268	177,221
United Technologies Corp.	19,550	2,257,047

		11,337,639

Building Materials — 0.0%
Masco Corp.	8,925	198,135

Electrical Components & Equipment — 0.2%
AMETEK, Inc.	5,900	308,452
Emerson Electric Co.	15,369	1,019,887

		1,328,339

Electronics — 0.5%
Agilent Technologies, Inc.	3,963	227,635
Allegion PLC	2,433	137,902
Amphenol Corp. Class A	32	3,083
FLIR Systems, Inc.	27,252	946,462
Garmin Ltd.	22,600	1,376,340
Jabil Circuit, Inc.	30,047	627,982
PerkinElmer, Inc.	20	937
TE Connectivity Ltd.	4,800	296,832
Waters Corp. (a)	1,050	109,662

		3,726,835

Engineering & Construction — 0.0%
Fluor Corp.	2,909	223,702
Jacobs Engineering Group, Inc. (a)	1,420	75,658

		299,360

Environmental Controls — 0.1%
Republic Services, Inc.	337	12,796
Stericycle, Inc. (a)	97	11,487
Waste Management, Inc.	8,073	361,105

		385,388

Hand & Machine Tools — 0.1%
Snap-on, Inc.	1,671	198,047
Stanley Black & Decker, Inc.	1,929	169,405

		367,452

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Machinery – Construction & Mining — 0.9%
Caterpillar, Inc.	33,375	$3,626,861
Ingersoll-Rand PLC	15,000	937,650
Joy Global, Inc.	25,500	1,570,290

		6,134,801

Machinery – Diversified — 0.4%
Cummins, Inc.	3,945	608,674
Deere & Co.	10,250	928,138
Flowserve Corp.	2,170	161,340
Rockwell Automation, Inc.	2,163	270,721
Roper Industries, Inc.	2,633	384,444
Xylem, Inc.	3,355	131,113

		2,484,430

Manufacturing — 2.2%
3M Co.	10,122	1,449,875
Danaher Corp.	12,956	1,020,026
Dover Corp.	4,473	406,819
Eaton Corp. PLC	3,066	236,634
General Electric Co.	358,486	9,421,012
Honeywell International, Inc.	6,182	574,617
Illinois Tool Works, Inc.	6,055	530,176
Leggett & Platt, Inc.	3,686	126,356
Pall Corp.	2,761	235,762
Parker Hannifin Corp.	4,048	508,955
Pentair PLC	3,923	282,927
Textron, Inc.	11,472	439,263

		15,232,422

Metal Fabricate & Hardware — 0.0%
Precision Castparts Corp.	166	41,898

Packaging & Containers — 0.2%
Ball Corp.	19,502	1,222,386
Bemis Co., Inc.	1,896	77,091
Owens-Illinois, Inc. (a)	5,216	180,682
Sealed Air Corp.	2,053	70,151

		1,550,310

Transportation — 0.8%
C.H. Robinson Worldwide, Inc.	220	14,034
CSX Corp.	24,607	758,142
Expeditors International of Washington, Inc.	26	1,148
FedEx Corp.	6,560	993,053
Norfolk Southern Corp.	10,113	1,041,942
Ryder System, Inc.	5,938	523,078
Union Pacific Corp.	20,412	2,036,097
United Parcel Service, Inc. Class B	1,880	193,001

		5,560,495

		48,647,504

Technology — 9.6%
Computers — 4.4%
Accenture PLC Class A	1,600	129,344
Apple, Inc.	152,177	14,141,809

	Number of Shares	Value
Cognizant Technology Solutions Corp. Class A (a)	16,556	$809,754
Computer Sciences Corp.	33,826	2,137,803
EMC Corp.	51,624	1,359,776
Hewlett-Packard Co.	83,174	2,801,300
International Business Machines Corp.	26,240	4,756,525
NetApp, Inc.	26,998	985,967
SanDisk Corp.	9,283	969,424
Seagate Technology PLC	9,500	539,790
Teradata Corp. (a)	4,286	172,297
Western Digital Corp.	11,852	1,093,939

		29,897,728

Office Equipment/Supplies — 0.4%
Pitney Bowes, Inc.	67,989	1,877,856
Xerox Corp.	64,245	799,208

		2,677,064

Semiconductors — 1.5%
Altera Corp.	6,186	215,025
Analog Devices, Inc.	7,354	397,631
Applied Materials, Inc.	12,939	291,775
Avago Technologies Ltd.	2,900	209,003
Broadcom Corp. Class A	14,364	533,192
Intel Corp.	136,723	4,224,741
KLA-Tencor Corp.	1,389	100,897
Lam Research Corp.	4,123	278,632
Linear Technology Corp.	11,605	546,247
Microchip Technology, Inc.	4,621	225,551
Micron Technology, Inc. (a)	23,217	765,000
NVIDIA Corp.	52,826	979,394
Texas Instruments, Inc.	24,874	1,188,729
Xilinx, Inc.	7,356	348,012

		10,303,829

Software — 3.3%
Adobe Systems, Inc. (a)	13,240	958,046
Autodesk, Inc. (a)	6,037	340,366
CA, Inc.	57,073	1,640,278
Cerner Corp. (a)	800	41,264
Citrix Systems, Inc. (a)	5,477	342,586
The Dun & Bradstreet Corp.	6,456	711,451
Electronic Arts, Inc. (a)	38,737	1,389,496
Fidelity National Information Services, Inc.	5,300	290,122
Fiserv, Inc. (a)	9,976	601,752
Intuit, Inc.	3,450	277,829
Microsoft Corp.	208,795	8,706,752
Oracle Corp.	158,857	6,438,474
Red Hat, Inc. (a)	21	1,161
Salesforce.com, Inc. (a)	11,544	670,476

		22,410,053

		65,288,674

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Utilities — 2.3%
Electric — 2.0%
The AES Corp.	68,287	$1,061,863
Ameren Corp.	6,360	259,997
American Electric Power Co., Inc.	20,385	1,136,871
CenterPoint Energy, Inc.	10,631	271,516
CMS Energy Corp.	7,903	246,178
Consolidated Edison, Inc.	2,782	160,633
Dominion Resources, Inc.	6,616	473,176
DTE Energy Co.	5,060	394,022
Duke Energy Corp.	14,890	1,104,689
Edison International	8,326	483,824
Entergy Corp.	18,798	1,543,128
Exelon Corp.	28,940	1,055,731
FirstEnergy Corp.	3,680	127,770
Integrys Energy Group, Inc.	54	3,841
NextEra Energy, Inc.	4,060	416,069
Northeast Utilities	812	38,383
NRG Energy, Inc.	32,000	1,190,400
Pepco Holdings, Inc.	20,043	550,782
PG&E Corp.	3,116	149,630
Pinnacle West Capital Corp.	1,496	86,529
PPL Corp.	16,718	593,990
Public Service Enterprise Group, Inc.	18,724	763,752
SCANA Corp.	3,747	201,626
The Southern Co.	27,822	1,262,562
TECO Energy, Inc.	95	1,756
Wisconsin Energy Corp.	4,482	210,295
Xcel Energy, Inc.	5,472	176,363

		13,965,376

Gas — 0.3%
AGL Resources, Inc.	28,862	1,588,276
NiSource, Inc.	713	28,050
Sempra Energy	1,261	132,039

		1,748,365

		15,713,741

TOTAL COMMON STOCK (Cost $296,315,244)		462,236,958

PREFERRED STOCK — 0.1%
Financial — 0.1%
Insurance — 0.1%
The Allstate Corp. 5.100%	20,000	502,600

TOTAL PREFERRED STOCK (Cost $500,000)		502,600

TOTAL EQUITIES (Cost $296,815,244)		462,739,558

	Principal Amount	Value
BONDS & NOTES — 31.7%

CORPORATE DEBT — 15.0%
Advertising — 0.2%
The Interpublic Group of Cos., Inc. 2.250% 11/15/17	$200,000	$203,440
WPP Finance 8.000% 9/15/14	430,000	436,408
WPP Finance 2010 4.750% 11/21/21	85,000	93,272
WPP Finance 2010 5.625% 11/15/43	475,000	518,887

		1,252,007

Aerospace & Defense — 0.1%
BAE Systems Holdings, Inc. (b) 6.375% 6/01/19	255,000	294,045
Exelis, Inc. 4.250% 10/01/16	315,000	334,106
L-3 Communications Corp. 4.750% 7/15/20	25,000	27,385
United Technologies Corp. 6.125% 7/15/38	80,000	102,736

		758,272

Agriculture — 0.1%
Altria Group, Inc. 2.850% 8/09/22	195,000	187,646
Altria Group, Inc. 4.250% 8/09/42	105,000	97,827
Bunge Ltd. Finance Corp. 3.200% 6/15/17	225,000	234,593
Philip Morris International, Inc. 6.375% 5/16/38	35,000	44,905

		564,971

Airlines — 0.0%
United Airlines Pass-Through Trust, Series 2014-1, Class A 4.000% 10/11/27	130,000	131,787

Auto Manufacturers — 0.2%
Daimler Finance NA LLC (b) 2.625% 9/15/16	200,000	206,643
General Motors Co. (b) 3.500% 10/02/18	215,000	219,838
Hyundai Capital America (b) 1.450% 2/06/17	310,000	311,168
Hyundai Capital America (b) 2.550% 2/06/19	170,000	171,359
Volvo Treasury AB (b) 5.950% 4/01/15	500,000	519,157

		1,428,165

Automotive & Parts — 0.1%
Lear Corp. 8.125% 3/15/20	245,000	263,681

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Lear Corp. 4.750% 1/15/23	$75,000	$74,625
TRW Automotive, Inc. (b) 7.250% 3/15/17	145,000	164,938

		503,244

Banks — 1.0%
Associated Banc-Corp. 5.125% 3/28/16	350,000	372,789
Bank of America Corp. 3.625% 3/17/16	200,000	208,900
Bank of America Corp. 4.000% 4/01/24	360,000	367,391
Bank of America Corp. 4.500% 4/01/15	175,000	180,220
Bank of America Corp. 5.875% 2/07/42	95,000	112,821
Capital One Financial Corp. 2.125% 7/15/14	125,000	125,085
Deutsche Bank AG 1.400% 2/13/17	220,000	221,118
Deutsche Bank AG 2.500% 2/13/19	345,000	351,718
Discover Bank 2.000% 2/21/18	250,000	251,489
Export-Import Bank of Korea 1.750% 2/27/18	55,000	54,640
Export-Import Bank of Korea 4.000% 1/11/17	200,000	213,508
First Horizon National Corp. 5.375% 12/15/15	635,000	671,742
FirstMerit Corp. 4.350% 2/04/23	80,000	83,338
HSBC Holdings PLC 6.500% 9/15/37	125,000	154,132
ICICI Bank Ltd. (b) 4.700% 2/21/18	395,000	417,775
ICICI Bank Ltd. (b) 4.750% 11/25/16	290,000	305,394
ICICI Bank Ltd. (b) 5.500% 3/25/15	440,000	451,858
JP Morgan Chase & Co. 3.375% 5/01/23	140,000	137,413
KFW 2.125% 1/17/23	600,000	580,669
Regions Financial Corp. 5.750% 6/15/15	260,000	271,744
Regions Financial Corp. 7.500% 5/15/18	130,000	154,728
Skandinaviska Enskilda Banken AB (b) 2.375% 3/25/19	200,000	201,740
SVB Financial Group 5.375% 9/15/20	75,000	84,875

	Principal Amount	Value
Valley National Bancorp 5.125% 9/27/23	$200,000	$210,634
Wachovia Bank NA 6.600% 1/15/38	50,000	67,555
Wells Fargo & Co. 4.480% 1/16/24	345,000	365,426
Zions Bancorp. 6.000% 9/15/15	7,000	7,389

		6,626,091

Beverages — 0.1%
Anheuser-Busch Cos, Inc. 6.500% 2/01/43	25,000	33,293
Fomento Economico Mexicano SAB de CV 2.875% 5/10/23	85,000	80,979
Pernod Ricard SA (b) 2.950% 1/15/17	300,000	311,978

		426,250

Biotechnology — 0.0%
Amgen, Inc. 5.150% 11/15/41	225,000	241,433

Building Materials — 0.3%
CRH America, Inc. 8.125% 7/15/18	220,000	270,462
Lafarge SA (b) 6.200% 7/09/15	600,000	628,500
Lafarge SA 6.500% 7/15/16	190,000	208,050
Martin Marietta Materials, Inc. FRN (b) (c) 1.331% 6/30/17	220,000	219,871
Masco Corp. 4.800% 6/15/15	560,000	579,667
Owens Corning, Inc. 6.500% 12/01/16	210,000	234,203
Owens Corning, Inc. 9.000% 6/15/19	55,000	69,159

		2,209,912

Chemicals — 0.7%
Ashland, Inc. 4.750% 8/15/22	1,575,000	1,582,875
Ashland, Inc. 6.875% 5/15/43	208,000	224,120
Cabot Corp. 5.000% 10/01/16	390,000	421,356
CF Industries, Inc. 3.450% 6/01/23	63,000	62,445
CF Industries, Inc. 5.375% 3/15/44	185,000	198,365
Cytec Industries, Inc. 3.500% 4/01/23	65,000	63,886

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Cytec Industries, Inc. 8.950% 7/01/17	$75,000	$90,658
The Dow Chemical Co. 8.550% 5/15/19	65,000	83,543
E.I. du Pont de Nemours & Co. 6.000% 7/15/18	30,000	35,050
Ecolab, Inc. 4.350% 12/08/21	75,000	82,242
Incitec Pivot Finance LLC (b) 6.000% 12/10/19	110,000	124,676
Incitiec Pivot Ltd (b) 4.000% 12/07/15	463,000	480,964
Methanex Corp. 5.250% 3/01/22	20,000	22,112
NOVA Chemicals Corp. 8.625% 11/01/19	175,000	186,900
RPM International, Inc. 3.450% 11/15/22	250,000	243,141
RPM International, Inc. 6.125% 10/15/19	100,000	115,115
RPM International, Inc. 6.500% 2/15/18	205,000	234,580
Valspar Corp. 7.250% 6/15/19	125,000	149,408

		4,401,436

Commercial Services — 0.1%
The ADT Corp. 2.250% 7/15/17	290,000	286,375
Brambles USA, Inc. (b) 3.950% 4/01/15	250,000	255,333
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	57,000	58,853
ERAC USA Finance LLC (b) 2.800% 11/01/18	65,000	67,134
ERAC USA Finance LLC (b) 6.700% 6/01/34	78,000	97,626
The Western Union Co. 5.930% 10/01/16	180,000	197,585

		962,906

Computers — 0.3%
Apple, Inc. 2.400% 5/03/23	240,000	226,725
Apple, Inc. 3.850% 5/04/43	115,000	105,780
Brocade Communications Systems, Inc. 6.875% 1/15/20	20,000	21,100
EMC Corp. 3.375% 6/01/23	304,000	307,631
Hewlett-Packard Co. 2.125% 9/13/15	165,000	167,908
Hewlett-Packard Co. 2.200% 12/01/15	250,000	255,357

	Principal Amount	Value
International Business Machines Corp. 5.600% 11/30/39	$140,000	$167,723
SanDisk Corp., Convertible (b) 0.500% 10/15/20	350,000	440,344

		1,692,568

Cosmetics & Personal Care — 0.0%
Avon Products, Inc. 6.500% 3/01/19	130,000	145,663
The Procter & Gamble Co. 5.800% 8/15/34	45,000	56,336

		201,999

Distribution & Wholesale — 0.0%
Arrow Electronics, Inc. 4.500% 3/01/23	105,000	109,741

Diversified Financial — 1.9%
AerCap Ireland Capital Ltd. (b) 4.500% 5/15/21	765,000	778,387
Affiliated Managers Group, Inc. 4.250% 2/15/24	216,000	223,479
Air Lease Corp. 3.375% 1/15/19	375,000	385,781
Air Lease Corp. 3.875% 4/01/21	265,000	270,300
Air Lease Corp. 5.625% 4/01/17	80,000	87,700
American Express Co. 6.150% 8/28/17	230,000	263,179
American Express Co. VRN 6.800% 9/01/66	20,000	22,000
American Express Co. 8.125% 5/20/19	135,000	171,554
BlackRock, Inc. 5.000% 12/10/19	90,000	102,728
BlackRock, Inc. 6.250% 9/15/17	225,000	259,092
Citigroup, Inc. 4.750% 5/19/15	10,000	10,365
Citigroup, Inc. 5.375% 8/09/20	245,000	280,755
Citigroup, Inc. 5.500% 10/15/14	83,000	84,198
Citigroup, Inc. 5.500% 2/15/17	500,000	549,882
Citigroup, Inc. 5.875% 1/30/42	100,000	119,632
Citigroup, Inc. 6.375% 8/12/14	188,000	189,251
Citigroup, Inc. 8.125% 7/15/39	90,000	135,088
Citigroup, Inc. 8.500% 5/22/19	123,000	157,217
Eaton Vance Corp. 3.625% 6/15/23	97,000	98,851

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Eaton Vance Corp. 6.500% 10/02/17	$16,000	$18,382
Ford Motor Credit Co. LLC 3.000% 6/12/17	240,000	250,380
Ford Motor Credit Co. LLC 3.875% 1/15/15	1,175,000	1,196,050
General Electric Capital Corp. 4.625% 1/07/21	225,000	250,546
General Electric Capital Corp. 6.875% 1/10/39	260,000	349,252
General Motors Financial Co., Inc. 2.750% 5/15/16	170,000	172,550
The Goldman Sachs Group, Inc. 1.600% 11/23/15	290,000	293,009
The Goldman Sachs Group, Inc. 3.625% 2/07/16	120,000	125,073
The Goldman Sachs Group, Inc. 5.375% 3/15/20	225,000	254,875
The Goldman Sachs Group, Inc. 5.625% 1/15/17	455,000	500,746
The Goldman Sachs Group, Inc. 5.750% 1/24/22	200,000	231,437
The Goldman Sachs Group, Inc. 6.250% 2/01/41	60,000	73,194
The Goldman Sachs Group, Inc. 6.345% 2/15/34	75,000	85,680
The Goldman Sachs Group, Inc. 6.750% 10/01/37	75,000	90,228
Hyundai Capital America (b) 1.625% 10/02/15	145,000	146,313
Hyundai Capital America (b) 2.875% 8/09/18	135,000	138,905
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 3.500% 3/15/17	175,000	176,969
International Lease Finance Corp. 3.875% 4/15/18	270,000	276,750
International Lease Finance Corp. 5.750% 5/15/16	865,000	926,631
Janus Capital Group, Inc. 6.700% 6/15/17	375,000	424,478
JP Morgan Chase & Co. 3.450% 3/01/16	80,000	83,482
JP Morgan Chase & Co. 4.500% 1/24/22	200,000	219,148
JP Morgan Chase & Co. 4.950% 3/25/20	50,000	56,302
JP Morgan Chase & Co. 5.600% 7/15/41	195,000	228,699
Lazard Group LLC 4.250% 11/14/20	470,000	492,417
Lazard Group LLC 6.850% 6/15/17	228,000	258,671

	Principal Amount	Value
Legg Mason, Inc. 5.625% 1/15/44	$260,000	$282,612
Leighton Finance USA Pty Ltd. (b) 5.950% 11/13/22	120,000	128,184
Merrill Lynch & Co., Inc. 7.750% 5/14/38	95,000	130,503
Morgan Stanley 3.800% 4/29/16	150,000	157,489
Morgan Stanley 4.000% 7/24/15	250,000	258,923
Morgan Stanley 5.450% 1/09/17	265,000	291,923
Morgan Stanley 5.625% 9/23/19	235,000	270,299
Morgan Stanley 5.750% 1/25/21	115,000	133,587
TD Ameritrade Holding Corp. 4.150% 12/01/14	90,000	91,401

		13,254,527

Electric — 0.9%
The AES Corp. 7.750% 10/15/15	79,000	84,727
CMS Energy Corp. 5.050% 2/15/18	400,000	442,389
Florida Power & Light Co. 4.950% 6/01/35	125,000	141,148
Georgia Power Co. 4.300% 3/15/42	106,000	106,341
IPALCO Enterprises, Inc. 5.000% 5/01/18	400,000	427,000
IPALCO Enterprises, Inc. (b) 7.250% 4/01/16	280,000	305,200
Kansas Gas & Electric Co. 5.647% 3/29/21	179,985	193,439
LG&E and KU Energy LLC 4.375% 10/01/21	275,000	294,521
Metropolitan Edison Co. (b) 4.000% 4/15/25	215,000	216,940
MidAmerican Energy Holdings Co. 5.950% 5/15/37	330,000	402,731
National Fuel Gas Co. 3.750% 3/01/23	125,000	123,483
Nevada Power Co. Series N 6.650% 4/01/36	135,000	181,614
Niagara Mohawk Power Corp. (b) 2.721% 11/28/22	200,000	194,196
NiSource Finance Corp. 4.800% 2/15/44	200,000	202,200
NiSource Finance Corp. 5.800% 2/01/42	175,000	200,493
Oncor Electric Delivery Co. 6.800% 9/01/18	15,000	17,836

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Oncor Electric Delivery Co. 7.500% 9/01/38	$40,000	$57,718
Pacific Gas & Electric Co. 5.800% 3/01/37	120,000	144,717
Pennsylvania Electric Co. (b) 4.150% 4/15/25	295,000	295,618
PPL Capital Funding, Inc. 1.900% 6/01/18	55,000	54,959
PPL Capital Funding, Inc. 5.000% 3/15/44	190,000	204,497
Puget Energy, Inc. 6.500% 12/15/20	271,000	326,712
Southern California Edison Co. 5.950% 2/01/38	105,000	132,699
State Grid Overseas Investment Ltd. (b) 1.750% 5/22/18	200,000	196,692
Tenaska Oklahoma I LP (b) 6.528% 12/30/14	33,958	33,957
TransAlta Corp. 1.900% 6/03/17	230,000	230,900
Transelec SA (b) 4.625% 7/26/23	175,000	179,589
Tri-State Generation & Transmission Association, Series 2003, Class A (b) 6.040% 1/31/18	151,141	162,723
Virginia Electric and Power Co. 6.350% 11/30/37	150,000	198,304
Wisconsin Public Service Corp. 5.650% 11/01/17	225,000	248,150

		6,001,493

Electrical Components & Equipment — 0.1%
Anixter, Inc. 5.950% 3/01/15	510,000	524,662

Electronics — 0.2%
Amphenol Corp. 2.550% 1/30/19	215,000	218,022
Amphenol Corp. 4.000% 2/01/22	100,000	102,974
Arrow Electronics, Inc. 6.000% 4/01/20	220,000	246,454
Avnet, Inc. 4.875% 12/01/22	123,000	130,926
Jabil Circuit, Inc. 7.750% 7/15/16	185,000	209,281
Jabil Circuit, Inc. 8.250% 3/15/18	95,000	113,050

		1,020,707

Engineering & Construction — 0.0%
BAA Funding Ltd. (b) 2.500% 6/25/17	200,000	203,266

	Principal Amount	Value
Entertainment — 0.0%
International Game Technology 5.500% 6/15/20	$125,000	$132,871

Environmental Controls — 0.0%
Republic Services, Inc. 3.800% 5/15/18	140,000	149,986
Republic Services, Inc. 5.250% 11/15/21	25,000	28,487

		178,473

Foods — 0.2%
ConAgra Foods, Inc. 4.950% 8/15/20	150,000	166,240
ConAgra Foods, Inc. 6.625% 8/15/39	75,000	93,827
ConAgra Foods, Inc. 7.000% 4/15/19	195,000	234,442
Delhaize Group 6.500% 6/15/17	210,000	236,801
Kraft Foods, Inc. 4.125% 2/09/16	280,000	294,440
Kraft Foods, Inc. 6.500% 2/09/40	63,000	80,673
Tyson Foods, Inc. 6.600% 4/01/16	220,000	240,981
WM Wrigley Jr. Co. (b) 2.400% 10/21/18	80,000	81,257

		1,428,661

Forest Products & Paper — 0.1%
Domtar Corp. 9.500% 8/01/16	30,000	34,419
Domtar Corp. 10.750% 6/01/17	40,000	49,795
International Paper Co. 4.750% 2/15/22	100,000	110,267
International Paper Co. 7.300% 11/15/39	110,000	148,490
International Paper Co. 9.375% 5/15/19	70,000	92,689
The Mead Corp. 7.550% 3/01/47	260,000	309,721

		745,381

Gas — 0.0%
Boston Gas Co. (b) 4.487% 2/15/42	100,000	102,515

Hand & Machine Tools — 0.0%
Kennametal, Inc. 2.650% 11/01/19	150,000	149,777

Health Care – Products — 0.1%
Boston Scientific Corp. 6.000% 1/15/20	170,000	197,626

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Hospira, Inc. 5.200% 8/12/20	$150,000	$164,177
Johnson & Johnson 5.850% 7/15/38	40,000	51,323

		413,126

Health Care – Services — 0.2%
Cigna Corp. 2.750% 11/15/16	175,000	181,740
Cigna Corp. 5.125% 6/15/20	100,000	113,077
Howard Hughes Medical Institute 3.500% 9/01/23	150,000	154,435
Kaiser Foundation Hospitals 3.500% 4/01/22	75,000	75,677
Roche Holdings, Inc. (b) 6.000% 3/01/19	42,000	49,342
UnitedHealth Group, Inc. 2.750% 2/15/23	80,000	77,535
UnitedHealth Group, Inc. 3.950% 10/15/42	55,000	51,525
UnitedHealth Group, Inc. 6.875% 2/15/38	230,000	311,421
WellPoint, Inc., Convertible 2.750% 10/15/42	100,000	153,187

		1,167,939

Holding Company – Diversified — 0.0%
Hutchison Whampoa International Ltd. (b) 5.750% 9/11/19	220,000	252,799

Home Furnishing — 0.0%
Whirlpool Corp. 3.700% 3/01/23	110,000	111,086
Whirlpool Corp. 5.150% 3/01/43	50,000	53,194

		164,280

Household Products — 0.1%
Avery Dennison Corp. 3.350% 4/15/23	70,000	67,379
Church & Dwight Co., Inc. 3.350% 12/15/15	150,000	155,681
Jarden Corp., Convertible (b) 1.125% 3/15/34	81,000	82,721
Jarden Corp., Convertible 1.500% 6/15/19	20,000	24,163

		329,944

Housewares — 0.1%
Newell Rubbermaid, Inc. 2.000% 6/15/15	135,000	136,721
Newell Rubbermaid, Inc. 2.050% 12/01/17	150,000	151,633

		288,354

	Principal Amount	Value
Insurance — 1.1%
Aflac, Inc. 3.625% 6/15/23	$235,000	$239,849
Aflac, Inc. 8.500% 5/15/19	110,000	141,832
The Allstate Corp. 5.550% 5/09/35	150,000	178,409
The Allstate Corp. VRN 5.750% 8/15/53	320,000	343,698
The Allstate Corp. 7.450% 5/16/19	18,000	22,390
Arch Capital Group US, Inc. 5.144% 11/01/43	170,000	183,939
AXIS Specialty Finance PLC 2.650% 4/01/19	95,000	95,819
The Chubb Corp. VRN 6.375% 3/29/67	245,000	272,256
CNA Financial Corp. 3.950% 5/15/24	180,000	185,733
CNA Financial Corp. 7.350% 11/15/19	180,000	222,035
Five Corners Funding Trust (b) 4.419% 11/15/23	215,000	226,681
The Hartford Financial Services Group, Inc. 4.000% 3/30/15	290,000	297,733
The Hartford Financial Services Group, Inc. VRN 8.125% 6/15/38	220,000	260,150
ING US, Inc. 5.500% 7/15/22	125,000	143,165
ING US, Inc. VRN 5.650% 5/15/53	205,000	208,588
Liberty Mutual Group, Inc. (b) 4.250% 6/15/23	97,000	100,537
Lincoln National Corp. 4.300% 6/15/15	100,000	103,343
Marsh & McLennan Cos., Inc. 4.800% 7/15/21	200,000	222,134
Marsh & McLennan Cos., Inc. 5.875% 8/01/33	100,000	117,766
MetLife Capital Trust IV (b) 7.875% 12/15/37	345,000	428,662
MetLife, Inc. Series A 6.817% 8/15/18	45,000	53,790
Principal Financial Group, Inc. 8.875% 5/15/19	120,000	154,928
The Progressive Corp. VRN 6.700% 6/15/37	356,000	396,050
Prudential Financial, Inc. 3.875% 1/14/15	210,000	213,892
Prudential Financial, Inc. 4.500% 11/15/20	125,000	137,777
Prudential Financial, Inc. 4.750% 9/17/15	375,000	393,568

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Prudential Financial, Inc. VRN 5.200% 3/15/44	$305,000	$311,100
Prudential Financial, Inc. VRN 5.625% 6/15/43	245,000	262,072
Prudential Financial, Inc. 6.200% 11/15/40	75,000	93,891
Prudential Financial, Inc. VRN 8.875% 6/15/38	260,000	318,838
QBE Capital Funding III Ltd. VRN (b) 7.250% 5/24/41	200,000	215,500
QBE Insurance Group Ltd. (b) 2.400% 5/01/18	115,000	114,810
Reinsurance Group of America, Inc. 4.700% 9/15/23	225,000	241,382
Reinsurance Group of America, Inc. 5.000% 6/01/21	225,000	248,135
Reinsurance Group of America, Inc. 6.450% 11/15/19	220,000	259,769
The Travelers Cos., Inc. 6.250% 6/15/37	125,000	161,201
Willis Group Holdings PLC 4.125% 3/15/16	55,000	57,508
Willis North America, Inc. 7.000% 9/29/19	97,000	113,837

		7,742,767

Internet — 0.1%
Baidu, Inc. 3.250% 8/06/18	285,000	294,452
Expedia, Inc. 7.456% 8/15/18	425,000	504,021

		798,473

Investment Companies — 0.1%
Xstrata Finance Canada Ltd. (b) 2.050% 10/23/15	225,000	227,549
Xstrata Finance Canada Ltd. (b) 2.850% 11/10/14	225,000	226,289
Xstrata Finance Canada Ltd. (b) 5.800% 11/15/16	195,000	214,566

		668,404

Iron & Steel — 0.4%
Allegheny Technologies, Inc. 9.375% 6/01/19	180,000	223,311
ArcelorMittal 4.250% 8/05/15	414,000	424,868
ArcelorMittal 5.750% 8/05/20	285,000	306,375
ArcelorMittal 9.500% 2/15/15	555,000	582,056
Cliffs Natural Resources, Inc. 3.950% 1/15/18	175,000	177,333
Commercial Metals Co. 6.500% 7/15/17	125,000	139,219

	Principal Amount	Value
Glencore Funding LLC (b) 3.125% 4/29/19	$145,000	$147,871
Reliance Steel & Aluminum Co. 4.500% 4/15/23	145,000	147,923
Reliance Steel & Aluminum Co. 6.200% 11/15/16	245,000	266,167
Reliance Steel & Aluminum Co. 6.850% 11/15/36	255,000	285,543

		2,700,666

Leisure Time — 0.0%
Carnival Corp. 1.875% 12/15/17	125,000	125,723

Lodging — 0.3%
Choice Hotels International, Inc. 5.700% 8/28/20	250,000	269,062
Marriott International, Inc. 3.250% 9/15/22	265,000	262,055
Marriott International, Inc. 3.375% 10/15/20	215,000	222,915
Marriott International, Inc. 5.810% 11/10/15	70,000	74,458
Marriott International, Inc. 6.200% 6/15/16	160,000	175,772
Starwood Hotels & Resorts Worldwide, Inc. 6.750% 5/15/18	40,000	47,073
Wyndham Worldwide Corp. 2.500% 3/01/18	200,000	203,054
Wyndham Worldwide Corp. 2.950% 3/01/17	75,000	77,901
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.750% 8/15/20	425,000	463,250

		1,795,540

Machinery – Diversified — 0.2%
CNH Capital LLC 3.250% 2/01/17	105,000	106,444
CNH Capital LLC (b) 3.375% 7/15/19	230,000	228,275
CNH Capital LLC 3.625% 4/15/18	116,000	118,465
CNH Capital LLC 3.875% 11/01/15	380,000	387,600
CNH Capital LLC 6.250% 11/01/16	220,000	238,700
Xylem, Inc. 3.550% 9/20/16	200,000	210,701
Xylem, Inc. 4.875% 10/01/21	100,000	108,753

		1,398,938

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Manufacturing — 0.3%
Eaton Corp. 1.500% 11/02/17	$140,000	$140,173
General Electric Co. 4.125% 10/09/42	270,000	266,666
Harsco Corp 2.700% 10/15/15	1,098,000	1,107,608
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	180,000	214,452
Textron, Inc. 6.200% 3/15/15	180,000	187,341
Tyco Electronics Group SA 6.550% 10/01/17	200,000	231,437

		2,147,677

Media — 0.3%
21st Century Fox America Co. 6.900% 8/15/39	100,000	130,808
CBS Corp. 7.875% 7/30/30	210,000	282,194
Comcast Corp. 6.400% 5/15/38	175,000	223,037
Globo Comunicacao e Participacoes SA (b) 4.875% 4/11/22	275,000	288,750
Globo Comunicacao e Participacoes SA STEP (b) 6.250% 7/29/49	320,000	334,800
NBCUniversal Media LLC 6.400% 4/30/40	20,000	25,641
Time Warner Cable, Inc. 6.750% 6/15/39	110,000	141,769
Time Warner Cable, Inc. 8.250% 4/01/19	45,000	57,021
Time Warner Cable, Inc. 8.750% 2/14/19	65,000	83,361
Time Warner, Inc. 4.700% 1/15/21	125,000	138,412
Time Warner, Inc. 6.100% 7/15/40	135,000	158,467
Time Warner, Inc. 6.250% 3/29/41	25,000	30,084
Viacom, Inc. 6.250% 4/30/16	195,000	214,151

		2,108,495

Metal Fabricate & Hardware — 0.0%
The Timken Co. 6.000% 9/15/14	125,000	126,280

Mining — 0.2%
Freeport-McMoRan Copper & Gold, Inc. 2.375% 3/15/18	105,000	106,565
Freeport-McMoRan Copper & Gold, Inc. 5.450% 3/15/43	155,000	160,810

	Principal Amount	Value
Rio Tinto Finance USA Ltd. 9.000% 5/01/19	$255,000	$334,318
Vale Overseas Ltd. 6.250% 1/23/17	305,000	341,295
Vale Overseas Ltd. 6.875% 11/10/39	80,000	88,844
Vulcan Materials Co. 6.500% 12/01/16	15,000	16,613

		1,048,445

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc. 4.625% 3/15/24	270,000	279,274
Pitney Bowes, Inc. 4.750% 1/15/16	125,000	132,277
Pitney Bowes, Inc. 4.750% 5/15/18	20,000	21,451
Pitney Bowes, Inc. 5.750% 9/15/17	31,000	34,778
Xerox Corp. 4.250% 2/15/15	150,000	153,454
Xerox Corp. 5.625% 12/15/19	10,000	11,480

		632,714

Office Furnishings — 0.0%
Steelcase, Inc. 6.375% 2/15/21	100,000	114,953

Oil & Gas — 1.0%
Anadarko Petroleum Corp. 6.450% 9/15/36	135,000	172,158
Chesapeake Energy Corp. 3.250% 3/15/16	725,000	729,531
Chesapeake Energy Corp., Convertible 2.250% 12/15/38	45,000	43,369
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	460,000	492,775
ConocoPhillips 6.500% 2/01/39	110,000	147,521
Devon Energy Corp. 5.600% 7/15/41	175,000	202,555
Ecopetrol SA 4.250% 9/18/18	40,000	42,800
EQT Corp. 4.875% 11/15/21	110,000	120,221
Motiva Enterprises LLC (b) 5.750% 1/15/20	215,000	244,366
Motiva Enterprises LLC (b) 6.850% 1/15/40	170,000	223,104
Newfield Exploration Co. 6.875% 2/01/20	200,000	212,000
Nexen, Inc. 7.500% 7/30/39	25,000	33,832

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pemex Project Funding Master Trust 6.625% 6/15/38	$37,000	$43,290
Petrobras Global Finance BV 2.000% 5/20/16	195,000	195,282
Petrobras Global Finance BV 3.000% 1/15/19	110,000	107,982
Petrobras Global Finance BV 3.250% 3/17/17	560,000	574,162
Petrobras International Finance Co. 3.875% 1/27/16	275,000	283,539
Petrobras International Finance Co. 5.375% 1/27/21	240,000	250,135
Petrobras International Finance Co. 6.750% 1/27/41	100,000	103,000
Petroleos Mexicanos (b) 3.125% 1/23/19	50,000	51,725
Petroleos Mexicanos 5.500% 1/21/21	285,000	319,913
Petroleos Mexicanos (b) 6.375% 1/23/45	80,000	92,900
Phillips 66 5.875% 5/01/42	100,000	119,807
Pioneer Natural Resources Co. 5.875% 7/15/16	240,000	262,626
Rowan Cos., Inc. 4.875% 6/01/22	325,000	348,126
Rowan Cos., Inc. 5.000% 9/01/17	220,000	238,615
Shell International Finance BV 5.500% 3/25/40	75,000	89,846
Talisman Energy, Inc. 5.500% 5/15/42	125,000	135,530
Talisman Energy, Inc. 7.750% 6/01/19	205,000	253,937
Transocean, Inc. 4.950% 11/15/15	440,000	463,919
Transocean, Inc. 5.050% 12/15/16	200,000	217,264
Valero Energy Corp. 6.125% 2/01/20	200,000	236,344

		7,052,174

Oil & Gas Services — 0.2%
Baker Hughes, Inc. 5.125% 9/15/40	200,000	227,492
Hornbeck Offshore Services, Inc. 1.500% 9/01/19	180,000	217,687
SEACOR Holdings, Inc. (b) 3.000% 11/15/28	25,000	24,563
SESI LLC 6.375% 5/01/19	105,000	112,088
Superior Energy Services, Inc. 7.125% 12/15/21	458,000	516,395

	Principal Amount	Value
Weatherford International Ltd. 4.500% 4/15/22	$125,000	$132,907
Weatherford International Ltd. 5.950% 4/15/42	100,000	113,409
Weatherford International Ltd. 6.000% 3/15/18	75,000	85,337

		1,429,878

Packaging & Containers — 0.0%
Brambles USA Inc., Series A (b) 5.350% 4/01/20	90,000	101,848

Pharmaceuticals — 0.3%
AbbVie, Inc. 4.400% 11/06/42	75,000	72,810
McKesson Corp. 1.292% 3/10/17	95,000	95,251
McKesson Corp. 2.284% 3/15/19	95,000	95,333
McKesson Corp. 3.796% 3/15/24	45,000	46,005
McKesson Corp. 4.750% 3/01/21	150,000	167,117
McKesson Corp. 4.883% 3/15/44	60,000	63,009
McKesson Corp. 6.000% 3/01/41	125,000	150,632
Medco Health Solutions, Inc. 2.750% 9/15/15	250,000	255,978
Merck Sharp & Dohme Corp. 5.850% 6/30/39	45,000	55,463
Mylan, Inc. (b) 7.875% 7/15/20	575,000	636,444
Teva Pharmaceutical Finance Co. LLC 6.150% 2/01/36	80,000	96,729
Warner Chilcott Co. LLC 7.750% 9/15/18	210,000	220,771
Zoetis, Inc. 3.250% 2/01/23	80,000	79,136

		2,034,678

Pipelines — 0.6%
Boardwalk Pipelines LLC 5.500% 2/01/17	175,000	190,627
Boardwalk Pipelines LP 5.875% 11/15/16	390,000	428,659
CenterPoint Energy Resources Corp. 4.500% 1/15/21	100,000	109,859
CenterPoint Energy Resources Corp. 5.850% 1/15/41	100,000	122,214
DCP Midstream LLC (b) 9.750% 3/15/19	20,000	25,787
DCP Midstream Operating LLC 3.875% 3/15/23	40,000	40,497

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
El Paso Pipeline Partners Operating Co. LLC 4.100% 11/15/15	$125,000	$130,039
Enable Oklahoma Intrastate Transmission LLC (b) 6.875% 7/15/14	590,000	591,045
Energy Transfer Partners LP FRN 3.242% 11/01/66	250,000	229,750
Enterprise Products Operating LP 3.200% 2/01/16	100,000	103,883
Enterprise Products Operating LP 5.950% 2/01/41	150,000	178,545
Gulf South Pipeline Co. LP (b) 5.050% 2/01/15	150,000	153,317
Kinder Morgan Energy Partners LP 6.000% 2/01/17	130,000	145,014
Kinder Morgan Energy Partners LP 6.500% 2/01/37	120,000	140,940
Kinder Morgan Energy Partners LP 6.950% 1/15/38	10,000	12,329
Kinder Morgan Finance Co. LLC (b) 6.000% 1/15/18	150,000	163,875
ONEOK Partners LP 3.250% 2/01/16	100,000	103,897
ONEOK Partners LP 6.125% 2/01/41	120,000	141,714
Southern Natural Gas Co. LLC (b) 5.900% 4/01/17	250,000	281,033
Texas Eastern Transmission LP (b) 6.000% 9/15/17	175,000	195,363
TransCanada PipeLines Ltd. 6.200% 10/15/37	125,000	158,210
The Williams Cos., Inc. 3.700% 1/15/23	100,000	96,194
Williams Partners LP 5.250% 3/15/20	365,000	411,721

		4,154,512

Real Estate — 0.0%
AMB Property LP 4.500% 8/15/17	175,000	189,518
Post Apartment Homes LP 3.375% 12/01/22	50,000	48,601

		238,119

Real Estate Investment Trusts (REITS) — 0.5%
American Tower Corp. 3.400% 2/15/19	185,000	193,539
American Tower Corp. 4.500% 1/15/18	330,000	359,565
ARC Properties Operating Partnership LP/Clark Acquisition LLC (b) 2.000% 2/06/17	225,000	225,541

	Principal Amount	Value
ARC Properties Operating Partnership LP/Clark Acquisition LLC (b) 3.000% 2/06/19	$110,000	$110,417
Boston Properties LP 3.700% 11/15/18	100,000	106,753
Boston Properties LP 4.125% 5/15/21	140,000	148,646
Brandywine Operating Partners LP 4.950% 4/15/18	200,000	217,818
DDR Corp. 4.750% 4/15/18	60,000	65,300
DDR Corp. 7.875% 9/01/20	60,000	75,922
Developers Diversified Realty Corp. 5.500% 5/01/15	390,000	404,859
Duke Realty LP 8.250% 8/15/19	225,000	282,978
ERP Operating LP 4.625% 12/15/21	75,000	82,555
Federal Realty Investment Trust 5.900% 4/01/20	55,000	64,438
HCP, Inc. 2.625% 2/01/20	180,000	180,094
Highwoods Realty LP 7.500% 4/15/18	265,000	312,992
ProLogis LP 2.750% 2/15/19	90,000	91,697
Realty Income Corp. 2.000% 1/31/18	465,000	467,198
Simon Property Group LP 5.650% 2/01/20	35,000	40,890
Ventas Realty LP/Ventas Capital Corp. 4.250% 3/01/22	100,000	106,227

		3,537,429

Retail — 0.3%
CVS Caremark Corp. 6.125% 9/15/39	175,000	217,906
CVS Pass-Through Trust (b) 5.926% 1/10/34	306,299	349,956
The Home Depot, Inc. 5.950% 4/01/41	150,000	187,991
Macy’s Retail Holdings, Inc. 7.450% 7/15/17	110,000	129,152
McDonald’s Corp. 6.300% 10/15/37	100,000	129,236
O’Reilly Automotive, Inc. 3.850% 6/15/23	105,000	107,215
O’Reilly Automotive, Inc. 4.875% 1/14/21	150,000	164,054
QVC, Inc. 3.125% 4/01/19	155,000	157,636
QVC, Inc. 4.375% 3/15/23	150,000	152,370

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
QVC, Inc. 5.125% 7/02/22	$30,000	$31,940
Wal-Mart Stores, Inc. 5.625% 4/01/40	370,000	447,837

		2,075,293

Savings & Loans — 0.1%
Glencore Funding LLC (b) 1.700% 5/27/16	156,000	157,420
Glencore Funding LLC (b) 2.500% 1/15/19	252,000	251,359
Washington Mutual Bank (d) 5.650% 8/15/14	775,000	77

		408,856

Semiconductors — 0.2%
Applied Materials, Inc. 5.850% 6/15/41	250,000	292,196
Intel Corp. 3.250% 8/01/39	205,000	316,212
Intel Corp., Convertible 2.950% 12/15/35	200,000	248,625
Micron Technology, Inc., Convertible 2.125% 2/15/33	226,000	686,051
Micron Technology, Inc., Convertible 3.000% 11/15/43	85,000	109,491

		1,652,575

Software — 0.2%
Broadridge Financial Solutions, Inc. 3.950% 9/01/20	110,000	115,145
CA, Inc. 2.875% 8/15/18	125,000	127,884
CA, Inc. 5.375% 12/01/19	270,000	303,544
Citrix Systems, Inc., Convertible (b) 0.500% 4/15/19	345,000	365,269
Microsoft Corp. 3.000% 10/01/20	80,000	83,547

		995,389

Telecommunications — 0.9%
America Movil SAB de CV 5.000% 3/30/20	130,000	144,127
America Movil SAB de CV 6.125% 3/30/40	135,000	159,006
AT&T, Inc. 6.500% 9/01/37	300,000	370,821
AT&T, Inc. 6.550% 2/15/39	25,000	30,985
British Telecom PLC 9.625% 12/15/30	55,000	87,601
CenturyLink, Inc. 6.150% 9/15/19	140,000	152,600
CenturyLink, Inc. 7.600% 9/15/39	45,000	45,169

	Principal Amount	Value
Cisco Systems, Inc. 5.500% 1/15/40	$55,000	$64,039
Deutsche Telekom International Finance BV 8.750% 6/15/30	60,000	87,750
Embarq Corp. 7.082% 6/01/16	110,000	122,394
ENTEL Chile SA (b) 4.875% 10/30/24	200,000	208,268
Juniper Networks, Inc. 4.600% 3/15/21	100,000	107,622
Juniper Networks, Inc. 5.950% 3/15/41	175,000	194,093
Qwest Corp. 8.375% 5/01/16	550,000	622,038
Rogers Communications, Inc. 6.800% 8/15/18	20,000	23,769
Rogers Communications, Inc. 7.500% 8/15/38	30,000	40,544
Sprint Communications, Inc. (b) 9.000% 11/15/18	415,000	503,188
Telecom Italia Capital 6.000% 9/30/34	45,000	45,113
Telefonaktiebolaget LM Ericsson 4.125% 5/15/22	150,000	155,911
Telefonica Emisiones SAU 3.992% 2/16/16	300,000	314,099
Telefonica Emisiones SAU 5.462% 2/16/21	125,000	141,934
Telefonica Emisiones SAU 6.421% 6/20/16	93,000	102,383
Verizon Communications, Inc. 2.500% 9/15/16	115,000	118,535
Verizon Communications, Inc. 3.650% 9/14/18	135,000	144,380
Verizon Communications, Inc. 5.150% 9/15/23	225,000	251,796
Verizon Communications, Inc. 6.550% 9/15/43	325,000	408,993
Verizon Communications, Inc. 8.750% 11/01/18	195,000	247,570
Verizon Global Funding Corp. 7.750% 12/01/30	150,000	205,713
Virgin Media Finance PLC 8.375% 10/15/19	975,000	1,031,063

		6,131,504

Transportation — 0.2%
Asciano Finance (b) 3.125% 9/23/15	160,000	163,290
Asciano Finance (b) 4.625% 9/23/20	105,000	112,098
Asciano Finance (b) 5.000% 4/07/18	250,000	272,218
Burlington Northern Santa Fe LLC 6.750% 3/15/29	190,000	241,855

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Canadian National Railway Co. 5.850% 11/15/17	$140,000	$159,366
Con-way, Inc. 7.250% 1/15/18	75,000	87,456
CSX Corp. 7.250% 5/01/27	50,000	62,527
Norfolk Southern Corp. 6.000% 5/23/2111	100,000	119,128
Ryder System, Inc. 2.550% 6/01/19	65,000	65,799
Union Pacific Corp. 4.000% 2/01/21	125,000	136,258

		1,419,995

Trucking & Leasing — 0.3%
GATX Corp. 3.500% 7/15/16	250,000	261,921
GATX Corp. 3.900% 3/30/23	95,000	96,575
GATX Corp. 4.750% 5/15/15	85,000	88,048
GATX Corp. 4.750% 6/15/22	150,000	161,767
Penske Truck Leasing Co. LP/PTL Finance Corp. (b) 2.500% 3/15/16	620,000	637,314
Penske Truck Leasing Co. LP/PTL Finance Corp. (b) 2.500% 6/15/19	290,000	290,535
TTX Co. (b) 4.150% 1/15/24	255,000	264,019

		1,800,179

TOTAL CORPORATE DEBT (Cost $96,703,087)		102,311,061

MUNICIPAL OBLIGATIONS — 0.4%
JobsOhio Beverage System Series B 4.532% 1/01/35	325,000	335,514
San Diego County Regional Airport Authority 5.594% 7/01/43	900,000	964,548
State of California 5.950% 4/01/16	175,000	191,028
State of California BAB 7.550% 4/01/39	120,000	180,398
State of California BAB 7.600% 11/01/40	350,000	529,162
State of Illinois 5.365% 3/01/17	575,000	629,274

		2,829,924

TOTAL MUNICIPAL OBLIGATIONS (Cost $2,648,363)		2,829,924

	Principal Amount	Value
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.1%
Automobile ABS — 0.2%
Capital Automotive REIT, Series 2012-1A, Class A (b) 4.700% 7/15/42	$233,355	$239,938
CPS Auto Trust, Series 2014-A, Class A (b) 1.210% 8/15/18	249,168	248,680
CPS Auto Trust, Series 2012-A, Class A (b) 2.780% 6/17/19	81,899	83,133
Exeter Automobile Receivables Trust, Series 2013-1A, Class A (b) 1.290% 10/16/17	119,272	119,498
Flagship Credit Auto Trust, Series 2013-2, Class A (b) 1.940% 1/15/19	241,115	242,673
Rental Car Finance Corp., Series 2011-1A, Class A1 (b) 2.510% 2/25/16	155,000	156,071
Santander Drive Auto Receivables Trust, Series 2011-S2A, Class B (b) 2.060% 6/15/17	6,977	6,977

		1,096,970

Commercial MBS — 2.0%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.948% 2/10/51	296,572	328,726
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class AM VRN 6.015% 2/10/51	220,000	246,195
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4 VRN 6.418% 2/10/51	360,000	406,992
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class AM VRN 6.461% 2/10/51	215,000	245,356
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	350,000	379,885
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	225,000	243,794
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class AM VRN 5.513% 1/12/45	425,000	458,267
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 VRN 5.694% 6/11/50	235,000	261,509

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	$275,000	$306,118
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class AM VRN 5.835% 9/11/42	155,000	172,510
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.936% 9/11/38	400,000	430,264
Commercial Mortgage Pass-Through Certificates, Series 2012-CR4, Class B (b) 3.703% 10/15/45	195,000	195,454
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS2, Class A5 3.961% 3/10/47	319,000	336,041
Commercial Mortgage Pass-Through Certificates, Series 2007-C9, Class AM VRN 5.650% 12/10/49	225,000	250,172
Commercial Mortgage Pass-Through Certificates, Series 2007-C9, Class A4 VRN 5.987% 12/10/49	476,000	532,811
DBCCRE Mortgage Trust, Series 2014-ARCP, Class A (b) 4.238% 1/10/34	165,000	174,406
DBRR Trust, Series 2013-EZ3, Class A VRN (b) 1.636% 12/18/49	309,277	311,597
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 (b) 3.386% 7/10/44	225,000	234,829
DBUBS Mortgage Trust, Series 2011-LC1A, Class B VRN (b) 5.471% 11/10/46	110,000	125,862
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM VRN 6.014% 7/10/38	215,000	232,854
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4 VRN 6.014% 7/10/38	482,650	519,474
GS Mortgage Securities Corp. II, Series 2012-GC6, Class AS (b) 4.948% 1/10/45	100,000	111,426
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	725,000	782,393
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class AM VRN 5.466% 6/12/47	265,000	289,049

	Principal Amount	Value
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AM VRN 5.856% 9/12/49	$260,000	$290,800
Morgan Stanley Capital I, Series 2011-C2, Class B VRN (b) 5.200% 6/15/44	250,000	277,538
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	200,000	216,392
Morgan Stanley Capital I, Series 2007-HQ11, Class A4 VRN 5.447% 2/12/44	440,000	478,131
Morgan Stanley Capital I, Series 2007-HQ11, Class AM VRN 5.478% 2/12/44	300,000	326,796
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	181,424	183,156
Morgan Stanley Capital I, Series 2006-HQ8, Class AM VRN 5.646% 3/12/44	275,000	292,926
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.454% 1/11/43	180,000	205,278
STRIPs Ltd., Series 2012-1A, Class A (b) 1.500% 12/25/44	236,977	234,607
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.564% 8/15/39	200,000	209,629
VNO Mortgage Trust, Series 2013-PENN, Class A (b) 3.808% 12/13/29	240,000	255,019
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class AM 5.339% 11/15/48	270,000	292,528
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM VRN 5.466% 1/15/45	295,000	313,835
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	750,000	810,788
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class AM VRN 5.591% 4/15/47	200,000	219,703
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4 VRN 6.140% 2/15/51	190,000	208,063
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM VRN 6.140% 2/15/51	235,000	262,381
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (b) 3.349% 11/15/43	75,544	79,080

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wells Fargo Reremic Trust, Series 2012-IO, Class A (b) 1.750% 8/20/21	$147,817	$147,877
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 (b) 3.240% 3/15/44	175,000	182,016
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (b) 3.791% 2/15/44	200,000	207,427
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class B 4.311% 8/15/45	190,000	201,323

		13,471,277

Home Equity ABS — 0.8%
Aames Mortgage Investment Trust, Series 2005-1, Class M4 FRN 1.277% 6/25/35	200,000	189,885
Aames Mortgage Investment Trust, Series 2004-1, Class M5 FRN 1.877% 1/25/35	382,562	359,581
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.422% 8/25/35	105,560	104,390
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.890% 11/25/34	35,568	35,512
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.812% 6/25/35	116,829	115,424
Asset-Backed Securities Corp. Trust, Series 2005-HE2, Class M1 FRN 0.827% 2/25/35	80,476	79,541
Bayview Financial Mortgage Pass-Through Trust, Series 2005-B, Class M1 FRN 0.599% 4/28/39	230,000	223,558
Bear Stearns Asset-Backed Securities I Trust, Series 2006-EC2, Class M1 FRN 0.552% 2/25/36	140,865	132,878
Bear Stearns Asset-Backed Securities Trust, Series 2005-3, Class A1 FRN 0.602% 9/25/35	8,986	8,975
Citigroup Mortgage Loan Trust, Series 2006-SHL1, Class A1 FRN (b) 0.352% 11/25/45	283,177	267,045
Citigroup Mortgage Loan Trust, Inc., Series 2003-HE4, Class A FRN (b) 0.562% 12/25/33	26,081	25,935
Citigroup Mortgage Loan Trust, Inc., Series 2005-OPT4, Class M2 FRN 0.582% 7/25/35	97,205	93,876

	Principal Amount	Value
Countrywide Asset-Backed Certificates, Series 2005-3, Class MV2 FRN 0.600% 8/25/35	$119,054	$115,921
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.612% 9/25/34	42,294	42,029
Countrywide Asset-Backed Certificates, Series 2005-6, Class M1 FRN 0.642% 12/25/35	58,724	58,334
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1 FRN 0.572% 5/25/36	283,048	265,124
First Franklin Mortgage Loan Trust, Series 2005-FF7, Class M1 FRN 0.602% 7/25/35	295,878	283,586
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.392% 1/25/36	117,548	113,812
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.582% 4/25/35	106,525	99,755
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.322% 8/25/36	97,099	94,720
Home Equity Asset Trust, Series 2005-4, Class M2 FRN 0.812% 10/25/35	76,286	75,835
JP Morgan Mortgage Acquisition Corp., Series 2005-FLD1, Class M2 FRN 0.887% 7/25/35	127,100	126,092
Lake Country Mortgage Loan Trust, Series 2005-HE1, Class M1 FRN (b) 0.932% 12/25/32	127,686	125,760
Long Beach Mortgage Loan Trust, Series 2005-3, Class 2A2 FRN 0.432% 8/25/45	6,037	6,024
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2 FRN 0.947% 2/25/35	289,387	275,489
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 0.977% 6/25/35	365,997	346,083
MASTR Asset-Backed Securities Trust, Series 2005-WMC1, Class M3 FRN 0.872% 3/25/35	295,000	272,337
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (b) 0.884% 6/28/35	369,403	362,909
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M2 FRN (b) 0.914% 6/28/35	220,000	195,636
Morgan Stanley Capital, Inc., Series 2005-WMC6, Class M2 FRN 0.902% 7/25/35	239,592	236,493

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 FRN 0.622% 5/25/35	$14,392	$14,312
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A FRN 0.412% 9/25/35	143,118	140,646
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.532% 8/25/35	154,140	151,343
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.652% 3/25/35	138,122	135,720
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.342% 3/25/36	6,353	6,346
Residential Asset Securities Corp., Series 2005-KS12, Class A2 FRN 0.402% 1/25/36	15,224	15,181
Residential Asset Securities Corp., Series 2005-EMX4, Class M1 FRN 0.582% 11/25/35	267,669	255,036
Specialty Underwriting & Residential Finance, Series 2005-AB1, Class A1C FRN 0.492% 3/25/36	33,820	33,623
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.512% 8/25/35	95,307	94,456

		5,579,202

Other ABS — 1.3%
321 Henderson Receivables LLC, Series 2005-1A, Class A1 FRN (b) 0.382% 11/15/40	167,370	159,585
AIMCO CLO Ltd., Series 2014-AA, Class A FRN (b) 1.763% 7/20/26	360,000	359,996
ARL Second LLC, Series 2014-1A, Class A1 (b) (e) 2.920% 6/15/44	210,000	209,916
Avery Point CLO Ltd., Series 2014-5A, Class A (c) 1.000% 7/17/26	350,000	350,000
BCC Funding VIII LLC, Series 2014-1A, Class A (b) 1.794% 6/20/20	200,193	200,073
Cajun Global LLC, Series 2011-1A, Class A2 (b) 5.955% 2/20/41	206,693	214,064
Carlyle Global Market Strategies, Series 2014-1A, Class A FRN (b) 1.756% 4/17/25	555,000	556,187

	Principal Amount	Value
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (b) 4.474% 3/20/43	$152,094	$155,170
CLI Funding LLC, Series 2006-1A, Class A FRN (b) 0.334% 8/18/21	78,658	78,468
Diamond Resorts Owner Trust, Series 2013-2, Class A (b) 2.270% 5/20/26	346,839	347,998
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (b) 5.216% 1/25/42	449,306	485,216
Fairway Outdoor Funding LLC, Series 2012-1A, Class A2 (b) 4.212% 10/15/42	424,627	429,208
Global Container Assets Ltd., Series 2013-1A, Class A1 (b) 2.200% 11/05/28	268,912	268,109
Global SC Finance SRL, Series 2013-2A, Class A (b) 3.670% 11/17/28	249,542	254,727
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (b) 2.400% 6/02/17	250,000	253,847
Hilton Grand Vacations Trust, Series 2013-A, Class A (b) 2.280% 1/25/26	158,776	160,610
Horizon Funding Trust, Series 2013-1A, Class A (b) 3.000% 5/15/18	190,022	190,378
Icon Brands Holdings LLC, Series 2012-1A, Class A (b) 4.229% 1/25/43	54,750	55,263
Icon Brands Holdings LLC, Series 2013-1A, Class A (b) 4.352% 1/25/43	164,667	166,439
ING IM CLO Ltd., Series 2012-3A, Class A FRN (b) 1.676% 10/15/22	250,000	250,408
ING Investment Management CLO Ltd., Series 2013-3A, Class A1 FRN (b) 1.686% 1/18/26	260,000	260,156
LCM Ltd., Series 10AR, Class AR FRN (b) 1.487% 4/15/22	500,000	500,009
LCM Ltd., Series 16A, Class A FRN (b) 1.758% 7/15/26	460,000	460,193
Madison Park Funding XII Ltd., Series 2014-12A, Class A FRN (b) 1.723% 7/20/26	465,000	465,743
New York City Tax Lien, Series 2012-AA, Class A (b) 1.230% 11/10/25	56,077	56,088

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Race Point CLO Ltd., Series 2012-7A, Class A FRN (b) 1.657% 11/08/24	$250,000	$250,235
Race Point VIII CLO Ltd., Series 2013-8A, Class A FRN (b) 1.478% 2/20/25	250,000	248,712
Sierra Receivables Funding Co. LLC, Series 2012-3A, Class A (b) 1.870% 8/20/29	102,681	103,278
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (b) 2.840% 11/20/28	104,190	105,995
Sierra Receivables Funding Co. LLC, Series 2011-1A, Class A (b) 3.350% 4/20/26	121,862	125,027
Sonic Capital LLC, Series 2011-1A, Class A2 (b) 5.438% 5/20/41	201,542	215,151
Springleaf Funding Trust, Series 2013-AA, Class A (b) 2.580% 9/15/21	225,000	226,649
Structured Receivables Finance LLC, Series 2010-B, Class A (b) 3.730% 8/15/36	151,412	158,294
TAL Advantage LLC, Series 2006-1A FRN (b) 0.376% 4/20/21	238,333	235,895
Trafigura Securitisation Finance PLC, Series 2012-1A, Class A FRN (b) 2.551% 10/15/15	315,000	318,290
Trinity Rail Leasing LP, Series 2004-1A, Class A (b) 5.270% 8/14/27	107,338	115,025
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (b) 4.370% 7/15/41	130,155	137,479

		9,127,881

Student Loans ABS — 0.7%
Access Group, Inc., Series 2007-A, Class A2 FRN 0.357% 8/25/26	54,158	53,924
Access Group, Inc., Series 2003-A, Class A3 FRN 1.230% 7/01/38	358,774	331,844
Access Group, Inc., Series 2008-1, Class A FRN 1.528% 10/27/25	144,325	145,454
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.652% 1/25/47	350,000	294,000
EdLinc Student Loan Funding Trust, Series 2012-1, Class B FRN (b) 4.392% 11/26/40	270,000	298,436

	Principal Amount	Value
Education Funding Capital Trust I, Series 2004-1, Class A2 FRN 0.390% 12/15/22	$53,858	$53,736
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.650% 6/15/43	500,000	496,875
Education Funding Capital Trust I, Series 2004-1, Class A6 FRN 1.652% 6/15/43	200,000	195,920
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.880% 6/15/43	150,000	137,017
Goal Capital Funding Trust, Series 2006-1, Class A3 FRN 0.347% 11/25/26	195,928	195,234
Goal Capital Funding Trust, Series 2007-1, Class C1 FRN 0.632% 6/25/42	154,490	149,123
KeyCorp Student Loan Trust, Series 2004-A, Class 2A2 FRN 0.527% 10/28/41	244,174	243,422
Navient Student Loan Trust, Series 2014-1, Class B FRN 1.688% 6/25/48	220,000	211,300
Nelnet Student Loan Trust, Series 2006-3, Class B FRN 0.483% 6/25/41	171,237	154,776
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (b) 0.952% 4/25/46	122,657	124,054
Northstar Education Finance, Inc., Series 2006-A, Class A3 FRN 0.439% 5/28/26	90,272	90,127
Panhandle-Plains Student Finance Corp., Series 2001-A2 1.499% 12/01/31	300,000	287,518
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.396% 7/15/36	763,686	759,017
SLC Student Loan Trust, Series 2006-A, Class B FRN 0.526% 7/15/36	125,000	116,758
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (b) 0.301% 12/15/16	100,000	100,000
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (b) 0.303% 12/15/16	100,000	100,000
SLM Student Loan Trust, Series 2002-7, Class A10 FRN 2.640% 3/15/28	190,000	189,953
SLM Student Loan Trust, Series 2003-5, Class A9 FRN 2.650% 6/17/30	350,000	350,000

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2003-5, Class A7 FRN 2.652% 6/17/30	$50,000	$48,538

		5,127,026

WL Collateral CMO — 0.1%
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 2.659% 2/25/34	30,332	29,910
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 3.010% 9/25/33	7,805	7,036
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 FRN 2.544% 8/25/34	22,777	21,592
HSI Asset Securitization Corp. Trust, Series 2005, Class IIA3 FRN 0.512% 7/25/35	15,827	15,630
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.262% 5/25/37	365,789	238,091
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A FRN 2.355% 8/25/34	84,279	71,978
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.402% 8/25/36	81,948	75,493
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA FRN 2.225% 2/25/34	10,302	9,602
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA FRN 2.533% 7/25/33	5,627	5,665
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.375% 2/25/34	275	277
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (b) 2.500% 3/23/51	18,513	18,583
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A FRN 2.567% 3/25/34	57,488	57,538
WaMu Mortgage Pass-Through Certificates, Series 2004-AR2, Class A FRN 1.520% 4/25/44	126,742	129,966

		681,361

WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.400% 11/25/37	142,613	140,186

	Principal Amount	Value
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.745% 6/25/32	$33,750	$32,786

		172,972

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $34,901,813)		35,256,689

SOVEREIGN DEBT OBLIGATIONS — 0.4%
Peruvian Government International Bond 6.550% 3/14/37	95,000	119,368
Poland Government International Bond 6.375% 7/15/19	230,000	272,550
Province of Quebec Canada 2.625% 2/13/23	442,000	430,609
Province of Quebec Canada 7.500% 9/15/29	90,000	128,013
Republic of Brazil International Bond 4.875% 1/22/21	100,000	109,000
Republic of Brazil International Bond 5.625% 1/07/41	305,000	327,875
Republic of Turkey International Bond 3.250% 3/23/23	200,000	184,400
Republic of Turkey International Bond 4.875% 4/16/43	81,000	76,140
Republic of Turkey International Bond 6.750% 4/03/18	145,000	163,705
United Mexican States 4.750% 3/08/44	360,000	367,200
United Mexican States 5.125% 1/15/20	200,000	226,600
United Mexican States 6.750% 9/27/34	160,000	207,200

		2,612,660

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $2,474,445)		2,612,660

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 9.2%
Collateralized Mortgage Obligations — 0.1%
Federal Home Loan Mortgage Corp. Series 4290, Class CA 3.500% 12/15/38	507,574	527,823
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	199,117	223,591

		751,414

Pass-Through Securities — 9.1%
Federal Home Loan Mortgage Corp. Pool #E85346 6.000% 9/01/16	8,682	9,101

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #E85389 6.000% 9/01/16	$5,006	$5,234
Pool #E85542 6.000% 10/01/16	11,936	12,479
Pool #G11431 6.000% 2/01/18	10,300	10,845
Pool #E85089 6.500% 8/01/16	34,145	35,858
Pool #E85301 6.500% 9/01/16	20,329	21,311
Pool #C55867 7.500% 2/01/30	95,808	112,932
Pool #C01079 7.500% 10/01/30	12,590	15,052
Pool #C01135 7.500% 2/01/31	36,749	43,899
Pool #C00470 8.000% 8/01/26	25,747	30,648
Pool #G00924 8.000% 3/01/28	32,173	38,258
Pool #554904 9.000% 3/01/17	214	231
Federal National Mortgage Association Pool #725692 2.269% 10/01/33 FRN	120,574	127,240
Pool #888586 2.342% 10/01/34 FRN	205,324	217,320
Pool #AB8756 3.000% 3/01/43	764,957	752,795
Pool #AT0976 3.000% 4/01/43	720,090	708,642
Pool #AT2911 3.000% 4/01/43	879,495	865,512
Pool #890564 3.000% 6/01/43	763,392	757,935
Pool #AO8629 3.500% 7/01/42	1,238,075	1,275,991
Pool #AP6609 3.500% 9/01/42	459,508	473,580
Pool #AR8708 3.500% 4/01/43	237,146	242,519
Pool #AT0998 3.500% 4/01/43	1,191,573	1,218,570
Pool #AT4050 3.500% 5/01/43	314,384	321,506
Pool #MA1463 3.500% 6/01/43	779,016	796,666
Pool #587994 6.000% 6/01/16	14,695	15,281
Pool #564594 7.000% 1/01/31	12,526	14,579
Pool #572844 7.000% 4/01/31	26,840	31,319
Pool #253795 7.000% 5/01/31	101,490	118,235

	Principal Amount	Value
Pool #499386 7.500% 9/01/29	$2,461	$2,928
Pool #521006 7.500% 12/01/29	1,298	1,548
Pool #522769 7.500% 12/01/29	75	90
Pool #252981 7.500% 1/01/30	12,883	15,332
Pool #524874 7.500% 2/01/30	714	779
Pool #531196 7.500% 2/01/30	1,155	1,380
Pool #524317 7.500% 3/01/30	5,285	6,254
Pool #530299 7.500% 3/01/30	349	414
Pool #530520 7.500% 3/01/30	13,483	16,025
Pool #253183 7.500% 4/01/30	5,685	6,772
Pool #253265 7.500% 5/01/30	4,150	4,918
Pool #536999 8.000% 3/01/30	139	166
Pool #526380 8.000% 5/01/30	6,743	8,161
Pool #536949 8.000% 5/01/30	3,028	3,672
Pool #535351 8.000% 6/01/30	5,385	6,499
Pool #253481 8.000% 10/01/30	4,075	4,929
Pool #190317 8.000% 8/01/31	1,643	1,983
Pool #596656 8.000% 8/01/31	1,690	1,935
Pool #602008 8.000% 8/01/31	6,285	7,611
Federal National Mortgage Association TBA Pool #515 3.000% 9/01/42 (c)	9,050,000	8,941,118
Pool #2409 3.500% 8/01/26 (c)	3,100,000	3,285,273
Pool #1127 3.500% 4/01/42 (c)	250,000	257,383
Pool #6447 4.000% 12/01/41 (c)	3,725,000	3,953,738
Pool #15801 4.500% 2/01/40 (c)	6,075,000	6,579,984
Government National Mortgage Association Pool #783896 3.500% 5/15/44	1,010,000	1,051,623

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #349496 7.000% 5/15/23	$2,983	$3,423
Pool #359587 7.000% 6/15/23	674	764
Pool #337539 7.000% 7/15/23	1,071	1,228
Pool #363066 7.000% 8/15/23	13,084	14,978
Pool #354674 7.000% 10/15/23	10,715	12,218
Pool #362651 7.000% 10/15/23	22,020	24,944
Pool #368814 7.000% 10/15/23	5,043	5,750
Pool #352021 7.000% 11/15/23	8,784	10,093
Pool #371967 7.000% 11/15/23	1,106	1,272
Pool #591581 7.000% 8/15/32	15,756	18,734
Pool #205884 7.500% 5/15/17	18,508	19,749
Pool #213760 7.500% 6/15/17	4,598	4,915
Government National Mortgage Association II Pool #82488 1.625% 3/20/40 FRN	221,422	229,435
Pool #82462 3.500% 1/20/40 FRN	180,982	191,136
Government National Mortgage Association TBA Pool #466 3.000% 10/01/42 (c)	2,200,000	2,216,500
Pool #24 3.000% 11/01/42 (c)	3,825,000	3,860,859
Pool # 3143 3.500% 1/01/42 (c)	4,250,000	4,419,336
Pool # 1767 4.000% 8/01/42 (c)	14,275,000	15,280,942
Pool #1207 4.500% 11/01/40 (c)	3,200,000	3,495,000

		62,245,329

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $62,800,342)		62,996,743

U.S. TREASURY OBLIGATIONS — 1.6%
U.S. Treasury Bonds & Notes — 1.6%
U.S. Treasury Bond 2.750% 8/15/42	3,640,000	3,255,248

	Principal Amount	Value
U.S. Treasury Bond 2.875% 5/15/43	$700,000	$639,716
U.S. Treasury Bond 3.375% 5/15/44	470,000	473,167
U.S. Treasury Inflation Index 0.375% 7/15/23	2,240,920	2,284,338
U.S. Treasury Note 1.625% 4/30/19	180,000	180,343
U.S. Treasury Note (f) (g) 2.500% 8/15/23	4,085,000	4,109,334

		10,942,146

TOTAL U.S. TREASURY OBLIGATIONS (Cost $10,752,633)		10,942,146

TOTAL BONDS & NOTES (Cost $210,280,683)		216,949,223

	Notional Amount
PURCHASED OPTIONS — 0.1%
Financial — 0.1%
Diversified Financial — 0.1%
3-Month USD LIBOR BBA 10 Year Swaption, Call, Expires 4/25/16, Strike 3.03 (OTC — Credit Suisse International, receive fixed rate); underlying swap terminates 4/27/26	$17,900,000	451,194

TOTAL PURCHASED OPTIONS (Cost $373,215)		451,194

TOTAL LONG-TERM INVESTMENTS (Cost $507,469,142)		680,139,975

	Principal Amount
SHORT-TERM INVESTMENTS — 8.0%
Commercial Paper — 7.8%
Bell Canada (b) 0.254% 7/10/14	$4,275,000	4,274,734
Centrica PLC (b) 0.430% 8/06/14	2,278,000	2,277,020
Experian Finance PLC (b) 0.330% 7/10/14	3,481,000	3,480,713
FMC Corp. (b) 0.280% 7/18/14	3,828,000	3,827,494
Holcim US Finance Sarl & Cie (b) 0.380% 9/24/14	2,500,000	2,497,757
Holcim US Finance Sarl & Cie (b) 0.386% 7/24/14	2,700,000	2,699,345

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Michelin Luxembourg SCS (b) 0.230% 7/01/14	$2,455,000	$2,455,000
Noble Corp. (b) 0.380% 7/14/14	3,675,000	3,674,496
Pacific Gas & Electric Co. (b) 0.220% 7/02/14	5,000,000	4,999,969
Pearson Holdings, Inc. (b) 0.300% 7/21/14	4,000,000	3,999,333
Plains Midstream (b) 0.260% 7/03/14	4,816,000	4,815,930
Vodafone Group PLC (b) 0.499% 6/01/15	2,000,000	1,990,881
Volvo Group Treasury NA (b) 0.280% 7/23/14	3,452,000	3,451,409
WPP CP LLC (b) 0.410% 9/17/14	4,000,000	3,996,447
Xcel Energy, Inc. (b) 0.509% 10/14/14	4,780,000	4,773,029

		53,213,557

Repurchase Agreement — 0.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/14, 0.010%, due 7/01/14 (h)	767,218	767,218

Time Deposits — 0.0%
Euro Time Deposit 0.010% 7/01/14	28,702	28,702

U.S. Treasury Bills — 0.1%
U.S. Treasury Bill 0.000% 7/17/14	650,000	649,982

TOTAL SHORT-TERM INVESTMENTS (Cost $54,659,459)		54,659,459

TOTAL INVESTMENTS — 107.6% (Cost $562,128,601) (i)		734,799,434

Other Assets/(Liabilities) — (7.6)%		(52,095,108)

NET ASSETS — 100.0%		$682,704,326

Notes to Portfolio of Investments

ABS	Asset-Backed Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, these securities amounted to a value of $86,133,401 or 12.62% of net assets.
(c)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(d)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At June 30, 2014, these securities amounted to a value of $77 or 0.00% of net assets.
(e)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At June 30, 2014, these securities amounted to a value of $209,916 or 0.03% of net assets.
(f)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(g)	All or a portion of this security is held as collateral for open swap agreements. (Note 2).
(h)	Maturity value of $767,218. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity dates of 8/15/39, and an aggregate market value, including accrued interest, of $782,612.
(i)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
EQUITIES — 97.8%

COMMON STOCK — 97.8%
Basic Materials — 2.0%
Chemicals — 1.4%
E.I. du Pont de Nemours & Co.	85,692	$5,607,685
LyondellBasell Industries NV Class A	33,278	3,249,597
Potash Corp. of Saskatchewan, Inc. (a)	89,180	3,385,273

		12,242,555

Mining — 0.6%
Vulcan Materials Co.	75,884	4,837,605

		17,080,160

Communications — 10.1%
Advertising — 0.6%
Omnicom Group, Inc.	78,887	5,618,332

Internet — 1.8%
AOL, Inc. (b)	106,246	4,227,528
Liberty Interactive Corp. Class A (b)	176,814	5,191,259
Symantec Corp.	268,130	6,140,177

		15,558,964

Media — 3.5%
Comcast Corp. Class A	185,967	9,982,709
DIRECTV (b)	48,717	4,141,432
Liberty Global PLC Series A (b)	89,794	3,970,691
Viacom, Inc. Class B	62,103	5,386,193
The Walt Disney Co.	70,930	6,081,538

		29,562,563

Telecommunications — 4.2%
Cisco Systems, Inc.	195,947	4,869,283
Knowles Corp. (b)	119,792	3,682,406
Motorola Solutions, Inc.	80,779	5,377,458
QUALCOMM, Inc.	35,910	2,844,072
Telefonica SA Sponsored ADR (Spain) (a)	75,200	1,290,432
Verizon Communications, Inc.	264,331	12,933,716
Vodafone Group PLC Sponsored ADR (United Kingdom),	135,672	4,530,088

		35,527,455

		86,267,314

Consumer, Cyclical — 8.6%
Airlines — 1.0%
Delta Air Lines, Inc.	225,420	8,728,263

Auto Manufacturers — 1.0%
Daimler AG	38,750	3,627,387
General Motors Co.	146,226	5,308,004

		8,935,391

	Number of Shares	Value
Automotive & Parts — 0.7%
Johnson Controls, Inc.	123,630	$6,172,846

Entertainment — 0.3%
Cinemark Holdings, Inc.	67,140	2,374,070

Household Products — 0.6%
Reckitt Benckiser Group PLC Sponsored ADR (United Kingdom)	277,460	4,855,550

Housewares — 0.3%
Newell Rubbermaid, Inc.	71,480	2,215,165

Leisure Time — 0.5%
Royal Caribbean Cruises Ltd.	81,140	4,511,384

Lodging — 0.5%
MGM Resorts International (b)	149,750	3,953,400

Retail — 3.7%
AutoNation, Inc. (b)	57,072	3,406,057
Costco Wholesale Corp.	23,200	2,671,712
CVS Caremark Corp.	74,373	5,605,493
Family Dollar Stores, Inc.	93,333	6,173,045
The Gap, Inc.	66,980	2,784,358
Lowe’s Cos., Inc.	116,892	5,609,647
Walgreen Co.	72,700	5,389,251

		31,639,563

		73,385,632

Consumer, Non-cyclical — 18.6%
Agriculture — 1.5%
Lorillard, Inc.	120,260	7,332,252
Philip Morris International, Inc.	61,362	5,173,430

		12,505,682

Beverages — 1.1%
PepsiCo, Inc.	109,046	9,742,170

Biotechnology — 0.6%
Amgen, Inc.	42,880	5,075,706

Commercial Services — 0.3%
Apollo Education Group, Inc. (b)	82,170	2,567,812

Foods — 1.3%
ConAgra Foods, Inc.	52,270	1,551,374
Kraft Foods Group, Inc.	69,750	4,181,512
Mondelez International, Inc. Class A	139,954	5,263,670

		10,996,556

Health Care – Products — 1.4%
Baxter International, Inc.	70,740	5,114,502
Covidien PLC	77,221	6,963,790

		12,078,292

Health Care – Services — 2.8%
HCA Holdings, Inc. (b)	118,581	6,685,597
Thermo Fisher Scientific, Inc.	45,130	5,325,340

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
UnitedHealth Group, Inc.	147,259	$12,038,423

		24,049,360

Pharmaceuticals — 9.6%
Bristol-Myers Squibb Co.	109,674	5,320,286
Cardinal Health, Inc.	124,110	8,508,982
Eli Lilly & Co.	113,720	7,069,972
Forest Laboratories, Inc. (b)	39,393	3,899,907
Gilead Sciences, Inc. (b)	36,310	3,010,462
Merck & Co., Inc.	267,611	15,481,296
Pfizer, Inc.	281,488	8,354,564
Roche Holding AG Sponsored ADR (Switzerland)	193,320	7,210,836
Sanofi ADR (France)	286,182	15,216,297
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	147,654	7,740,023

		81,812,625

		158,828,203

Energy — 12.5%
Coal — 0.2%
CONSOL Energy, Inc.	42,926	1,977,601

Oil & Gas — 8.8%
Anadarko Petroleum Corp.	72,370	7,922,344
BP PLC Sponsored ADR (United Kingdom)	110,840	5,846,810
Chevron Corp.	70,171	9,160,824
Exxon Mobil Corp.	48,214	4,854,186
Hess Corp.	60,435	5,976,417
Marathon Oil Corp.	183,754	7,335,460
Noble Energy, Inc.	67,353	5,217,163
Occidental Petroleum Corp.	70,740	7,260,046
Phillips 66	44,480	3,577,527
Suncor Energy, Inc.	349,010	14,878,296
Valero Energy Corp.	55,313	2,771,181

		74,800,254

Oil & Gas Services — 2.8%
National Oilwell Varco, Inc.	130,162	10,718,841
Schlumberger Ltd.	98,041	11,563,936
Transocean Ltd. (a)	28,920	1,302,267

		23,585,044

Pipelines — 0.7%
Enbridge, Inc.	123,000	5,838,810

		106,201,709

Financial — 22.6%
Banks — 6.6%
Bank of America Corp.	471,212	7,242,528
Capital One Financial Corp.	97,480	8,051,848
Fifth Third Bancorp	263,025	5,615,584
KeyCorp	321,040	4,600,503
PNC Financial Services Group, Inc.	75,088	6,686,586
State Street Corp.	102,659	6,904,844

	Number of Shares	Value
U.S. Bancorp	128,760	$5,577,883
Wells Fargo & Co.	170,494	8,961,165
Zions Bancorp	80,427	2,370,184

		56,011,125

Diversified Financial — 8.8%
Ameriprise Financial, Inc.	55,358	6,642,960
The Charles Schwab Corp.	141,570	3,812,480
Citigroup, Inc.	396,449	18,672,748
CME Group, Inc.	30,690	2,177,456
Discover Financial Services	102,351	6,343,715
The Goldman Sachs Group, Inc.	49,850	8,346,884
Invesco Ltd.	78,790	2,974,322
JP Morgan Chase & Co.	181,556	10,461,257
Legg Mason, Inc.	85,206	4,371,920
Morgan Stanley	278,450	9,002,288
Navient Corp.	112,904	1,999,530

		74,805,560

Insurance — 6.1%
Aflac, Inc.	51,490	3,205,252
The Allstate Corp.	86,880	5,101,594
American International Group, Inc.	255,630	13,952,285
Aon PLC	50,830	4,579,275
MetLife, Inc.	241,375	13,410,795
Sun Life Financial, Inc. (a)	49,010	1,799,157
The Travelers Cos., Inc.	54,626	5,138,668
Unum Group	153,489	5,335,278

		52,522,304

Real Estate Investment Trusts (REITS) — 1.1%
Public Storage	24,860	4,259,761
Weyerhaeuser Co.	168,267	5,567,955

		9,827,716

		193,166,705

Industrial — 11.9%
Aerospace & Defense — 1.7%
Northrop Grumman Corp.	47,387	5,668,907
United Technologies Corp.	74,480	8,598,716

		14,267,623

Building Materials — 0.4%
Louisiana-Pacific Corp. (b)	205,250	3,082,855

Electrical Components & Equipment — 0.3%
Schneider Electric SE	148,340	2,788,792

Electronics — 0.6%
TE Connectivity Ltd.	89,610	5,541,482

Engineering & Construction — 0.1%
Chicago Bridge & Iron Co. NV	17,580	1,198,956

Environmental Controls — 0.5%
Waste Management, Inc.	86,720	3,878,986

Machinery – Construction & Mining — 1.5%
Caterpillar, Inc.	41,670	4,528,279

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Ingersoll-Rand PLC	66,877	$4,180,481
Terex Corp.	93,671	3,849,878

		12,558,638

Machinery – Diversified — 0.4%
Deere & Co.	41,457	3,753,931

Manufacturing — 4.3%
Eaton Corp. PLC	186,379	14,384,731
General Electric Co.	33,080	869,342
Honeywell International, Inc.	53,812	5,001,825
Illinois Tool Works, Inc.	75,530	6,613,407
Parker Hannifin Corp.	41,063	5,162,851
Pentair PLC	31,539	2,274,593
Siemens AG Sponsored ADR (Germany) (a)	18,430	2,436,262

		36,743,011

Metal Fabricate & Hardware — 0.2%
The Timken Co.	29,440	1,997,210

Packaging & Containers — 0.7%
Sealed Air Corp.	166,812	5,699,966

Transportation — 1.2%
CSX Corp.	127,950	3,942,140
Norfolk Southern Corp.	60,438	6,226,927

		10,169,067

		101,680,517

Technology — 8.6%
Computers — 3.8%
Apple, Inc.	157,541	14,640,285
EMC Corp.	411,388	10,835,960
SanDisk Corp.	50,780	5,302,955
Synopsys, Inc. (b)	50,840	1,973,609

		32,752,809

Semiconductors — 1.9%
Avago Technologies Ltd.	28,970	2,087,868
Broadcom Corp. Class A	59,990	2,226,829
Intel Corp.	192,920	5,961,228
Maxim Integrated Products, Inc.	53,200	1,798,692
Microchip Technology, Inc. (a)	30,140	1,471,134
Micron Technology, Inc. (b)	66,476	2,190,384

		15,736,135

Software — 2.9%
CA, Inc.	75,530	2,170,732
Citrix Systems, Inc. (b)	33,590	2,101,055
Microsoft Corp.	298,463	12,445,907
Oracle Corp.	189,840	7,694,215

		24,411,909

		72,900,853

	Number of Shares	Value
Utilities — 2.9%
Electric — 2.9%
Calpine Corp. (b)	184,500	$4,392,945
Edison International	132,610	7,705,967
Entergy Corp.	44,840	3,680,915
NextEra Energy, Inc.	48,889	5,010,145
Northeast Utilities	86,796	4,102,847

		24,892,819

TOTAL COMMON STOCK (Cost $618,863,775)		834,403,912

TOTAL EQUITIES (Cost $618,863,775)		834,403,912

MUTUAL FUNDS — 1.1%
Diversified Financial — 1.1%
State Street Navigator Securities Lending Prime Portfolio (c)	9,240,492	9,240,492

TOTAL MUTUAL FUNDS (Cost $9,240,492)		9,240,492

TOTAL LONG-TERM INVESTMENTS (Cost $628,104,267)		843,644,404

	Principal Amount
SHORT-TERM INVESTMENTS — 2.0%
Repurchase Agreement — 2.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/14, 0.010%, due 7/01/14 (d)	$17,362,135	17,362,135

Time Deposits — 0.0%
Euro Time Deposit 0.010% 7/01/14	18,719	18,719

TOTAL SHORT-TERM INVESTMENTS (Cost $17,380,854)		17,380,854

TOTAL INVESTMENTS — 100.9% (Cost $645,485,121) (e)		861,025,258

Other Assets/(Liabilities) — (0.9)%		(7,839,468)

NET ASSETS — 100.0%		$853,185,790

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2014, was $9,028,076 or 1.06% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $17,362,141. Collateralized by U.S. Government Agency obligations with rates ranging from 3.500% – 4.000%, maturity dates ranging from 5/15/40 – 10/15/40, and an aggregate market value, including accrued interest, of $17,711,327.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
EQUITIES — 0.2%

PREFERRED STOCK — 0.2%
Financial — 0.2%
Insurance — 0.2%
The Allstate Corp. 5.100%	95,000	$2,387,350

TOTAL PREFERRED STOCK (Cost $2,375,000)		2,387,350

TOTAL EQUITIES (Cost $2,375,000)		2,387,350

	Principal Amount
BONDS & NOTES — 99.0%

CORPORATE DEBT — 45.1%
Advertising — 0.5%
The Interpublic Group of Cos., Inc. 2.250% 11/15/17	$1,050,000	1,068,063
WPP Finance 8.000% 9/15/14	1,365,000	1,385,342
WPP Finance 2010 4.750% 11/21/21	763,000	837,252
WPP Finance 2010 5.625% 11/15/43	2,800,000	3,058,706

		6,349,363

Aerospace & Defense — 0.2%
BAE Systems Holdings, Inc. (a) 6.375% 6/01/19	670,000	772,590
Exelis, Inc. 4.250% 10/01/16	1,790,000	1,898,571
L-3 Communications Corp. 4.750% 7/15/20	100,000	109,539
United Technologies Corp. 6.125% 7/15/38	350,000	449,470

		3,230,170

Agriculture — 0.2%
Altria Group, Inc. 2.850% 8/09/22	1,000,000	962,286
Altria Group, Inc. 4.250% 8/09/42	515,000	479,818
Altria Group, Inc. 9.700% 11/10/18	112,000	146,757
Altria Group, Inc. 9.950% 11/10/38	170,000	283,193
Bunge Ltd. Finance Corp. 3.200% 6/15/17	1,200,000	1,251,162
Philip Morris International, Inc. 6.375% 5/16/38	160,000	205,282

		3,328,498

	Principal Amount	Value
Airlines — 0.1%
United Air Lines, Inc. (b) 10.110% 2/19/2006	$109,233	$43,693
United Airlines Pass-Through Trust, Series 2014-1, Class A 4.000% 10/11/27	810,000	821,138

		864,831

Auto Manufacturers — 0.6%
Daimler Finance NA LLC (a) 2.625% 9/15/16	900,000	929,893
General Motors Co. (a) 3.500% 10/02/18	1,275,000	1,303,688
Hyundai Capital America (a) 1.450% 2/06/17	1,895,000	1,902,138
Hyundai Capital America (a) 2.550% 2/06/19	1,045,000	1,053,354
Volvo Treasury AB (a) 5.950% 4/01/15	2,700,000	2,803,450

		7,992,523

Automotive & Parts — 0.2%
Lear Corp. 8.125% 3/15/20	1,327,000	1,428,184
Lear Corp. 4.750% 1/15/23	440,000	437,800
TRW Automotive, Inc. (a) 7.250% 3/15/17	820,000	932,750

		2,798,734

Banks — 3.9%
Associated Banc-Corp. 5.125% 3/28/16	1,400,000	1,491,155
Bank of America Corp. 3.625% 3/17/16	925,000	966,163
Bank of America Corp. 4.000% 4/01/24	2,285,000	2,331,913
Bank of America Corp. 4.500% 4/01/15	700,000	720,880
Bank of America Corp. 5.650% 5/01/18	1,230,000	1,394,251
Bank of America Corp. 5.750% 12/01/17	780,000	879,778
Bank of America Corp. 5.875% 2/07/42	470,000	558,167
Barclays Bank PLC 5.000% 9/22/16	200,000	217,390
Capital One Financial Corp. 2.125% 7/15/14	550,000	550,375
Credit Suisse AG 5.400% 1/14/20	1,410,000	1,584,420
Deutsche Bank AG 1.400% 2/13/17	1,350,000	1,356,861

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Deutsche Bank AG 2.500% 2/13/19	$2,130,000	$2,171,473
Discover Bank 2.000% 2/21/18	1,385,000	1,393,250
Export-Import Bank of Korea 1.750% 2/27/18	505,000	501,691
Export-Import Bank of Korea 4.000% 1/11/17	650,000	693,902
First Horizon National Corp. 5.375% 12/15/15	9,870,000	10,441,098
FirstMerit Corp. 4.350% 2/04/23	460,000	479,196
HSBC Holdings PLC 5.250% 3/14/44	3,205,000	3,431,914
HSBC Holdings PLC 6.500% 9/15/37	570,000	702,841
ICICI Bank Ltd. (a) 4.700% 2/21/18	1,250,000	1,322,073
ICICI Bank Ltd. (a) 4.750% 11/25/16	1,276,000	1,343,735
ICICI Bank Ltd. (a) 5.500% 3/25/15	2,570,000	2,639,259
JP Morgan Chase & Co. 3.375% 5/01/23	1,105,000	1,084,579
JPMorgan Chase & Co. 6.000% 1/15/18	275,000	314,908
KFW 2.125% 1/17/23	3,340,000	3,232,392
Regions Financial Corp. 7.500% 5/15/18	765,000	910,512
Regions Financial Corp. 7.750% 11/10/14	564,000	578,089
Skandinaviska Enskilda Banken AB (a) 2.375% 3/25/19	680,000	685,916
SVB Financial Group 5.375% 9/15/20	475,000	537,544
The Toronto-Dominion Bank 2.375% 10/19/16	1,010,000	1,045,326
UBS AG 5.750% 4/25/18	1,095,000	1,255,462
Union Bank NA 2.625% 9/26/18	500,000	514,202
Valley National Bancorp 5.125% 9/27/23	1,185,000	1,248,004
Wachovia Bank NA 5.850% 2/01/37	25,000	30,895
Wachovia Bank NA 6.600% 1/15/38	325,000	439,107
Wachovia Corp. 5.750% 6/15/17	910,000	1,029,038
Wells Fargo & Co. 3.625% 4/15/15	1,110,000	1,138,677

	Principal Amount	Value
Wells Fargo & Co. 4.480% 1/16/24	$1,890,000	$2,001,897
Wells Fargo & Co. 4.600% 4/01/21	210,000	233,677
Zions Bancorp. 6.000% 9/15/15	37,000	39,057

		53,491,067

Beverages — 0.5%
Anheuser-Busch Cos, Inc. 6.500% 2/01/43	125,000	166,463
Fomento Economico Mexicano SAB de CV 2.875% 5/10/23	500,000	476,345
Pernod Ricard SA (a) 2.950% 1/15/17	1,400,000	1,455,899
SABMiller Holdings, Inc. (a) 1.850% 1/15/15	5,000,000	5,035,165

		7,133,872

Biotechnology — 0.1%
Amgen, Inc. 5.150% 11/15/41	950,000	1,019,382

Building Materials — 0.7%
CRH America, Inc. 8.125% 7/15/18	1,195,000	1,469,103
Lafarge SA (a) 6.200% 7/09/15	2,700,000	2,828,250
Lafarge SA 6.500% 7/15/16	1,185,000	1,297,575
Martin Marietta Materials, Inc. FRN (a) (c) 1.331% 6/30/17	1,365,000	1,364,200
Masco Corp. 4.800% 6/15/15	1,875,000	1,940,848
Owens Corning, Inc. 9.000% 6/15/19	590,000	741,885

		9,641,861

Chemicals — 1.8%
Ashland, Inc. 4.750% 8/15/22	9,620,000	9,668,100
Ashland, Inc. 6.875% 5/15/43	1,202,000	1,295,155
Cabot Corp. 5.000% 10/01/16	2,215,000	2,393,088
CF Industries, Inc. 3.450% 6/01/23	366,000	362,775
CF Industries, Inc. 5.375% 3/15/44	1,140,000	1,222,357
Cytec Industries, Inc. 3.500% 4/01/23	380,000	373,486
Cytec Industries, Inc. 8.950% 7/01/17	250,000	302,195

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
The Dow Chemical Co. 8.550% 5/15/19	$250,000	$321,317
E.I. du Pont de Nemours & Co. 6.000% 7/15/18	115,000	134,358
Ecolab, Inc. 4.350% 12/08/21	375,000	411,211
Incitec Pivot Finance LLC (a) 6.000% 12/10/19	640,000	725,386
Incitec Pivot Ltd. (a) 4.000% 12/07/15	2,377,000	2,469,225
Methanex Corp. 5.250% 3/01/22	350,000	386,967
NOVA Chemicals Corp. 8.625% 11/01/19	1,075,000	1,148,100
RPM International, Inc. 3.450% 11/15/22	1,425,000	1,385,904
RPM International, Inc. 6.125% 10/15/19	550,000	633,130
RPM International, Inc. 6.500% 2/15/18	1,390,000	1,590,567
Valspar Corp. 7.250% 6/15/19	315,000	376,509

		25,199,830

Commercial Services — 0.6%
The ADT Corp. 2.250% 7/15/17	1,770,000	1,747,875
Brambles USA, Inc. (a) 3.950% 4/01/15	1,010,000	1,031,544
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	59,000	60,918
ERAC USA Finance LLC (a) 2.800% 11/01/18	395,000	407,968
ERAC USA Finance LLC (a) 6.700% 6/01/34	125,000	156,453
The Western Union Co. 5.930% 10/01/16	4,020,000	4,412,742

		7,817,500

Computers — 0.9%
Apple, Inc. 1.000% 5/03/18	1,960,000	1,916,794
Apple, Inc. 2.400% 5/03/23	1,360,000	1,284,777
Apple, Inc. 3.850% 5/04/43	615,000	565,695
Brocade Communications Systems, Inc. 6.875% 1/15/20	80,000	84,400
Electronic Data Systems LLC 7.450% 10/15/29	300,000	368,166
EMC Corp. 3.375% 6/01/23	1,764,000	1,785,066
Hewlett-Packard Co. 2.125% 9/13/15	865,000	880,245
Hewlett-Packard Co. 2.200% 12/01/15	1,025,000	1,046,965

	Principal Amount	Value
Hewlett-Packard Co. 5.500% 3/01/18	$750,000	$848,383
International Business Machines Corp. 5.600% 11/30/39	600,000	718,811
SanDisk Corp., Convertible (a) 0.500% 10/15/20	2,113,000	2,658,418

		12,157,720

Cosmetics & Personal Care — 0.1%
Avon Products, Inc. 5.000% 3/15/23	360,000	364,382
Avon Products, Inc. 6.500% 3/01/19	790,000	885,178
The Procter & Gamble Co. 5.800% 8/15/34	175,000	219,085

		1,468,645

Distribution & Wholesale — 0.1%
Arrow Electronics, Inc. 4.500% 3/01/23	660,000	689,798

Diversified Financial — 5.2%
AerCap Ireland Capital Ltd. (a) 4.500% 5/15/21	4,735,000	4,817,862
Affiliated Managers Group, Inc. 4.250% 2/15/24	1,322,000	1,367,773
Air Lease Corp. 3.375% 1/15/19	2,270,000	2,335,262
Air Lease Corp. 3.875% 4/01/21	1,630,000	1,662,600
Air Lease Corp. 5.625% 4/01/17	535,000	586,494
American Express Co. 6.150% 8/28/17	295,000	337,556
American Express Co. VRN 6.800% 9/01/66	185,000	203,500
American Express Co. 8.125% 5/20/19	810,000	1,029,323
BlackRock, Inc. 5.000% 12/10/19	580,000	662,024
BlackRock, Inc. 6.250% 9/15/17	295,000	339,698
Citigroup, Inc. 4.750% 5/19/15	1,590,000	1,648,070
Citigroup, Inc. 5.375% 8/09/20	1,100,000	1,260,534
Citigroup, Inc. 5.500% 10/15/14	271,000	274,912
Citigroup, Inc. 5.875% 5/29/37	490,000	577,890
Citigroup, Inc. 5.875% 1/30/42	475,000	568,253
Citigroup, Inc. 6.125% 11/21/17	745,000	852,092
Citigroup, Inc. 6.375% 8/12/14	508,000	511,380

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Citigroup, Inc. 8.500% 5/22/19	$486,000	$621,201
Eaton Vance Corp. 3.625% 6/15/23	567,000	577,819
Eaton Vance Corp. 6.500% 10/02/17	168,000	193,012
Ford Motor Credit Co. LLC 3.000% 6/12/17	1,250,000	1,304,062
Ford Motor Credit Co. LLC 3.875% 1/15/15	1,420,000	1,445,439
Ford Motor Credit Co. LLC 12.000% 5/15/15	2,000,000	2,197,260
General Electric Capital Corp. 1.600% 11/20/17	1,380,000	1,388,548
General Electric Capital Corp. 3.350% 10/17/16	555,000	585,581
General Electric Capital Corp. 5.375% 10/20/16	590,000	650,040
General Electric Capital Corp. 5.500% 1/08/20	115,000	133,309
General Electric Capital Corp. 5.625% 5/01/18	190,000	217,709
General Electric Capital Corp. 6.875% 1/10/39	1,040,000	1,397,009
General Motors Financial Co., Inc. 2.750% 5/15/16	960,000	974,400
The Goldman Sachs Group, Inc. 1.600% 11/23/15	1,610,000	1,626,705
The Goldman Sachs Group, Inc. 3.300% 5/03/15	900,000	919,989
The Goldman Sachs Group, Inc. 3.625% 2/07/16	380,000	396,065
The Goldman Sachs Group, Inc. 5.375% 3/15/20	950,000	1,076,138
The Goldman Sachs Group, Inc. 5.625% 1/15/17	975,000	1,073,027
The Goldman Sachs Group, Inc. 5.750% 1/24/22	950,000	1,099,325
The Goldman Sachs Group, Inc. 6.125% 2/15/33	335,000	401,242
The Goldman Sachs Group, Inc. 6.150% 4/01/18	150,000	172,023
The Goldman Sachs Group, Inc. 6.345% 2/15/34	335,000	382,703
The Goldman Sachs Group, Inc. 6.750% 10/01/37	345,000	415,047
Hyundai Capital America (a) 1.625% 10/02/15	680,000	686,159
Hyundai Capital America (a) 2.875% 8/09/18	800,000	823,142
Hyundai Capital America (a) 4.000% 6/08/17	1,120,000	1,197,691

	Principal Amount	Value
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 3.500% 3/15/17	$1,070,000	$1,082,037
International Lease Finance Corp. 3.875% 4/15/18	1,515,000	1,552,875
International Lease Finance Corp. 5.750% 5/15/16	4,742,000	5,079,867
Janus Capital Group, Inc. 6.700% 6/15/17	2,375,000	2,688,362
JP Morgan Chase & Co. 3.450% 3/01/16	1,965,000	2,050,517
JP Morgan Chase & Co. 4.500% 1/24/22	950,000	1,040,952
JP Morgan Chase & Co. 4.950% 3/25/20	1,655,000	1,863,611
JP Morgan Chase & Co. 5.600% 7/15/41	1,125,000	1,319,415
Lazard Group LLC 4.250% 11/14/20	2,985,000	3,127,370
Lazard Group LLC 6.850% 6/15/17	1,368,000	1,552,027
Legg Mason, Inc. 5.625% 1/15/44	1,600,000	1,739,154
Leighton Finance USA Pty Ltd. (a) 5.950% 11/13/22	685,000	731,717
Merrill Lynch & Co., Inc. 7.750% 5/14/38	400,000	549,487
Morgan Stanley 3.800% 4/29/16	600,000	629,956
Morgan Stanley 4.000% 7/24/15	950,000	983,906
Morgan Stanley 4.200% 11/20/14	1,765,000	1,791,521
Morgan Stanley 5.450% 1/09/17	330,000	363,526
Morgan Stanley 5.750% 1/25/21	625,000	726,016
Morgan Stanley, Series F 6.625% 4/01/18	1,000,000	1,168,973
National Rural Utilities Cooperative Finance Corp. 10.375% 11/01/18	155,000	208,818
TD Ameritrade Holding Corp. 4.150% 12/01/14	295,000	299,591

		71,539,566

Electric — 2.2%
The AES Corp. 7.750% 10/15/15	394,000	422,565
CMS Energy Corp. 5.050% 2/15/18	1,250,000	1,382,465
Florida Power & Light Co. 4.950% 6/01/35	630,000	711,384

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Georgia Power Co. 4.300% 3/15/42	$473,000	$474,522
IPALCO Enterprises, Inc. 5.000% 5/01/18	2,215,000	2,364,512
IPALCO Enterprises, Inc. (a) 7.250% 4/01/16	1,791,000	1,952,190
Kansas Gas & Electric Co. 5.647% 3/29/21	211,918	227,759
LG&E and KU Energy LLC 4.375% 10/01/21	1,100,000	1,178,085
Metropolitan Edison Co. (a) 4.000% 4/15/25	1,345,000	1,357,134
MidAmerican Energy Holdings Co. 5.950% 5/15/37	1,100,000	1,342,437
National Fuel Gas Co. 3.750% 3/01/23	710,000	701,385
Nevada Power Co. Series N 6.650% 4/01/36	550,000	739,911
Niagara Mohawk Power Corp. (a) 2.721% 11/28/22	1,070,000	1,038,947
NiSource Finance Corp. 4.800% 2/15/44	1,135,000	1,147,484
NiSource Finance Corp. 5.800% 2/01/42	950,000	1,088,391
Oncor Electric Delivery Co. 6.800% 9/01/18	60,000	71,344
Oncor Electric Delivery Co. 7.500% 9/01/38	495,000	714,263
Pacific Gas & Electric Co. 5.800% 3/01/37	543,000	654,844
Pennsylvania Electric Co. (a) 4.150% 4/15/25	1,860,000	1,863,895
PPL Capital Funding, Inc. 1.900% 6/01/18	320,000	319,762
PPL Capital Funding, Inc. 5.000% 3/15/44	1,180,000	1,270,032
Puget Energy, Inc. 6.500% 12/15/20	1,580,000	1,904,815
Southern California Edison Co. 5.950% 2/01/38	545,000	688,769
State Grid Overseas Investment Ltd. (a) 1.750% 5/22/18	1,170,000	1,150,648
Tenaska Oklahoma I LP (a) 6.528% 12/30/14	28,778	28,777
TransAlta Corp. 1.900% 6/03/17	1,425,000	1,430,576
Transelec SA (a) 4.625% 7/26/23	1,075,000	1,103,192
Tri-State Generation & Transmission Association, Series 2003, Class A (a) 6.040% 1/31/18	184,532	198,673
Tri-State Generation & Transmission Association, Series 2003, Class B (a) 7.144% 7/31/33	480,000	595,234

	Principal Amount	Value
Union Electric Co. 6.700% 2/01/19	$505,000	$605,208
Virginia Electric and Power Co. 6.350% 11/30/37	640,000	846,096
Wisconsin Public Service Corp. 5.650% 11/01/17	380,000	419,098

		29,994,397

Electrical Components & Equipment — 0.0%
Anixter, Inc. 5.950% 3/01/15	600,000	617,250

Electronics — 0.4%
Amphenol Corp. 2.550% 1/30/19	1,320,000	1,338,554
Amphenol Corp. 4.000% 2/01/22	475,000	489,124
Arrow Electronics, Inc. 6.000% 4/01/20	725,000	812,179
Avnet, Inc. 4.875% 12/01/22	653,000	695,079
Jabil Circuit, Inc. 7.750% 7/15/16	1,015,000	1,148,219
Jabil Circuit, Inc. 8.250% 3/15/18	605,000	719,950
Tech Data Corp. 3.750% 9/21/17	885,000	927,247

		6,130,352

Engineering & Construction — 0.1%
BAA Funding Ltd. (a) 2.500% 6/25/17	1,135,000	1,153,533

Entertainment — 0.0%
International Game Technology 5.500% 6/15/20	550,000	584,634

Environmental Controls — 0.1%
Republic Services, Inc. 3.800% 5/15/18	595,000	637,441
Republic Services, Inc. 5.250% 11/15/21	100,000	113,946
Waste Management, Inc. 6.100% 3/15/18	90,000	103,895

		855,282

Foods — 0.6%
ConAgra Foods, Inc. 4.950% 8/15/20	600,000	664,959
ConAgra Foods, Inc. 6.625% 8/15/39	350,000	437,861
ConAgra Foods, Inc. 7.000% 4/15/19	465,000	559,055
Delhaize America, Inc. 9.000% 4/15/31	855,000	1,112,021
Delhaize Group 6.500% 6/15/17	1,235,000	1,392,613

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
General Mills, Inc. 5.400% 6/15/40	$70,000	$78,837
Kraft Foods, Inc. 4.125% 2/09/16	1,100,000	1,156,729
Kraft Foods, Inc. 6.500% 2/09/40	260,000	332,937
Tyson Foods, Inc. 6.600% 4/01/16	2,300,000	2,519,346
WM Wrigley Jr. Co. (a) 2.400% 10/21/18	475,000	482,462

		8,736,820

Forest Products & Paper — 0.3%
Domtar Corp. 9.500% 8/01/16	160,000	183,570
Domtar Corp. 10.750% 6/01/17	245,000	304,994
International Paper Co. 4.750% 2/15/22	425,000	468,633
International Paper Co. 7.300% 11/15/39	765,000	1,032,677
International Paper Co. 9.375% 5/15/19	200,000	264,826
The Mead Corp. 7.550% 3/01/47	1,000,000	1,191,236

		3,445,936

Gas — 0.0%
Boston Gas Co. (a) 4.487% 2/15/42	450,000	461,319

Hand & Machine Tools — 0.1%
Kennametal, Inc. 2.650% 11/01/19	800,000	798,813

Health Care – Products — 0.1%
Boston Scientific Corp. 6.000% 1/15/20	650,000	755,627
Hospira, Inc. 5.200% 8/12/20	900,000	985,061
Johnson & Johnson 5.850% 7/15/38	175,000	224,540

		1,965,228

Health Care – Services — 0.5%
Cigna Corp. 2.750% 11/15/16	800,000	830,810
Cigna Corp. 5.125% 6/15/20	450,000	508,848
Howard Hughes Medical Institute 3.500% 9/01/23	880,000	906,016
Kaiser Foundation Hospitals 3.500% 4/01/22	375,000	378,387
Roche Holdings, Inc. (a) 6.000% 3/01/19	117,000	137,454

	Principal Amount	Value
Roche Holdings, Inc. (a) 7.000% 3/01/39	$680,000	$966,668
UnitedHealth Group, Inc. 2.750% 2/15/23	405,000	392,522
UnitedHealth Group, Inc. 3.950% 10/15/42	350,000	327,883
UnitedHealth Group, Inc. 6.875% 2/15/38	1,160,000	1,570,644
WellPoint, Inc., Convertible 2.750% 10/15/42	650,000	995,719

		7,014,951

Holding Company – Diversified — 0.1%
Hutchison Whampoa International Ltd. (a) 5.750% 9/11/19	725,000	833,087

Home Furnishing — 0.1%
Whirlpool Corp. 3.700% 3/01/23	630,000	636,220
Whirlpool Corp. 5.150% 3/01/43	290,000	308,528

		944,748

Household Products — 0.1%
Avery Dennison Corp. 3.350% 4/15/23	410,000	394,651
Church & Dwight Co., Inc. 3.350% 12/15/15	650,000	674,617
Jarden Corp., Convertible (a) 1.125% 3/15/34	492,000	502,455
Jarden Corp., Convertible 1.500% 6/15/19	135,000	163,097

		1,734,820

Housewares — 0.1%
Newell Rubbermaid, Inc. 2.000% 6/15/15	670,000	678,539
Newell Rubbermaid, Inc. 2.050% 12/01/17	850,000	859,257

		1,537,796

Insurance — 3.4%
Aflac, Inc. 3.625% 6/15/23	1,366,000	1,394,186
Aflac, Inc. 8.500% 5/15/19	285,000	367,474
The Allstate Corp. 5.550% 5/09/35	630,000	749,319
The Allstate Corp. VRN 5.750% 8/15/53	2,065,000	2,217,924
The Allstate Corp. 7.450% 5/16/19	47,000	58,463
American International Group, Inc. 6.250% 5/01/36	2,200,000	2,765,506

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Arch Capital Group US, Inc. 5.144% 11/01/43	$1,040,000	$1,125,277
AXIS Specialty Finance PLC 2.650% 4/01/19	590,000	595,085
The Chubb Corp. VRN 6.375% 3/29/67	1,507,000	1,674,654
CNA Financial Corp. 3.950% 5/15/24	1,120,000	1,155,672
CNA Financial Corp. 7.350% 11/15/19	670,000	826,463
Five Corners Funding Trust (a) 4.419% 11/15/23	1,315,000	1,386,447
The Hartford Financial Services Group, Inc. 4.000% 10/15/17	225,000	242,789
The Hartford Financial Services Group, Inc. 5.375% 3/15/17	325,000	359,182
The Hartford Financial Services Group, Inc. VRN 8.125% 6/15/38	1,385,000	1,637,763
ING US, Inc. 5.500% 7/15/22	600,000	687,191
ING US, Inc. VRN 5.650% 5/15/53	1,175,000	1,195,563
Liberty Mutual Group, Inc. (a) 4.250% 6/15/23	566,000	586,640
Lincoln National Corp. 4.300% 6/15/15	425,000	439,208
Lincoln National Corp. 8.750% 7/01/19	670,000	868,691
Marsh & McLennan Cos., Inc. 4.800% 7/15/21	850,000	944,070
Marsh & McLennan Cos., Inc. 5.875% 8/01/33	600,000	706,594
MetLife Capital Trust IV (a) 7.875% 12/15/37	1,960,000	2,435,300
MetLife, Inc. Series A 6.817% 8/15/18	145,000	173,322
Principal Financial Group, Inc. 8.875% 5/15/19	290,000	374,410
The Progressive Corp. VRN 6.700% 6/15/37	2,039,000	2,268,387
Prudential Financial, Inc. 3.875% 1/14/15	615,000	626,397
Prudential Financial, Inc. 4.500% 11/15/20	475,000	523,553
Prudential Financial, Inc. 4.750% 9/17/15	1,220,000	1,280,408
Prudential Financial, Inc. VRN 5.200% 3/15/44	1,800,000	1,836,000
Prudential Financial, Inc. VRN 5.625% 6/15/43	1,680,000	1,797,062
Prudential Financial, Inc. 6.200% 11/15/40	350,000	438,159

	Principal Amount	Value
Prudential Financial, Inc. VRN 8.875% 6/15/38	$1,475,000	$1,808,792
QBE Capital Funding III Ltd. VRN (a) 7.250% 5/24/41	1,305,000	1,406,138
QBE Insurance Group Ltd. (a) 2.400% 5/01/18	655,000	653,919
Reinsurance Group of America, Inc. 4.700% 9/15/23	1,480,000	1,587,756
Reinsurance Group of America, Inc. 5.000% 6/01/21	1,220,000	1,345,442
Reinsurance Group of America, Inc. 6.450% 11/15/19	1,305,000	1,540,904
The Travelers Cos., Inc. 6.250% 6/15/37	550,000	709,286
Willis Group Holdings PLC 4.125% 3/15/16	455,000	475,748
Willis North America, Inc. 7.000% 9/29/19	566,000	664,243
WR Berkley Corp. 4.625% 3/15/22	2,600,000	2,792,925

		46,722,312

Internet — 0.4%
Baidu, Inc. 2.750% 6/09/19	405,000	406,577
Baidu, Inc. 3.250% 8/06/18	1,690,000	1,746,049
Expedia, Inc. 7.456% 8/15/18	2,550,000	3,024,124

		5,176,750

Investment Companies — 0.2%
Xstrata Finance Canada Ltd. (a) 2.050% 10/23/15	1,225,000	1,238,877
Xstrata Finance Canada Ltd. (a) 2.850% 11/10/14	1,000,000	1,005,731
Xstrata Finance Canada Ltd. (a) 5.800% 11/15/16	240,000	264,081

		2,508,689

Iron & Steel — 1.1%
Allegheny Technologies, Inc. 9.375% 6/01/19	220,000	272,936
ArcelorMittal 4.250% 8/05/15	3,850,000	3,951,062
ArcelorMittal 5.750% 8/05/20	1,200,000	1,290,000
ArcelorMittal 9.500% 2/15/15	2,010,000	2,107,988
Cliffs Natural Resources, Inc. 3.950% 1/15/18	1,025,000	1,038,662
Commercial Metals Co. 6.500% 7/15/17	765,000	852,019
Glencore Funding LLC (a) 3.125% 4/29/19	1,115,000	1,137,077

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Reliance Steel & Aluminum Co. 4.500% 4/15/23	$815,000	$831,431
Reliance Steel & Aluminum Co. 6.200% 11/15/16	1,870,000	2,031,561
Reliance Steel & Aluminum Co. 6.850% 11/15/36	1,045,000	1,170,167

		14,682,903

Leisure Time — 0.1%
Carnival Corp. 1.875% 12/15/17	750,000	754,338

Lodging — 0.7%
Choice Hotels International, Inc. 5.700% 8/28/20	1,100,000	1,183,875
Marriott International, Inc. 3.250% 9/15/22	1,345,000	1,330,053
Marriott International, Inc. 3.375% 10/15/20	1,290,000	1,337,493
Marriott International, Inc. 5.810% 11/10/15	300,000	319,105
Marriott International, Inc. 6.200% 6/15/16	945,000	1,038,153
Starwood Hotels & Resorts Worldwide, Inc. 6.750% 5/15/18	220,000	258,900
Wyndham Worldwide Corp. 2.500% 3/01/18	1,160,000	1,177,712
Wyndham Worldwide Corp. 2.950% 3/01/17	350,000	363,537
Wyndham Worldwide Corp. 6.000% 12/01/16	6,000	6,660
Wynn Las Vegas LLC 7.750% 8/15/20	2,400,000	2,616,000

		9,631,488

Machinery – Diversified — 0.5%
CNH Capital LLC 3.250% 2/01/17	1,650,000	1,672,687
CNH Capital LLC (a) 3.375% 7/15/19	1,530,000	1,518,525
CNH Capital LLC 3.625% 4/15/18	655,000	668,919
CNH Capital LLC 6.250% 11/01/16	1,240,000	1,345,400
Xylem, Inc. 3.550% 9/20/16	800,000	842,806
Xylem, Inc. 4.875% 10/01/21	375,000	407,824

		6,456,161

Manufacturing — 1.1%
Cooper US, Inc. 6.100% 7/01/17	535,000	601,747
Eaton Corp. 1.500% 11/02/17	715,000	715,886

	Principal Amount	Value
General Electric Co. 4.125% 10/09/42	$1,430,000	$1,412,340
General Electric Co. 5.250% 12/06/17	335,000	377,962
Harsco Corp 2.700% 10/15/15	6,715,000	6,773,756
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	310,000	369,334
Siemens Financieringsmaatschappij NV (a) 5.750% 10/17/16	530,000	587,410
Textron, Inc. 6.200% 3/15/15	1,050,000	1,092,825
Textron, Inc. 7.250% 10/01/19	730,000	885,089
Tyco Electronics Group SA 6.550% 10/01/17	1,775,000	2,054,005
Tyco Electronics Group SA 7.125% 10/01/37	335,000	439,970

		15,310,324

Media — 1.0%
21st Century Fox America Co. 6.900% 8/15/39	420,000	549,396
21st Century Fox America Co. 8.000% 10/17/16	1,500,000	1,733,385
BSKYB Finance PLC (a) 5.625% 10/15/15	1,415,000	1,501,851
CBS Corp. 7.875% 7/30/30	315,000	423,291
Comcast Corp. 6.400% 5/15/38	190,000	242,155
Comcast Corp. 6.950% 8/15/37	515,000	694,241
Globo Comunicacao e Participacoes SA (a) 4.875% 4/11/22	1,300,000	1,365,000
Globo Comunicacao e Participacoes SA STEP (a) 6.250% 7/29/49	1,950,000	2,040,187
Grupo Televisa SAB 6.625% 1/15/40	109,000	133,084
NBCUniversal Media LLC 6.400% 4/30/40	65,000	83,333
Time Warner Cable, Inc. 6.750% 6/15/39	985,000	1,269,474
Time Warner Cable, Inc. 8.250% 4/01/19	75,000	95,035
Time Warner Cable, Inc. 8.750% 2/14/19	325,000	416,804
Time Warner, Inc. 4.700% 1/15/21	650,000	719,744
Time Warner, Inc. 5.875% 11/15/16	710,000	790,584

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Time Warner, Inc. 6.100% 7/15/40	$650,000	$762,989
Time Warner, Inc. 6.250% 3/29/41	210,000	252,704
Viacom, Inc. 6.250% 4/30/16	265,000	291,025

		13,364,282

Metal Fabricate & Hardware — 0.2%
The Timken Co. 6.000% 9/15/14	2,160,000	2,182,116

Mining — 0.4%
Freeport-McMoRan Copper & Gold, Inc. 2.375% 3/15/18	585,000	593,721
Freeport-McMoRan Copper & Gold, Inc. 5.450% 3/15/43	880,000	912,988
Newmont Mining Corp. 5.125% 10/01/19	960,000	1,059,071
Vale Overseas Ltd. 5.625% 9/15/19	200,000	224,941
Vale Overseas Ltd. 6.250% 1/11/16	770,000	827,432
Vale Overseas Ltd. 6.250% 1/23/17	1,070,000	1,197,330
Vale Overseas Ltd. 6.875% 11/10/39	335,000	372,034
Vulcan Materials Co. 6.500% 12/01/16	73,000	80,847

		5,268,364

Office Equipment/Supplies — 0.3%
Pitney Bowes, Inc. 4.625% 3/15/24	1,675,000	1,732,535
Pitney Bowes, Inc. 4.750% 1/15/16	820,000	867,735
Pitney Bowes, Inc. 4.750% 5/15/18	250,000	268,135
Pitney Bowes, Inc. 5.750% 9/15/17	166,000	186,232
Xerox Corp. 4.250% 2/15/15	475,000	485,938
Xerox Corp. 5.625% 12/15/19	85,000	97,574

		3,638,149

Office Furnishings — 0.0%
Steelcase, Inc. 6.375% 2/15/21	100,000	114,953

Oil & Gas — 3.6%
Anadarko Petroleum Corp. 6.375% 9/15/17	2,000,000	2,302,680

	Principal Amount	Value
Anadarko Petroleum Corp. 6.450% 9/15/36	$545,000	$695,010
Cenovus Energy, Inc. 5.700% 10/15/19	540,000	626,216
Cenovus Energy, Inc. 6.750% 11/15/39	545,000	708,570
Chesapeake Energy Corp. 3.250% 3/15/16	4,025,000	4,050,156
Chesapeake Energy Corp., Convertible 2.250% 12/15/38	240,000	231,300
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	2,310,000	2,474,587
ConocoPhillips 6.500% 2/01/39	475,000	637,021
Devon Energy Corp. 5.600% 7/15/41	700,000	810,218
Devon Energy Corp. 6.300% 1/15/19	260,000	305,291
Ecopetrol SA 4.250% 9/18/18	255,000	272,850
EQT Corp. 4.875% 11/15/21	500,000	546,457
Motiva Enterprises LLC (a) 5.750% 1/15/20	820,000	932,001
Motiva Enterprises LLC (a) 6.850% 1/15/40	655,000	859,605
Newfield Exploration Co. 6.875% 2/01/20	1,200,000	1,272,000
Nexen, Inc. 7.500% 7/30/39	150,000	202,992
Pemex Project Funding Master Trust 6.625% 6/15/35	140,000	164,850
Petrobras Global Finance BV 2.000% 5/20/16	1,160,000	1,161,675
Petrobras Global Finance BV 3.000% 1/15/19	640,000	628,256
Petrobras Global Finance BV 3.250% 3/17/17	4,440,000	4,552,288
Petrobras International Finance Co. 3.875% 1/27/16	1,599,000	1,648,649
Petrobras International Finance Co. 5.375% 1/27/21	1,005,000	1,047,441
Petrobras International Finance Co. 6.750% 1/27/41	425,000	437,750
Petroleos Mexicanos (a) 3.125% 1/23/19	325,000	336,213
Petroleos Mexicanos 5.500% 1/21/21	1,190,000	1,335,775
Petroleos Mexicanos (a) 6.375% 1/23/45	595,000	690,944
Phillips 66 5.875% 5/01/42	450,000	539,133

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pioneer Natural Resources Co. 5.875% 7/15/16	$1,150,000	$1,258,416
Pioneer Natural Resources Co. 7.500% 1/15/20	1,050,000	1,295,399
Rowan Cos., Inc. 4.875% 6/01/22	1,850,000	1,981,642
Rowan Cos., Inc. 5.000% 9/01/17	1,055,000	1,144,269
Shell International Finance BV 5.500% 3/25/40	325,000	389,331
Talisman Energy, Inc. 5.500% 5/15/42	600,000	650,545
Talisman Energy, Inc. 7.750% 6/01/19	545,000	675,102
Transocean, Inc. 4.950% 11/15/15	2,500,000	2,635,905
Transocean, Inc. 5.050% 12/15/16	7,720,000	8,386,406
Valero Energy Corp. 6.125% 2/01/20	800,000	945,376

		48,832,319

Oil & Gas Services — 1.0%
Baker Hughes, Inc. 5.125% 9/15/40	800,000	909,967
Hornbeck Offshore Services, Inc. 1.500% 9/01/19	1,115,000	1,348,453
SEACOR Holdings, Inc. (a) 3.000% 11/15/28	155,000	152,288
SESI LLC 6.375% 5/01/19	3,150,000	3,362,625
Superior Energy Services, Inc. 7.125% 12/15/21	4,859,000	5,478,523
Weatherford International Ltd. 4.500% 4/15/22	650,000	691,116
Weatherford International Ltd. 5.950% 4/15/42	475,000	538,693
Weatherford International Ltd. 6.000% 3/15/18	525,000	597,362

		13,079,027

Packaging & Containers — 0.1%
Bemis Co., Inc. 6.800% 8/01/19	840,000	1,005,117
Brambles USA Inc., Series A (a) 5.350% 4/01/20	490,000	554,504

		1,559,621

Pharmaceuticals — 1.1%
AbbVie, Inc. 4.400% 11/06/42	500,000	485,403
McKesson Corp. 1.292% 3/10/17	590,000	591,559
McKesson Corp. 2.284% 3/15/19	600,000	602,105

	Principal Amount	Value
McKesson Corp. 3.796% 3/15/24	$655,000	$669,629
McKesson Corp. 4.750% 3/01/21	600,000	668,467
McKesson Corp. 4.883% 3/15/44	625,000	656,349
McKesson Corp. 6.000% 3/01/41	550,000	662,782
Mead Johnson Nutrition Co. 4.900% 11/01/19	1,010,000	1,122,260
Mead Johnson Nutrition Co. 5.900% 11/01/39	590,000	705,022
Medco Health Solutions, Inc. 2.750% 9/15/15	1,880,000	1,924,951
Merck Sharp & Dohme Corp. 5.850% 6/30/39	180,000	221,851
Mylan, Inc. (a) 7.875% 7/15/20	2,875,000	3,182,220
Pfizer, Inc. 7.200% 3/15/39	395,000	558,663
Teva Pharmaceutical Finance Co. LLC 6.150% 2/01/36	395,000	477,598
Warner Chilcott Co. LLC 7.750% 9/15/18	1,275,000	1,340,395
Wyeth 6.000% 2/15/36	360,000	451,460
Zoetis, Inc. 3.250% 2/01/23	445,000	440,192

		14,760,906

Pipelines — 1.4%
Boardwalk Pipelines LLC 5.500% 2/01/17	200,000	217,859
Boardwalk Pipelines LP 5.875% 11/15/16	2,390,000	2,626,909
CenterPoint Energy Resources Corp. 4.500% 1/15/21	475,000	521,831
CenterPoint Energy Resources Corp. 5.850% 1/15/41	425,000	519,409
DCP Midstream LLC (a) 9.750% 3/15/19	35,000	45,128
DCP Midstream Operating LLC 3.875% 3/15/23	190,000	192,361
El Paso Pipeline Partners Operating Co. LLC 4.100% 11/15/15	2,000,000	2,080,626
Enable Oklahoma Intrastate Transmission LLC (a) 6.875% 7/15/14	1,595,000	1,597,826
Energy Transfer Partners LP FRN 3.243% 11/01/66	1,375,000	1,263,625
Energy Transfer Partners LP 9.700% 3/15/19	1,050,000	1,376,312

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Enterprise Products Operating LP 3.200% 2/01/16	$450,000	$467,474
Enterprise Products Operating LP 5.950% 2/01/41	455,000	541,586
Gulf South Pipeline Co. LP (a) 5.050% 2/01/15	190,000	194,201
Kinder Morgan Energy Partners LP 6.000% 2/01/17	185,000	206,367
Kinder Morgan Energy Partners LP 6.500% 2/01/37	150,000	176,175
Kinder Morgan Energy Partners LP 6.950% 1/15/38	175,000	215,752
Kinder Morgan Finance Co. LLC (a) 6.000% 1/15/18	2,700,000	2,949,750
Magellan Midstream Partners LP 6.550% 7/15/19	560,000	665,478
ONEOK Partners LP 3.250% 2/01/16	450,000	467,537
ONEOK Partners LP 6.125% 2/01/41	440,000	519,617
Southern Natural Gas Co. LLC (a) 5.900% 4/01/17	310,000	348,481
Texas Eastern Transmission LP (a) 6.000% 9/15/17	230,000	256,764
TransCanada PipeLines Ltd. 6.200% 10/15/37	130,000	164,538
The Williams Cos., Inc. 3.700% 1/15/23	570,000	548,304
Williams Partners LP 5.250% 3/15/20	1,415,000	1,596,123

		19,760,033

Real Estate — 0.1%
AMB Property LP 4.500% 8/15/17	760,000	823,051
Post Apartment Homes LP 3.375% 12/01/22	400,000	388,805

		1,211,856

Real Estate Investment Trusts (REITS) — 1.9%
American Tower Corp. 3.400% 2/15/19	1,100,000	1,150,770
American Tower Corp. 4.500% 1/15/18	1,375,000	1,498,189
American Tower Corp. 4.625% 4/01/15	2,700,000	2,780,970
ARC Properties Operating Partnership LP/Clark Acquisition LLC (a) 2.000% 2/06/17	1,390,000	1,393,344
ARC Properties Operating Partnership LP/Clark Acquisition LLC (a) 3.000% 2/06/19	695,000	697,634
Boston Properties LP 3.700% 11/15/18	475,000	507,079

	Principal Amount	Value
Boston Properties LP 4.125% 5/15/21	$580,000	$615,821
Boston Properties LP 5.000% 6/01/15	170,000	176,782
Brandywine Operating Partners LP 4.950% 4/15/18	800,000	871,273
DDR Corp. 4.750% 4/15/18	1,000,000	1,088,330
DDR Corp. 7.500% 4/01/17	1,000,000	1,153,919
DDR Corp. 7.875% 9/01/20	1,000,000	1,265,361
DDR Corp. 9.625% 3/15/16	1,250,000	1,430,271
Duke Realty LP 8.250% 8/15/19	1,375,000	1,729,310
ERP Operating LP 4.625% 12/15/21	375,000	412,776
Federal Realty Investment Trust 5.900% 4/01/20	330,000	386,625
HCP, Inc. 2.625% 2/01/20	970,000	970,503
Highwoods Realty LP 5.850% 3/15/17	1,800,000	2,000,614
Highwoods Realty LP 7.500% 4/15/18	195,000	230,315
Mack-Cali Realty LP 7.750% 8/15/19	515,000	613,295
ProLogis LP 2.750% 2/15/19	530,000	539,994
Realty Income Corp. 2.000% 1/31/18	2,445,000	2,456,558
Simon Property Group LP 5.650% 2/01/20	140,000	163,560
Ventas Realty LP/Ventas Capital Corp. 4.000% 4/30/19	1,325,000	1,423,556
Ventas Realty LP/Ventas Capital Corp. 4.250% 3/01/22	475,000	504,580

		26,061,429

Retail — 0.7%
CVS Caremark Corp. 6.125% 9/15/39	560,000	697,298
CVS Pass-Through Trust (a) 5.926% 1/10/34	1,319,440	1,507,502
CVS Pass-Through Trust (a) 7.507% 1/10/32	9,060	11,311
The Home Depot, Inc. 5.950% 4/01/41	600,000	751,966
Macy’s Retail Holdings, Inc. 7.450% 7/15/17	610,000	716,205
McDonald’s Corp. 6.300% 10/15/37	400,000	516,942

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
O’Reilly Automotive, Inc. 3.850% 6/15/23	$609,000	$621,849
O’Reilly Automotive, Inc. 4.875% 1/14/21	575,000	628,875
QVC, Inc. 3.125% 4/01/19	960,000	976,330
QVC, Inc. 4.375% 3/15/23	835,000	848,191
QVC, Inc. 5.125% 7/02/22	545,000	580,239
Target Corp. 7.000% 1/15/38	475,000	663,680
Wal-Mart Stores, Inc. 6.200% 4/15/38	730,000	933,986
Wal-Mart Stores, Inc. 6.500% 8/15/37	515,000	684,509

		10,138,883

Savings & Loans — 0.3%
Glencore Funding LLC (a) 1.700% 5/27/16	1,919,000	1,936,467
Glencore Funding LLC (a) 2.500% 1/15/19	1,472,000	1,468,254
Washington Mutual Bank (b) 5.650% 8/15/14	1,125,000	112

		3,404,833

Semiconductors — 0.6%
Applied Materials, Inc. 5.850% 6/15/41	1,000,000	1,168,783
Intel Corp. 3.250% 8/01/39	1,225,000	1,889,563
Intel Corp., Convertible 2.950% 12/15/35	1,050,000	1,305,281
Micron Technology, Inc., Convertible 2.125% 2/15/33	1,018,000	3,090,266
Micron Technology, Inc., Convertible 3.000% 11/15/43	514,000	662,096

		8,115,989

Software — 0.5%
Broadridge Financial Solutions, Inc. 3.950% 9/01/20	655,000	685,636
CA, Inc. 2.875% 8/15/18	730,000	746,840
CA, Inc. 5.375% 12/01/19	1,530,000	1,720,086
Citrix Systems, Inc., Convertible (a) 0.500% 4/15/19	2,090,000	2,212,788
Microsoft Corp. 3.000% 10/01/20	340,000	355,074
Oracle Corp. 1.200% 10/15/17	1,425,000	1,423,093

		7,143,517

	Principal Amount	Value
Telecommunications — 2.2%
America Movil SAB de CV 5.000% 3/30/20	$500,000	$554,335
America Movil SAB de CV 6.125% 3/30/40	525,000	618,355
AT&T, Inc. 6.500% 9/01/37	1,135,000	1,402,941
AT&T, Inc. 6.550% 2/15/39	455,000	563,934
British Telecom PLC 9.625% 12/15/30	495,000	788,413
CenturyLink, Inc. 6.150% 9/15/19	560,000	610,400
Cisco Systems, Inc. 5.500% 1/15/40	345,000	401,701
Deutsche Telekom International Finance BV 8.750% 6/15/30	475,000	694,685
Embarq Corp. 7.082% 6/01/16	780,000	867,884
Embarq Corp. 7.995% 6/01/36	145,000	158,412
ENTEL Chile SA (a) 4.875% 10/30/24	1,250,000	1,301,676
Juniper Networks, Inc. 4.600% 3/15/21	450,000	484,299
Juniper Networks, Inc. 5.950% 3/15/41	700,000	776,373
Qwest Corp. 8.375% 5/01/16	2,960,000	3,347,698
Rogers Communications, Inc. 7.500% 8/15/38	50,000	67,574
Sprint Communications, Inc. (a) 9.000% 11/15/18	2,600,000	3,152,500
Telecom Italia Capital 6.000% 9/30/34	115,000	115,288
Telefonaktiebolaget LM Ericsson 4.125% 5/15/22	700,000	727,586
Telefonica Emisiones SAU 3.992% 2/16/16	1,200,000	1,256,398
Telefonica Emisiones SAU 5.462% 2/16/21	475,000	539,348
Telefonica Emisiones SAU 6.421% 6/20/16	773,000	850,990
Verizon Communications, Inc. 2.500% 9/15/16	745,000	767,904
Verizon Communications, Inc. 3.650% 9/14/18	820,000	876,974
Verizon Communications, Inc. 5.150% 9/15/23	1,325,000	1,482,798
Verizon Communications, Inc. 6.550% 9/15/43	1,935,000	2,435,083

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Verizon Communications, Inc. 7.350% 4/01/39	$420,000	$560,676
Verizon Communications, Inc. 8.750% 11/01/18	829,000	1,052,488
Verizon Global Funding Corp. 7.750% 12/01/30	250,000	342,854
Virgin Media Finance PLC 8.375% 10/15/19	3,375,000	3,569,062

		30,368,629

Transportation — 0.9%
Asciano Finance (a) 3.125% 9/23/15	925,000	944,023
Asciano Finance (a) 4.625% 9/23/20	610,000	651,237
Asciano Finance (a) 5.000% 4/07/18	1,150,000	1,252,204
Burlington Northern Santa Fe LLC 6.150% 5/01/37	720,000	898,510
Canadian National Railway Co. 5.850% 11/15/17	200,000	227,665
Canadian Pacific Railway Co. Ltd 7.250% 5/15/19	1,010,000	1,241,138
Con-way, Inc. 7.250% 1/15/18	1,285,000	1,498,406
CSX Corp. 7.250% 5/01/27	50,000	62,527
Norfolk Southern Corp. 6.000% 5/23/2111	375,000	446,729
Ryder System, Inc. 2.500% 3/01/18	2,980,000	3,060,925
Ryder System, Inc. 2.550% 6/01/19	425,000	430,227
Union Pacific Corp. 4.000% 2/01/21	500,000	545,032
Union Pacific Corp. 5.375% 6/01/33	520,000	569,150

		11,827,773

Trucking & Leasing — 0.8%
GATX Corp. 2.375% 7/30/18	865,000	872,564
GATX Corp. 3.500% 7/15/16	875,000	916,724
GATX Corp. 3.900% 3/30/23	530,000	538,784
GATX Corp. 4.750% 5/15/15	315,000	326,297
GATX Corp. 4.750% 6/15/22	925,000	997,562
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 2.500% 3/15/16	3,425,000	3,520,643

	Principal Amount	Value
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 2.500% 6/15/19	$1,805,000	$1,808,330
TTX Co. (a) 3.050% 11/15/22	900,000	860,966
TTX Co. (a) 4.150% 1/15/24	1,565,000	1,620,352

		11,462,222

TOTAL CORPORATE DEBT (Cost $580,791,552)		615,070,192

MUNICIPAL OBLIGATIONS — 0.9%
JobsOhio Beverage System Series B 4.532% 1/01/35	3,950,000	4,077,783
New York City Municipal Water Finance Authority BAB 5.882% 6/15/44	105,000	134,750
State of California 5.950% 4/01/16	410,000	447,552
State of California BAB 7.550% 4/01/39	120,000	180,398
State of California BAB 7.600% 11/01/40	3,160,000	4,777,572
State of Illinois 5.365% 3/01/17	2,200,000	2,407,658

		12,025,713

TOTAL MUNICIPAL OBLIGATIONS (Cost $11,510,548)		12,025,713

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 15.9%
Automobile ABS — 0.5%
Capital Automotive REIT, Series 2012-1A, Class A (a) 4.700% 7/15/42	1,210,527	1,244,676
CPS Auto Trust, Series 2014-A, Class A (a) 1.210% 8/15/18	1,535,783	1,532,775
CPS Auto Trust, Series 2013-D, Class A (a) 1.540% 7/16/18	1,628,950	1,633,919
CPS Auto Trust, Series 2011-B, Class A (a) 3.680% 9/17/18	359,465	366,543
Exeter Automobile Receivables Trust, Series 2013-1A, Class A (a) 1.290% 10/16/17	671,197	672,470
First Investors Auto Owner Trust, Series 2012-1A, Class A2 (a) 1.960% 11/15/17	114,206	114,452

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Rental Car Finance Corp., Series 2011-1A, Class A1 (a) 2.510% 2/25/16	$810,000	$815,596
Santander Drive Auto Receivables Trust, Series 2011-S2A, Class B (a) 2.060% 6/15/17	37,051	37,053

		6,417,484

Commercial MBS — 6.1%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.948% 2/10/51	1,665,711	1,846,302
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4 VRN 6.418% 2/10/51	2,143,000	2,422,733
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class AM VRN 6.461% 2/10/51	1,310,000	1,494,962
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR7, Class A3 VRN 5.116% 2/11/41	1,555,000	1,583,686
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	1,345,000	1,459,845
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	925,000	1,002,266
Bear Stearns Commercial Mortgage Securities, Series 2004-PWR4, Class A3 VRN 5.468% 6/11/41	145,709	145,740
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4 VRN 5.471% 1/12/45	800,000	880,051
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class AM VRN 5.513% 1/12/45	2,545,000	2,744,210
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	1,400,000	1,558,417
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class AM VRN 5.835% 9/11/42	1,395,000	1,552,589
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AM VRN 5.915% 6/11/50	2,870,000	3,220,017

	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.937% 9/11/38	$1,650,000	$1,774,839
Commercial Mortgage Pass Through Certificates, Series 2012-CR4, Class B (a) 3.703% 10/15/45	1,060,000	1,062,471
Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class AM 4.199% 3/10/47	1,375,000	1,450,719
Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A4 VRN 4.236% 2/10/47	1,410,000	1,515,373
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class AM VRN 5.650% 12/10/49	1,335,000	1,484,353
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class AM VRN 5.970% 6/10/46	950,000	1,022,711
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.988% 12/10/49	2,487,000	2,783,827
Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4 VRN 5.609% 2/15/39	1,145,000	1,208,783
DBCCRE Mortgage Trust, Series 2014-ARCP, Class A (a) 4.238% 1/10/34	995,000	1,051,723
DBRR Trust, Series 2013-EZ3, Class A VRN (a) 1.636% 12/18/49	1,804,117	1,817,648
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 (a) 3.386% 7/10/44	950,000	991,499
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4 VRN 6.015% 7/10/38	2,565,715	2,761,467
GS Mortgage Securities Corp. II, Series 2012-GC6, Class AS (a) 4.948% 1/10/45	488,000	543,759
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A2 (a) 3.341% 7/15/46	450,000	467,422

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	$1,240,000	$1,338,162
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class AM VRN 5.466% 6/12/47	1,620,000	1,767,016
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class AM 5.204% 12/12/49	3,000,000	3,236,520
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	2,520,000	2,802,885
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4 VRN 6.066% 6/12/46	1,300,871	1,397,898
Morgan Stanley Capital I, Series 2011-C2, Class B VRN (a) 5.200% 6/15/44	1,325,000	1,470,949
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	950,000	1,027,862
Morgan Stanley Capital I, Series 2007-HQ11, Class A4 VRN 5.447% 2/12/44	2,100,000	2,281,990
Morgan Stanley Capital I, Series 2007-HQ11, Class AM VRN 5.478% 2/12/44	1,520,000	1,655,766
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	342,492	345,763
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.454% 1/11/43	880,000	1,003,584
STRIPs Ltd., Series 2012-1A, Class A (a) 1.500% 12/25/44	1,238,741	1,226,354
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3 VRN 5.565% 8/15/39	810,447	823,458
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.565% 8/15/39	975,000	1,021,940
VNO Mortgage Trust, Series 2013-PENN, Class A (a) 3.808% 12/13/29	1,450,000	1,540,738
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class AM 5.339% 11/15/48	3,015,000	3,266,567

	Principal Amount	Value
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM VRN 5.466% 1/15/45	$1,920,000	$2,042,584
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class AM VRN 5.505% 12/15/44	2,255,000	2,377,918
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	1,240,000	1,340,502
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class AM VRN 5.591% 4/15/47	1,400,000	1,537,923
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM VRN 6.140% 2/15/51	1,525,000	1,702,686
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class AM VRN 6.170% 6/15/45	2,667,000	2,872,915
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (a) 3.349% 11/15/43	339,946	355,862
Wells Fargo Reremic Trust, Series 2012-IO, Class A (a) 1.750% 8/20/21	757,004	757,307
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 (a) 3.240% 3/15/44	750,000	780,068
WF-RBS Commercial Mortgage Trust, Series 2013-UBS1, Class A3 3.591% 3/15/46	2,325,000	2,427,643
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (a) 3.791% 2/15/44	650,000	674,137

		82,924,409

Home Equity ABS — 2.7%
Aames Mortgage Investment Trust, Series 2004-1, Class M5 FRN 1.877% 1/25/35	1,324,252	1,244,703
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.422% 8/25/35	392,352	388,004
ACE Securities Corp., Series 2005-HE7, Class A2D FRN 0.482% 11/25/35	889,748	874,411
Aegis Asset Backed Securities Trust, Series 2005-2, Class M1 FRN 0.572% 6/25/35	501,997	489,955

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.892% 11/25/34	$142,156	$141,930
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.812% 6/25/35	496,523	490,553
Asset-Backed Securities Corp. Trust, Series 2005-HE2, Class M1 FRN 0.827% 2/25/35	467,002	461,582
Bayview Financial Mortgage Pass-Through Trust, Series 2005-C, Class M1 FRN 0.650% 6/28/44	1,340,000	1,260,503
Bear Stearns Asset Backed Securities I Trust, Series 2006-EC2, Class M1 FRN 0.552% 2/25/36	840,787	793,114
Bear Stearns Asset-Backed Securities Trust, Series 2005-3, Class A1 FRN 0.602% 9/25/35	36,857	36,812
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE9, Class M1 FRN 0.662% 10/25/35	865,891	852,430
BNC Mortgage Loan Trust, Series 2007-1, Class A2 FRN 0.212% 3/25/37	402,133	400,186
Citigroup Mortgage Loan Trust, Series 2006-SHL1, Class A1 FRN (a) 0.352% 11/25/45	1,664,982	1,570,129
Citigroup Mortgage Loan Trust, Inc., Series 2003-HE4, Class A FRN (a) 0.562% 12/25/33	107,392	106,790
Citigroup Mortgage Loan Trust, Inc., Series 2005-OPT4, Class M2 FRN 0.582% 7/25/35	542,102	523,541
Countrywide Asset-Backed Certificates, Series 2005-3, Class MV2 FRN 0.602% 8/25/35	687,640	669,545
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.612% 9/25/34	180,089	178,960
Countrywide Asset-Backed Certificates, Series 2005-8, Class M1 FRN 0.622% 12/25/35	664,608	654,737
Countrywide Asset-Backed Certificates, Series 2005-6, Class M1 FRN 0.642% 12/25/35	574,186	570,377
Countrywide Partnership Trust, Series 2004-EC1, Class M1 FRN 1.052% 2/25/35	541,680	491,861

	Principal Amount	Value
Credit-Based Asset Servicing and Securitization LLC, Series 2006-RP2, Class A2 FRN (a) 0.442% 7/25/36	$655,432	$651,748
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1 FRN 0.572% 5/25/36	1,968,275	1,843,630
First Franklin Mortgage Loan Trust, Series 2005-FF4, Class M1 FRN 0.582% 5/25/35	1,265,660	1,251,685
First Franklin Mortgage Loan Trust, Series 2005-FF7, Class M1 FRN 0.602% 7/25/35	1,502,150	1,439,742
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.392% 1/25/36	487,389	471,898
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.582% 4/25/35	426,099	399,018
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.322% 8/25/36	412,672	402,558
HSBC Home Equity Loan Trust, Series 2005-1, Class M FRN 0.683% 1/20/34	1,043,110	942,283
Lake Country Mortgage Loan Trust, Series 2005-HE1, Class M1 FRN (a) 0.932% 12/25/32	657,774	647,851
Long Beach Mortgage Loan Trust, Series 2005-3, Class 2A2 FRN 0.432% 8/25/45	24,684	24,630
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2 FRN 0.947% 2/25/35	1,197,464	1,139,955
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 0.977% 6/25/35	2,214,913	2,094,397
MASTR Asset-Backed Securities Trust, Series 2005-WMC1, Class M3 FRN 0.872% 3/25/35	1,785,000	1,647,869
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (a) 0.885% 6/28/35	2,175,129	2,136,896
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M2 FRN (a) 0.915% 6/28/35	950,000	844,792
Morgan Stanley Capital, Inc., Series 2005-WMC6, Class M2 FRN 0.902% 7/25/35	1,369,609	1,351,890
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 6.798% 10/25/28	168	176

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 FRN 0.622% 5/25/35	$60,185	$59,850
Park Place Securities Inc, 2005-WCW1 A3D FRN 0.492% 9/25/35	9,004	8,989
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A FRN 0.412% 9/25/35	830,144	815,805
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.532% 8/25/35	660,601	648,614
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.652% 3/25/35	552,489	542,879
Residential Asset Mortgage Products, Inc., Series 2005-EFC5, Class M1 FRN 0.552% 10/25/35	1,305,000	1,232,335
Residential Asset Mortgage Products, Inc., Series 2005-EFC4, Class M1 FRN 0.562% 9/25/35	1,327,939	1,299,833
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.342% 3/25/36	26,471	26,440
Residential Asset Securities Corp., Series 2005-KS12, Class A2 FRN 0.402% 1/25/36	181,159	180,657
Residential Asset Securities Corp., Series 2005-EMX4, Class M1 FRN 0.582% 11/25/35	1,554,359	1,480,996
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.512% 8/25/35	485,012	480,684

		36,268,223

Other ABS — 4.4%
AIMCO CLO Ltd., Series 2014-AA, Class A FRN (a) 1.763% 7/20/26	2,250,000	2,249,975
ARL First LLC, Series 2012-1A, Class A1 FRN (a) 1.902% 12/15/42	2,247,208	2,301,995
Ascentium Equipment Receivables LLC, Series 2014-1A, Class A2 (a) 1.040% 1/10/17	1,215,000	1,214,167
Avery Point CLO Ltd., Series 2014-5A, Class A (c) 1.000% 7/17/26	2,200,000	2,200,000
BCC Funding VIII LLC, Series 2014-1A, Class A (a) 1.794% 6/20/20	1,105,416	1,104,753

	Principal Amount	Value
BlueMountain CLO Ltd., Series 2013-3A, Class A FRN (a) 1.627% 10/29/25	$650,000	$650,281
Cajun Global LLC, Series 2011-1A, Class A2 (a) 5.955% 2/20/41	1,218,170	1,261,610
Carlyle Global Market Strategies, Series 2014-1A, Class A FRN (a) 1.756% 4/17/25	3,415,000	3,422,305
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (a) 4.474% 3/20/43	353,250	360,396
CLI Funding LLC, Series 2006-1A, Class A FRN (a) 0.334% 8/18/21	363,795	362,916
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (a) 5.216% 1/25/42	2,879,425	3,109,558
Drug Royalty Corp., Inc., Series 2012-1, Class A2 (a) 5.800% 7/15/24	609,231	632,842
Fairway Outdoor Funding LLC, Series 2012-1A, Class A2 (a) 4.212% 10/15/42	2,194,699	2,218,380
Galaxy XII CLO Ltd., Series 2012-12A, Class A FRN (a) 1.626% 5/19/23	1,000,000	998,314
Global Container Assets Ltd., Series 2013-1A, Class A1 (a) 2.200% 11/05/28	1,660,927	1,655,969
Global SC Finance II SRL, Series 2012-1A, Class A (a) 4.110% 7/19/27	808,333	817,886
Global SC Finance SRL, Series 2013-2A, Class A (a) 3.670% 11/17/28	1,530,208	1,562,005
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A FRN (a) 1.379% 4/25/25	2,000,000	1,979,236
Hercules Capital Funding Trust, Series 2012-1A, Class A (a) 3.320% 12/16/17	784,788	787,241
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (a) 2.401% 6/02/17	1,425,000	1,446,926
Hilton Grand Vacations Trust, Series 2013-A, Class A (a) 2.280% 1/25/26	2,083,930	2,108,008
Horizon Funding Trust, Series 2013-1A, Class A (a) 3.000% 5/15/18	1,107,864	1,109,942
Icon Brands Holdings LLC, Series 2012-1A, Class A (a) 4.229% 1/25/43	1,017,438	1,026,970

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Icon Brands Holdings LLC, Series 2013-1A, Class A (a) 4.352% 1/25/43	$1,058,574	$1,069,964
ING IM CLO Ltd., Series 2012-3A, Class A FRN (a) 1.677% 10/15/22	700,000	701,142
ING Investment Management CLO Ltd., Series 2013-3A, Class A1 FRN (a) 1.686% 1/18/26	1,850,000	1,851,106
LCM Ltd., Series 10AR, Class AR FRN (a) 1.487% 4/15/22	3,250,000	3,250,058
LCM Ltd., Series 16A, Class A FRN (a) 1.758% 7/15/26	2,850,000	2,851,197
Madison Park Funding XII Ltd., Series 2014-12A, Class A FRN (a) 1.723% 7/20/26	2,900,000	2,904,631
Marriott Vacation Club Owner Trust, Series 2012-1A, Class A (a) 2.510% 5/20/30	596,177	607,168
New York City Tax Lien, Series 2012-AA, Class A (a) 1.230% 11/10/25	286,238	286,295
PFS Financing Corp., Series 2011-BA, Class A FRN (a) 1.652% 10/17/16	1,100,000	1,102,883
Race Point CLO Ltd., Series 2012-7A, Class A FRN (a) 1.657% 11/08/24	1,200,000	1,201,129
Race Point VIII CLO Ltd., Series 2013-8A, Class A FRN (a) 1.479% 2/20/25	700,000	696,393
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (a) 2.840% 11/20/28	275,797	280,575
Sierra Timeshare Receivables Funding LLC, Series 2013-3A, Class A (a) 2.200% 10/20/30	1,273,413	1,285,661
Sonic Capital LLC, Series 2011-1A, Class A2 (a) 5.438% 5/20/41	1,671,950	1,784,840
Springleaf Funding Trust, Series 2013-AA, Class A (a) 2.580% 9/15/21	1,450,000	1,460,626
Structured Receivables Finance LLC, Series 2010-B, Class A (a) 3.730% 8/15/36	423,955	443,222
SVO VOI Mortgage Corp., Series 2012-AA, Class A (a) 2.000% 9/20/29	719,620	718,636
TAL Advantage LLC, Series 2006-1A FRN (a) 0.376% 4/20/21	293,333	290,332

	Principal Amount	Value
Trafigura Securitisation Finance PLC, Series 2012-1A, Class A FRN (a) 2.552% 10/15/15	$2,137,000	$2,159,318
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (a) 4.370% 7/15/41	488,082	515,546
Westgate Resorts LLC, Series 2012-2A, Class A (a) 3.000% 1/20/25	451,060	452,961

		60,495,358

Student Loans ABS — 2.1%
Access Group, Inc., Series 2007-A, Class A2 FRN 0.357% 8/25/26	210,613	209,702
Access Group, Inc., Series 2003-A, Class A3 FRN 1.230% 7/01/38	1,183,955	1,095,084
College Loan Corp. Trust, Series 2002-1, Class B1 FRN (a) 1.636% 3/01/42	1,050,000	861,000
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.652% 1/25/47	1,500,000	1,260,000
Education Funding Capital Trust I, Series 2004-1, Class A5 FRN 1.450% 6/15/43	1,075,000	1,048,982
Education Funding Capital Trust I, Series 2004-1, Class A6 FRN 1.520% 6/15/43	1,100,000	1,077,560
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.651% 6/15/43	1,750,000	1,739,062
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.880% 6/15/43	650,000	593,742
Educational Funding of the South, Inc., Series 2011-1, Class B FRN 3.929% 4/25/46	625,000	688,364
GCO Education Loan Funding Trust, Series 2006-2A, Class A2L FRN (a) 0.327% 8/25/25	349,692	349,111
Goal Capital Funding Trust, Series 2006-1, Class A3 FRN 0.347% 11/25/26	1,053,574	1,049,842
Higher Education Funding I, Series 2004-1, Class B2 FRN (a) 1.634% 1/01/44	450,000	374,342
Higher Education Funding I, Series 2004-1, Class B1 FRN (a) 1.650% 1/01/44	450,000	378,720
KeyCorp Student Loan Trust, Series 2006-A, Class 2A4 FRN 0.544% 9/27/35	1,560,000	1,499,347

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Nelnet Student Loan Trust, Series 2006-3, Class B FRN 0.483% 6/25/41	$1,241,466	$1,122,126
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (a) 0.952% 4/25/46	504,254	510,001
Nelnet Student Loan Trust, Series 2005-4, Class A4A FRN 1.041% 3/22/32	325,000	305,973
Northstar Education Finance, Inc., Series 2006-A, Class A3 FRN 0.439% 5/28/26	480,247	479,477
Panhandle-Plains Student Finance Corp., Series 2001-A2 1.499% 12/01/31	1,900,000	1,820,945
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.397% 7/15/36	4,001,154	3,976,691
SLC Student Loan Trust, Series 2006-A, Class B FRN 0.527% 7/15/36	378,000	353,076
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (a) 0.301% 12/15/16	100,000	100,000
SLM Student Loan Trust, Series 2003-10A, Class A1A FRN (a) 0.302% 12/15/16	200,000	200,000
SLM Student Loan Trust, Series 2003-10A, Class A1D FRN (a) 0.302% 12/15/16	100,000	100,000
SLM Student Loan Trust, Series 2003-10A, Class A1E FRN (a) 0.302% 12/15/16	100,000	100,000
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (a) 0.303% 12/15/16	100,000	100,000
SLM Student Loan Trust, Series 2007-3, Class B FRN 0.379% 1/25/28	2,400,000	2,081,512
SLM Student Loan Trust, Series 2013-2, Class B FRN 1.652% 6/25/43	1,420,000	1,405,150
SLM Student Loan Trust, Series 2003-2, Class A7 FRN 1.660% 9/15/28	650,000	650,000
SLM Student Loan Trust, Series 2002-7, Class A10 FRN 2.640% 3/15/28	965,000	964,764
SLM Student Loan Trust, Series 2002-7, Class A11 FRN 2.640% 3/15/28	1,850,000	1,850,000
SLM Student Loan Trust, Series 2003-5, Class A7 FRN 2.652% 6/17/30	250,000	242,692

	Principal Amount	Value
SMS Student Loan Trust, Series 2000-A, Class A2 FRN 0.418% 10/28/28	$217,115	$216,587
Wachovia Student Loan Trust, Series 2005-1, Class A4 FRN 0.339% 7/27/20	97,890	97,876

		28,901,728

WL Collateral CMO — 0.1%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 2.843% 8/25/34	117,985	115,267
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 2.659% 2/25/34	28,599	28,201
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 3.011% 9/25/33	7,687	6,930
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 FRN 2.544% 8/25/34	22,364	21,200
HSI Asset Securitization Corp. Trust, Series 2005, Class IIA3 FRN 0.512% 7/25/35	155,338	153,401
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.262% 5/25/37	586,616	381,828
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A FRN 2.355% 8/25/34	82,256	70,250
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.402% 8/25/36	137,421	126,596
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA FRN 2.225% 2/25/34	9,910	9,236
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA FRN 2.534% 7/25/33	5,303	5,338
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.375% 2/25/34	264	266
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (a) 2.500% 3/23/51	77,555	77,846
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A FRN 2.568% 3/25/34	56,225	56,274
WaMu Mortgage Pass-Through Certificates, Series 2004-AR2, Class A FRN 1.523% 4/25/44	127,755	131,005

		1,183,638

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.400% 11/25/37	$604,495	$594,207
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.746% 6/25/32	34,003	33,033

		627,240

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $212,839,465)		216,818,080

SOVEREIGN DEBT OBLIGATIONS — 1.0%
Colombia Government International Bond 7.375% 3/18/19	725,000	882,687
Peruvian Government International Bond 6.550% 3/14/37	405,000	508,883
Poland Government International Bond 6.375% 7/15/19	690,000	817,650
Province of Quebec Canada 2.625% 2/13/23	2,515,000	2,450,183
Province of Quebec Canada 7.500% 9/15/29	390,000	554,724
Republic of Brazil International Bond 4.875% 1/22/21	425,000	463,250
Republic of Brazil International Bond 5.625% 1/07/41	1,315,000	1,413,625
Republic of Brazil International Bond 5.875% 1/15/19	876,000	1,002,582
Republic of Turkey International Bond 3.250% 3/23/23	405,000	373,410
Republic of Turkey International Bond 4.875% 4/16/43	474,000	445,560
Republic of Turkey International Bond 6.750% 4/03/18	840,000	948,360
United Mexican States 4.750% 3/08/44	1,955,000	1,994,100
United Mexican States 5.125% 1/15/20	850,000	963,050
United Mexican States 6.750% 9/27/34	685,000	887,075

		13,705,139

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $12,957,215)		13,705,139

	Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 29.0%
Collateralized Mortgage Obligations — 0.3%
Federal Home Loan Mortgage Corp. Series 4290, Class CA 3.500% 12/15/38	$3,118,650	$3,243,067
Series 2178, Class PB 7.000% 8/15/29	117,213	134,076
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	119,470	134,154

		3,511,297

Pass-Through Securities — 28.7%
Federal Home Loan Mortgage Corp.
Pool #G11630 3.500% 6/01/19	253,983	268,449
Pool #J13972 3.500% 1/01/26	144,473	152,836
Pool #C91344 3.500% 11/01/30	323,368	339,031
Pool #C91424 3.500% 1/01/32	214,681	224,778
Pool #C91239 4.500% 3/01/29	21,960	23,947
Pool #C91251 4.500% 6/01/29	152,978	166,818
Pool #G05253 5.000% 2/01/39	726,741	805,434
Pool #C90939 5.500% 12/01/25	78,753	87,939
Pool #D97258 5.500% 4/01/27	147,976	165,847
Pool #C91026 5.500% 4/01/27	139,112	155,868
Pool #C91074 5.500% 8/01/27	12,850	14,403
Pool #D97417 5.500% 10/01/27	87,967	98,689
Pool #C91128 5.500% 12/01/27	6,601	7,408
Pool #C91148 5.500% 1/01/28	262,742	294,894
Pool #C91176 5.500% 5/01/28	93,174	104,468
Pool #C91217 5.500% 11/01/28	40,950	45,939
Pool #E85389 6.000% 9/01/16	12,616	13,189
Pool #G11431 6.000% 2/01/18	10,413	10,963
Pool #E85301 6.500% 9/01/16	47,619	49,918

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #E85032 6.500% 9/01/16	$4,279	$4,469
Pool #E85409 6.500% 9/01/16	27,792	29,032
Pool #C01079 7.500% 10/01/30	3,523	4,212
Pool #C01135 7.500% 2/01/31	10,309	12,314
Pool #554904 9.000% 3/01/17	60	65
Federal National Mortgage Association
Pool #775539 2.117% 5/01/34 FRN	122,385	129,222
Pool #725692 2.269% 10/01/33 FRN	325,048	343,019
Pool #888586 2.342% 10/01/34 FRN	331,567	350,939
Pool #890328 3.000% 9/01/20	1,473,930	1,538,519
Pool #AL1382 3.000% 2/01/27	716,914	745,731
Pool #AO8180 3.000% 9/01/42	61,113	60,504
Pool #AB7397 3.000% 12/01/42	271,879	269,086
Pool #AB7401 3.000% 12/01/42	267,726	264,975
Pool #AP8668 3.000% 12/01/42	328,020	324,650
Pool #AR1975 3.000% 12/01/42	76,278	75,495
Pool #AR5391 3.000% 1/01/43	189,669	187,721
Pool #AR0306 3.000% 1/01/43	21,868	21,643
Pool #AL3215 3.000% 2/01/43	256,552	253,917
Pool #AR4109 3.000% 2/01/43	214,035	211,836
Pool #AR4432 3.000% 3/01/43	92,010	91,065
Pool #AT0169 3.000% 3/01/43	429,358	424,947
Pool #AB8809 3.000% 3/01/43	137,082	135,673
Pool #MA1368 3.000% 3/01/43	474,032	469,162
Pool #AB8756 3.000% 3/01/43	4,322,007	4,253,294
Pool #AR2174 3.000% 4/01/43	466,319	461,383
Pool #AT0976 3.000% 4/01/43	4,049,340	3,984,962

	Principal Amount	Value
Pool #AT2911 3.000% 4/01/43	$4,955,434	$4,876,651
Pool #890564 3.000% 6/01/43	4,594,666	4,561,822
Pool #MA0629 3.500% 1/01/21	51,066	54,134
Pool #AB1485 3.500% 9/01/30	163,232	171,138
Pool #MA0625 3.500% 1/01/31	258,183	270,689
Pool #AJ3722 3.500% 12/01/31	347,576	363,923
Pool #MA1084 3.500% 6/01/32	2,641,844	2,766,093
Pool #MA1138 3.500% 8/01/32	43,715	45,771
Pool #AB6353 3.500% 10/01/32	3,271,153	3,425,000
Pool #AP9736 3.500% 10/01/42	1,912,896	1,971,478
Pool #AQ0546 3.500% 11/01/42	476,625	491,148
Pool #AR8708 3.500% 4/01/43	1,328,018	1,358,106
Pool #AT0998 3.500% 4/01/43	6,774,670	6,928,159
Pool #AT4050 3.500% 5/01/43	1,819,615	1,860,840
Pool #MA1463 3.500% 6/01/43	4,383,779	4,483,099
Pool #AA3980 4.500% 4/01/28	198,795	217,711
Pool #AD0836 5.500% 11/01/28	255,931	286,932
Pool #587994 6.000% 6/01/16	5,501	5,720
Pool #253880 6.500% 7/01/16	17,573	18,327
Pool #575667 7.000% 3/01/31	14,424	16,844
Pool #497120 7.500% 8/01/29	389	464
Pool #529453 7.500% 1/01/30	3,166	3,784
Pool #532418 7.500% 2/01/30	4,923	5,884
Pool #531196 7.500% 2/01/30	413	494
Pool #530299 7.500% 3/01/30	514	609
Pool #536386 7.500% 4/01/30	561	670
Pool #535996 7.500% 6/01/31	14,811	17,680

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #523499 8.000% 11/01/29	$533	$624
Pool #252926 8.000% 12/01/29	475	572
Pool #532819 8.000% 3/01/30	221	268
Pool #537033 8.000% 4/01/30	4,810	5,828
Pool #534703 8.000% 5/01/30	3,345	4,039
Pool #253437 8.000% 9/01/30	334	404
Pool #253481 8.000% 10/01/30	188	227
Pool #190317 8.000% 8/01/31	7,042	8,502
Pool #596656 8.000% 8/01/31	3,513	4,022
Pool #602008 8.000% 8/01/31	10,867	13,159
Pool #597220 8.000% 9/01/31	7,453	9,050
Federal National Mortgage Association TBA
Pool #515 3.000% 9/01/42 (c)	54,220,000	53,567,668
Pool #2409 3.500% 8/01/26 (c)	19,225,000	20,373,994
Pool #1127 3.500% 4/01/42 (c)	10,950,000	11,273,367
Pool #6447 4.000% 12/01/41 (c)	23,050,000	24,465,413
Pool #15801 4.500% 2/01/40 (c)	37,675,000	40,806,734
Government National Mortgage Association
Pool #783896 3.500% 5/15/44	6,330,000	6,590,865
Pool #371146 7.000% 9/15/23	1,018	1,161
Pool #352022 7.000% 11/15/23	14,737	16,870
Pool #374440 7.000% 11/15/23	816	932
Pool #491089 7.000% 12/15/28	34,400	40,394
Pool #483598 7.000% 1/15/29	4,528	5,303
Pool #480539 7.000% 4/15/29	548	645
Pool #478658 7.000% 5/15/29	2,678	3,162
Pool #488634 7.000% 5/15/29	2,890	3,402
Pool #500928 7.000% 5/15/29	6,469	7,589

	Principal Amount	Value
Pool #499410 7.000% 7/15/29	$1,544	$1,825
Pool #508655 7.000% 7/15/29	169	199
Pool #510083 7.000% 7/15/29	2,806	3,299
Pool #493723 7.000% 8/15/29	13,490	15,934
Pool #516706 7.000% 8/15/29	191	214
Pool #505558 7.000% 9/15/29	1,726	2,037
Pool #581417 7.000% 7/15/32	30,952	36,737
Pool #591581 7.000% 8/15/32	16,152	19,204
Pool #203940 7.500% 4/15/17	5,046	5,394
Pool #181168 7.500% 5/15/17	1,122	1,206
Pool #193870 7.500% 5/15/17	4,698	5,049
Pool #192796 7.500% 6/15/17	630	678
Pool #226163 7.500% 7/15/17	7,825	8,437
Government National Mortgage Association II
Pool #008746 1.625% 11/20/25 FRN	8,518	8,739
Pool #080136 1.625% 11/20/27 FRN	1,603	1,649
Pool #82488 1.625% 3/20/40 FRN	1,129,706	1,170,585
Pool #82462 3.500% 1/20/40 FRN	1,327,204	1,401,668
Government National Mortgage Association TBA
Pool #466 3.000% 10/01/42 (c)	13,450,000	13,550,875
Pool #24 3.000% 11/01/42 (c)	23,325,000	23,543,672
Pool # 3143 3.500% 1/01/42 (c)	25,975,000	27,009,943
Pool # 1767 4.000% 8/01/42 (c)	88,275,000	94,495,633
Pool #1207 4.500% 11/01/40 (c)	19,750,000	21,570,703

		391,939,697

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $394,502,117)		395,450,994

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS — 7.1%
U.S. Treasury Bonds & Notes — 7.1%
U.S. Treasury Bond 2.750% 8/15/42	$22,515,000	$20,135,140
U.S. Treasury Bond 2.875% 5/15/43	9,100,000	8,316,312
U.S. Treasury Bond 3.375% 5/15/44	3,200,000	3,221,562
U.S. Treasury Bond 4.500% 2/15/36	3,310,000	4,019,420
U.S. Treasury Inflation Index 0.375% 7/15/23	13,751,100	14,017,527
U.S. Treasury Note (d) (e) 1.625% 4/30/19	14,205,000	14,232,051
U.S. Treasury Note 2.500% 8/15/23	32,630,000	32,824,377

		96,766,389

TOTAL U.S. TREASURY OBLIGATIONS (Cost $94,613,931)		96,766,389

TOTAL BONDS & NOTES (Cost $1,307,214,828)		1,349,836,507

	Notional Amount
PURCHASED OPTIONS — 0.2%
Financial — 0.2%
Diversified Financial — 0.2%
3-Month USD LIBOR BBA 10 Year Swaption, Call, Expires 4/25/16, Strike 3.03 (OTC — Credit Suisse International, receive fixed rate); underlying swap terminates 4/27/26	$110,730,000	2,791,101

TOTAL PURCHASED OPTIONS (Cost $2,308,721)		2,791,101

TOTAL LONG-TERM INVESTMENTS (Cost $1,311,898,549)		1,355,014,958

	Principal Amount
SHORT-TERM INVESTMENTS — 24.6%
Commercial Paper — 24.3%
Agrium, Inc. 0.350% 9/25/14	$5,000,000	4,995,819
Ameren Corp. 0.260% 8/04/14	2,948,000	2,947,276

	Principal Amount	Value
BAT International Finance (a) 0.320% 7/09/14	$11,460,000	$11,459,185
Canadian Natural Resources Ltd. (a) 0.280% 7/10/14	3,350,000	3,349,766
Centrica PLC (a) 0.420% 8/01/14	10,000,000	9,996,383
Centrica PLC (a) 0.430% 8/01/14	7,400,000	7,397,260
Daimler Finance North America LLC (a) 0.600% 3/10/15	10,000,000	9,958,000
Enbridge Energy Partners LP (a) 0.280% 7/08/14	11,184,000	11,183,391
Enbridge Energy Partners LP (a) 0.280% 7/31/14	4,300,000	4,298,997
ERAC USA Finance LLC (a) 0.330% 9/18/14	9,500,000	9,493,120
Experian Finance PLC (a) 0.335% 8/04/14	5,000,000	4,998,442
Experian Finance PLC (a) 0.335% 8/13/14	6,000,000	5,997,635
Experian Finance PLC (a) 0.427% 8/11/14	8,700,000	8,695,839
FMC Corp. (a) 0.280% 7/02/14	8,000,000	7,999,938
FMC Corp. (a) 0.280% 7/14/14	5,500,000	5,499,444
Glencore Funding LLC (a) 0.436% 8/15/14	2,000,000	1,998,925
Glencore Funding LLC (a) 0.447% 11/05/14	2,900,000	2,895,499
Glencore Funding LLC (a) 0.550% 10/07/14	3,000,000	2,995,508
Glencore Funding LLC (a) 0.600% 7/07/14	10,725,000	10,723,927
Holcim US Finance Sarl & Cie (a) 0.380% 8/05/14	8,000,000	7,997,044
Holcim US Finance Sarl & Cie (a) 0.380% 9/24/14	2,000,000	1,998,206
Holcim US Finance Sarl & Cie (a) 0.386% 7/24/14	10,000,000	9,997,572
Hyundai Capital America (a) 0.310% 9/15/14	10,000,000	9,993,456
NBC Universal Enterprise, Inc. (a) 0.233% 7/03/14	3,000,000	2,999,962
Noble Corp. 0.350% 7/14/14	2,200,000	2,199,722
Noble Corp. (a) 0.360% 7/31/14	2,500,000	2,499,250
Noble Corp. 0.380% 7/14/14	6,325,000	6,324,132
Noble Corp. (a) 0.410% 7/02/14	9,000,000	8,999,897

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pacific Gas & Electric Co. (a) 0.220% 7/02/14	$20,000,000	$19,999,878
Pall Corp. (a) 0.250% 7/25/14	7,000,000	6,998,833
Pearson Holdings (a) 0.270% 7/01/14	9,200,000	9,200,000
Pearson Holdings (a) 0.280% 7/11/14	9,500,000	9,499,261
Sempra Energy Holdings (a) 0.270% 7/07/14	2,000,000	1,999,910
Sempra Energy Holdings (a) 0.611% 12/09/14	5,000,000	4,986,583
Sempra Energy Holdings (a) 0.715% 3/06/15	10,000,000	9,951,778
Tesco Treasury Services PLC (a) 0.314% 8/15/14	5,000,000	4,998,063
Tesco Treasury Services PLC (a) 0.390% 8/20/14	15,000,000	14,991,875
Vodafone Group PLC (a) 0.470% 6/08/15	5,000,000	4,977,675
Vodafone Group PLC (a) 0.499% 6/01/15	8,000,000	7,963,522
Vodafone Group PLC (a) 0.550% 4/08/15	5,000,000	4,978,535
WellPoint, Inc. (a) 0.427% 10/01/14	10,000,000	9,989,267
Westar Energy, Inc. (a) 0.270% 7/21/14	9,550,000	9,548,567
WPP CP LLC (a) 0.410% 9/17/14	21,900,000	21,880,545
Xcel Energy, Inc. (a) 0.400% 7/14/14	10,000,000	9,998,556

		331,856,443

Time Deposits — 0.3%
Euro Time Deposit 0.010% 7/01/14	4,765,418	4,765,418

TOTAL SHORT-TERM INVESTMENTS (Cost $336,621,861)		336,621,861

TOTAL INVESTMENTS —124.0% (Cost $1,648,520,410) (f)		1,691,636,819

Other Assets/(Liabilities) — (24.0)%		(326,969,662)

NET ASSETS — 100.0%		$1,364,667,157

Notes to Portfolio of Investments

ABS	Asset-Backed Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, these securities amounted to a value of $511,421,431 or 37.48% of net assets.
(b)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At June 30, 2014, these securities amounted to a value of $43,805 or 0.00% of net assets.
(c)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(d)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(e)	A portion of this security is held as collateral for open swap agreements (Note 2).
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Money Market Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 100.0%
Commercial Paper — 81.9%
ABB Treasury Center USA, Inc. (a) 0.090% 7/07/14	$6,500,000	$6,499,903
Air Products & Chemicals, Inc. (a) 0.090% 7/07/14	1,775,000	1,774,973
Air Products & Chemicals, Inc. (a) 0.080% 7/07/14	1,400,000	1,399,981
American Honda Finance Corp. 0.090% 7/15/14	4,500,000	4,499,843
American Honda Finance Corp. 0.110% 7/21/14	2,000,000	1,999,878
Basin Electric Power Cooperative (a) 0.100% 8/04/14	2,000,000	1,999,811
Basin Electric Power Cooperative (a) 0.120% 8/04/14	4,000,000	3,999,547
BMW US Capital LLC (a) 0.090% 7/14/14	4,000,000	3,999,870
BMW US Capital LLC (a) 0.100% 8/14/14	2,500,000	2,499,694
BP Capital Markets PLC (a) 0.090% 7/24/14	6,500,000	6,499,626
Brown-Forman Corp. (a) 0.110% 7/02/14	6,500,000	6,499,980
Cargill Global Funding PLC (a) 0.060% 7/03/14	6,500,000	6,499,978
Caterpillar Financial Services Corp. 0.101% 7/01/14	822,000	822,000
Caterpillar Financial Services Corp. 0.101% 7/02/14	1,500,000	1,499,996
Caterpillar Financial Services Corp. 0.110% 9/24/14	4,000,000	3,998,961
CDP Financial, Inc. (a) 0.140% 8/25/14	4,000,000	3,999,144
CDP Financial, Inc. (a) 0.140% 8/27/14	2,500,000	2,499,446
The Coca-Cola Co. (a) 0.173% 8/07/14	2,500,000	2,499,563
ConocoPhillips Qatar Funding Ltd. (a) 0.142% 8/05/14	2,700,000	2,699,633
ConocoPhillips Qatar Funding Ltd. (a) 0.130% 9/05/14	2,000,000	1,999,523
ConocoPhillips Qatar Funding Ltd. (a) 0.130% 9/19/14	1,726,000	1,725,501
Danaher Corp. (a) 0.100% 7/10/14	2,804,000	2,803,930
Emerson Electric Co. (a) 0.110% 7/16/14	1,500,000	1,499,931
Emerson Electric Co. (a) 0.100% 9/12/14	5,000,000	4,998,986
Export-Import Bank of Korea 0.180% 8/12/14	6,500,000	6,498,635

	Principal Amount	Value
Google, Inc. (a) 0.112% 8/07/14	$4,000,000	$3,999,548
Henkel Corp. (a) 0.120% 7/31/14	6,500,000	6,499,350
Honeywell International, Inc. (a) 0.122% 8/20/14	1,500,000	1,499,750
Honeywell International, Inc. (a) 0.122% 9/22/14	5,000,000	4,998,617
International Business Machines Corp. (a) 0.091% 7/30/14	6,500,000	6,499,529
John Deere Capital Corp. (a) 0.080% 7/30/14	1,675,000	1,674,892
Kimberly-Clark Worldwide, Inc. (a) 0.050% 7/16/14	5,475,000	5,474,886
L’Oreal USA, Inc. (a) 0.080% 7/21/14	3,783,000	3,782,832
McDonald’s Corp. (a) 0.090% 9/17/14	1,700,000	1,699,669
Microsoft Corp. (a) 0.090% 8/13/14	6,500,000	6,499,301
National Rural Utilities Cooperative Finance Corp. 0.090% 7/02/14	4,350,000	4,349,989
National Rural Utilities Cooperative Finance Corp. 0.090% 7/22/14	2,150,000	2,149,887
Nestle Capital Corp. (a) 0.142% 10/02/14	3,000,000	2,998,915
Nestle Capital Corp. (a) 0.160% 10/03/14	2,500,000	2,498,956
NSTAR Electric Co. 0.110% 7/03/14	1,375,000	1,374,992
NSTAR Electric Co. 0.110% 7/09/14	5,125,000	5,124,875
Paccar Financial Cor 0.101% 8/14/14	2,275,000	2,274,722
Paccar Financial Corp. 0.070% 7/23/14	1,200,000	1,199,949
Paccar Financial Corp. 0.100% 9/04/14	3,000,000	2,999,458
Parker-Hannifin Corp. (a) 0.070% 7/11/14	1,575,000	1,574,969
Parker-Hannifin Corp. (a) 0.070% 7/24/14	2,500,000	2,499,888
Precision Castparts Corp. (a) 0.101% 7/08/14	4,000,000	3,999,922
Precision Castparts Corp. (a) 0.100% 7/10/14	2,500,000	2,499,938
Proctor & Gamble Co. (a) 0.132% 9/11/14	1,500,000	1,499,610
Reckitt Benckiser Treasury Services PLC (a) 0.250% 1/13/15	3,750,000	3,744,896

The accompanying notes are an integral part of the financial statements.

MML Money Market Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Roche Holding, Inc. (a) 0.070% 7/21/14	$6,425,000	$6,424,750
Rockwell Automation, Inc. (a) 0.120% 7/02/14	2,500,000	2,499,992
Rockwell Automation, Inc. (a) 0.120% 7/09/14	4,000,000	3,999,893
Toyota Motor Credit Corp. 0.071% 7/30/14	3,375,000	3,374,810
Union Bank NA 0.070% 7/17/14	6,500,000	6,499,798
United Healthcare Co. (a) 0.150% 7/01/14	6,500,000	6,500,000
Westpac Securities New Zealand Ltd. (a) 0.150% 8/20/14	6,500,000	6,498,646
Wisconsin Gas Co. 0.140% 7/07/14	2,000,000	1,999,953
Wisconsin Gas Co. 0.100% 7/08/14	3,425,000	3,424,933

		210,360,448

Corporate Debt — 3.7%
Bank of Nova Scotia FRN 1.267% 1/12/15	2,563,000	2,577,869
Berkshire Hathaway, Inc. FRN 0.924% 8/15/14	4,274,000	4,278,210
General Electric Capital Corp. FRN 0.491% 9/15/14	1,583,000	1,584,000
General Electric Capital Corp. FRN 0.609% 1/09/15	1,050,000	1,052,254

		9,492,333

Discount Notes — 4.6%
Federal Farm Credit Discount Notes 0.120% 11/21/14	2,000,000	1,999,047
Federal Home Loan Bank Discount Notes 0.050% 7/11/14	1,015,000	1,014,986
Federal Home Loan Bank Discount Notes 0.055% 7/09/14	3,000,000	2,999,963
Federal Home Loan Bank Discount Notes 0.070% 8/15/14	700,000	699,939
Federal Home Loan Bank Discount Notes 0.110% 3/06/15	2,825,000	2,822,859
Federal Home Loan Bank Discount Notes 0.130% 7/31/14	315,000	314,966
Federal Home Loan Mortgage Corp. 0.050% 7/08/14	1,000,000	999,990
Federal Home Loan Mortgage Corp. 0.070% 8/19/14	650,000	649,938
Federal National Mortgage Association 0.055% 7/29/14	400,000	399,983

		11,901,671

	Principal Amount	Value
Time Deposits — 0.0%
Euro Time Deposit 0.010% 7/01/14	$12,355	$12,355

U.S. Government Obligations — 9.0%
U.S. Treasury Note 0.125% 7/31/14	5,000,000	5,000,197
U.S. Treasury Note 0.125% 4/30/15	2,475,000	2,475,376
U.S. Treasury Note 0.250% 8/31/14	6,075,000	6,076,128
U.S. Treasury Note 0.250% 9/30/14	2,500,000	2,500,833
U.S. Treasury Note 0.250% 10/31/14	1,525,000	1,525,658
U.S. Treasury Note 0.250% 5/31/15	3,000,000	3,003,983
U.S. Treasury Note 0.375% 4/15/15	2,500,000	2,505,487

		23,087,662

U.S. Treasury Bills — 0.8%
U.S. Treasury Bill 0.000% 5/28/15	2,000,000	1,998,262

TOTAL SHORT-TERM INVESTMENTS (Cost $256,852,731)		256,852,731

TOTAL INVESTMENTS — 100.0% (Cost $256,852,731) (b)		256,852,731

Other Assets/(Liabilities) — (0.0)%		(31,685)

NET ASSETS — 100.0%		$256,821,046

Notes to Portfolio of Investments

FRN	Floating Rate Note
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, these securities amounted to a value of $156,267,769 or 60.85% of net assets.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

MML Series Investment Fund II – Financial Statements

Statements of Assets and Liabilities

June 30, 2014 (Unaudited)

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund	MML Money Market Fund
Assets:
Investments, at value (Note 2) (a)	$680,139,975	$843,644,404	$1,355,014,958	$-
Short-term investments, at value (Note 2) (b)	54,659,459	17,380,854	336,621,861	256,852,731

Total investments (c)	734,799,434	861,025,258	1,691,636,819	256,852,731

Receivables from:
Investments sold	63,266,081	5,999,580	2,829,680	-
Investment adviser (Note 3)	-	-	-	78,693
Fund shares sold	121,052	114,996	2,485,982	452,714
Variation margin on open derivative instruments (Note 2)	8,070	-	-	-
Interest and dividends	2,023,878	1,097,198	8,796,633	27,015
Foreign taxes withheld	-	54,397	-	-

Total assets	800,218,515	868,291,429	1,705,749,114	257,411,153

Liabilities:
Payables for:
Investments purchased	64,095,019	4,753,212	7,509,164	-
Fund shares repurchased	433,448	504,735	291,900	404,243
Investments purchased on a when-issued basis (Note 2)	52,473,906	-	331,742,782	-
Securities on loan (Note 2)	-	9,240,492	-	-
Trustees’ fees and expenses (Note 3)	173,486	219,197	164,824	44,995
Variation margin on open derivative instruments (Note 2)	9,397	-	1,122	-
Collateral held for when-issued securities (Note 2)	-	-	780,000	-
Affiliates (Note 3):
Investment advisory fees	240,334	290,163	440,798	102,750
Service fees	21,077	29,225	119,037	-
Due to custodian	94	17	15,495	-
Accrued expense and other liabilities	67,428	68,598	16,835	38,119

Total liabilities	117,514,189	15,105,639	341,081,957	590,107

Net assets	$682,704,326	$853,185,790	$1,364,667,157	$256,821,046

Net assets consist of:
Paid-in capital	$478,577,139	$616,890,721	$1,324,494,442	$256,847,678
Undistributed (accumulated) net investment income (loss)	3,240,737	24,096,776	6,987,996	-
Distributions in excess of net investment income	-	-	-	(31,393)
Accumulated net realized gain (loss) on investments and foreign currency transactions	28,359,594	(3,341,844)	(9,145,200)	4,761
Net unrealized appreciation (depreciation) on investments and foreign currency translations	172,526,856	215,540,137	42,329,919	-

Net assets	$682,704,326	$853,185,790	$1,364,667,157	$256,821,046

(a) Cost of investments:	$507,469,142	$628,104,267	$1,311,898,549	$-
(b) Cost of short-term investments:	$54,659,459	$17,380,854	$336,621,861	$256,852,731
(c) Securities on loan with market value of:	$-	$9,028,076	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Assets and Liabilities

June 30, 2014 (Unaudited)

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund	MML Money Market Fund
Initial Class shares:
Net assets	$647,572,843	$803,216,070	$1,165,962,869	$256,821,046

Shares outstanding (a)	27,140,601	27,150,252	90,704,919	257,076,226

Net asset value, offering price and redemption price per share	$23.86	$29.58	$12.85	$1.00

Service Class shares:
Net assets	$35,131,483	$49,969,720	$198,704,288	$-

Shares outstanding (a)	1,475,486	1,704,497	15,493,149	-

Net asset value, offering price and redemption price per share	$23.81	$29.32	$12.83	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Operations

For the Six Months Ended June 30, 2014 (Unaudited)

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund		MML Money Market Fund
Investment income (Note 2):
Dividends (a)	$4,696,208	$13,077,395	$60,563		$-
Interest	3,299,460	401	19,024,914		146,658
Securities lending net income	-	63,313	-		-

Total investment income	7,995,668	13,141,109	19,085,477		146,658

Expenses (Note 3):
Investment advisory fees	1,381,987	1,648,877	2,535,663		617,888
Custody fees	41,972	37,164	-	*	14,838
Audit fees	16,861	16,538	17,399		14,425
Legal fees	1,805	2,118	-	*	807
Proxy fees	510	510	-	*	510
Shareholder reporting fees	31,420	38,808	-	*	14,324
Trustees’ fees	20,905	25,295	29,402		8,865

	1,495,460	1,769,310	2,582,464		671,657
Distribution and Service fees:
Service Class	40,500	55,397	231,206		-

Total expenses	1,535,960	1,824,707	2,813,670		671,657
Expenses waived (Note 3):
Initial Class fees reimbursed by adviser	-	-	-		(524,999)

Net expenses	1,535,960	1,824,707	2,813,670		146,658

Net investment income (loss)	6,459,708	11,316,402	16,271,807		-

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	34,047,088	29,985,413	8,859,123		3,043
Futures contracts	106,196	-	363,697		-
Swap agreements	6,385	-	32,575		-
Foreign currency transactions	-	(1,443)	-		-

Net realized gain (loss)	34,159,669	29,983,970	9,255,395		3,043

Net change in unrealized appreciation (depreciation) on:
Investment transactions	942,059	17,493,939	34,236,729		-
Futures contracts	(364)	-	(89,730)		-
Swap agreements	143,710	-	814,961		-

Net change in unrealized appreciation (depreciation)	1,085,405	17,493,939	34,961,960		-

Net realized gain (loss) and change in unrealized appreciation (depreciation)	35,245,074	47,477,909	44,217,355		3,043

Net increase (decrease) in net assets resulting from operations	$41,704,782	$58,794,311	$60,489,162		$3,043

(a) Net of withholding tax of:	$311	$210,424	$-		$-

*	Paid by MassMutual pursuant to investment advisory agreement dated 12/15/11 for a period of at least three years. The agreement can only be amended or terminated after that period upon approval of a majority of the Independent Trustees.

The accompanying notes are an integral part of the financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Blend Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$6,459,708	$12,371,031
Net realized gain (loss) on investment transactions	34,159,669	57,915,277
Net change in unrealized appreciation (depreciation) on investments	1,085,405	47,812,182

Net increase (decrease) in net assets resulting from operations	41,704,782	118,098,490

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(3,703,255)	(12,528,027)
Service Class	(172,311)	(488,868)

Total distributions from net investment income	(3,875,566)	(13,016,895)

From net realized gains:
Initial Class	(6,457,470)	-
Service Class	(334,334)	-

Total distributions from net realized gains	(6,791,804)	-

Net fund share transactions (Note 5):
Initial Class	(21,452,753)	(45,921,034)
Service Class	2,650,786	4,534,289

Increase (decrease) in net assets from fund share transactions	(18,801,967)	(41,386,745)

Total increase (decrease) in net assets	12,235,445	63,694,850
Net assets
Beginning of period	670,468,881	606,774,031

End of period	$682,704,326	$670,468,881

Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$3,240,737	$656,595

Distributions in excess of net investment income included in net assets at end of period	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Equity Fund		MML Managed Bond Fund		MML Money Market Fund
Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

$11,316,402	$12,956,655	$16,271,807	$30,121,579	$-	$-
29,983,970	113,379,605	9,255,395	(9,544,037)	3,043	1,807
17,493,939	94,798,436	34,961,960	(41,447,689)	-	-

58,794,311	221,134,696	60,489,162	(20,870,147)	3,043	1,807

-	(13,691,072)	(14,491,486)	(33,739,776)	-	(5,934)
-	(609,725)	(2,240,333)	(4,613,488)	-	-

-	(14,300,797)	(16,731,819)	(38,353,264)	-	(5,934)

-	-	-	(12,245,770)	-	-
-	-	-	(1,790,842)	-	-

-	-	-	(14,036,612)	-	-

(39,722,471)	(120,444,180)	4,675,236	159,427,193	(15,582,651)	(27,538,855)
5,074,075	6,608,216	14,344,051	38,654,446	-	-

(34,648,396)	(113,835,964)	19,019,287	198,081,639	(15,582,651)	(27,538,855)

24,145,915	92,997,935	62,776,630	124,821,616	(15,579,608)	(27,542,982)

829,039,875	736,041,940	1,301,890,527	1,177,068,911	272,400,654	299,943,636

$853,185,790	$829,039,875	$1,364,667,157	$1,301,890,527	$256,821,046	$272,400,654

$24,096,776	$12,780,374	$6,987,996	$7,448,008	$-	$-

$-	$-	$-	$-	$(31,393)	$(31,393)

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Blend Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Initial Class
06/30/14[r]	$22.78	$0.22	$1.24	$1.46	$(0.14)	$(0.24)	$(0.38)	$23.86	6.43%	[b]	$647,573	0.45%	[a]	1.96%	[a]
12/31/13	19.33	0.41	3.48	3.89	(0.44)	-	(0.44)	22.78	20.31%		639,537	0.46%		1.94%
12/31/12	17.52	0.39	1.82	2.21	(0.40)	-	(0.40)	19.33	12.65%		584,660	0.46%		2.09%
12/31/11	17.08	0.36	0.45	0.81	(0.37)	-	(0.37)	17.52	4.78%		552,072	0.49%		2.05%
12/31/10	15.51	0.36	1.55	1.91	(0.34)	-	(0.34)	17.08	12.50%		590,576	0.48%		2.25%
12/31/09	13.21	0.37	2.30	2.67	(0.37)	-	(0.37)	15.51	20.55%		593,358	0.49%		2.71%
Service Class
06/30/14[r]	$22.75	$0.20	$1.22	$1.42	$(0.12)	$(0.24)	$(0.36)	$23.81	6.30%	[b]	$35,131	0.70%	[a]	1.72%	[a]
12/31/13	19.30	0.36	3.47	3.83	(0.38)	-	(0.38)	22.75	20.01%		30,932	0.71%		1.70%
12/31/12	17.50	0.35	1.80	2.15	(0.35)	-	(0.35)	19.30	12.36%		22,114	0.71%		1.85%
12/31/11	17.06	0.32	0.44	0.76	(0.32)	-	(0.32)	17.50	4.52%		12,331	0.74%		1.82%
12/31/10	15.49	0.32	1.55	1.87	(0.30)	-	(0.30)	17.06	12.22%		9,398	0.73%		2.01%
12/31/09	13.20	0.33	2.30	2.63	(0.34)	-	(0.34)	15.49	20.25%		5,534	0.74%		2.33%

	Six months ended June 30, 2014[b,r]	Year ended December 31
		2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	96%	235%	251%	285%	242%	210%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data:
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Initial Class
06/30/14[r]	$27.55	$0.39	$1.64	$2.03	$-	$-	$29.58	7.37%	[b]	$803,216	0.43%	[a]	2.79%	[a]
12/31/13	21.07	0.41	6.54	6.95	(0.47)	(0.47)	27.55	33.27%		787,449	0.44%		1.69%
12/31/12	18.51	0.38	2.58	2.96	(0.40)	(0.40)	21.07	16.05%		709,969	0.44%		1.92%
12/31/11	19.57	0.34	(1.09)	(0.75)	(0.31)	(0.31)	18.51	(3.76%	)	778,897	0.44%		1.72%
12/31/10	17.41	0.27	2.22	2.49	(0.33)	(0.33)	19.57	14.77%		909,171	0.44%		1.54%
12/31/09	13.65	0.30	3.87	4.17	(0.41)	(0.41)	17.41	30.71%		855,092	0.46%		1.97%
Service Class
06/30/14[r]	$27.34	$0.35	$1.63	$1.98	$-	$-	$29.32	7.23%	[b]	$49,970	0.68%	[a]	2.52%	[a]
12/31/13	20.93	0.35	6.49	6.84	(0.43)	(0.43)	27.34	32.94%		41,591	0.69%		1.44%
12/31/12	18.41	0.34	2.54	2.88	(0.36)	(0.36)	20.93	15.76%		26,073	0.69%		1.69%
12/31/11	19.48	0.30	(1.09)	(0.79)	(0.28)	(0.28)	18.41	(4.00%	)	18,493	0.69%		1.55%
12/31/10	17.35	0.23	2.21	2.44	(0.31)	(0.31)	19.48	14.48%		11,470	0.69%		1.31%
12/31/09	13.64	0.23	3.89	4.12	(0.41)	(0.41)	17.35	30.39%		5,979	0.71%		1.52%

	Six months ended June 30, 2014[b,r]	Year ended December 31
		2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	18%	100%	65%	65%	113%	106%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Managed Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Initial Class
06/30/14[r]	$12.44	$0.16	$0.41	$0.57	$(0.16)	$-	$(0.16)	$12.85	4.67%	[b]	$1,165,963	0.39%	[a]	2.50%	[a]
12/31/13	13.20	0.31	(0.52)	(0.21)	(0.40)	(0.15)	(0.55)	12.44	(1.64%	)	1,123,545	0.39%		2.46%
12/31/12	12.99	0.35	0.38	0.73	(0.38)	(0.14)	(0.52)	13.20	5.77%		1,027,945	0.40%		2.66%
12/31/11	12.80	0.47	0.44	0.91	(0.48)	(0.24)	(0.72)	12.99	7.31%		864,477	0.41%		3.63%
12/31/10	12.49	0.54	0.32	0.86	(0.49)	(0.06)	(0.55)	12.80	6.96%		869,339	0.41%		4.18%
12/31/09	11.98	0.52	0.67	1.19	(0.54)	(0.14)	(0.68)	12.49	10.21%		950,074	0.42%		4.23%
Service Class
06/30/14[r]	$12.42	$0.14	$0.42	$0.56	$(0.15)	$-	$(0.15)	$12.83	4.54%	[b]	$198,704	0.64%	[a]	2.25%	[a]
12/31/13	13.18	0.28	(0.52)	(0.24)	(0.37)	(0.15)	(0.52)	12.42	(1.88%	)	178,346	0.64%		2.21%
12/31/12	12.97	0.32	0.38	0.70	(0.35)	(0.14)	(0.49)	13.18	5.51%		149,124	0.65%		2.40%
12/31/11	12.79	0.43	0.44	0.87	(0.45)	(0.24)	(0.69)	12.97	7.04%		101,863	0.66%		3.34%
12/31/10	12.48	0.50	0.33	0.83	(0.46)	(0.06)	(0.52)	12.79	6.70%		65,262	0.66%		3.92%
12/31/09	11.97	0.49	0.67	1.16	(0.51)	(0.14)	(0.65)	12.48	9.93%		30,933	0.67%		3.94%

	Six months ended June 30, 2014[b,r]	Year ended December 31
		2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	177%	313%	279%	186%	199%[q]	262%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Portfolio turnover rate excludes securities sold from redemptions in-kind. Amount would be 208% including securities sold from redemptions in-kind.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Money Market Fund

		Income (loss) from investment operations						Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations		From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Initial Class
06/30/14[r]	$1.00	$-		$0.00	[d]	$0.00	[d]	$-	$-	$-	$1.00	0.00%	[b,e]	$256,821	0.51%	[a]	0.11%	[a]	-
12/31/13	1.00	-		0.00	[d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.00%	[e]	272,401	0.51%		0.14%		-
12/31/12	1.00	-		0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	(0.00)[d]	1.00	0.00%	[e]	299,944	0.52%		0.16%		-
12/31/11	1.00	-		0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	(0.00)[d]	1.00	0.00%	[e]	189,532	0.54%		0.17%		-
12/31/10	1.00	-		0.00	[d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.00%	[e]	188,956	0.54%		0.24%		-
12/31/09	1.00	0.00	[d]	(0.00)[d]		0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.07%		172,447	0.54%		0.37%		0.05%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

1.	The Funds

MML Series Investment Fund II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 8, 2005, which was amended and restated as of February 28, 2005 and December 15, 2011, as it may be further amended from time to time. The following are four series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Blend Fund (“Blend Fund”)

MML Equity Fund (“Equity Fund”)

MML Managed Bond Fund (“Managed Bond Fund”)

MML Money Market Fund (“Money Market Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. For all Funds other than the Money Market Fund, short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever the Funds’ investment adviser determines more closely approximates current market value. The Money Market Fund’s portfolio securities are valued at amortized cost, which approximates current market value, in accordance with Rule 2a-7 under the 1940 Act pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a stable net asset value per share, although this cannot be assured. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Notes to Financial Statements (Unaudited) (Continued)

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Unaudited) (Continued)

the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned key inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Money Market Fund characterized all investments at Level 2, as of June 30, 2014. For the Money Market Fund, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

Notes to Financial Statements (Unaudited) (Continued)

The following is the aggregate value by input level, as of June 30, 2014, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3	Total
Blend Fund
Asset Investments
Common Stock	$462,236,958	$-	$-	$462,236,958
Preferred Stock	502,600	-	-	502,600
Corporate Debt	-	102,311,061	-	102,311,061
Municipal Obligations	-	2,829,924	-	2,829,924
Non-U.S. Government Agency Obligations	-	35,046,773	209,916	35,256,689
Sovereign Debt Obligations	-	2,612,660	-	2,612,660
U.S. Government Agency Obligations and Instrumentalities	-	62,996,743	-	62,996,743
U.S. Treasury Obligations	-	10,942,146	-	10,942,146
Purchased Options	-	451,194	-	451,194
Short-Term Investments	-	54,659,459	-	54,659,459

Total Investments	$462,739,558	$271,849,960	$209,916	$734,799,434

Liability Derivatives
Futures Contracts	$(61,988)	$-	$-	$(61,988)
Swap Agreements	-	(81,989)	-	(81,989)

Total	$(61,988)	$(81,989)	$-	$(143,977)

Equity Fund
Asset Investments
Common Stock	$813,485,085	$20,918,827	$-	$834,403,912
Mutual Funds	9,240,492	-	-	9,240,492
Short-Term Investments	-	17,380,854	-	17,380,854

Total Investments	$822,725,577	$38,299,681	$-	$861,025,258

Managed Bond Fund
Asset Investments
Preferred Stock	$2,387,350	$-	$-	$2,387,350
Corporate Debt	-	615,070,192	-	615,070,192
Municipal Obligations	-	12,025,713	-	12,025,713
Non-U.S. Government Agency Obligations	-	216,818,080	-	216,818,080
Sovereign Debt Obligations	-	13,705,139	-	13,705,139
U.S. Government Agency Obligations and Instrumentalities	-	395,450,994	-	395,450,994
U.S. Treasury Obligations	-	96,766,389	-	96,766,389
Purchased Options	-	2,791,101	-	2,791,101
Short-Term Investments	-	336,621,861	-	336,621,861

Total Investments	$2,387,350	$1,689,249,469	$-	$1,691,636,819

Asset Derivatives
Futures Contracts	$44,497	$-	$-	$44,497

Liability Derivatives
Futures Contracts	$(323,672)	$-	$-	$(323,672)
Swap Agreements	-	(507,315)	-	(507,315)

Total	$(323,672)	$(507,315)	$-	$(830,987)

Notes to Financial Statements (Unaudited) (Continued)

The following table shows Funds with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of June 30, 2014.

Statements of Asset and Liabilities location:	Blend Fund	Equity Fund	Managed Bond Fund
Payables for:
Investments purchased on a when-issued basis	X		X
Collateral held for when-issued securities			X
Securities on loan		X

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

	Transfers In*		Transfers Out*
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs
Equity Fund	$-	$3,188,500	$(3,188,500)	$-

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year. Transfers occurred between Level 1 and Level 2 as inputs were less observable.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/13		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*		Transfers (out) of Level 3*	Balance as of 6/30/14	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 6/30/14
Blend Fund
Preferred Stock	$-		$-	$(40)	$40	$-	$- ††	$-	**	$-	$-	$-
Non-U.S. Government Agency Obligations	948,100	†	-	1,102	798	209,916	(950,000)	-		-	209,916	-

	$948,100		$-	$1,062	$838	$209,916	$950,000	$-		$-	$209,916	$-

Managed Bond Fund
Non-U.S. Government Agency Obligations	$1,172,650	†	$-	$1,363	$987	$-	$(1,175,000)	$-		$-	$-	$-

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
**	Transfers occurred between Level 2 and Level 3 as a result of securities being fair valued in accordance with procedures approved by the Board of Trustees rather than receiving a price directly from a pricing service.
†	Represents (i) an illiquid 144A security valued by a broker quote or vendor price or (ii) a restricted security issued by a non-public entity valued by a broker quote or vendor price.
††	Represents security at $0 value as at time of sale.

None of the unobservable inputs, individually or collectively, had a material impact on the Fund(s).

Notes to Financial Statements (Unaudited) (Continued)

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the period ended June 30, 2014, the following table shows how the Fund used these types of derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivatives and Objective for Use	Blend Fund	Managed Bond Fund
Futures Contracts*
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Substitution for Direct Investment	A	A
Intention to Create Investment Leverage in Portfolio	M	M

Interest Rate Swaps**
Hedging/Risk Management	A	A
Duration Management	M	M
Asset/Liability Management	M	M
Substitution for Direct Investment	M	M
Intention to Create Investment Leverage in Portfolio	M	M

Options (Purchased)
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Substitution for Direct Investment	A	A
Directional Investment	A	A
lntention to Create Investment Leverage in Portfolio	M	M
*	Includes any options purchased or written on futures contracts, if applicable.
**	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

At June 30, 2014, and during the period then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Interest Rate Risk	Total
Blend Fund
Asset Derivatives
Purchased Options*	$451,194	$451,194

Liability Derivatives
Futures Contracts^^	$(61,988)	$(61,988)
Swap Agreements^^,^^^	(81,989)	(81,989)

Total Value	$(143,977)	$(143,977)

Realized Gain (Loss)#
Futures Contracts	$106,196	$106,196
Swap Agreements	6,385	6,385

Total Realized Gain (Loss)	$112,581	$112,581

Notes to Financial Statements (Unaudited) (Continued)

	Interest Rate Risk	Total
Blend Fund (Continued)
Change in Apprecation (Depreciation)##
Purchased Options	$77,979	$77,979
Futures Contracts	(364)	(364)
Swap Agreements	143,710	143,710

Total Change in Appreciation (Depreciation)	$221,325	$221,325

Number of Contracts, Notional Amounts or Shares/Units†
Purchased Options	$17,900,000	$17,900,000
Futures Contracts	301	301
Swap Agreements	$13,881,000	$13,881,000

Managed Bond Fund
Asset Derivatives
Purchased Options*	$2,791,101	$2,791,101
Futures Contracts^^	44,497	44,497

Total Value	$2,835,598	$2,835,598

Liability Derivatives
Futures Contracts^^	$(323,672)	$(323,672)
Swap Agreements^^,^^^	(507,315)	(507,315)

Total Value	$(830,987)	$(830,987)

Realized Gain (Loss)#
Futures Contracts	$363,697	$363,697
Swap Agreements	32,575	32,575

Total Realized Gain (Loss)	$396,272	$396,272

Change in Apprecation (Depreciation)##
Purchased Options	$482,380	$482,380
Futures Contracts	(89,730)	(89,730)
Swap Agreements	814,961	814,961

Total Change in Appreciation (Depreciation)	$1,207,611	$1,207,611

Number of Contracts, Notional Amounts or Shares/Units†
Purchased Options	$110,730,000	$110,730,000
Futures Contracts	1,619	1,619
Swap Agreements	$82,412,000	$82,412,000

*	Statements of Assets and Liabilities location: Investments, at value.
^^	Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
^^^	Represents centrally cleared swaps, which are not subject to a master netting agreement.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: futures contracts or swap agreements, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, or swap agreements, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts or notional amounts for swap agreements and purchased options, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the period ended June 30, 2014.

Notes to Financial Statements (Unaudited) (Continued)

The following table presents the Funds’ derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund(s) as of June 30, 2014.

Counterparty	Derivative Assets Subject to a MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received**	Net Amount*
Blend Fund
Credit Suisse International	$451,194	$-	$(356,530)	$94,664
Managed Bond Fund
Credit Suisse International	$2,791,101	$-	$(2,731,255)	$59,846

*	Represents the net amount receivable from the counterparty in the event of default.
**	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†	The amount presented here may be less than the total amount shown in the Statement of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund(s) during the period ended June 30, 2014, are discussed below.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.
When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Notes to Financial Statements (Unaudited) (Continued)

The Fund(s) listed in the following table had open futures contracts at June 30, 2014:

	Expiration Date	Number of Contracts	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
Blend Fund
Futures Contracts — Long
U.S. Treasury Note 2 Year	09/30/14	89	$19,543,844	$(8,404)
U.S. Treasury Note 5 Year	09/30/14	131	15,649,383	(3,011)

				$(11,415)

Futures Contracts — Short
90 Day Eurodollar	09/15/14	130	$(32,422,000)	$(37,375)
U.S. Long Bond	09/19/14	11	(1,509,062)	(13,198)

				$(50,573)

Managed Bond Fund
Futures Contracts — Long
U.S. Treasury Note 2 Year	09/30/14	478	$104,965,812	$(53,389)
U.S. Treasury Note 5 Year	09/30/14	782	93,418,454	44,497

				$(8,892)

Futures Contracts — Short
90 Day Eurodollar	09/15/14	780	$(194,532,000)	$(227,175)
U.S. Long Bond	09/19/14	33	(4,527,188)	(43,108)

				$(270,283)

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Notes to Financial Statements (Unaudited) (Continued)

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse; the initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation/depreciation on a Fund’s Statement of Operations. Only a limited number of transactions are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

The Fund(s) listed in the following table had open swap agreements at June 30, 2014. A Fund’s current exposure to a counterparty is the fair value of the agreement.

	Currency	Notional Amount	Expiration Date	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Blend Fund*
Interest Rate Swaps
Centrally Cleared Swaps
	USD	5,385,000	4/29/24	2.765%	3-Month USD-LIBOR-BBA	$(81,989)	$-	$(81,989)

Managed Bond Fund**
Interest Rate Swaps
Centrally Cleared Swaps
	USD	33,320,000	4/29/24	2.765%	3-Month USD-LIBOR-BBA	$(507,315)	$-	$(507,315)

USD	U.S. Dollar
*	Collateral for swap agreements held by Goldman Sachs & Co. amounted to $161,236 in securities at June 30, 2014.
**	Collateral for swap agreements held by Goldman Sachs & Co. amounted to $938,523 in securities at June 30, 2014.

Notes to Financial Statements (Unaudited) (Continued)

Options

A Fund may purchase call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Purchasing call options. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Notes to Financial Statements (Unaudited) (Continued)

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to make payment under these transactions until the delivery date, they may result in a form of leverage.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Securities Lending

The Blend Fund, Equity Fund, and Managed Bond Fund may lend their securities to qualified brokers, under the terms of a master netting agreement. Securities lending cannot exceed 10% of the total assets of the Managed Bond Fund taken at current value, and 33% of the total assets of the Blend Fund and Equity Fund, respectively, taken at current value.

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash or securities adjusted daily to have market value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the borrower, as well as a share of the income earned on investment of the cash collateral received for the loan of securities. At June 30, 2014 the Equity Fund’s collateral was equal to or greater than 100% of the market value of securities on loan.

The Funds employ an agent to implement their securities lending program and the agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the securities lending agent or borrower, respectively. For the period ended June 30, 2014, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Equity Fund	$79,136	$15,823	$63,313

Notes to Financial Statements (Unaudited) (Continued)

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

The Funds may invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for the Blend Fund and Managed Bond Fund and annually for the Equity Fund and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment

Notes to Financial Statements (Unaudited) (Continued)

income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

0.50% on the first $100 million;
0.45% on the next $200 million;
0.40% on the next $200 million; and
0.35% on any excess over $500 million

MassMutual served as the Funds’ investment adviser pursuant to the investment advisory agreements through March 31, 2014.

MML Advisers has entered into investment subadvisory agreements with Babson Capital Management LLC (“Babson Capital”), a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Babson Capital manage the investment and reinvestment of assets of these Funds. Babson Capital receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets at the following annual rates:

Blend Fund	0.13% (Equity Segment)
0.09% (Money Market and Bond Segments)
Managed Bond Fund	0.10%
Money Market Fund	0.05%

In addition, Cornerstone Real Estate Advisers LLC (“Cornerstone”) serves as sub-subadviser for the Blend Fund and Managed Bond Fund and is primarily responsible for managing each Fund’s commercial mortgage-backed securities. Cornerstone is a wholly-owned subsidiary of Babson Capital. The appointment of Cornerstone as a sub-subadviser to each Fund does not relieve Babson Capital of any obligation or liability to any of the Funds that it would otherwise have pursuant to investment subadvisory agreements between MML Advisers and Babson Capital with respect to each Fund, and any and all acts and omissions of Cornerstone in respect of any Fund shall be considered the acts and omissions of Babson Capital.

MML Advisers has entered into an investment subadvisory agreement with OppenheimerFunds, Inc. (“OFI”), a wholly-owned subsidiary of Oppenheimer Acquisition Corp., itself an indirect majority-owned subsidiary of MassMutual Holding LLC, pursuant to which OFI serves as one of the subadvisers to the Equity Fund. This agreement provides that OFI manage the investment and reinvestment of a portion of the assets of the Fund. OFI receives a subadvisory fee from MML Advisers, based upon the average daily net assets of the portion of the Fund that OFI manages, at the following annual rate:

Equity Fund	0.23%

Notes to Financial Statements (Unaudited) (Continued)

MML Advisers has entered into an investment subadvisory agreement with the unaffiliated investment subadviser, Loomis, Sayles & Company, L.P. (“Loomis Sayles”), pursuant to which Loomis Sayles serves as one of the subadvisers to the Equity Fund. This agreement provides that Loomis Sayles manage the investment and reinvestment of a portion of the assets of the Fund. Loomis Sayles receives a subadvisory fee from MassMutual based upon the average daily net assets of the portion of the Fund that Loomis Sayles manages.

The Funds’ subadvisory fees are paid by MML Advisers out of the advisory fees previously disclosed above.

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares, if available, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Expense Caps and Waivers

For the Money Market Fund, MML Advisers has agreed to voluntarily waive some or all of its advisory fees and, if necessary, reimburse some or all of the Fund’s other expenses, in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%. MML Advisers may amend or discontinue this waiver at any time without advance notice.

Prior to April 1, 2014, expense caps were with MassMutual.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statement of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the period ended June 30, 2014, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Blend Fund	$343,487,867	$289,031,955	$350,596,150	$300,842,780
Equity Fund	-	144,340,955	-	180,304,297
Managed Bond Fund	2,198,760,488	173,320,665	2,226,682,575	106,656,036

Notes to Financial Statements (Unaudited) (Continued)

5. Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
Blend Fund Initial Class
Sold	282,353	$6,513,095	1,019,030	$21,392,562
Issued as reinvestment of dividends	441,327	10,160,725	588,570	12,528,027
Redeemed	(1,656,472)	(38,126,573)	(3,787,853)	(79,841,623)

Net increase (decrease)	(932,792)	$(21,452,753)	(2,180,253)	$(45,921,034)

Blend Fund Service Class
Sold	136,882	$3,144,153	304,259	$6,487,837
Issued as reinvestment of dividends	22,038	506,645	22,947	488,868
Redeemed	(43,170)	(1,000,012)	(113,275)	(2,442,416)

Net increase (decrease)	115,750	$2,650,786	213,931	$4,534,289

Equity Fund Initial Class
Sold	260,503	$7,286,422	702,152	$17,045,325
Issued as reinvestment of dividends	-	-	555,280	13,691,072
Redeemed	(1,687,977)	(47,008,893)	(6,373,212)	(151,180,577)

Net increase (decrease)	(1,427,474)	$(39,722,471)	(5,115,780)	$(120,444,180)

Equity Fund Service Class
Sold	235,067	$6,510,467	416,482	$10,168,585
Issued as reinvestment of dividends	-	-	24,903	609,725
Redeemed	(51,859)	(1,436,392)	(165,860)	(4,170,094)

Net increase (decrease)	183,208	$5,074,075	275,525	$6,608,216

Managed Bond Fund Initial Class
Sold	5,409,862	$68,519,927	19,304,672	$246,974,020
Issued as reinvestment of dividends	1,155,781	14,491,486	3,615,259	45,985,546
Redeemed	(6,186,440)	(78,336,177)	(10,456,821)	(133,532,373)

Net increase (decrease)	379,203	$4,675,236	12,463,110	$159,427,193

Managed Bond Fund Service Class
Sold	1,401,106	$17,757,546	3,868,002	$49,036,031
Issued as reinvestment of dividends	178,976	2,240,333	504,074	6,404,330
Redeemed	(448,047)	(5,653,828)	(1,323,627)	(16,785,915)

Net increase (decrease)	1,132,035	$14,344,051	3,048,449	$38,654,446

Money Market Fund Initial Class
Sold	28,929,258	$28,900,452	108,498,443	$108,390,776
Issued as reinvestment of dividends	-	-	5,940	5,934
Redeemed	(44,527,388)	(44,483,103)	(136,070,638)	(135,935,565)

Net increase (decrease)	(15,598,130)	$(15,582,651)	(27,566,255)	$(27,538,855)

Notes to Financial Statements (Unaudited) (Continued)

6.	Federal Income Tax Information

At June 30, 2014, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Blend Fund	$562,128,601	$175,278,728	$(2,607,895)	$172,670,833
Equity Fund	645,485,121	218,729,345	(3,189,208)	215,540,137
Managed Bond Fund	1,648,520,410	51,821,839	(8,705,430)	43,116,409

Note: The aggregate cost for investments for the Money Market Fund at June 30, 2014, is the same for financial reporting and federal income tax purposes.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2013, the following Fund(s) had available, for federal income tax purposes, pre-enactment unused capital losses:

Expiring 2017
Equity Fund	$28,845,973

At December 31, 2013, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Long Term Capital Loss Carryforward	Short Term Capital Loss Carryforward
Managed Bond Fund	$901,680	$12,315,020

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2013, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blend Fund	$13,016,895	$-	$-
Equity Fund	14,300,797	-	-
Managed Bond Fund	41,703,937	10,685,939	-
Money Market Fund	5,934	-	-

Notes to Financial Statements (Unaudited) (Continued)

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2013, temporary book and tax accounting differences were primarily attributable to investments in futures contracts, premium amortization accruals, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Blend Fund	$1,095,450	$6,693,922	$(157,081)	$165,457,484
Equity Fund	12,979,456	(28,845,973)	(199,084)	193,566,359
Managed Bond Fund	8,461,902	(13,216,700)	(139,148)	1,309,318
Money Market Fund	9,323	-	(38,998)	-

The Funds did not have any unrecognized tax benefits at June 30, 2014, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the period ended June 30, 2014, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2014-11, Transfers & Servicing (Topic 860): “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”) to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for annual reporting periods beginning after December 15, 2014 and interim periods beginning after December 15, 2015. Management is currently evaluating the implications of these changes and their impact on the financial statements.

9.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

Notes to Financial Statements (Unaudited) (Continued)

The potential amount sought to be recovered from the Blend Fund, plus interest and the Official Committee’s court costs, is approximately $207,400.

In addition, on June 2, 2011, the Blend Fund was named as a defendant in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds.

The Fund cannot predict the outcome of these proceedings. Accordingly, the Fund has not accrued any amounts related to these proceedings. If the proceedings were to be decided in a manner adverse to the Fund, or if the Fund was to enter into a settlement agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Fund’s net asset value depending on the net assets of the Fund at the time of such judgment or settlement.

10.	Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to June 30, 2014, through the date when the financial statements were issued, and determined that there are no material events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in April and May 2014, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements, as applicable, (collectively, the “Contracts”) for each of the Blend Fund, Equity Fund, Managed Bond Fund, and Money Market Fund. In preparation for the meetings, the Trustees requested, and MML Advisers and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third Party Report provided detailed comparative advisory fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and each of the subadvisers, noting that prior to April 1, 2014, MassMutual, of which MML Advisers is a wholly-owned subsidiary, served as the investment adviser to the Funds.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against peer funds and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding each Fund’s performance and expenses. The Committee also noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (ii) a wide range of information about each subadviser and its personnel with responsibility for providing services to the respective Fund and the fees payable to each subadviser by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to providing those services. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

Other Information (Unaudited) (Continued)

The Committee reviewed the expense and performance information for each Fund. (References to any one- or three-year period below are to periods ended December 31, 2013. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that, in the case of the Blend Fund, Managed Bond Fund, and Money Market Fund, expense information showed the Funds to be in the first quartile of their peer groups (favorable), and performance information showed the Funds to have had first or second quartile investment performance in their performance categories for the most recent one- and three-year periods.

The Committee noted that the Equity Fund, with a total net expense ratio in the first comparative quartile, had achieved three-year performance in the fourth comparative quartile, but that the Fund’s performance had improved to the second comparative quartile in the one-year period. The Committee discussed with MML Advisers factors that had contributed to the improved performance and determined that the Fund did not require further detailed inquiry.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of the revenue (including advisory fees) and expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and the so-called “fallout benefits” to MML Advisers, such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund and the subadvisory process; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the Contracts and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadvisers generally appear well suited to the Funds, given their investment objectives and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MML Advisers has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

Other Information (Unaudited) (Continued)

Fund Expenses June 30, 2014

Expense Examples:

The following information is in regards to expenses for the six months ended June 30, 2014:

As a shareholder of the Funds, you incur ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended June 30, 2014.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blend Fund
Initial Class	$1,000	0.45%	$1,064.30	$2.30	$1,022.60	$2.26
Service Class	1,000	0.70%	1,063.00	3.58	1,021.30	3.51
Equity Fund
Initial Class	1,000	0.43%	1,073.70	2.21	1,022.70	2.16
Service Class	1,000	0.68%	1,072.30	3.49	1,021.40	3.41
Managed Bond Fund
Initial Class	1,000	0.39%	1,046.70	1.98	1,022.90	1.96
Service Class	1,000	0.64%	1,045.40	3.25	1,021.60	3.21
Money Market Fund
Initial Class	1,000	0.11%	1,000.00	0.55	1,024.20	0.55

*	Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2014, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

Underwriter:

MML Distributors, LLC

1295 State Street

Springfield, MA 01111-0001

© 2014 Massachusetts Mutual Life Insurance Company, Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives. Investment Adviser: MML Investment Advisers, LLC	CRN201509-185093

MML Series Investment Fund II
Semiannual Report

MML High Yield Fund

MML Inflation-Protected and Income Fund

MML Short-Duration Bond Fund

MML Small Cap Equity Fund

MML Strategic Emerging Markets Fund

This semiannual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

June 30, 2014

MassMutual
FINANCIAL GROUP®

We'll help you get there.®

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund II. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Richard J. Byrne

“MassMutual believes it is prudent to remind retirement investors to maintain perspective and have realistic expectations about the future performance of their investment accounts. Our primary focus is to help you take the necessary steps to plan appropriately for your retirement – one that you aspire to enjoy on your terms.”

June 30, 2014

Welcome to the MML Series Investment Fund II Semiannual Report covering the six months ended June 30, 2014. After a record-setting performance in 2013, stock market volatility increased in the early months of 2014, but stocks here and abroad ultimately regained their footing and finished the six-month period in positive territory. Bonds and commodities also rose, which marked the first time since 1993 that stocks, bonds, and commodities all shared an advance for the first half of the year. The U.S. economy continued to grow, but periods of mixed results in key economic indicators – including employment, housing, manufacturing, and retail sales – helped drive the higher level of market volatility that characterized much of the period. Changes at the Federal Reserve (the “Fed”), involving both monetary policy and the central bank’s leadership, and military action by Russia in neighboring Ukraine filled the news and kept investors busy during the six months. Economic growth took an uneven course in Europe and the Far East, where efforts by central bankers and country leaders to stimulate their respective economies continued. Against this overall backdrop, the price of oil started at slightly more than $98 per barrel, traded up to nearly $108 in mid-June, and finished the period near $106. Gold started the year off at slightly more than $1,202 per ounce and spiked as high as $1,379 in mid-March before losing some ground and finishing the six-month period at $1,322.

Key events that defined the period

A sell-off in equity markets in late January and early February gave way to a recovery that more than offset previous losses in most cases. A weak December 2013 employment report, concerns about emerging markets, and the Fed’s ongoing reduction of the monthly bond purchases in its Quantitative Easing program (“QE”) were all factors weighing on share prices. Worries about emerging markets eased, however, and enabled stocks to embark on a recovery. Reassuring comments from new Fed Chair Janet L. Yellen, the first woman to lead the central bank, who replaced Ben Bernanke at the end of January, also helped bolster the market.

One factor keeping investors on edge during the quarter was turmoil in Ukraine, whose internal struggles ultimately drove a referendum in the country’s Crimea region that yielded the decision to become part of Russia, a move not recognized by the West, including the U.S. The political upheaval did little significant damage to stock prices. Consequently, most broad equity benchmarks ended the first quarter only modestly below their all-time highs.

Stocks of U.S. and foreign companies overcame a brief, and relatively mild, sell-off during the first half of April to surge into fresh high ground in the second quarter of 2014, as an ongoing global economic recovery, receding concerns about Ukraine, and stimulative monetary policy from central banks provided a supportive backdrop for equity prices. In May, India installed Narendra Modi as prime minister, which helped boost the performance of emerging-market stocks.

The European Central Bank (“ECB”) announced reductions to key interest rates and also introduced a fresh series of low-cost loans to banks in an effort to jump-start lending. These moves helped lift the performance of stocks across much of the world. Global stock prices also reacted favorably to remarks coming out of the Fed meeting on June 18, at which the Fed stated it would reduce the amount of the QE monthly bond purchases by an additional $10 billion and reaffirmed its intention to keep short-term interest rates near zero in an ongoing effort to incentivize job creation and economic growth.

As June drew to a close, a new round of revisions to gross domestic product (“GDP”) figures indicated the U.S. economy had contracted 2.9% during first-quarter 2014. Investors were largely unfazed by the negative figure and seemed to accept expert analysis that challenges to commerce created by the rough winter weather were the main reason for the contraction.

(Continued)

1

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited) (Continued)

In this environment, the large-cap stock S&P 500® Index led the major market indexes with a 7.14% return for the six months. The technology-heavy NASDAQ Composite® Index rose 6.18%, while the Dow Jones Industrial AverageSM, an indicator of blue-chip domestic stock performance, managed a 2.68% advance over the period. The Russell 2000® Index, a benchmark of small-cap stocks, gained 3.19%. In foreign markets, the MSCI® EAFE® Index, an indicator of foreign developed-market stocks, posted a 5.14% advance; while the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, gained 6.32%. Fixed-income investments kept pace with a number of equity sectors, and the Barclays U.S. Aggregate Bond Index returned 3.93%.*

Review and maintain your strategy

MassMutual believes it is prudent to remind retirement investors to maintain perspective and have realistic expectations about the future performance of their investment accounts. Our primary focus is to help you take the necessary steps to plan appropriately for your retirement – one that you aspire to enjoy on your terms. Remember, the financial markets go up and down – and it is nearly impossible to predict their future direction. If you work with a financial professional and haven’t met with him or her recently, we suggest you schedule some time to review your retirement investment strategy. MassMutual believes you are wise to maintain a strategy that is suited to how comfortable you are with the markets’ ups and downs, how long you have to save and invest, and what your specific financial goals are. Thank you for putting your trust in MassMutual.

Sincerely,

Richard J. Byrne

President

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 7/1/14 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MML Series Investment Fund II – Portfolio Summaries (Unaudited)

What is the investment approach of MML High Yield Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities. Under normal circumstances, the Fund invests at least 80% of its net assets in lower rated fixed income securities (rated below Baa3 by Moody’s or BBB- by Standard & Poor’s (using the lower rating) or, if unrated, determined by the Fund’s subadviser to be of comparable quality). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

MML High Yield Fund Portfolio Characteristics (% of Net Assets) on 6/30/14

Corporate Debt	92.5%
Bank Loans	5.8%

Total Long-Term Investments	98.3%
Short-Term Investments and Other Assets and Liabilities	1.7%

Net Assets	100.0%

MML High Yield Fund Country Weightings (% of Net Assets) on 6/30/14 (Unaudited)

United States	80.9%
Luxembourg	5.5%
Canada	4.6%
Netherlands	1.8%
Austria	1.0%
France	1.0%
Cayman Islands	0.9%
Italy	0.9%
Denmark	0.9%
Marshall Islands	0.8%

Total Long-Term Investments	98.3%
Short-Term Investments and Other Assets and Liabilities	1.7%

Net Assets	100.0%

3

MML Series Investment Fund II – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MML Inflation-Protected and Income Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in inflation-indexed bonds and other income-producing securities. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

MML Inflation-Protected and Income Fund Portfolio Characteristics (% of Net Assets) on 6/30/14
U.S. Treasury Obligations	103.5%
Non-U.S. Government Agency Obligations	35.2%
Corporate Debt	3.3%
U.S. Government Agency Obligations and Instrumentalities	0.5%
Municipal Obligations	0.1%
Purchased Options	0.1%

Total Long-Term Investments	142.7%
Short-Term Investments and Other Assets and Liabilities	(42.7)%

Net Assets	100.0%

4

MML Series Investment Fund II – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MML Short-Duration Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed income securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

MML Short-Duration Bond Fund Portfolio Characteristics (% of Net Assets) on 6/30/14

Corporate Debt	37.5%
Non-U.S. Government Agency Obligations	23.2%
U.S. Government Agency Obligations and Instrumentalities	5.3%
U.S. Treasury Obligations	5.3%
Municipal Obligations	0.5%
Purchased Options	0.2%

Total Long-Term Investments	72.0%
Short-Term Investments and Other Assets and Liabilities	28.0%

Net Assets	100.0%

5

MML Series Investment Fund II – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MML Small Cap Equity Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation by investing primarily in common stocks of small-capitalization U.S. companies that the Fund’s subadviser believes have favorable business trends or prospects based on fundamental analysis. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index. The Fund’s subadviser is OppenheimerFunds, Inc. (OFI).

MML Small Cap Equity Fund Largest Holdings (% of Net Assets) on 6/30/14

LaSalle Hotel Properties	2.6%
Dana Holding Corp.	2.3%
Korn/Ferry International	2.3%
KAR Auction Services, Inc.	2.1%
STAG Industrial, Inc.	1.9%
Redwood Trust, Inc.	1.9%
P.H. Glatfelter Co.	1.8%
Fortinet, Inc.	1.8%
WellCare Health Plans, Inc.	1.8%
Finisar Corp.	1.8%

20.3%

MML Small Cap Equity Fund Sector Table (% of Net Assets) on 6/30/14

Consumer, Non-cyclical	24.8%
Financial	23.2%
Consumer, Cyclical	12.6%
Industrial	10.6%
Technology	10.0%
Mutual Funds	8.7%
Basic Materials	7.4%
Energy	4.1%
Communications	3.7%
Diversified	0.6%
Utilities	0.4%

Total Long-Term Investments	106.1%
Short-Term Investments and Other Assets and Liabilities	(6.1)%

Net Assets	100.0%

6

MML Series Investment Fund II – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MML Strategic Emerging Markets Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing mainly in common stocks of issuers in developing and emerging markets throughout the world and at times, up to 100% of its total assets in foreign securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of issuers whose principal activities are in a developing (or emerging) market, i.e., are in a developing market or are economically tied to a developing market country. The Fund will invest in at least three developing markets. In general, countries may be considered developing or emerging markets if they are included in any one of the Morgan Stanley Capital Index (“MSCI”) emerging markets indexes, classified as a developing or emerging market, or classified under a similar or corresponding classification, by organizations such as the World Bank and the International Monetary Fund, or have economies, industries, and stock markets with similar characteristics. The Fund’s subadviser is OppenheimerFunds, Inc. (OFI).

MML Strategic Emerging Markets Fund Largest Holdings (% of Net Assets) on 6/30/14

Baidu, Inc. Sponsored ADR (Cayman Islands)	4.7%
Yandex NV	2.5%
Magnit OJSC	2.5%
NovaTek OAO	2.4%
Housing Development Finance Corp.	2.4%
Petroleo Brasileiro SA Sponsored ADR (Brazil)	2.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	1.9%
ICICI Bank Ltd. Sponsored ADR (India)	1.9%
Carlsberg A/S Class B	1.9%
Glencore International PLC	1.8%

24.2%

MML Strategic Emerging Markets Fund Sector Table (% of Net Assets) on 6/30/14

Consumer, Non-cyclical	23.5%
Financial	18.1%
Communications	17.8%
Consumer, Cyclical	11.4%
Energy	8.5%
Industrial	4.8%
Technology	4.5%
Mutual Funds	3.6%
Basic Materials	3.1%
Diversified	3.0%

Total Long-Term Investments	98.3%
Short-Term Investments and Other Assets and Liabilities	1.7%

Net Assets	100.0%

MML Strategic Emerging Markets Fund Country Weightings (% of Net Assets) on 6/30/14

Brazil	12.5%
Cayman Islands	12.3%
India	12.0%
United Kingdom	5.8%
Russia	5.4%
Mexico	5.1%
United States	4.7%
Hong Kong	4.6%
Turkey	3.2%
Indonesia	2.6%
Colombia	2.6%
Netherlands	2.5%
China	2.4%
France	2.3%
Philippines	2.0%
Taiwan	1.9%
Denmark	1.9%
Italy	1.8%
South Africa	1.6%
Luxembourg	1.5%
Switzerland	1.2%
Malaysia	1.2%
Republic of Korea	1.1%
Thailand	1.1%
United Arab Emirates	1.0%
Nigeria	1.0%
Chile	1.0%
Bermuda	0.9%
Egypt	0.5%
Channel Islands	0.4%
Panama	0.2%

Total Long-Term Investments	98.3%
Short-Term Investments and Other Assets and Liabilities	1.7%

Net Assets	100.0%

7

MML High Yield Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Principal Amount	Value
BONDS & NOTES — 98.3%

BANK LOANS — 5.8%
Chemicals — 0.2%
Triple Point Technology, Inc., 2nd Lien Term Loan 9.250% 7/09/21	$388,835	$343,147

Electronics — 1.3%
Kronos, Inc., 2nd Lien Term Loan 9.750% 4/30/20	617,329	639,708
RP Crown Parent LLC, 2nd Lien Term Loan 11.250% 12/20/19	1,500,000	1,511,250

		2,150,958

Health Care Technology — 0.9%
The TriZetto Group, Inc., Term Loan B 4.750% 5/02/18	1,103,552	1,106,311
The TriZetto Group, Inc., 2nd Lien Term Loan D 8.500% 3/28/19	320,648	322,252

		1,428,563

Health Care – Services — 0.2%
GENEX Services, Inc., New 2nd Lien Term Loan 8.750% 5/20/22	352,266	354,908

Machinery – Diversified — 0.4%
Intelligrated, Inc., 2nd Lien Term Loan 10.500% 1/30/20	640,545	647,751

Oil & Gas — 1.9%
Caelus Energy Alaska O3 LLC, 2nd Lien Term Loan 8.750% 4/02/21	3,139,220	3,086,889

Pharmaceuticals — 0.9%
Synarc-Biocore Holdings LLC, 2nd Lien Term Loan 9.250% 3/04/22	1,468,985	1,454,295

TOTAL BANK LOANS (Cost $9,365,327)		9,466,511

CORPORATE DEBT — 92.5%
Aerospace & Defense — 2.7%
AAR Corp. 7.250% 1/15/22	1,660,000	1,817,700
Ducommun, Inc. 9.750% 7/15/18	1,170,000	1,301,988
Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co. (a) (b) 9.750% 4/01/17	750,000	-

	Principal Amount	Value
TransDigm, Inc. (c) 6.500% 7/15/24	$1,210,000	$1,259,912

		4,379,600

Agriculture — 1.5%
Pinnacle Operating Corp. (c) 9.000% 11/15/20	2,204,000	2,391,340

Airlines — 1.9%
Allegiant Travel Co. 5.500% 7/15/19	1,003,000	1,019,299
Intrepid Aviation Group Holdings LLC/Intrepid Finance Co. (c) 6.875% 2/15/19	2,010,000	2,120,550

		3,139,849

Apparel — 1.6%
Perry Ellis International, Inc. 7.875% 4/01/19	2,500,000	2,587,500

Auto Manufacturers — 2.1%
Allied Specialty Vehicles, Inc. (c) 8.500% 11/01/19	2,808,000	2,955,420
Chrysler Group LLC/CG Co-Issuer, Inc. 8.000% 6/15/19	455,000	494,244

		3,449,664

Automotive & Parts — 2.8%
Accuride Corp. 9.500% 8/01/18	1,545,000	1,627,503
Cooper Tire & Rubber Co. 8.000% 12/15/19	285,000	324,900
International Automotive Components Group SA (c) 9.125% 6/01/18	1,597,000	1,696,812
Meritor, Inc., Convertible 7.875% 3/01/26	469,000	754,797
Tomkins LLC/Tomkins, Inc. 9.000% 10/01/18	145,000	154,396

		4,558,408

Banks — 1.3%
Ally Financial, Inc. 8.000% 11/01/31	1,230,000	1,571,325
Sophia Holding Finance LP/Sophia Holding Finance, Inc. (c) 9.625% 12/01/18	460,000	478,400

		2,049,725

Building Materials — 1.8%
Headwaters, Inc. (c) 7.250% 1/15/19	1,500,000	1,586,250
Roofing Supply Group LLC/Roofing Supply Finance, Inc. (c) 10.000% 6/01/20	1,260,000	1,341,900

		2,928,150

The accompanying notes are an integral part of the financial statements.

8

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Chemicals — 2.2%
Cornerstone Chemical Co. (c) 9.375% 3/15/18	$1,560,000	$1,649,700
Omnova Solutions, Inc. 7.875% 11/01/18	1,215,000	1,275,750
Tronox Finance LLC 6.375% 8/15/20	725,000	748,562

		3,674,012

Coal — 2.4%
Alpha Natural Resources, Inc. (c) 7.500% 8/01/20	320,000	309,600
Murray Energy Corp. (c) 8.625% 6/15/21	1,394,000	1,509,005
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. (c) 7.375% 2/01/20	215,000	229,512
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. (c) 7.375% 2/01/20	810,000	864,675
Westmoreland Coal Co./Westmoreland Partners (c) 10.750% 2/01/18	1,020,000	1,095,225

		4,008,017

Commercial Services — 4.8%
The ADT Corp. 6.250% 10/15/21	1,500,000	1,590,000
Mustang Merger Corp. (c) 8.500% 8/15/21	4,355,000	4,746,950
StoneMor Partners LP/Cornerstone Family Services of WV (c) 7.875% 6/01/21	1,385,000	1,454,250

		7,791,200

Distribution & Wholesale — 0.3%
Global Partners LP/GLP Finance Corp. (c) 6.250% 7/15/22	518,000	518,000

Diversified Financial — 1.0%
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 5.875% 2/01/22	1,500,000	1,571,250

Electrical Components & Equipment — 0.6%
International Wire Group Holdings, Inc. (c) 8.500% 10/15/17	930,000	1,009,050

Electronics — 0.5%
Rexel SA (c) 5.250% 6/15/20	850,000	884,000

Engineering & Construction — 0.9%
Weekley Homes LLC/Weekley Finance Corp. 6.000% 2/01/23	775,000	775,000

	Principal Amount	Value
Zachry Holdings, Inc. (c) 7.500% 2/01/20	$686,000	$735,735

		1,510,735

Foods — 2.1%
Chiquita Brands International, Inc., Convertible 4.250% 8/15/16	1,470,000	1,480,106
Hearthside Group Holdings LLC/Hearthside Finance Co. (c) 6.500% 5/01/22	300,000	299,250
JBS Investments GmbH (c) 7.750% 10/28/20	1,600,000	1,712,000

		3,491,356

Forest Products & Paper — 3.3%
Appvion, Inc. (c) 9.000% 6/01/20	1,975,000	1,965,125
Unifrax I LLC/Unifrax Holding Co. (c) 7.500% 2/15/19	880,000	919,600
Xerium Technologies, Inc. 8.875% 6/15/18	2,308,000	2,452,250

		5,336,975

Gas — 0.4%
LBC Tank Terminals Holding Netherlands BV (c) 6.875% 5/15/23	646,000	681,530

Health Care – Products — 1.2%
Alere, Inc. 6.500% 6/15/20	1,485,000	1,559,250
Teleflex, Inc. (c) 5.250% 6/15/24	175,000	176,750
Teleflex, Inc. 6.875% 6/01/19	280,000	296,100

		2,032,100

Health Care – Services — 0.7%
Tenet Healthcare Corp. 8.125% 4/01/22	1,040,000	1,203,800

Holding Company – Diversified — 0.6%
Carlson Travel Holdings, Inc. (c) (d) 7.500% 8/15/19	1,025,000	1,045,500

Home Builders — 3.7%
Brookfield Residential Properties, Inc. (c) 6.500% 12/15/20	1,255,000	1,327,163
William Lyon Homes, Inc. (c) 5.750% 4/15/19	460,000	471,500
William Lyon Homes, Inc. 8.500% 11/15/20	2,870,000	3,210,812
Woodside Homes Co. LLC/Woodside Homes Finance, Inc. (c) 6.750% 12/15/21	1,015,000	1,035,300

		6,044,775

The accompanying notes are an integral part of the financial statements.

9

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Leisure Time — 3.4%
Brunswick Corp. (c) 4.625% 5/15/21	$495,000	$493,762
Brunswick Corp. 7.375% 9/01/23	285,000	308,513
Brunswick Corp. 7.125% 8/01/27	2,245,000	2,399,344
Carlson Wagonlit BV (c) 6.875% 6/15/19	2,170,000	2,332,750

		5,534,369

Machinery – Diversified — 0.9%
Welltec A/S (c) 8.000% 2/01/19	1,412,000	1,503,780

Manufacturing — 2.5%
CTP Transportation Products LLC/CTP Finance, Inc. (c) 8.250% 12/15/19	675,000	727,312
JB Poindexter & Co., Inc. (c) 9.000% 4/01/22	2,990,000	3,326,375

		4,053,687

Media — 4.8%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.750% 1/15/24	838,000	856,855
Cogeco Cable, Inc. (c) 4.875% 5/01/20	710,000	718,875
Entercom Radio LLC 10.500% 12/01/19	1,000,000	1,145,000
Harron Communications LP/Harron Finance Corp. (c) 9.125% 4/01/20	795,000	886,425
Numericable Group SA (c) 6.000% 5/15/22	475,000	494,000
Numericable Group SA (c) 6.250% 5/15/24	260,000	271,375
RCN Telecom Services LLC/RCN Capital Corp. (c) 8.500% 8/15/20	2,031,000	2,173,170
Sirius XM Radio, Inc. (c) 6.000% 7/15/24	465,000	483,600
Townsquare Radio LLC/Townsquare Radio, Inc. (c) 9.000% 4/01/19	710,000	786,325

		7,815,625

Metal Fabricate & Hardware — 0.3%
Mueller Water Products, Inc. 7.375% 6/01/17	500,000	508,125

Mining — 1.1%
First Quantum Minerals Ltd. (c) 7.250% 5/15/22	1,071,000	1,116,518

	Principal Amount	Value
Hecla Mining Co. 6.875% 5/01/21	$638,000	$633,215

		1,749,733

Oil & Gas — 15.5%
Alta Mesa Holdings/Alta Mesa Finance Services Corp. 9.625% 10/15/18	1,530,000	1,606,500
Baytex Energy Corp. (c) 5.625% 6/01/24	310,000	311,163
Calumet Specialty Products Partners LP/Calumet Finance Corp. (c) 6.500% 4/15/21	1,580,000	1,611,600
CVR Refining LLC/Coffeyville Finance, Inc. 6.500% 11/01/22	1,737,000	1,832,535
Halcon Resources Corp. 8.875% 5/15/21	590,000	634,250
Halcon Resources Corp. 9.750% 7/15/20	1,900,000	2,073,375
Hilcorp Energy I LP/Hilcorp Finance Co. (c) (d) 5.000% 12/01/24	750,000	750,000
Linn Energy LLC/Linn Energy Finance Corp. 7.750% 2/01/21	300,000	323,625
Magnum Hunter Resources Corp. 9.750% 5/15/20	2,135,000	2,359,175
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC 9.250% 6/01/21	840,000	921,900
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC 10.750% 10/01/20	925,000	1,049,875
Millennium Offshore Services Superholdings LLC (c) 9.500% 2/15/18	1,281,000	1,364,265
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.125% 11/15/20	1,270,000	1,376,362
Precision Drilling Corp. (c) 5.250% 11/15/24	1,050,000	1,041,831
Rice Energy, Inc. (c) 6.250% 5/01/22	670,000	686,750
RKI Exploration & Production LLC/RKI Finance Corp. (c) 8.500% 8/01/21	1,255,000	1,361,675
Sabine Oil & Gas LLC/Sabine Oil & Gas Finance Corp. 9.750% 2/15/17	1,720,000	1,797,400
Sanchez Energy Corp. (c) 6.125% 1/15/23	1,230,000	1,269,975
Seventy Seven Energy, Inc. (c) 6.500% 7/15/22	675,000	691,875

The accompanying notes are an integral part of the financial statements.

10

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Shelf Drilling Holdings Ltd. (c) 8.625% 11/01/18	$1,450,000	$1,551,500
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 7.500% 7/01/21	640,000	697,600

		25,313,231

Packaging & Containers — 1.3%
Ardagh Finance Holdings SA (c) 8.625% 6/15/19	500,000	515,000
Sealed Air Corp. (c) 6.875% 7/15/33	1,580,000	1,643,200

		2,158,200

Pharmaceuticals — 2.3%
BioScrip, Inc. (c) 8.875% 2/15/21	2,049,000	2,141,205
Capsugel SA (c) 7.000% 5/15/19	410,000	422,300
Endo Finance LLC/Endo Finco, Inc. (c) 5.375% 1/15/23	1,285,000	1,283,394

		3,846,899

Real Estate — 0.2%
Forestar USA Real Estate Group, Inc. (c) 8.500% 6/01/22	276,000	285,660

Retail — 1.9%
Chinos Intermediate Holdings A, Inc. (c) 7.750% 5/01/19	552,000	553,380
Landry’s, Inc. (c) 9.375% 5/01/20	930,000	1,023,000
The Men’s Wearhouse, Inc. (c) 7.000% 7/01/22	270,000	279,450
The Pantry, Inc. 8.375% 8/01/20	640,000	691,200
Petco Holdings, Inc. (c) 8.500% 10/15/17	605,000	620,125

		3,167,155

Semiconductors — 0.2%
Entegris, Inc. (c) 6.000% 4/01/22	290,000	298,700

Software — 2.4%
Audatex North America, Inc. (c) 6.000% 6/15/21	915,000	976,762
Audatex North America, Inc. (c) 6.125% 11/01/23	525,000	560,438
First Data Corp. 11.750% 8/15/21	1,597,000	1,894,441
Infor Software Parent Co. (c) 7.125% 5/01/21	505,000	516,363

		3,948,004

	Principal Amount	Value
Storage & Warehousing — 1.9%
Niska Gas Storage Canada ULC/Niska Gas Storage Canada Finance Corp. (c) 6.500% 4/01/19	$3,200,000	$3,072,000

Telecommunications — 6.4%
Altice Financing SA (c) 6.500% 1/15/22	875,000	931,875
Altice Finco SA (c) 8.125% 1/15/24	815,000	898,537
Altice SA (c) 7.750% 5/15/22	1,210,000	1,291,675
DigitalGlobe, Inc. 5.250% 2/01/21	600,000	594,000
Frontier Communications Corp. 7.625% 4/15/24	1,100,000	1,183,875
Sprint Corp. (c) 7.125% 6/15/24	330,000	349,800
Sprint Corp. (c) 7.250% 9/15/21	745,000	821,363
Sprint Corp. (c) 7.875% 9/15/23	1,460,000	1,624,250
Telecom Italia SpA (c) 5.303% 5/30/24	1,525,000	1,530,719
West Corp. (c) (d) 5.375% 7/15/22	1,270,000	1,257,300

		10,483,394

Transportation — 7.0%
CHC Helicopter SA 9.375% 6/01/21	1,100,000	1,174,250
Era Group, Inc. 7.750% 12/15/22	2,000,000	2,125,000
Florida East Coast Holdings Corp. (c) 6.750% 5/01/19	410,000	433,063
The Kenan Advantage Group, Inc. (c) 8.375% 12/15/18	3,190,000	3,413,300
Quality Distribution LLC/QD Capital Corp. 9.875% 11/01/18	815,000	872,050
Topaz Marine SA (c) 8.625% 11/01/18	1,709,000	1,841,447
Watco Cos. LLC/Watco Finance Corp. (c) 6.375% 4/01/23	1,531,000	1,561,620

		11,420,730

TOTAL CORPORATE DEBT (Cost $144,730,952)		151,445,828

TOTAL BONDS & NOTES (Cost $154,096,279)		160,912,339

TOTAL LONG-TERM INVESTMENTS (Cost $154,096,279)		160,912,339

The accompanying notes are an integral part of the financial statements.

11

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.5%
Time Deposits — 1.5%
Euro Time Deposit 0.010% 7/01/14	$2,393,780	$2,393,780

TOTAL SHORT-TERM INVESTMENTS (Cost $2,393,780)		2,393,780

TOTAL INVESTMENTS — 99.8% (Cost $156,490,059) (e)		163,306,119

Other Assets/(Liabilities) — 0.2%		395,089

NET ASSETS — 100.0%		$163,701,208

Notes to Portfolio of Investments

(a)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At June 30, 2014, these securities amounted to a value of $0 or 0.00% of net assets.
(b)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At June 30, 2014, these securities amounted to a value of $0 or 0.00% of net assets.
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, these securities amounted to a value of $94,570,831 or 57.77% of net assets.
(d)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

12

MML Inflation-Protected and Income Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Principal Amount	Value
BONDS & NOTES — 142.6%

CORPORATE DEBT — 3.3%
Auto Manufacturers — 0.4%
Nissan Motor Acceptance Corp. FRN (a) 0.777% 3/03/17	$1,400,000	$1,404,079

Banks — 1.0%
Deutsche Bank AG FRN 0.834% 2/13/17	2,250,000	2,260,465
First Horizon National Corp. 5.375% 12/15/15	390,000	412,566
The Huntington National Bank FRN 0.654% 4/24/17	935,000	935,651

		3,608,682

Computers — 0.2%
Hewlett-Packard Co. 2.650% 6/01/16	800,000	825,820

Diversified Financial — 0.7%
Ford Motor Credit Co. LLC 12.000% 5/15/15	800,000	878,904
The Goldman Sachs Group, Inc. FRN 0.852% 6/04/17	1,875,000	1,875,240

		2,754,144

Oil & Gas — 0.6%
Petrobras Global Finance BV FRN 2.592% 3/17/17	1,230,000	1,244,637
Transocean, Inc. 4.950% 11/15/15	825,000	869,849

		2,114,486

Real Estate Investment Trusts (REITS) — 0.3%
DDR Corp. 9.625% 3/15/16	950,000	1,087,006

Telecommunications — 0.1%
GTP Acquisition Partners I LLC (a) 4.347% 6/15/41	520,000	537,805

TOTAL CORPORATE DEBT (Cost $7,673,718)		12,332,022

MUNICIPAL OBLIGATIONS — 0.1%
Municipal — 0.1%
Louisiana State Public Facilities Authority FRN 1.128% 4/26/27	411,580	413,971

TOTAL MUNICIPAL OBLIGATIONS (Cost $411,580)		413,971

	Principal Amount	Value
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 35.2%
Automobile ABS — 9.8%
American Credit Acceptance Receivables Trust, Series 2014-2, Class A (a) 0.990% 10/10/17	$410,325	$410,100
American Credit Acceptance Receivables Trust, Series 2014-1, Class A (a) 1.140% 3/12/18	883,405	883,619
American Credit Acceptance Receivables Trust, Series 2013-2, Class A (a) 1.320% 2/15/17	573,501	574,475
American Credit Acceptance Receivables Trust, Series 2013-1, Class A (a) 1.450% 4/16/18	590,555	592,855
American Credit Acceptance Receivables Trust, Series 2012-3, Class A (a) 1.640% 11/15/16	162,939	163,513
American Credit Acceptance Receivables Trust, Series 2012-2, Class A (a) 1.890% 7/15/16	285,258	285,850
AmeriCredit Automobile Receivables Trust, Series 2014-1, Class A2 0.570% 7/10/17	485,000	485,091
AmeriCredit Automobile Receivables Trust, Series 2013-4, Class A2 0.740% 11/08/16	417,496	417,710
AmeriCredit Automobile Receivables Trust, Series 2010-3, Class C 3.340% 4/08/16	365,583	368,998
ARI Fleet Lease Trust, Series 2013-A, Class A2 (a) 0.700% 12/15/15	228,162	228,294
ARI Fleet Lease Trust, Series 2012-A, Class A FRN (a) 0.702% 3/15/20	197,031	197,259
California Republic Auto Receivables Trust, Series 2013-2, Class A2 1.230% 3/15/19	698,996	702,918
California Republic Auto Receivables Trust, Series 2013-1, Class A2 (a) 1.410% 9/17/18	1,100,451	1,106,482
Capital Auto Receivables Asset Trust, Series 2014-1, Class A1B FRN 0.503% 5/20/16	1,435,000	1,435,496
CarNow Auto Receivables Trust, Series 2013-1A, Class A (a) 1.160% 10/16/17	303,035	303,011
CFC LLC, Series 2014-1A, Class A (a) 1.460% 12/17/18	520,929	519,897
CFC LLC, Series 2013-1A, Class A (a) 1.650% 7/17/17	142,289	142,684

The accompanying notes are an integral part of the financial statements.

13

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CFC LLC, Series 2013-2A, Class A (a) 1.750% 11/15/17	$589,415	$591,657
Chesapeake Funding LLC, Series 2012-2A, Class A FRN (a) 0.601% 5/07/24	676,274	677,273
Chesapeake Funding LLC, Series 2012-1A, Class A FRN (a) 0.901% 11/07/23	479,295	480,896
CPS Auto Trust, Series 2014-B, Class A (a) 1.110% 11/15/18	1,000,000	997,520
CPS Auto Trust, Series 2014-A, Class A (a) 1.210% 8/15/18	434,912	434,060
CPS Auto Trust, Series 2012-D, Class A (a) 1.480% 3/16/20	402,514	403,659
CPS Auto Trust, Series 2013-D, Class A (a) 1.540% 7/16/18	977,370	980,352
CPS Auto Trust, Series 2013-C, Class A (a) 1.640% 4/16/18	723,425	726,598
CPS Auto Trust, Series 2012-C, Class A (a) 1.820% 12/16/19	455,632	458,978
CPS Auto Trust, Series 2013-B, Class A (a) 1.820% 9/15/20	900,106	903,069
CPS Auto Trust, Series 2012-A, Class A (a) 2.780% 6/17/19	318,822	323,623
CPS Auto Trust, Series 2011-B, Class A (a) 3.680% 9/17/18	430,026	438,494
CPS Auto Trust, Series 2010-PG5, Class A (a) 9.250% 1/15/18	587,129	591,806
Credit Acceptance Auto Loan Trust, Series 2012-2A, Class A (a) 1.520% 3/16/20	1,060,000	1,064,064
DT Auto Owner Trust, Series 2014-1A, Class A (a) 0.660% 7/17/17	647,416	647,407
DT Auto Owner Trust, Series 2013-1A, Class A (a) 0.750% 5/16/16	124,795	124,808
DT Auto Owner Trust, Series 2013-2A, Class A (a) 0.810% 9/15/16	692,747	693,014
Enterprise Fleet Financing LLC, Series 2012-2, Class A2 (a) 0.720% 4/20/18	306,303	306,680

	Principal Amount	Value
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 (a) 0.870% 9/20/19	$780,000	$780,611
Enterprise Fleet Financing LLC, Series 2011-3, Class A2 (a) 1.620% 5/20/17	37,812	37,846
Exeter Automobile Receivables Trust, Series 2014-2A, Class A (a) 1.060% 8/15/18	700,000	698,838
Exeter Automobile Receivables Trust, Series 2013-1A, Class A (a) 1.290% 10/16/17	219,835	220,252
Exeter Automobile Receivables Trust, Series 2014-1A, Class A (a) 1.290% 5/15/18	717,207	719,088
Exeter Automobile Receivables Trust, Series 2012-2A, Class A (a) 1.300% 6/15/17	513,137	513,920
Exeter Automobile Receivables Trust, Series 2013-2A, Class A (a) 1.490% 11/15/17	454,536	455,971
Exeter Automobile Receivables Trust, Series 2012-1A, Class A (a) 2.020% 8/15/16	131,379	131,436
First Investors Auto Owner Trust, Series 2013-1A, Class A2 (a) 0.900% 10/15/18	1,046,635	1,048,083
First Investors Auto Owner Trust, Series 2013-2A, Class A2 (a) 1.230% 3/15/19	664,002	666,057
First Investors Auto Owner Trust, Series 2012-1A, Class A2 (a) 1.960% 11/15/17	132,288	132,574
Flagship Credit Auto Trust, Series 2014-1, Class A (a) 1.210% 4/15/19	499,184	498,001
Hertz Fleet Lease Funding LP, Series 2013-3, Class A FRN (a) 0.704% 12/10/27	2,170,000	2,175,634
Navistar Financial Owner Trust, Series 2012-A, Class A3 (a) 1.190% 1/18/19	795,911	796,412
Neuberger Berman CLO Ltd. (b) 1.000% 8/04/25	1,325,000	1,325,000
Prestige Auto Receivables Trust, Series 2014-1A, Class A2 (a) 0.970% 3/15/18	450,000	449,594
Rental Car Finance Corp., Series 2011-1A, Class A1 (a) 2.510% 2/25/16	300,000	302,073
Santander Drive Auto Receivables Trust, Series 2014-1, Class A2B FRN 0.522% 6/15/17	480,000	480,224

The accompanying notes are an integral part of the financial statements.

14

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Santander Drive Auto Receivables Trust, Series 2013-5, Class A2B FRN 0.532% 4/17/17	$835,571	$836,225
Santander Drive Auto Receivables Trust, Series 2013-4, Class A2 0.890% 9/15/16	550,521	551,038
Santander Drive Auto Receivables Trust, Series 2011-S2A, Class B (a) 2.060% 6/15/17	130,401	130,408
Santander Drive Auto Receivables Trust, Series 2012-4, Class C 2.940% 12/15/17	470,000	483,152
Tidewater Auto Receivables Trust, Series 2014-AA, Class A2 (a) 0.960% 7/15/17	900,000	899,586
Tidewater Auto Receivables Trust, Series 2012-AA, Class A3 (a) 1.990% 4/15/19	688,665	689,825
United Auto Credit Securitization Trust, Series 2013-1, Class A2 (a) 0.950% 9/15/15	230,709	230,767
Westlake Automobile Receivables Trust, Series 2014-1A, Class A2 (a) 0.700% 5/15/17	570,000	569,971
Westlake Automobile Receivables Trust, Series 2012-1A, Class A2 (a) 1.030% 3/15/16	111,434	111,465
Westlake Automobile Receivables Trust, Series 2013-1A, Class A2 (a) 1.120% 1/15/18	845,920	848,053
Wheels SPV LLC, Series 2012-1, Class A2 (a) 1.190% 3/20/21	183,891	184,304

		36,628,618

Commercial MBS — 1.2%
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A FRN (a) 0.952% 3/15/29	665,000	665,000
DBRR Trust, Series 2013-EZ3, Class A VRN (a) 1.636% 12/18/49	543,578	547,655
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class AM 4.780% 7/15/42	550,000	566,902
STRIPs Ltd., Series 2012-1A, Class A (a) 1.500% 12/25/44	2,329,372	2,306,078
Wells Fargo Reremic Trust, Series 2012-IO, Class A (a) 1.750% 8/20/21	526,319	526,530

		4,612,165

	Principal Amount	Value
Home Equity ABS — 1.3%
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.422% 8/25/35	$188,227	$186,141
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.892% 11/25/34	71,093	70,981
Asset-Backed Securities Corp. Trust, Series 2005-HE2, Class M1 FRN 0.827% 2/25/35	158,878	157,034
Countrywide Asset-Backed Certificates, Series 2005-BC5, Class 3A3 FRN 0.522% 1/25/36	344,955	343,347
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.612% 9/25/34	83,564	83,040
Credit-Based Asset Servicing and Securitization LLC, Series 2006-RP2, Class A2 FRN (a) 0.442% 7/25/36	431,569	429,144
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1 FRN 0.572% 5/25/36	557,388	522,090
First Franklin Mortgage Loan Trust, Series 2005-FF4, Class M1 FRN 0.582% 5/25/35	373,427	369,304
Home Equity Asset Trust, Series 2005-4, Class M2 FRN 0.812% 10/25/35	157,059	156,131
Lake Country Mortgage Loan Trust, Series 2005-HE1, Class M1 FRN (a) 0.932% 12/25/32	251,502	247,708
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 0.977% 6/25/35	681,511	644,430
Mastr Asset-Backed Securities Trust, Series 2005-WMC1, Class M2 FRN 0.827% 3/25/35	284,771	279,593
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (a) 0.885% 6/28/35	869,182	853,904
Morgan Stanley Home Equity Loan Trust, Series 2005-3, Class M1 FRN 0.602% 8/25/35	298,405	291,416
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 FRN 0.622% 5/25/35	47,101	46,839
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.532% 8/25/35	319,291	313,497
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.342% 3/25/36	12,136	12,122

		5,006,721

The accompanying notes are an integral part of the financial statements.

15

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Other ABS — 12.2%
321 Henderson Receivables I LLC, Series 2006-1A, Class A1 FRN (a) 0.352% 3/15/41	$889,969	$862,892
321 Henderson Receivables LLC, Series 2006-3A, Class A1 FRN (a) 0.352% 9/15/41	513,454	493,120
321 Henderson Receivables LLC, Series 2006-4A, Class A1 FRN (a) 0.352% 12/15/41	978,055	940,880
ARL First LLC, Series 2012-1A, Class A1 FRN (a) 1.902% 12/15/42	1,731,524	1,773,738
Ascentium Equipment Receivables LLC, Series 2014-1A, Class A2 (a) 1.040% 1/10/17	945,000	944,352
Ascentium Equipment Receivables LLC, Series 2014-1A, Class B (a) 1.580% 10/10/18	435,000	434,552
BCC Funding VIII LLC, Series 2014-1A, Class A (a) 1.794% 6/20/20	339,458	339,255
CCG Receivables Truste, Series 2013-1, Class A2 (a) 1.050% 8/14/20	499,460	500,444
CLI Funding LLC, Series 2006-1A, Class A FRN (a) 0.334% 8/18/21	3,280,249	3,272,326
Diamond Resorts Owner Trust, Series 2013-2, Class A (a) 2.270% 5/20/26	980,196	983,472
Direct Capital Funding IV LLC, Series 2013-1, Class A (a) 1.673% 12/20/17	301,171	301,171
Drug Royalty Corp., Inc., Series 2014-1, Class A1 FRN (a) (c) 3.082% 7/15/23	820,000	820,000
Galaxy VIII CLO Ltd., Series 2007-8A, Class A FRN (a) 0.469% 4/25/19	995,858	991,950
Global Container Assets Ltd., Series 2013-1A, Class A1 (a) 2.200% 11/05/28	316,367	315,423
Global Container Assets Ltd., Series 2013-1A, Class A2 (a) 3.300% 11/05/28	950,000	947,360
Hercules Capital Funding Trust, Series 2012-1A, Class A (a) 3.320% 12/16/17	412,194	413,482
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (a) 2.401% 6/02/17	475,000	482,309

	Principal Amount	Value
HLSS Servicer Advance Receivables Trust, Series 2013-T6, Class AT6 (a) 1.287% 9/15/44	$1,515,000	$1,515,757
HLSS Servicer Advance Receivables Trust, Series 2014-T1, Class AT1 (a) 1.244% 1/17/45	1,735,000	1,738,573
LCM XVI LP, Series 16A, Class X FRN (a) 1.258% 7/15/26	2,325,000	2,325,088
LEAF II Receivables Funding LLC, Series 2013-1, Class A2 (a) 0.880% 11/15/15	1,900,000	1,900,380
Macquarie Equipment Funding Trust, Series 2012-A, Class A2 (a) 0.610% 4/20/15	234,206	234,350
Marriott Vacation Club Owner Trust, Series 2009-2A, Class A (a) 4.809% 7/20/31	1,188,041	1,210,412
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC4, Class M4 FRN 1.097% 4/25/35	1,042,413	1,015,496
Nations Equipment Finance Funding I LLC, Series 2013-1A, Class A (a) 1.697% 11/20/16	382,616	382,616
Nationstar Agency Advance Funding Trust, Series 2013-T1A, Class AT1 (a) 0.997% 2/15/45	500,000	499,210
Navitas Equipment Receivables LLC, Series 2013-1, Class A (a) 1.950% 11/15/16	971,400	971,743
New Residential Advance Receivables Trust, Series 2014-T1, Class A1 (a) 1.274% 3/15/45	825,000	825,908
New York City Tax Lien, Series 2013-A, Class A (a) 1.190% 11/10/26	237,039	236,878
New York City Tax Lien, Series 2012-AA, Class A (a) 1.230% 11/10/25	518,838	518,939
Oak Hill Credit Partners IV Ltd., Series 2005-4A, Class A1B FRN (a) 0.476% 5/17/21	533,282	533,043
OneMain Financial Issuance Trust, Series 2014-1A, Class A (a) 2.430% 6/18/24	320,000	319,994
Oxford Finance Funding Trust, Series 2012-1A, Class A (a) 3.900% 3/15/17	604,854	608,635
PFS Financing Corp., Series 2013-AA, Class A FRN (a) 0.702% 2/15/18	2,545,000	2,545,051

The accompanying notes are an integral part of the financial statements.

16

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
PFS Financing Corp., Series 2014-AA, Class A FRN (a) 0.752% 2/15/19	$1,900,000	$1,900,651
PFS Financing Corp., Series 2012-BA, Class A FRN (a) 0.852% 10/17/16	2,850,000	2,853,290
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (a) 2.840% 11/20/28	203,783	207,314
Sierra Receivables Funding Co. LLC, Series 2011-2A, Class A (a) 3.260% 5/20/28	465,066	473,732
Sierra Timeshare 2013-1 Receivables Funding LLC, Series 2013-1A, Class A (a) 1.590% 11/20/29	392,431	393,335
Springleaf Funding Trust, Series 2013-AA, Class A (a) 2.580% 9/15/21	400,000	402,931
Stanfield Bristol CLO Ltd., Series 2005-1A, Class A2 FRN (a) 0.674% 10/15/19	750,000	746,003
Symphony CLO XIV Ltd., Series 2014-14A, Class X FRN (a) 1.223% 7/14/26	1,650,000	1,648,111
TAL Advantage LLC, Series 2006-1A FRN (a) 0.343% 4/20/21	935,000	925,433
TAL Advantage LLC, Series 2014-2A, Class A1 (a) 1.700% 5/20/39	587,238	587,617
Trade MAPS 1 Ltd., Series 2013-1A, Class A FRN (a) 0.854% 12/10/18	1,300,000	1,304,472
Trafigura Securitisation Finance PLC, Series 2012-1A, Class A FRN (a) 2.552% 10/15/15	1,006,000	1,016,506
Trip Rail Master Funding LLC, Series 2011-1A, Class A1B FRN (a) 2.652% 7/15/41	683,314	703,827
Westgate Resorts LLC, Series 2012-2A, Class A (a) 3.000% 1/20/25	626,229	628,868

		45,990,889

Student Loans ABS — 10.4%
Academic Loan Funding Trust, Series 2013-1A, Class A FRN (a) 0.952% 12/26/44	5,097,919	5,105,681
Access Group, Inc., Series 2007-1, Class A2 FRN 0.259% 4/25/17	2,031,999	2,026,481

	Principal Amount	Value
Access Group, Inc., Series 2006-1, Class A2 FRN 0.337% 8/25/23	$1,011,275	$1,005,763
Access Group, Inc., Series 2005-1, Class A2 FRN 0.340% 3/23/20	123,930	123,859
Access Group, Inc., Series 2007-A, Class A2 FRN 0.357% 8/25/26	102,298	101,856
Access Group, Inc., Series 2005-2, Class A3 FRN 0.408% 11/22/24	322,192	320,106
Access Group, Inc., Series 2005-A, Class A2 FRN 0.449% 4/27/26	847,600	845,643
Access Group, Inc., Series 2005-B, Class A2 FRN 0.459% 7/25/22	411,941	409,373
Access Group, Inc., Series 2004-A, Class A2 FRN 0.489% 4/25/29	447,464	443,915
Access Group, Inc., Series 2003-A, Class A3 FRN 1.230% 7/01/38	358,774	331,844
Access Group, Inc., Series 2008-1, Class A FRN 1.529% 10/27/25	875,902	882,753
Brazos Higher Education Authority, Series 2004-I, Class A2 FRN 0.393% 6/27/22	414,955	414,582
CIT Education Loan Trust, Series 2005-1, Class A3 FRN 0.351% 3/15/26	751,710	746,834
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.652% 1/25/47	1,175,000	987,000
Collegiate Funding Services Education Loan Trust, Series 2005-A, Class A2 FRN 0.323% 12/28/21	50,331	50,313
Collegiate Funding Services Education Loan Trust, Series 2004-A, Class A3 FRN 0.444% 9/28/26	912,685	910,651
Education Funding Capital Trust I, Series 2004-1, Class A2 FRN 0.391% 12/15/22	347,660	346,877
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.651% 6/15/43	1,300,000	1,291,875
Education Funding Capital Trust I, Series 2004-1, Class A6 FRN 1.652% 6/15/43	400,000	391,840

The accompanying notes are an integral part of the financial statements.

17

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.880% 6/15/43	$250,000	$228,363
Education Loan Asset-Backed Trust I, Series 2012-1, Class A1 FRN (a) 0.600% 6/25/22	418,076	418,267
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L FRN (a) 0.297% 5/25/23	262,621	260,500
GCO Education Loan Funding Trust, Series 2006-2A, Class A2L FRN (a) 0.327% 8/25/25	1,257,433	1,255,346
Goal Capital Funding Trust, Series 2006-1, Class A3 FRN 0.347% 11/25/26	391,856	390,468
KeyCorp Student Loan Trust, Series 2004-A, Class 2A2 FRN 0.528% 10/28/41	2,573,729	2,565,799
National Collegiate Student Loan Trust, Series 2005-2, Class A3 FRN 0.342% 2/25/28	118,177	117,619
National Collegiate Student Loan Trust, Series 2004-1, Class A2 FRN 0.493% 6/25/27	802,633	795,122
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (a) 0.952% 4/25/46	231,684	234,325
Nelnet Student Loan Trust, Series 2014-2A, Class B FRN (a) 1.652% 6/25/41	375,000	343,678
Northstar Education Finance, Inc., Series 2005-1, Class A1 FRN 0.328% 10/28/26	200,111	199,995
Northstar Education Finance, Inc., Series 2006-A, Class A3 FRN 0.439% 5/28/26	566,908	566,000
Pennsylvania Higher Education Assistance Agency, Series 2005-1, Class A2 FRN 0.309% 1/25/18	71,533	71,522
Pennsylvania Higher Education Assistance Agency FRN 0.829% 4/25/19	304,016	305,643
Pennsylvania Higher Education Assistance Agency, Series 2004-1, Class A2 FRN 1.020% 4/25/44	600,000	592,528
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.397% 7/15/36	1,508,632	1,499,408
SLM Student Loan Trust, Series 2003-10A, Class A1A FRN (a) 0.302% 12/15/16	700,000	700,000

	Principal Amount	Value
SLM Student Loan Trust, Series 2003-10A, Class A1D FRN (a) 0.302% 12/15/16	$100,000	$100,000
SLM Student Loan Trust, Series 2003-10A, Class A1E FRN (a) 0.302% 12/15/16	125,000	125,000
SLM Student Loan Trust, Series 2003-10A, Class A1C FRN (a) 0.303% 12/15/16	100,000	100,000
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (a) 0.303% 12/15/16	100,000	100,000
SLM Student Loan Trust, Series 2003-10A, Class A1B FRN (a) 0.305% 12/15/16	100,000	100,000
SLM Student Loan Trust, Series 2005-1, Class A2 FRN 0.309% 4/27/20	58,566	58,363
SLM Student Loan Trust, Series 2002-6, Class A4L FRN 0.411% 3/15/19	242,463	242,468
SLM Student Loan Trust, Series 2007-7, Class A2 FRN 0.429% 1/25/16	44,154	44,157
SLM Student Loan Trust, Series 2003-6, Class A4 FRN 0.431% 12/17/18	22,954	22,955
SLM Student Loan Trust, Series 2003-3, Class A4 FRN 0.451% 12/15/17	100,532	100,541
SLM Student Loan Trust, Series 2003-2, Class A7 FRN 0.451% 9/15/28	750,000	750,000
SLM Student Loan Trust, Series 2007-6, Class A2 FRN 0.479% 1/25/19	44,784	44,796
SLM Student Loan Trust, Series 2008-7, Class A2 FRN 0.729% 10/25/17	179,800	180,232
SLM Student Loan Trust, Series 2014-A, Class A1 FRN (a) 0.752% 7/15/22	1,689,693	1,691,951
SLM Student Loan Trust, Series 2003-11, Class B FRN 0.881% 12/15/38	798,725	749,027
SLM Student Loan Trust, Series 2012-E, Class A1 FRN (a) 0.902% 10/16/23	381,590	382,932
SLM Student Loan Trust, Series 2012-B, Class A1 FRN (a) 1.252% 12/15/21	2,319,740	2,330,820

The accompanying notes are an integral part of the financial statements.

18

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2012-C, Class A1 FRN (a) 1.252% 8/15/23	$333,821	$336,877
SLM Student Loan Trust, Series 2008-4, Class A2 FRN 1.279% 7/25/16	51,568	51,846
SLM Student Loan Trust, Series 2005-6, Class A5B FRN 1.429% 7/27/26	1,305,885	1,329,016
SLM Student Loan Trust, Series 2012-A, Class A1 FRN (a) 1.552% 8/15/25	343,956	348,214
SLM Student Loan Trust, Series 2003-5, Class A9 FRN 2.650% 6/17/30	700,000	700,000
SLM Student Loan Trust, Series 2003-5, Class A7 FRN 2.652% 6/17/30	550,000	533,922
SMS Student Loan Trust, Series 1998-A, Class A2 FRN 0.348% 7/28/26	344,426	340,812
SMS Student Loan Trust, Series 2000-A, Class A2 FRN 0.418% 10/28/28	227,743	227,189
South Carolina Student Loan Corp., Series 2006-1, Class A1 FRN 0.317% 12/02/19	633,352	630,362
US Education Loan Trust IV LLC, Series 2007-1A, Class 1A3 FRN (a) 0.636% 9/01/22	65,091	65,104

		38,968,413

WL Collateral CMO — 0.2%
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-CF1, Class M1 FRN (a) 0.852% 3/25/45	690,394	662,222
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (a) 2.500% 3/23/51	38,361	38,505

		700,727

WL Collateral PAC — 0.1%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.400% 11/25/37	278,049	273,317

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $131,710,841)		132,180,850

	Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 0.5%
Pass-Through Securities — 0.5%
Federal Home Loan Mortgage Corp., Pool #1Q0239 FRN 2.380% 3/01/37	$1,280,326	$1,363,380
Government National Mortgage Association II, Pool #82462 FRN 3.500% 1/20/40	382,074	403,510

		1,766,890

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $1,710,327)		1,766,890

U.S. TREASURY OBLIGATIONS — 103.5%
U.S. Treasury Bonds & Notes — 103.5%
U.S. Treasury Inflation Index (d) 0.125% 4/15/16	19,544,528	20,057,572
U.S. Treasury Inflation Index (d) (e) (f) 0.125% 4/15/17	20,549,469	21,255,856
U.S. Treasury Inflation Index (d) 0.125% 4/15/18	21,698,734	22,414,119
U.S. Treasury Inflation Index (d) 0.125% 4/15/19	12,933,817	13,317,796
U.S. Treasury Inflation Index (d) 0.125% 1/15/22	17,814,913	17,933,222
U.S. Treasury Inflation Index (d) 0.125% 7/15/22	17,848,302	17,969,617
U.S. Treasury Inflation Index (d) 0.125% 1/15/23	22,952,364	22,873,454
U.S. Treasury Inflation Index (d) 0.375% 7/15/23	9,778,560	9,968,020
U.S. Treasury Inflation Index (d) 0.625% 7/15/21	14,829,534	15,620,823
U.S. Treasury Inflation Index (d) 0.625% 1/15/24	20,668,892	21,418,140
U.S. Treasury Inflation Index (d) 0.625% 2/15/43	6,175,870	5,606,529
U.S. Treasury Inflation Index (d) 0.750% 2/15/42	8,785,878	8,270,392
U.S. Treasury Inflation Index (d) 1.125% 1/15/21	13,892,060	15,047,921
U.S. Treasury Inflation Index (d) 1.250% 7/15/20	11,988,948	13,138,197
U.S. Treasury Inflation Index (d) 1.375% 7/15/18	6,919,905	7,561,075
U.S. Treasury Inflation Index (d) 1.375% 1/15/20	7,881,606	8,645,137
U.S. Treasury Inflation Index (d) 1.375% 2/15/44	6,341,674	6,974,852

The accompanying notes are an integral part of the financial statements.

19

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Inflation Index (d) 1.625% 1/15/18	$4,865,450	$5,306,761
U.S. Treasury Inflation Index (d) 1.750% 1/15/28	7,354,750	8,467,156
U.S. Treasury Inflation Index (d) 1.875% 7/15/19	6,272,454	7,060,430
U.S. Treasury Inflation Index (d) 2.000% 1/15/16	2,394,612	2,524,632
U.S. Treasury Inflation Index (d) 2.000% 1/15/26	8,360,240	9,850,060
U.S. Treasury Inflation Index (d) 2.125% 1/15/19	6,497,511	7,317,821
U.S. Treasury Inflation Index (d) 2.125% 2/15/40	2,193,460	2,790,665
U.S. Treasury Inflation Index (d) 2.125% 2/15/41	4,329,800	5,552,293
U.S. Treasury Inflation Index (d) 2.375% 1/15/17	9,638,690	10,544,573
U.S. Treasury Inflation Index (d) 2.375% 1/15/25	12,173,181	14,747,614
U.S. Treasury Inflation Index (d) 2.375% 1/15/27	7,187,877	8,820,308
U.S. Treasury Inflation Index 2.500% 7/15/16	2,206,706	2,394,621
U.S. Treasury Inflation Index (d) 2.500% 1/15/29	5,625,214	7,097,439
U.S. Treasury Inflation Index (d) 2.625% 7/15/17	7,154,031	8,008,602
U.S. Treasury Inflation Index (d) 3.375% 4/15/32	3,378,739	4,878,845
U.S. Treasury Inflation Index (d) 3.625% 4/15/28	6,477,952	9,097,474
U.S. Treasury Inflation Index (d) 3.875% 4/15/29	5,270,291	7,704,506
U.S. Treasury Note (d) 0.375% 5/31/16	18,800,000	18,783,110

		389,019,632

TOTAL U.S. TREASURY OBLIGATIONS (Cost $379,668,618)		389,019,632

TOTAL BONDS & NOTES (Cost $521,175,084)		535,713,365

	Notional Amount

PURCHASED OPTIONS — 0.1%
Financial — 0.1%
Diversified Financial — 0.1%
3-Month USD LIBOR BBA 10 Year Swaption, Call, Expires 4/25/16, Strike 3.03 (OTC — Credit Suisse International, receive fixed rate); underlying swap terminates 4/27/26	$15,435,000	389,060

		Value
TOTAL PURCHASED OPTIONS (Cost $321,820)		$389,060

TOTAL LONG-TERM INVESTMENTS (Cost $521,496,904)		536,102,425

	Principal Amount

SHORT-TERM INVESTMENTS — 44.8%
Commercial Paper — 44.7%
Agrium, Inc. 0.350% 9/17/14	$5,500,000	5,495,833
Airgas, Inc. (a) 0.320% 7/02/14	5,000,000	4,999,956
Ameren Corp. 0.260% 8/04/14	4,675,000	4,673,852
BAT International Finance (a) 0.320% 7/09/14	5,600,000	5,599,602
Cameron International Corp. (a) 0.280% 8/04/14	5,500,000	5,498,546
Canadian Natural Resources Ltd. (a) 0.280% 7/10/14	5,700,000	5,699,601
Centrica PLC (a) 0.480% 9/03/14	5,700,000	5,695,136
Daimler Finance North America LLC (a) 0.050% 12/01/14	5,500,000	5,488,312
Duke Energy Corp. (a) 0.350% 9/02/14	5,700,000	5,696,509
Enbridge Energy Partners LP (a) 0.280% 7/31/14	5,700,000	5,698,670
ERAC USA Finance LLC (a) 0.330% 9/18/14	5,500,000	5,496,017
Experian Finance PLC (a) 0.420% 8/11/14	5,500,000	5,497,369
Glencore Funding LLC (a) 0.430% 9/10/14	5,000,000	4,995,760
Glencore Funding LLC (a) 0.600% 7/07/14	700,000	699,930
Holcim US Finance Sarl & Cie (a) 0.370% 7/08/14	5,700,000	5,699,590
Hyundai Capital America (a) 0.310% 9/15/14	5,500,000	5,496,400
Noble Corp. (a) 0.360% 7/31/14	5,700,000	5,698,290
Pearson Holdings (a) 0.310% 7/28/14	5,500,000	5,498,721
Pentair Finance (a) 0.294% 7/08/14	5,700,000	5,699,679
Rockwell Collins, Inc. (a) 0.304% 8/11/14	5,000,000	4,998,292
Rockwell Collins, Inc. (a) 0.350% 9/23/14	3,909,000	3,905,808

The accompanying notes are an integral part of the financial statements.

20

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Sabmiller Holdings, Inc. 0.280% 7/30/14	$5,000,000	$4,998,872
Sempra Energy Holdings (a) 0.611% 12/09/14	2,500,000	2,493,292
Sempra Energy Holdings (a) 0.715% 3/06/15	3,000,000	2,985,533
Southern Power Co. (a) 0.274% 7/10/14	2,000,000	1,999,865
Tesco Treasury Services PLC (a) 0.390% 8/20/14	5,500,000	5,497,021
Time Warner Cable, Inc. (a) 0.290% 8/18/14	4,000,000	3,998,453
Transcanada American (a) 0.310% 7/10/14	5,600,000	5,599,566
Vodafone Group PLC (a) 0.550% 4/08/15	5,000,000	4,978,535
Volvo Group Treasury NA (a) 0.280% 7/23/14	5,700,000	5,699,025
WellPoint, Inc. (a) 0.010% 10/01/14	5,000,000	4,994,633
Westar Energy, Inc. (a) 0.270% 7/21/14	5,500,000	5,499,175
WPP CP LLC (a) 0.410% 9/17/14	5,700,000	5,694,936
Xcel Energy, Inc. (a) 0.010% 7/14/14	5,500,000	5,499,205

		168,169,984

Repurchase Agreement — 0.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/14, 0.010%, due 7/01/14 (g)	221,384	221,384

Time Deposits — 0.0%
Euro Time Deposit, 0.010% 7/01/14	6,234	6,234

TOTAL SHORT-TERM INVESTMENTS (Cost $168,397,602)		168,397,602

TOTAL INVESTMENTS — 187.5% (Cost $689,894,506) (h)		704,500,027

Other Assets/(Liabilities) — (87.5)%		(328,863,984)

NET ASSETS — 100.0%		$375,636,043

Notes to Portfolio of Investments

ABS	Asset-Backed Security
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, these securities amounted to a value of $249,736,911 or 66.48% of net assets.
(b)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At June 30, 2014, these securities amounted to a value of $820,000 or 0.22% of net assets.
(d)	All or a portion of this security is held as collateral for open reverse repurchase agreements. (Note 2).
(e)	All or a portion of this security is held as collateral for open swap agreements. (Note 2).
(f)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(g)	Maturity value of $221,384. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity dates of 8/15/39, and an aggregate market value, including accrued interest, of $226,546.
(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

21

MML Short-Duration Bond Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Principal Amount	Value
BONDS & NOTES — 71.8%

CORPORATE DEBT — 37.5%
Advertising — 0.3%
WPP Finance 8.000% 9/15/14	$610,000	$619,091

Aerospace & Defense — 0.1%
Exelis, Inc. 4.250% 10/01/16	270,000	286,376

Agriculture — 0.1%
Bunge Ltd. Finance Corp. 3.200% 6/15/17	200,000	208,527

Airlines — 0.0%
United Air Lines, Inc. (a) 10.110% 2/19/2006	6,972	2,789

Auto Manufacturers — 0.6%
General Motors Co. (b) 3.500% 10/02/18	205,000	209,613
Hyundai Capital America (b) 2.550% 2/06/19	170,000	171,359
Volvo Treasury AB (b) 5.950% 4/01/15	750,000	778,736

		1,159,708

Automotive & Parts — 0.2%
Lear Corp. 8.125% 3/15/20	311,000	334,714

Banks — 2.7%
Capital One Financial Corp. 2.125% 7/15/14	150,000	150,102
Deutsche Bank AG 1.400% 2/13/17	210,000	211,067
Deutsche Bank AG 2.500% 2/13/19	335,000	341,523
First Horizon National Corp. 5.375% 12/15/15	1,984,000	2,098,798
ICICI Bank Ltd. (b) 5.500% 3/25/15	1,530,000	1,571,232
Regions Financial Corp. 5.750% 6/15/15	515,000	538,263
Regions Financial Corp. 7.500% 5/15/18	130,000	154,728
Skandinaviska Enskilda Banken AB (b) 2.375% 3/25/19	200,000	201,740
SVB Financial Group 5.375% 9/15/20	75,000	84,875
Wells Fargo & Co. 3.625% 4/15/15	210,000	215,425
Zions Bancorp. 6.000% 9/15/15	6,000	6,334

		5,574,087

	Principal Amount	Value
Beverages — 0.3%
Constellation Brands, Inc. 8.375% 12/15/14	$635,000	$655,241

Building Materials — 1.0%
Lafarge SA (b) 6.200% 7/09/15	400,000	419,000
Lafarge SA 6.500% 7/15/16	185,000	202,575
Martin Marietta Materials, Inc. FRN (b) (c) 1.000% 6/30/17	205,000	204,880
Masco Corp. 4.800% 6/15/15	490,000	507,208
Owens Corning, Inc. 6.500% 12/01/16	675,000	752,797

		2,086,460

Chemicals — 1.6%
Ashland, Inc. 3.000% 3/15/16	641,000	653,820
Cabot Corp. 5.000% 10/01/16	330,000	356,532
Incitec Pivot Ltd. (b) 4.000% 12/07/15	1,090,000	1,132,291
LyondellBasell Industries NV 5.000% 4/15/19	200,000	225,595
NOVA Chemicals Corp. 8.625% 11/01/19	150,000	160,200
RPM International, Inc. 6.125% 10/15/19	300,000	345,344
Yara International ASA (b) 5.250% 12/15/14	365,000	372,623

		3,246,405

Commercial Services — 1.0%
The ADT Corp. 2.250% 7/15/17	295,000	291,312
Brambles USA, Inc. (b) 3.950% 4/01/15	265,000	270,653
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	11,000	11,358
Equifax, Inc. 4.450% 12/01/14	825,000	838,264
The Western Union Co. 5.930% 10/01/16	545,000	598,245

		2,009,832

Computers — 0.4%
Affiliated Computer Services, Inc. 5.200% 6/01/15	415,000	432,274
Hewlett-Packard Co. 2.125% 9/13/15	135,000	137,379

The accompanying notes are an integral part of the financial statements.

22

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Hewlett-Packard Co. 2.200% 12/01/15	$175,000	$178,750
Hewlett-Packard Co. 3.000% 9/15/16	85,000	88,515

		836,918

Distribution & Wholesale — 0.2%
Arrow Electronics, Inc. 3.375% 11/01/15	345,000	356,035
Arrow Electronics, Inc. 3.000% 3/01/18	105,000	108,560

		464,595

Diversified Financial — 8.0%
AerCap Ireland Capital Ltd. (b) 4.500% 5/15/21	710,000	722,425
Air Lease Corp. 3.375% 1/15/19	365,000	375,494
Air Lease Corp. 5.625% 4/01/17	65,000	71,256
Citigroup, Inc. 5.500% 10/15/14	52,000	52,751
Citigroup, Inc. 5.500% 2/15/17	1,000,000	1,099,763
Citigroup, Inc. 6.375% 8/12/14	437,000	439,908
ERAC USA Finance LLC (b) 5.900% 11/15/15	1,000,000	1,067,469
Ford Motor Credit Co. LLC 3.875% 1/15/15	455,000	463,151
Ford Motor Credit Co. LLC 12.000% 5/15/15	215,000	236,205
General Motors Financial Co., Inc. 2.750% 5/15/16	145,000	147,175
The Goldman Sachs Group, Inc. 1.600% 11/23/15	230,000	232,386
Hyundai Capital America (b) 3.750% 4/06/16	1,875,000	1,962,300
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 3.500% 3/15/17	180,000	182,025
International Lease Finance Corp. FRN 2.181% 6/15/16	750,000	754,687
International Lease Finance Corp. 3.875% 4/15/18	100,000	102,500
International Lease Finance Corp. 5.750% 5/15/16	741,000	793,796
Janus Capital Group, Inc. 6.700% 6/15/17	953,000	1,078,741
JP Morgan Chase & Co. 3.450% 3/01/16	890,000	928,733
JP Morgan Chase & Co. 5.125% 9/15/14	885,000	893,393

	Principal Amount	Value
Lazard Group LLC 6.850% 6/15/17	$219,000	$248,461
Merrill Lynch & Co., Inc. 5.700% 5/02/17	1,200,000	1,331,663
Merrill Lynch & Co., Inc. 6.050% 5/16/16	750,000	815,750
Morgan Stanley 2.875% 7/28/14	750,000	751,332
Morgan Stanley 3.800% 4/29/16	1,000,000	1,049,927
Morgan Stanley 4.200% 11/20/14	335,000	340,034
Morgan Stanley 6.000% 4/28/15	175,000	183,139

		16,324,464

Electric — 1.4%
IPALCO Enterprises, Inc. 5.000% 5/01/18	315,000	336,262
IPALCO Enterprises, Inc. (b) 7.250% 4/01/16	2,110,000	2,299,900
Kansas Gas & Electric Co. 5.647% 3/29/21	34,836	37,440
TransAlta Corp. 1.900% 6/03/17	210,000	210,822

		2,884,424

Electrical Components & Equipment — 0.1%
Anixter, Inc. 5.950% 3/01/15	115,000	118,306

Electronics — 0.4%
Amphenol Corp. 2.550% 1/30/19	215,000	218,022
Avnet, Inc. 6.625% 9/15/16	220,000	243,704
Jabil Circuit, Inc. 7.750% 7/15/16	145,000	164,031
Jabil Circuit, Inc. 8.250% 3/15/18	90,000	107,100

		732,857

Engineering & Construction — 0.1%
BAA Funding Ltd. (b) 2.500% 6/25/17	200,000	203,266

Foods — 0.3%
Safeway, Inc. 5.625% 8/15/14	145,000	145,852
Tyson Foods, Inc. 6.600% 4/01/16	510,000	558,638

		704,490

Forest Products & Paper — 0.4%
Domtar Corp. 7.125% 8/15/15	280,000	296,719

The accompanying notes are an integral part of the financial statements.

23

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Domtar Corp. 10.750% 6/01/17	$400,000	$497,950

		794,669

Hand & Machine Tools — 0.0%
Kennametal, Inc. 2.650% 11/01/19	100,000	99,852

Health Care – Products — 0.1%
Hospira, Inc. 5.200% 8/12/20	155,000	169,649

Holding Company – Diversified — 0.3%
Leucadia National Corp. 8.125% 9/15/15	500,000	539,375

Housewares — 0.1%
Newell Rubbermaid, Inc. 2.000% 6/15/15	115,000	116,466

Insurance — 0.1%
AXIS Specialty Finance PLC 2.650% 4/01/19	90,000	90,776
Prudential Financial, Inc. 3.875% 1/14/15	115,000	117,131
Willis Group Holdings PLC 4.125% 3/15/16	55,000	57,508

		265,415

Internet — 0.3%
Baidu, Inc. 2.250% 11/28/17	200,000	202,248
Expedia, Inc. 7.456% 8/15/18	345,000	409,146

		611,394

Investment Companies — 0.2%
Xstrata Finance Canada Ltd. (b) 2.050% 10/23/15	175,000	176,982
Xstrata Finance Canada Ltd. (b) 2.850% 11/10/14	250,000	251,433

		428,415

Iron & Steel — 1.1%
ArcelorMittal 4.250% 2/25/15	600,000	609,750
ArcelorMittal 9.500% 2/15/15	830,000	870,463
Commercial Metals Co. 6.500% 7/15/17	120,000	133,650
Glencore Funding LLC (b) 3.125% 4/29/19	360,000	367,128
Reliance Steel & Aluminum Co. 6.200% 11/15/16	185,000	200,983

		2,181,974

Lodging — 0.1%
Wyndham Worldwide Corp. 2.950% 3/01/17	165,000	171,382

	Principal Amount	Value
Machinery – Diversified — 0.6%
CNH Capital LLC 3.250% 2/01/17	$105,000	$106,444
CNH Capital LLC (b) 3.375% 7/15/19	215,000	213,387
CNH Capital LLC 3.625% 4/15/18	100,000	102,125
CNH Capital LLC 3.875% 11/01/15	150,000	153,000
CNH Capital LLC 6.250% 11/01/16	190,000	206,150
Roper Industries, Inc. 1.850% 11/15/17	350,000	352,914

		1,134,020

Manufacturing — 1.6%
Bombardier, Inc. (b) 4.250% 1/15/16	398,000	410,935
Harsco Corp 2.700% 10/15/15	1,106,000	1,115,678
Textron, Inc. 6.200% 3/15/15	900,000	936,707
Tyco Electronics Group SA 6.550% 10/01/17	700,000	810,030

		3,273,350

Metal Fabricate & Hardware — 0.1%
The Timken Co. 6.000% 9/15/14	165,000	166,689

Mining — 1.0%
Rio Tinto Finance USA PLC 1.375% 6/17/16	727,000	734,857
Vale Overseas Ltd. 6.250% 1/11/16	1,250,000	1,343,234

		2,078,091

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc. 4.750% 1/15/16	95,000	100,530
Pitney Bowes, Inc. 5.750% 9/15/17	33,000	37,022
Xerox Corp. 4.250% 2/15/15	90,000	92,073

		229,625

Oil & Gas — 1.7%
Chesapeake Energy Corp. 3.250% 3/15/16	650,000	654,062
Chesapeake Energy Corp., Convertible 2.250% 12/15/38	40,000	38,550
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	390,000	417,788
Newfield Exploration Co. 6.875% 2/01/20	150,000	159,000

The accompanying notes are an integral part of the financial statements.

24

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Petrobras International Finance Co. 3.875% 1/27/16	$1,000,000	$1,031,050
Petroleos Mexicanos (b) 3.125% 1/23/19	50,000	51,725
Rowan Cos., Inc. 5.000% 9/01/17	55,000	59,654
Transocean, Inc. 4.950% 11/15/15	948,000	999,535
Transocean, Inc. 5.050% 12/15/16	100,000	108,632

		3,519,996

Oil & Gas Services — 0.4%
SESI LLC 6.375% 5/01/19	110,000	117,425
Superior Energy Services, Inc. 7.125% 12/15/21	465,000	524,288
Weatherford International Ltd. 5.500% 2/15/16	225,000	241,356

		883,069

Pharmaceuticals — 0.7%
AbbVie, Inc. 1.750% 11/06/17	200,000	201,091
McKesson Corp. 1.292% 3/10/17	85,000	85,225
McKesson Corp. 2.284% 3/15/19	85,000	85,298
Mylan, Inc. (b) 7.875% 7/15/20	850,000	940,830
Warner Chilcott Co. LLC 7.750% 9/15/18	200,000	210,258

		1,522,702

Pipelines — 0.5%
Boardwalk Pipelines LP 5.875% 11/15/16	375,000	412,172
Enable Oklahoma Intrastate Transmission LLC (b) 6.875% 7/15/14	305,000	305,540
Energy Transfer Partners LP FRN 3.243% 11/01/66	200,000	183,800
Gulf South Pipeline Co. LP (b) 5.050% 2/01/15	35,000	35,774

		937,286

Real Estate — 0.8%
ProLogis LP 6.625% 5/15/18	550,000	641,907
Regency Centers LP 5.250% 8/01/15	855,000	895,297

		1,537,204

Real Estate Investment Trusts (REITS) — 4.4%
American Tower Corp. 4.625% 4/01/15	900,000	926,990

	Principal Amount	Value
ARC Properties Operating Partnership LP/Clark Acquisition LLC (b) 2.000% 2/06/17	$225,000	$225,541
ARC Properties Operating Partnership LP/Clark Acquisition LLC (b) 3.000% 2/06/19	110,000	110,417
Boston Properties LP 5.625% 4/15/15	1,000,000	1,039,095
DDR Corp. 7.500% 7/15/18	925,000	1,104,672
Developers Diversified Realty Corp. 5.500% 5/01/15	880,000	913,528
Duke Realty LP 5.500% 3/01/16	250,000	267,801
Duke Realty LP 5.950% 2/15/17	550,000	611,291
Duke Realty LP 8.250% 8/15/19	200,000	251,536
Federal Realty Investment Trust 6.200% 1/15/17	800,000	898,744
HCP, Inc. 6.000% 1/30/17	550,000	615,690
Highwoods Realty LP 5.850% 3/15/17	275,000	305,649
Highwoods Realty LP 7.500% 4/15/18	25,000	29,528
Realty Income Corp. 2.000% 1/31/18	25,000	25,118
Realty, Inc. 5.950% 9/15/16	750,000	827,454
UDR, Inc. 5.250% 1/15/15	400,000	410,026
UDR, Inc. 5.250% 1/15/16	350,000	372,465

		8,935,545

Retail — 0.4%
Best Buy Co., Inc. 3.750% 3/15/16	575,000	592,250
Macy’s Retail Holdings, Inc. 7.450% 7/15/17	90,000	105,670
QVC, Inc. 3.125% 4/01/19	150,000	152,551

		850,471

Savings & Loans — 0.2%
Glencore Funding LLC (b) 1.700% 5/27/16	369,000	372,359

Software — 0.1%
Oracle Corp. 1.200% 10/15/17	200,000	199,732

Telecommunications — 0.9%
CenturyLink, Inc. 5.000% 2/15/15	785,000	801,681

25

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Qwest Corp. 8.375% 5/01/16	$315,000	$356,258
Sprint Communications, Inc. (b) 9.000% 11/15/18	395,000	478,938
Telefonica Emisiones SAU 6.421% 6/20/16	130,000	143,116
Verizon Communications, Inc. 2.500% 9/15/16	70,000	72,152

		1,852,145

Transportation — 1.9%
Asciano Finance (b) 3.125% 9/23/15	3,090,000	3,153,546
Asciano Finance (b) 5.000% 4/07/18	147,000	160,064
Ryder System, Inc. 2.500% 3/01/18	475,000	487,899
Ryder System, Inc. 2.550% 6/01/19	65,000	65,800

		3,867,309

Trucking & Leasing — 0.6%
GATX Corp. 3.500% 7/15/16	30,000	31,431
GATX Corp. 4.750% 5/15/15	70,000	72,510
Penske Truck Leasing Co. LP/PTL Finance Corp. (b) 2.500% 3/15/16	125,000	128,491
Penske Truck Leasing Co. LP/PTL Finance Corp. (b) 2.500% 6/15/19	270,000	270,498
Penske Truck Leasing Co. LP/PTL Finance Corp. (b) 3.750% 5/11/17	770,000	818,174

		1,321,104

TOTAL CORPORATE DEBT (Cost $75,247,664)		76,511,838

MUNICIPAL OBLIGATIONS — 0.5%
Louisiana State Public Facilities Authority FRN 1.128% 4/26/27	173,778	174,788
North Carolina State Education Assistance Authority FRN 1.129% 1/26/26	323,709	326,295
State of California 5.950% 4/01/16	75,000	81,869
State of Illinois 5.365% 3/01/17	400,000	437,756

		1,020,708

TOTAL MUNICIPAL OBLIGATIONS (Cost $973,831)		1,020,708

	Principal Amount	Value
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 23.2%
Automobile ABS — 3.5%
American Credit Acceptance Receivables Trust, Series 2014-2, Class A (b) 0.990% 10/10/17	$227,958	$227,833
American Credit Acceptance Receivables Trust, Series 2014-1, Class A (b) 1.140% 3/12/18	478,511	478,627
American Credit Acceptance Receivables Trust, Series 2012-2, Class A (b) 1.890% 7/15/16	49,767	49,870
ARI Fleet Lease Trust, Series 2012-A, Class A FRN (b) 0.702% 3/15/20	81,439	81,534
Avis Budget Rental Car Funding AESOP LLC, Series 2012-1A, Class A (b) 2.054% 8/20/16	300,000	303,260
California Republic Auto Receivables Trust, Series 2013-1, Class A2 (b) 1.410% 9/17/18	626,698	630,132
Capital Automotive REIT, Series 2012-1A, Class A (b) 4.700% 7/15/42	199,324	204,947
CarNow Auto Receivables Trust, Series 2013-1A, Class A (b) 1.160% 10/16/17	84,096	84,089
CFC LLC, Series 2013-1A, Class A (b) 1.650% 7/17/17	77,966	78,183
Chesapeake Funding LLC, Series 2012-1A, Class A FRN (b) 0.901% 11/07/23	213,020	213,731
CPS Auto Trust, Series 2014-B, Class A (b) 1.110% 11/15/18	400,000	399,008
CPS Auto Trust, Series 2013-D, Class A (b) 1.540% 7/16/18	272,849	273,682
CPS Auto Trust, Series 2013-B, Class A (b) 1.820% 9/15/20	517,082	518,784
CPS Auto Trust, Series 2010-PG5, Class A (b) 9.250% 1/15/18	311,179	313,657
Credit Acceptance Auto Loan Trust, Series 2012-1A, Class A (b) 2.200% 9/16/19	216,725	217,751
DT Auto Owner Trust, Series 2013-1A, Class A (b) 0.750% 5/16/16	70,620	70,628
Enterprise Fleet Financing LLC, Series 2012-1, Class A2 (b) 1.140% 11/20/17	127,038	127,284
Enterprise Fleet Financing LLC, Series 2011-3, Class A2 (b) 1.620% 5/20/17	22,687	22,708

The accompanying notes are an integral part of the financial statements.

26

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Exeter Automobile Receivables Trust, Series 2014-2A, Class A (b) 1.060% 8/15/18	$380,000	$379,369
Exeter Automobile Receivables Trust, Series 2013-1A, Class A (b) 1.290% 10/16/17	102,901	103,097
Exeter Automobile Receivables Trust, Series 2014-1A, Class A (b) 1.290% 5/15/18	221,310	221,890
First Investors Auto Owner Trust, Series 2013-3A, Class A3 (b) 1.440% 10/15/19	300,000	301,540
First Investors Auto Owner Trust, Series 2012-1A, Class A2 (b) 1.960% 11/15/17	23,793	23,844
Flagship Credit Auto Trust, Series 2013-1, Class A (b) 1.320% 4/16/18	141,659	141,877
Flagship Credit Auto Trust, Series 2013-2, Class A (b) 1.940% 1/15/19	233,696	235,206
Hertz Vehicle Financing LLC, Series 2010-1A, Class A2 (b) 3.740% 2/25/17	170,000	177,297
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2 (b) 5.290% 3/25/16	100,000	102,379
Rental Car Finance Corp., Series 2011-1A, Class A1 (b) 2.510% 2/25/16	130,000	130,898
Santander Drive Auto Receivables Trust, Series 2012-4, Class C 2.940% 12/15/17	260,000	267,276
Santander Drive Auto Receivables Trust, Series 2012-3, Class C 3.010% 4/16/18	290,000	297,346
Tidewater Auto Receivables Trust, Series 2014-AA, Class A2 (b) 0.960% 7/15/17	300,000	299,862
Wheels SPV LLC, Series 2012-1, Class A2 (b) 1.190% 3/20/21	70,727	70,886

		7,048,475

Commercial MBS — 6.1%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.948% 2/10/51	257,029	284,896
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class AM VRN 6.015% 2/10/51	180,000	201,433
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4 VRN 6.418% 2/10/51	475,000	537,003

	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A4B 4.943% 9/11/42	$335,000	$349,093
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR7, Class A3 VRN 5.116% 2/11/41	295,000	300,442
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	255,000	276,774
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	225,000	243,794
Bear Stearns Commercial Mortgage Securities, Series 2004-PWR4, Class A3 VRN 5.468% 6/11/41	27,614	27,620
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4 VRN 5.471% 1/12/45	425,000	467,527
Bear Stearns Commercial Mortgage Securities, Series 2006-T24, Class AM VRN 5.568% 10/12/41	290,000	313,767
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 VRN 5.694% 6/11/50	110,000	122,409
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AM VRN 5.915% 6/11/50	425,000	476,832
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.937% 9/11/38	400,000	430,264
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A FRN (b) 0.952% 3/15/29	365,000	365,000
Commercial Mortgage Pass-Through Certificates, Series 2014-CR14, Class A2 3.147% 2/10/47	290,000	303,807
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A1A VRN 5.934% 6/10/46	237,287	255,195
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class AM VRN 5.970% 6/10/46	225,000	242,221

The accompanying notes are an integral part of the financial statements.

27

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Commercial Mortgage Pass-Through Certificates, Series 2007-C9, Class A4 VRN 5.988% 12/10/49	$390,000	$436,547
DBRR Trust, Series 2013-EZ3, Class A VRN (b) 1.636% 12/18/49	318,649	321,039
DBUBS Mortgage Trust, Series 2011-LC3A, Class A1 2.238% 8/10/44	127,712	128,827
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 (b) 3.386% 7/10/44	235,000	245,266
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1 (b) 3.742% 11/10/46	362,658	377,501
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4 VRN 6.015% 7/10/38	106,824	114,974
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class AM 4.780% 7/15/42	300,000	309,219
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	485,000	523,394
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class AM VRN 5.624% 12/12/44	480,000	509,223
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class AM 5.204% 12/12/49	485,000	523,237
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	480,000	533,883
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4 VRN 6.066% 6/12/46	244,225	262,441
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AM VRN 5.856% 9/12/49	250,000	279,616
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	200,000	216,392
Morgan Stanley Capital I, Series 2007-HQ11, Class A4 VRN 5.447% 2/12/44	400,000	434,665
Morgan Stanley Capital I, Series 2007-HQ11, Class AM VRN 5.478% 2/12/44	300,000	326,796

	Principal Amount	Value
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	$64,604	$65,221
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.454% 1/11/43	150,000	171,065
STRIPs Ltd., Series 2012-1A, Class A (b) 1.500% 12/25/44	148,110	146,629
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3 VRN 5.565% 8/15/39	153,729	156,197
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.565% 8/15/39	200,000	209,629
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class AM VRN 5.505% 12/15/44	355,000	374,351
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	235,000	254,047
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 (b) 3.240% 3/15/44	175,000	182,016
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (b) 3.791% 2/15/44	200,000	207,427

		12,507,679

Home Equity ABS — 2.1%
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.422% 8/25/35	91,570	90,555
ACE Securities Corp., Series 2005-HE7, Class A2D FRN 0.480% 11/25/35	149,886	147,302
ACE Securities Corp., Series 2005-ASP1, Class A2D FRN 0.502% 9/25/35	51,270	51,087
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.890% 11/25/34	35,568	35,512
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.812% 6/25/35	116,829	115,424
Asset-Backed Securities Corp. Trust, Series 2005-HE2, Class M1 FRN 0.827% 2/25/35	78,647	77,734
Citigroup Mortgage Loan Trust, Inc., Series 2003-HE4, Class A FRN (b) 0.562% 12/25/33	26,300	26,153
Citigroup Mortgage Loan Trust, Inc., Series 2005-OPT4, Class M2 FRN 0.582% 7/25/35	82,250	79,434

The accompanying notes are an integral part of the financial statements.

28

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Countrywide Asset-Backed Certificates, Series 2005-3, Class MV2 FRN 0.600% 8/25/35	$117,002	$113,923
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.612% 9/25/34	34,449	34,233
Countrywide Partnership Trust, Series 2004-EC1, Class M1 FRN 1.052% 2/25/35	102,644	93,204
Credit-Based Asset Servicing and Securitization LLC, Series 2006-RP2, Class A2 FRN (b) 0.442% 7/25/36	100,777	100,210
Fieldstone Mortgage Investment Corp., Series 2004-4, Class M2 FRN 1.725% 10/25/35	131,867	130,468
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1 FRN 0.572% 5/25/36	243,857	228,414
First Franklin Mortgage Loan Trust, Series 2005-FF4, Class M1 FRN 0.582% 5/25/35	202,392	200,157
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.392% 1/25/36	117,917	114,169
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.582% 4/25/35	106,525	99,755
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.322% 8/25/36	89,008	86,826
HSBC Home Equity Loan Trust, Series 2005-1, Class M FRN 0.683% 1/20/34	158,271	142,973
Lake Country Mortgage Loan Trust, Series 2005-HE1, Class M1 FRN (b) 0.932% 12/25/32	108,339	106,705
Long Beach Mortgage Loan Trust, Series 2005-3, Class 2A2 FRN 0.432% 8/25/45	306	305
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 0.977% 6/25/35	347,066	328,182
Merrill Lynch Mortgage Investors Trust, Series 2006-FF1, Class A2C FRN 0.352% 8/25/36	140,771	137,955
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (b) 0.885% 6/28/35	373,748	367,179
Morgan Stanley Capital, Inc., Series 2005-WMC6, Class M2 FRN 0.902% 7/25/35	200,256	197,665

	Principal Amount	Value
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 6.799% 10/25/28	$32	$33
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 FRN 0.622% 5/25/35	26,167	26,022
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A FRN 0.412% 9/25/35	142,523	140,061
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.532% 8/25/35	165,150	162,154
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.652% 3/25/35	138,122	135,720
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.342% 3/25/36	6,109	6,101
Residential Asset Securities Corp., Series 2005-EMX4, Class M1 FRN 0.582% 11/25/35	267,669	255,036
Security National Mortgage Loan Trust, Series 2006-3A, Class A1 FRN (b) 0.432% 1/25/37	284,708	283,797
Specialty Underwriting & Residential Finance, Series 2005-AB1, Class A1C FRN 0.492% 3/25/36	29,592	29,420
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.512% 8/25/35	81,435	80,708

		4,224,576

Other ABS — 8.3%
321 Henderson Receivables I LLC, Series 2010-3A, Class A (b) 3.820% 12/15/48	443,700	468,522
AIMCO CLO Ltd., Series 2014-AA, Class A FRN (b) 1.763% 7/20/26	350,000	349,996
ARL First LLC, Series 2012-1A, Class A1 FRN (b) 1.902% 12/15/42	125,777	128,843
Ascentium Equipment Receivables LLC, Series 2014-1A, Class A2 (b) 1.040% 1/10/17	520,000	519,643
Ascentium Equipment Receivables LLC, Series 2014-1A, Class B (b) 1.580% 10/10/18	240,000	239,753
BCC Funding VIII LLC, Series 2014-1A, Class A (b) 1.794% 6/20/20	191,489	191,375

The accompanying notes are an integral part of the financial statements.

29

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Cajun Global LLC, Series 2011-1A, Class A2 (b) 5.955% 2/20/41	$206,693	$214,064
Carlyle Global Market Strategies, Series 2014-1A, Class A FRN (b) 1.756% 4/17/25	535,000	536,144
CCG Receivables Trust, Series 2014-1, Class A2 (b) 1.060% 11/15/21	220,000	219,880
CLI Funding LLC, Series 2006-1A, Class A FRN (b) 0.334% 8/18/21	402,141	401,169
Direct Capital Funding V LLC, Series 2013-2, Class A2 (b) 1.730% 8/20/18	385,000	384,921
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (b) 5.216% 1/25/42	444,475	479,999
Drug Royalty Corp., Inc., Series 2014-1, Class A1 FRN (b) (d) 3.082% 7/15/23	280,000	280,000
Drug Royalty Corp., Inc., Series 2012-1, Class A1 FRN (b) 5.477% 7/15/24	152,308	157,953
Element Rail Leasing I LLC, Series 2014-1A, Class A1 (b) 2.299% 4/19/44	253,593	253,576
FRS I LLC, Series 2013-1A, Class A1 (b) 1.800% 4/15/43	129,390	128,889
Galaxy VIII CLO Ltd., Series 2007-8A, Class A FRN (b) 0.469% 4/25/19	574,868	572,613
Global Container Assets Ltd., Series 2013-1A, Class A1 (b) 2.200% 11/05/28	197,729	197,139
Hercules Capital Funding Trust, Series 2012-1A, Class A (b) 3.320% 12/16/17	115,198	115,558
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (b) 2.401% 6/02/17	250,000	253,847
Hilton Grand Vacations Trust, Series 2013-A, Class A (b) 2.280% 1/25/26	381,061	385,464
HLSS Servicer Advance Receivables Backed Notes, Series 2013-T2, Class A2 (b) 1.147% 5/16/44	235,000	235,241
HLSS Servicer Advance Receivables Backed Notes, Series 2013-T6, Class AT6 (b) 1.287% 9/15/44	500,000	500,250

	Principal Amount	Value
Horizon Funding Trust, Series 2013-1A, Class A (b) 3.000% 5/15/18	$193,607	$193,970
Icon Brands Holdings LLC, Series 2012-1A, Class A (b) 4.229% 1/25/43	91,250	92,105
Icon Brands Holdings LLC, Series 2013-1A, Class A (b) 4.352% 1/25/43	197,600	199,727
ING Investment Management CLO Ltd., Series 2013-3A, Class A1 FRN (b) 1.686% 1/18/26	260,000	260,156
LCM Ltd., Series 10AR, Class AR FRN (b) 1.487% 4/15/22	500,000	500,009
LCM Ltd., Series 16A, Class A FRN (b) 1.758% 7/15/26	430,000	430,181
LEAF II Receivables Funding LLC, Series 2013-1, Class A2 (b) 0.880% 11/15/15	690,000	690,138
Madison Park Funding XII Ltd., Series 2014-12A, Class A FRN (b) 1.723% 7/20/26	430,000	430,687
Marriott Vacation Club Owner Trust, Series 2009-2A, Class A (b) 4.809% 7/20/31	319,451	325,466
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC4, Class M4 FRN 1.097% 4/25/35	581,271	566,262
MVW Owner Trust, Series 2013-1A, Class A (b) 2.150% 4/22/30	307,311	310,111
Nations Equipment Finance Funding I LLC, Series 2013-1A, Class A (b) 1.697% 11/20/16	217,160	217,160
New Residential Advance Receivables Trust, Series 2014-T1, Class A1 (b) 1.274% 3/15/45	455,000	455,501
New York City Tax Lien, Series 2012-AA, Class A (b) 1.230% 11/10/25	47,950	47,960
Oak Hill Credit Partners IV Ltd., Series 2005-4A, Class A1B FRN (b) 0.476% 5/17/21	297,205	297,072
Oxford Finance Funding Trust, Series 2012-1A, Class A (b) 3.900% 3/15/17	138,095	138,958
PFS Financing Corp., Series 2012-BA, Class A FRN (b) 0.852% 10/17/16	1,000,000	1,001,155

The accompanying notes are an integral part of the financial statements.

30

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
PFS Financing Corp., Series 2011-BA, Class A FRN (b) 1.652% 10/17/16	$350,000	$350,917
Race Point CLO Ltd., Series 2012-7A, Class A FRN (b) 1.657% 11/08/24	200,000	200,188
Sierra Receivables Funding Co. LLC, Series 2013-2A, Class A (b) 2.280% 11/20/25	153,055	154,490
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (b) 2.840% 11/20/28	84,271	85,731
Sierra Receivables Funding Co. LLC, Series 2011-3A, Class A (b) 3.370% 7/20/28	72,814	74,612
Springleaf Funding Trust, Series 2013-AA, Class A (b) 2.580% 9/15/21	225,000	226,649
Stanfield Bristol CLO Ltd., Series 2005-1A, Class A2 FRN (b) 0.674% 10/15/19	545,000	542,095
SVO VOI Mortgage LLC, Series 2010-AA, Class A (b) 3.650% 7/20/27	84,225	85,558
TAL Advantage LLC, Series 2006-1A FRN (b) 0.343% 4/20/21	256,667	254,041
TAL Advantage LLC, Series 2014-2A, Class A1 (b) 1.700% 5/20/39	342,555	342,776
Trade MAPS 1 Ltd., Series 2013-1A, Class A FRN (b) 0.854% 12/10/18	355,000	356,221
Trafigura Securitisation Finance PLC, Series 2012-1A, Class A FRN (b) 2.552% 10/15/15	314,000	317,279
Trip Rail Master Funding LLC, Series 2011-1A, Class A1B FRN (b) 2.652% 7/15/41	341,657	351,914
Triton Container Finance LLC, Series 2012-1A, Class A (b) 4.210% 5/14/27	253,333	254,603

		16,968,531

Student Loans ABS — 3.0%
Access Group, Inc., Series 2007-A, Class A2 FRN 0.357% 8/25/26	54,158	53,924
Access Group, Inc., Series 2004-A, Class A2 FRN 0.489% 4/25/29	243,293	241,364
Access Group, Inc., Series 2003-A, Class A3 FRN 1.230% 7/01/38	179,649	166,164

	Principal Amount	Value
Brazos Student Finance Corp., Series 2003-A, Class A3 FRN 1.654% 7/01/38	$200,000	$192,715
College Loan Corp. Trust, Series 2007-2, Class A1 FRN 0.479% 1/25/24	550,000	534,687
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.652% 1/25/47	450,000	378,000
Education Funding Capital Trust I, Series 2004-1, Class A2 FRN 0.391% 12/15/22	45,686	45,583
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.651% 6/15/43	250,000	248,438
Education Funding Capital Trust I, Series 2004-1, Class A6 FRN 1.652% 6/15/43	200,000	195,920
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.880% 6/15/43	100,000	91,345
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L FRN (b) 0.297% 5/25/23	138,664	137,544
GCO Education Loan Funding Trust, Series 2006-2A, Class A2L FRN (b) 0.327% 8/25/25	349,692	349,111
Goal Capital Funding Trust, Series 2006-1, Class A3 FRN 0.347% 11/25/26	166,354	165,765
KeyCorp Student Loan Trust, Series 2004-A, Class 2A2 FRN 0.528% 10/28/41	149,144	148,685
KeyCorp Student Loan Trust, Series 2006-A, Class 2A4 FRN 0.544% 9/27/35	260,000	249,891
National Collegiate Student Loan Trust, Series 2005-2, Class A3 FRN 0.342% 2/25/28	69,973	69,643
National Collegiate Student Loan Trust, Series 2004-1, Class A2 FRN 0.493% 6/25/27	429,878	425,855
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (b) 0.952% 4/25/46	109,028	110,270
Northstar Education Finance, Inc., Series 2005-1, Class A1 FRN 0.328% 10/28/26	80,045	79,998
Northstar Education Finance, Inc., Series 2006-A, Class A3 FRN 0.439% 5/28/26	75,828	75,707

The accompanying notes are an integral part of the financial statements.

31

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pennsylvania Higher Education Assistance Agency, Series 2005-1, Class A2 FRN 0.309% 1/25/18	$29,738	$29,734
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.397% 7/15/36	627,816	623,977
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (b) 0.301% 12/15/16	100,000	100,000
SLM Student Loan Trust, Series 2003-10A, Class A1F FRN (b) 0.301% 12/15/16	150,000	150,000
SLM Student Loan Trust, Series 2003-10A, Class A1A FRN (b) 0.302% 12/15/16	125,000	125,000
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (b) 0.303% 12/15/16	100,000	100,000
SLM Student Loan Trust, Series 2006-10, Class B FRN 0.449% 3/25/44	190,502	169,838
SLM Student Loan Trust, Series 2012-B, Class A1 FRN (b) 1.252% 12/15/21	465,857	468,082
SLM Student Loan Trust, Series 2012-A, Class A1 FRN (b) 1.552% 8/15/25	185,207	187,500
SLM Student Loan Trust, Series 2013-4, Class B FRN 1.652% 12/28/43	120,000	116,462
SLM Student Loan Trust, Series 2003-5, Class A7 FRN 2.652% 6/17/30	50,000	48,538
SMS Student Loan Trust, Series 2000-A, Class A2 FRN 0.418% 10/28/28	40,994	40,894

		6,120,634

WL Collateral CMO — 0.1%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 2.843% 8/25/34	22,473	21,956
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 2.659% 2/25/34	5,447	5,372
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 3.011% 9/25/33	1,443	1,301
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 FRN 2.544% 8/25/34	4,266	4,044
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.262% 5/25/37	111,092	72,309

	Principal Amount	Value
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A FRN 2.355% 8/25/34	$15,507	$13,244
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.402% 8/25/36	26,476	24,390
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA FRN 2.225% 2/25/34	1,864	1,737
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA FRN 2.534% 7/25/33	1,006	1,013
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.375% 2/25/34	51	52
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (b) 2.500% 3/23/51	19,180	19,252
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A FRN 2.568% 3/25/34	10,740	10,749
WaMu Mortgage Pass-Through Certificates, Series 2004-AR2, Class A FRN 1.523% 4/25/44	24,334	24,953

		200,372

WL Collateral PAC — 0.1%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.400% 11/25/37	142,613	140,186
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.746% 6/25/32	6,497	6,311

		146,497

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $46,779,997)		47,216,764

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 5.3%
Collateralized Mortgage Obligations — 4.5%
Federal Home Loan Mortgage Corp. Series 4291, Class K 3.000% 5/15/38	1,062,912	1,080,099
Series 4290, Class CA 3.500% 12/15/38	1,449,513	1,507,341
Series 4328, Class DA 4.000% 1/15/36	1,138,687	1,213,518
Series 4325, Class MA 4.000% 9/15/39	1,379,115	1,468,933
Series 4336, Class MA 4.000% 1/15/40	2,160,827	2,301,365

The accompanying notes are an integral part of the financial statements.

32

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 4323, Class CA 4.000% 3/15/40	$634,597	$675,816
Series 2178, Class PB 7.000% 8/15/29	22,050	25,222
Federal National Mortgage Association Series 2014-14, Class A 3.500% 2/25/37	801,480	838,311
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	22,756	25,553

		9,136,158

Pass-Through Securities — 0.8%
Federal Home Loan Mortgage Corp. Pool #E85389 6.000% 9/01/16	2,403	2,513
Pool #G11431 6.000% 2/01/18	2,019	2,125
Pool #E85301 6.500% 9/01/16	9,071	9,509
Pool #E85032 6.500% 9/01/16	815	851
Pool #E85409 6.500% 9/01/16	5,294	5,531
Pool #C01079 7.500% 10/01/30	673	805
Pool #C01135 7.500% 2/01/31	1,944	2,322
Pool #554904 9.000% 3/01/17	11	12
Federal National Mortgage Association
Pool #775539 2.117% 5/01/34 FRN	23,311	24,614
Pool #725692 2.269% 10/01/33 FRN	61,794	65,211
Pool #888586 2.342% 10/01/34 FRN	62,725	66,389
Pool #587994 6.000% 6/01/16	1,055	1,097
Pool #253880 6.500% 7/01/16	3,351	3,494
Pool #575667 7.000% 3/01/31	2,747	3,208
Pool #497120 7.500% 8/01/29	65	78
Pool #529453 7.500% 1/01/30	604	721
Pool #531196 7.500% 2/01/30	82	98
Pool #532418 7.500% 2/01/30	928	1,109
Pool #530299 7.500% 3/01/30	96	114

	Principal Amount	Value
Pool #536386 7.500% 4/01/30	$101	$121
Pool #535996 7.500% 6/01/31	2,814	3,359
Pool #523499 8.000% 11/01/29	107	125
Pool #252926 8.000% 12/01/29	73	88
Pool #532819 8.000% 3/01/30	52	63
Pool #537033 8.000% 4/01/30	909	1,102
Pool #534703 8.000% 5/01/30	622	752
Pool #253437 8.000% 9/01/30	68	82
Pool #253481 8.000% 10/01/30	29	35
Pool #190317 8.000% 8/01/31	1,315	1,587
Pool #596656 8.000% 8/01/31	680	778
Pool #602008 8.000% 8/01/31	2,067	2,503
Pool #597220 8.000% 9/01/31	1,450	1,761
Federal National Mortgage Association TBA(c) Pool #45746 5.500% 11/01/34	944,000	1,056,985
Government National Mortgage Association Pool #371146 7.000% 9/15/23	625	713
Pool #352022 7.000% 11/15/23	2,967	3,397
Pool #491089 7.000% 12/15/28	6,631	7,787
Pool #483598 7.000% 1/15/29	873	1,022
Pool #478658 7.000% 5/15/29	510	602
Pool #500928 7.000% 5/15/29	1,198	1,406
Pool #499410 7.000% 7/15/29	294	348
Pool #510083 7.000% 7/15/29	535	628
Pool #493723 7.000% 8/15/29	2,533	2,992
Pool #581417 7.000% 7/15/32	5,896	6,998
Pool #591581 7.000% 8/15/32	3,030	3,602

The accompanying notes are an integral part of the financial statements.

33

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #203940 7.500% 4/15/17	$970	$1,037
Pool #181168 7.500% 5/15/17	209	225
Pool #193870 7.500% 5/15/17	882	948
Pool #226163 7.500% 7/15/17	1,493	1,609
Government National Mortgage Association II Pool #008746 1.625% 11/20/25 FRN	1,628	1,671
Pool #080136 1.625% 11/20/27 FRN	294	303
Pool #82488 1.625% 3/20/40 FRN	178,494	184,953
Pool #82462 3.500% 1/20/40 FRN	160,873	169,899

		1,649,282

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $10,821,753)		10,785,440

U.S. TREASURY OBLIGATIONS — 5.3%
U.S. Treasury Bonds & Notes — 5.3%
U.S. Treasury Note (e) 0.625% 9/30/17	875,000	864,148
U.S. Treasury Note 1.500% 8/31/18	3,115,000	3,131,274
U.S. Treasury Note 1.625% 4/30/19	2,020,000	2,023,847
U.S. Treasury Note 1.625% 8/15/22	2,105,000	1,998,434
U.S. Treasury Note (f) 2.125% 8/15/21	2,660,000	2,658,286

		10,675,989

TOTAL U.S. TREASURY OBLIGATIONS (Cost $10,711,509)		10,675,989

TOTAL BONDS & NOTES (Cost $144,534,754)		146,210,739

	Notional Amount
PURCHASED OPTIONS — 0.2%
Financial — 0.2%
Diversified Financial — 0.2%
3-Month USD LIBOR BBA 10 Year Swaption, Call, Expires 4/25/16, Strike 3.03 (OTC — Credit Suisse International, receive fixed rate); underlying swap terminates 4/27/26	$17,945,000	452,328

		Value
TOTAL PURCHASED OPTIONS (Cost $374,153)		$452,328

TOTAL LONG-TERM INVESTMENTS (Cost $144,908,907)		146,663,067

	Principal Amount
SHORT-TERM INVESTMENTS — 28.2%
Commercial Paper — 28.2%
Agrium, Inc. 0.350% 9/25/14	$1,350,000	1,348,870
Ameren Corp. 0.180% 7/01/14	4,500,000	4,500,000
Bell Canada (b) 0.250% 7/24/14	2,500,000	2,499,601
Cameron International Corp. (b) 0.280% 7/30/14	2,350,000	2,349,470
DENTSPLY International, Inc. (b) 0.274% 8/11/14	4,000,000	3,998,770
ERAC USA Finance LLC (b) 0.320% 8/12/14	2,500,000	2,499,067
ERAC USA Finance LLC (b) 0.330% 9/18/14	1,150,000	1,149,167
Experian Finance PLC (b) 0.330% 9/18/14	2,803,000	2,800,970
FMC Corp. (b) 0.280% 7/18/14	5,000,000	4,999,339
Hewlett Packard Co. (b) 0.270% 7/28/14	4,000,000	3,999,190
Marriott International, Inc. (b) 0.290% 7/25/14	2,350,000	2,349,546
Noble Corp. (b) 0.270% 7/17/14	4,560,000	4,559,453
Pall Corp. (b) 0.250% 7/07/14	2,000,000	1,999,917
Pentair Finance (b) 0.304% 7/08/14	1,000,000	999,942
Plains Midstream (b) 0.260% 7/03/14	1,500,000	1,499,978
Rockwell Collins, Inc. (b) 0.300% 8/12/14	3,500,000	3,498,775
Sempra Energy Holdings (b) 0.611% 12/09/14	2,500,000	2,493,292
Sempra Energy Holdings (b) 0.715% 3/06/15	2,500,000	2,487,944
Vodafone Group PLC (b) 0.550% 4/08/15	2,000,000	1,991,414
WPP CP LLC (b) 0.415% 9/17/14	2,500,000	2,497,752
Xcel Energy, Inc. (b) 0.406% 7/14/14	2,000,000	1,999,711

The accompanying notes are an integral part of the financial statements.

34

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Xcel Energy, Inc. (b) 0.499% 10/10/14	$1,000,000	$998,625

		57,520,793

Time Deposits — 0.0%
Euro Time Deposit 0.010% 7/01/14	47,654	47,654

TOTAL SHORT-TERM INVESTMENTS (Cost $57,568,447)		57,568,447

TOTAL INVESTMENTS — 100.2% (Cost $202,477,354) (g)		204,231,514

Other Assets/(Liabilities) — (0.2)%		(307,492)

NET ASSETS — 100.0%		$203,924,022

Notes to Portfolio of Investments

ABS	Asset-Backed Security
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At June 30, 2014, these securities amounted to a value of $2,789 or 0.00% of net assets.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, these securities amounted to a value of $99,092,975 or 48.59% of net assets.
(c)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(d)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At June 30, 2014, these securities amounted to a value of $280,000 or 0.14% of net assets.
(e)	A portion of this security is held as collateral for open swap agreements (Note 2).
(f)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

35

MML Small Cap Equity Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
EQUITIES — 97.4%

COMMON STOCK — 97.4%
Basic Materials — 7.4%
Chemicals — 3.4%
A. Schulman, Inc.	23,032	$891,338
Cytec Industries, Inc.	8,741	921,476
Intrepid Potash, Inc. (a) (b)	53,980	904,705
Tronox Ltd. Class A	43,620	1,173,378

		3,890,897

Forest Products & Paper — 1.8%
P.H. Glatfelter Co.	76,020	2,016,811

Mining — 2.2%
Century Aluminum Co. (a)	59,980	940,486
Kaiser Aluminum Corp.	20,570	1,498,936

		2,439,422

		8,347,130

Communications — 3.7%
Internet — 1.2%
Web.com Group, Inc. (a)	47,390	1,368,149

Telecommunications — 2.5%
Finisar Corp. (a) (b)	100,284	1,980,609
Mastec, Inc. (a)	25,330	780,671

		2,761,280

		4,129,429

Consumer, Cyclical — 12.6%
Airlines — 0.9%
Spirit Airlines, Inc. (a)	15,520	981,485

Auto Manufacturers — 0.5%
Wabash National Corp. (a)	41,430	590,377

Automotive & Parts — 2.8%
Dana Holding Corp.	106,809	2,608,276
Titan International, Inc. (b)	32,590	548,164

		3,156,440

Home Builders — 1.0%
KB Home (b)	61,450	1,147,886

Retail — 7.4%
Brinker International, Inc.	34,120	1,659,938
Dunkin’ Brands Group, Inc.	13,978	640,332
Mattress Firm Holding Corp. (a) (b)	33,630	1,605,833
Pier 1 Imports, Inc.	53,140	818,887
Popeyes Louisiana Kitchen, Inc. (a)	26,380	1,153,070
Signet Jewelers Ltd.	6,990	773,024
Texas Roadhouse, Inc.	64,040	1,665,040

		8,316,124

		14,192,312

	Number of Shares	Value
Consumer, Non-cyclical — 24.8%
Biotechnology — 1.9%
Celldex Therapeutics, Inc. (a) (b)	23,310	$380,419
Integra LifeSciences Holdings (a)	20,360	958,142
MorphoSys AG (a)	5,753	539,724
Ultragenyx Pharmaceutical, Inc. (a)	7,160	321,412

		2,199,697

Commercial Services — 12.1%
ABM Industries, Inc.	34,100	920,018
Booz Allen Hamilton Holding Corp.	42,940	912,046
HMS Holdings Corp. (a)	50,764	1,036,093
KAR Auction Services, Inc.	75,120	2,394,074
Korn/Ferry International (a)	88,691	2,604,855
LifeLock, Inc. (a)	102,940	1,437,042
MAXIMUS, Inc.	24,030	1,033,771
Monro Muffler Brake, Inc.	9,984	531,049
Paylocity Holding Corp. (a)	17,620	381,121
Robert Half International, Inc.	32,993	1,575,086
Team Health Holdings, Inc. (a)	16,110	804,533

		13,629,688

Foods — 0.5%
Flowers Foods, Inc.	27,035	569,898

Health Care – Products — 2.2%
Dexcom, Inc. (a)	23,639	937,523
Endologix, Inc. (a)	43,270	658,136
Spectranetics Corp. (a)	38,290	876,075

		2,471,734

Health Care – Services — 4.0%
Acadia Healthcare Co., Inc. (a)	20,530	934,115
HealthSouth Corp.	43,111	1,546,392
WellCare Health Plans, Inc. (a)	26,543	1,981,700

		4,462,207

Household Products — 2.8%
Acco Brands Corp. (a)	179,970	1,153,608
Prestige Brands Holdings, Inc. (a)	58,031	1,966,670

		3,120,278

Pharmaceuticals — 1.3%
AcelRx Pharmaceuticals, Inc. (a) (b)	25,780	264,245
Aratana Therapeutics, Inc. (a) (b)	23,460	366,211
Keryx Biopharmaceuticals, Inc. (a) (b)	57,140	878,813

		1,509,269

		27,962,771

Diversified — 0.6%
Holding Company – Diversified — 0.6%
Horizon Pharma, Inc. (a) (b)	39,821	629,968

The accompanying notes are an integral part of the financial statements.

36

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Energy — 4.1%
Energy – Alternate Sources — 1.0%
Renewable Energy Group, Inc. (a)	97,479	$1,118,084

Oil & Gas — 3.1%
Energy XXI (Bermuda) Ltd.	38,707	914,644
Valero Energy Partners LP	31,565	1,588,035
Western Refining, Inc.	28,350	1,064,542

		3,567,221

		4,685,305

Financial — 23.2%
Banks — 5.8%
BancorpSouth, Inc.	59,040	1,450,613
FirstMerit Corp.	74,705	1,475,424
MB Financial, Inc.	52,490	1,419,854
Talmer Bancorp, Inc. (a)	43,040	593,522
Webster Financial Corp.	49,860	1,572,584

		6,511,997

Insurance — 0.9%
AmTrust Financial Services, Inc. (b)	23,713	991,441

Real Estate Investment Trusts (REITS) — 11.8%
Apollo Commercial Real Estate Finance, Inc.	86,327	1,423,532
Chatham Lodging Trust	69,180	1,515,042
DuPont Fabros Technology, Inc.	49,560	1,336,137
LaSalle Hotel Properties	81,625	2,880,546
Mid-America Apartment Communities, Inc.	16,278	1,189,108
Redwood Trust, Inc. (b)	107,710	2,097,114
STAG Industrial, Inc.	87,780	2,107,598
Starwood Property Trust, Inc.	33,623	799,219

		13,348,296

Savings & Loans — 4.7%
BankUnited, Inc.	52,219	1,748,292
First Niagara Financial Group, Inc.	196,380	1,716,361
Flagstar Bancorp, Inc. (a)	52,029	941,725
Oritani Financial Corp.	57,820	889,850

		5,296,228

		26,147,962

Industrial — 10.6%
Aerospace & Defense — 2.3%
AAR Corp.	19,696	542,822
Orbital Sciences Corp. (a)	39,770	1,175,203
Triumph Group, Inc.	12,150	848,313

		2,566,338

Building Materials — 1.3%
Boise Cascade Co. (a)	50,150	1,436,296

	Number of Shares	Value
Electrical Components & Equipment — 1.0%
Greatbatch, Inc. (a)	22,335	$1,095,755

Electronics — 0.3%
Fluidigm Corp. (a)	10,080	296,352

Engineering & Construction — 0.8%
AECOM Technology Corp. (a)	30,057	967,836

Environmental Controls — 1.1%
Waste Connections, Inc.	25,651	1,245,356

Manufacturing — 0.5%
Matthews International Corp. Class A	15,120	628,538

Packaging & Containers — 0.6%
Packaging Corporation of America	9,379	670,505

Transportation — 2.7%
Saia, Inc. (a)	25,336	1,113,011
Swift Transportation Co. (a)	44,205	1,115,292
XPO Logistics, Inc. (a) (b)	30,100	861,462

		3,089,765

		11,996,741

Technology — 10.0%
Computers — 4.4%
CACI International, Inc. Class A (a)	4,790	336,306
FleetMatics Group PLC (a) (b)	15,310	495,125
Fortinet, Inc. (a)	79,215	1,990,673
j2 Global, Inc.	20,421	1,038,612
Unisys Corp. (a)	46,490	1,150,163

		5,010,879

Semiconductors — 2.9%
Cavium, Inc. (a)	35,180	1,747,039
Semtech Corp. (a)	56,986	1,490,184

		3,237,223

Software — 2.7%
Guidewire Software, Inc. (a)	40,670	1,653,642
Imperva, Inc. (a)	16,530	432,755
Proofpoint, Inc. (a)	26,200	981,452

		3,067,849

		11,315,951

Utilities — 0.4%
Water — 0.4%
Aqua America, Inc.	18,605	487,823

TOTAL COMMON STOCK (Cost $88,611,424)		109,895,392

TOTAL EQUITIES (Cost $88,611,424)		109,895,392

The accompanying notes are an integral part of the financial statements.

37

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 8.7%
Diversified Financial — 8.7%
State Street Navigator Securities Lending Prime Portfolio (c)	9,741,151	$9,741,151

TOTAL MUTUAL FUNDS (Cost $9,741,151)		9,741,151

TOTAL LONG-TERM INVESTMENTS (Cost $98,352,575)		119,636,543

	Principal Amount
SHORT-TERM INVESTMENTS — 2.3%
Repurchase Agreement — 2.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/14, 0.010%, due 7/01/14 (d)	$2,609,982	2,609,982

Time Deposits — 0.0%
Euro Time Deposit 0.010% 7/01/14	196	196

TOTAL SHORT-TERM INVESTMENTS (Cost $2,610,178)		2,610,178

TOTAL INVESTMENTS — 108.4% (Cost $100,962,753) (e)		122,246,721

Other Assets/(Liabilities) — (8.4)%		(9,445,576)

NET ASSETS — 100.0%		$112,801,145

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2014, was $9,508,059 or 8.43% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $2,609,983. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity dates of 10/15/40, and an aggregate market value, including accrued interest, of $2,666,245.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

38

MML Strategic Emerging Markets Fund – Portfolio of Investments

June 30, 2014 (Unaudited)

	Number of Shares	Value
EQUITIES — 94.6%

COMMON STOCK — 92.2%
Basic Materials — 3.0%
Chemicals — 0.4%
Asian Paints Ltd.	46,631	$459,767

Mining — 2.6%
Alrosa AO	458,603	566,569
Glencore PLC	362,771	2,021,425
Grupo Mexico SAB de CV	65,585	218,844

		2,806,838

		3,266,605

Communications — 17.7%
Internet — 12.3%
B2W Cia Digital (a)	26,500	335,823
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	27,820	5,197,054
Ctrip.com International Ltd. ADR (Cayman Islands) (a)	8,820	564,833
JD.com, Inc. (a)	5,610	159,941
MercadoLibre, Inc. (b)	12,210	1,164,834
NAVER Corp.	1,007	833,238
Tencent Holdings Ltd.	129,914	1,991,636
Yandex NV (a)	76,910	2,741,072
Youku Tudou, Inc. (a) (b)	23,580	562,619

		13,551,050

Media — 2.7%
Grupo Televisa SAB Sponsored ADR (Mexico)	37,770	1,295,889
Naspers Ltd.	5,121	602,776
Zee Entertainment Enterprises Ltd.	211,744	1,031,508

		2,930,173

Telecommunications — 2.7%
America Movil SAB de CV Sponsored ADR (Mexico)	45,460	943,295
MTN Group Ltd.	54,276	1,142,151
Telefonica Brasil SA Sponsored ADR (Brazil)	42,520	872,085

		2,957,531

		19,438,754

Consumer, Cyclical — 9.9%
Apparel — 1.8%
Prada SpA	280,000	1,990,507

Lodging — 1.7%
Genting Bhd	405,000	1,260,028
Home Inns & Hotels Management, Inc. ADR (China) (a) (b)	16,630	569,245

		1,829,273

	Number of Shares	Value
Retail — 6.4%
Almacenes Exito SA (c)	28,900	$485,829
Almacenes Exito SA	31,603	531,907
Astra International Tbk PT	2,675,000	1,641,554
Cie Financiere Richemont SA	12,979	1,362,220
CP ALL PCL	697,600	1,031,730
InRetail Peru Corp. (a) (c) (d)	11,766	181,638
Jollibee Foods Corp.	132,380	533,766
Shinsegae Co. Ltd.	1,583	340,772
SM Investments Corp.	48,600	908,536

		7,017,952

		10,837,732

Consumer, Non-cyclical — 23.5%
Beverages — 7.3%
AMBEV SA	27,560	194,022
Anadolu Efes Biracilik Ve Malt Sanayii AS	52,536	643,546
Carlsberg A/S Class B	19,013	2,047,864
Diageo PLC	10,860	345,710
Fomento Economico Mexicano SAB de CV	115,316	1,080,496
Nigerian Breweries PLC	486,626	513,652
Pernod-Ricard SA	11,981	1,438,812
SABMiller PLC	22,974	1,331,055
Tsingtao Brewery Co. Ltd.	60,000	469,713

		8,064,870

Commercial Services — 4.2%
DP World Ltd.	8,895	175,232
DP World Ltd.	46,206	914,568
Estacio Participacoes SA	85,400	1,130,550
International Container Terminal Services, Inc.	45,820	116,518
Kroton Educacional SA	39,511	1,107,989
Localiza Rent a Car SA	2,100	34,634
New Oriental Education & Technology Group, Inc. Sponsored ADR (Cayman Islands)	43,110	1,145,433

		4,624,924

Cosmetics & Personal Care — 1.4%
Colgate-Palmolive India Ltd.	18,942	474,651
Natura Cosmeticos SA	64,700	1,090,778

		1,565,429

Foods — 6.4%
BIM Birlesik Magazalar AS	22,283	511,190
Cencosud SA	324,705	1,066,272
Magnit OJSC (a)	10,507	2,732,641
Tingyi Cayman Islands Holding Corp.	560,000	1,567,980
Ulker Biskuvi Sanayi AS	36,175	303,101

The accompanying notes are an integral part of the financial statements.

39

MML Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Want Want China Holdings Ltd.	613,000	$881,211

		7,062,395

Health Care – Products — 0.8%
Mindray Medical International Ltd. ADR (Cayman Islands) (b)	15,510	488,565
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	448,000	436,660

		925,225

Health Care – Services — 0.9%
Apollo Hospitals Enterprise Ltd.	30,051	498,603
Diagnosticos da America SA	69,500	441,315

		939,918

Household Products — 0.7%
Hindustan Unilever Ltd.	20,673	212,893
Marico Kaya Enterprises Ltd. (a) (d)	794	28
Marico Ltd.	74,832	304,848
Unilever Indonesia Tbk PT	87,000	214,840

		732,609

Pharmaceuticals — 1.8%
Cipla Ltd/India	79,222	577,629
Divi’s Laboratories Ltd.	2,640	64,314
Dr Reddy’s Laboratories Ltd.	7,492	326,267
Glenmark Pharmaceuticals Ltd.	12,456	118,051
Lupin Ltd.	3,265	57,007
Sinopharm Group Co.	240,400	667,159
Sun Pharmaceutical Industries Ltd.	10,637	121,591

		1,932,018

		25,847,388

Diversified — 3.0%
Holding Company – Diversified — 3.0%
Haci Omer Sabanci Holding AS	262,251	1,224,339
Jardine Strategic Holdings Ltd.	28,130	1,005,271
LVMH Moet Hennessy Louis Vuitton SA	5,666	1,091,445

		3,321,055

Energy — 8.5%
Oil & Gas — 7.6%
CNOOC Ltd.	607,000	1,092,531
NovaTek OAO (e)	21,584	2,680,031
Petroleo Brasileiro SA Sponsored ADR (Brazil)	152,300	2,381,972
Tullow Oil PLC	120,723	1,761,463
Vallares PLC (a)	26,997	468,389

		8,384,386

Oil & Gas Services — 0.9%
China Oilfield Services Ltd.	204,000	490,565
Eurasia Drilling Co. Ltd. (e)	5,117	161,186
Eurasia Drilling Co. Ltd. (e)	8,900	280,601

		932,352

		9,316,738

	Number of Shares	Value
Financial — 17.5%
Banks — 5.4%
Banco Bradesco SA Sponsored ADR (Brazil) (b)	40,000	$580,800
Bancolombia SA Sponsored ADR (Colombia)	10,340	597,652
Commercial International Bank	104,216	523,263
Grupo Financiero Inbursa SAB de CV	263,965	786,798
Guaranty Trust Bank PLC	1,262,170	224,240
ICICI Bank Ltd. Sponsored ADR (India)	41,250	2,058,375
Turkiye Garanti Bankasi AS	209,671	820,521
Zenith Bank PLC	2,228,014	342,508

		5,934,157

Diversified Financial — 6.9%
BM&F BOVESPA SA	372,500	1,953,960
Grupo Financiero Banorte SAB de CV Class O	162,096	1,159,230
Hong Kong Exchanges and Clearing Ltd.	42,943	801,051
Housing Development Finance Corp.	159,113	2,612,245
Old Mutual PLC	285,346	965,334
Shriram Transport Finance Co. Ltd.	6,958	104,238

		7,596,058

Insurance — 1.4%
AIA Group Ltd.	200,800	1,011,765
China Life Insurance Co. Ltd.	2,000	5,228
Sul America SA	71,200	504,313

		1,521,306

Investment Companies — 0.3%
Grupo de Inversiones Suramericana SA	15,413	327,552

Real Estate — 3.5%
Cyrela Brazil Realty SA	80,700	504,763
Hang Lung Properties Ltd.	101,000	546,988
Hang Lung Properties Ltd.	524,000	1,616,191
SM Prime Holdings, Inc.	1,884,500	684,723
SOHO China Ltd.	718,500	562,857

		3,915,522

		19,294,595

Industrial — 4.6%
Aerospace & Defense — 0.8%
Embraer SA Sponsored ADR (Brazil)	24,690	899,457

Building Materials — 2.0%
Ambuja Cements Ltd.	143,186	525,343
Indocement Tunggal Prakarsa Tbk PT	264,000	502,168
Semen Indonesia Persero Tbk PT	410,500	521,998
Ultratech Cement Ltd.	16,416	705,880

		2,255,389

The accompanying notes are an integral part of the financial statements.

40

MML Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Engineering & Construction — 0.3%
Airports of Thailand PCL	21,400	$130,886
Grupo Aeroportuario del Sureste SAB de CV	12,495	158,770
Multiplan Empreendimentos Imobiliarios SA	2,600	60,366

		350,022

Metal Fabricate & Hardware — 1.5%
Tenaris SA Sponsored ADR (Luxembourg) (b)	33,960	1,601,214

		5,106,082

Technology — 4.5%
Computers — 0.9%
Tata Consultancy Services Ltd.	25,517	1,024,386

Semiconductors — 1.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	497,000	2,093,665

Software — 1.7%
Infosys Technologies Ltd.	34,030	1,838,877

		4,956,928

TOTAL COMMON STOCK (Cost $94,613,664)		101,385,877

PREFERRED STOCK — 2.4%
Basic Materials — 0.1%
Mining — 0.1%
Vale SA Class A 7.260%	8,286	98,817

Communications — 0.1%
Media — 0.1%
Zee Entertainment Enterprises Ltd. 6.000%	5,038,404	63,666

Consumer, Cyclical — 1.4%
Retail — 1.4%
Lojas Americanas SA 0.720%	239,500	1,528,377

Financial — 0.6%
Banks — 0.6%
Banco Davivienda SA 3.570%	33,216	536,410
Bancolombia SA 2.790%	6,064	88,820

		625,230

Industrial — 0.2%
Building Materials — 0.2%
Cementos Argos SA 2.330%	48,598	294,565

TOTAL PREFERRED STOCK (Cost $2,297,794)		2,610,655

TOTAL EQUITIES (Cost $96,911,458)		103,996,532

	Number of Shares	Value
RIGHTS — 0.0%
Communications — 0.0%
Internet — 0.0%
B2W Cia Digital (a)	15,866	$14,003

TOTAL RIGHTS (Cost $0)		14,003

MUTUAL FUNDS — 3.6%
Diversified Financial — 3.6%
State Street Navigator Securities Lending Prime Portfolio (f)	4,029,495	4,029,495

TOTAL MUTUAL FUNDS (Cost $4,029,495)		4,029,495

WARRANTS — 0.1%
Consumer, Cyclical — 0.1%
Lodging — 0.1%
Genting BHD, Expires 12/18/18, Strike Price 7.96 (a)	81,500	72,845

TOTAL WARRANTS (Cost $38,401)		72,845

TOTAL LONG-TERM INVESTMENTS (Cost $100,979,354)		108,112,875

	Principal Amount

SHORT-TERM INVESTMENTS — 5.6%
Repurchase Agreement — 5.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/14, 0.010%, due 7/01/14 (g)	$6,132,649	6,132,649

TOTAL SHORT-TERM INVESTMENTS (Cost $6,132,649)		6,132,649

TOTAL INVESTMENTS — 103.9% (Cost $107,112,003) (h)		114,245,524

Other Assets/(Liabilities) — (3.9)%		(4,339,010)

NET ASSETS — 100.0%		$109,906,514

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

41

MML Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2014, was $3,932,140 or 3.58% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, these securities amounted to a value of $667,467 or 0.61% of net assets.
(d)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At June 30, 2014, these securities amounted to a value of $181,666 or 0.17% of net assets.
(e)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At June 30, 2014, these securities amounted to a value of $3,121,818 or 2.84% of net assets.
(f)	Represents investment of security lending collateral. (Note 2).
(g)	Maturity value of $6,132,651. Collateralized by U.S. Government Agency obligations with rates ranging from 3.000% – 4.000%, maturity date of 5/15/40, and an aggregate market value, including accrued interest, of $6,258,808.
(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

42

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MML Series Investment Fund II – Financial Statements

Statements of Assets and Liabilities

June 30, 2014 (Unaudited)

	MML High Yield Fund	MML Inflation- Protected and Income Fund
Assets:
Investments, at value (Note 2) (a)	$160,912,339	$536,102,425
Short-term investments, at value (Note 2) (b)	2,393,780	168,397,602

Total investments (c)	163,306,119	704,500,027

Foreign currency, at value (d)	-	-
Receivables from:
Investments sold	1,295,756	12,087,443
Investments sold on a when-issued basis (Note 2)	120,600	-
Investment adviser (Note 3)	18,950	-
Fund shares sold	245,060	31,435
Variation margin on open derivative instruments (Note 2)	-	-
Interest and dividends	2,642,991	1,642,760
Foreign taxes withheld	-	-

Total assets	167,629,476	718,261,665

Liabilities:
Payables for:
Investments purchased	380,898	-
Reverse repurchase agreements (Note 2)	-	337,356,767
Interest for reverse repurchase agreements (Note 2)	-	80,221
Fund shares repurchased	195,125	1,006,093
Investments purchased on a when-issued basis (Note 2)	3,182,250	1,325,000
Securities on loan (Note 2)	-	-
Trustees’ fees and expenses (Note 3)	10,451	60,500
Variation margin on open derivative instruments (Note 2)	-	43,858
Collateral pledged for reverse repurchase agreements (Note 2)	-	2,477,990
Affiliates (Note 3):
Investment advisory fees	82,910	176,138
Administration fees	20,727	-
Service fees	16,130	33,002
Due to custodian	-	6,234
Accrued expense and other liabilities	39,777	59,819

Total liabilities	3,928,268	342,625,622

Net assets	$163,701,208	$375,636,043

Net assets consist of:
Paid-in capital	$152,308,709	$361,246,273
Undistributed (accumulated) net investment income (loss)	2,656,606	4,737,295
Accumulated net realized gain (loss) on investments and foreign currency transactions	1,919,833	(4,771,191)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	6,816,060	14,423,666

Net assets	$163,701,208	$375,636,043

(a) Cost of investments:	$154,096,279	$521,496,904
(b) Cost of short-term investments:	$2,393,780	$168,397,602
(c) Securities on loan with market value of:	$-	$-
(d) Cost of foreign currency:	$-	$-

The accompanying notes are an integral part of the financial statements.

44

MML Short- Duration Bond Fund	MML Small Cap Equity Fund	MML Strategic Emerging Markets Fund

$146,663,067	$119,636,543	$108,112,875
57,568,447	2,610,178	6,132,649

204,231,514	122,246,721	114,245,524

-	-	158,757

-	1,959,176	34,873
1,053,906	-	-
602	-	25,648
80,015	82,635	41,443
7,429	-	-
1,065,590	168,988	130,317
-	-	2,535

206,439,056	124,457,520	114,639,097

-	1,743,297	205,494
-	-	-
-	-	-
29,143	32,140	83,146
2,311,094	-	-
-	9,741,151	4,029,495
20,245	26,429	4,753
9,423	-	-
-	-	-

68,990	61,349	96,781
17,247	-	23,043
13,362	5,485	5,663
5,707	196	-
39,823	46,328	284,208

2,515,034	11,656,375	4,732,583

$203,924,022	$112,801,145	$109,906,514

$203,837,590	$66,910,460	$104,041,488
284,054	1,548,168	566,338
(1,920,396)	23,058,549	(1,587,946)
1,722,774	21,283,968	6,886,634

$203,924,022	$112,801,145	$109,906,514

$144,908,907	$98,352,575	$100,979,354
$57,568,447	$2,610,178	$6,132,649
$-	$9,508,059	$3,932,140
$-	$-	$159,036

45

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Assets and Liabilities

June 30, 2014 (Unaudited)

	MML High Yield Fund	MML Inflation- Protected and Income Fund
Initial Class shares:
Net assets	$-	$321,928,683

Shares outstanding (a)	-	30,181,863

Net asset value, offering price and redemption price per share	$-	$10.67

Class II shares:
Net assets	$136,683,485	$-

Shares outstanding (a)	12,356,733	-

Net asset value, offering price and redemption price per share	$11.06	$-

Service Class shares:
Net assets	$-	$53,707,360

Shares outstanding (a)	-	5,051,807

Net asset value, offering price and redemption price per share	$-	$10.63

Service Class I shares:
Net assets	$27,017,723	$-

Shares outstanding (a)	2,449,782	-

Net asset value, offering price and redemption price per share	$11.03	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

46

MML Short- Duration Bond Fund	MML Small Cap Equity Fund	MML Strategic Emerging Markets Fund

$-	$103,731,760	$-

-	9,038,208	-

$-	$11.48	$-

$182,256,075	$-	$100,392,556

18,281,670	-	9,315,198

$9.97	$-	$10.78

$-	$9,069,385	$-

-	798,633	-

$-	$11.36	$-

$21,667,947	$-	$9,513,958

2,176,543	-	881,598

$9.96	$-	$10.79

47

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Operations

For the Six Months Ended June 30, 2014 (Unaudited)

	MML High Yield Fund	MML Inflation- Protected and Income Fund
Investment income (Note 2):
Dividends (a)	$-	$-
Interest	5,731,557	7,715,566
Securities lending net income	-	-

Total investment income	5,731,557	7,715,566

Expenses (Note 3):
Investment advisory fees	469,338	1,032,522
Custody fees	29,295	38,427
Interest expense	-	227,353
Audit fees	17,058	17,287
Legal fees	366	880
Proxy fees	510	510
Shareholder reporting fees	8,459	20,386
Trustees’ fees	4,538	12,236

	529,564	1,349,601
Administration fees:
Class II	98,990	-
Service Class I	18,345	-
Distribution and Service fees:
Service Class	-	65,683
Service Class I	30,575	-

Total expenses	677,474	1,415,284
Expenses waived (Note 3):
Class II fees reimbursed by adviser	(24,355)	-
Service Class I fees reimbursed by adviser	(4,583)	-
Class II advisory fees waived	(65,983)	-
Service Class I advisory fees waived	(12,240)	-

Net expenses	570,313	1,415,284

Net investment income (loss)	5,161,244	6,300,282

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	1,885,940	2,792,602
Futures contracts	-	(696,882)
Swap agreements	-	1,330
Foreign currency transactions	-	-

Net realized gain (loss)	1,885,940	2,097,050

Net change in unrealized appreciation (depreciation) on:
Investment transactions	2,430,826	13,946,860
Futures contracts	-	(207,198)
Swap agreements	-	128,103
Translation of assets and liabilities in foreign currencies	-	-

Net change in unrealized appreciation (depreciation)	2,430,826	13,867,765

Net realized gain (loss) and change in unrealized appreciation (depreciation)	4,316,766	15,964,815

Net increase (decrease) in net assets resulting from operations	$9,478,010	$22,265,097

(a) Net of withholding tax of:	$-	$-

The accompanying notes are an integral part of the financial statements.

48

MML Short- Duration Bond Fund	MML Small Cap Equity Fund	MML Strategic Emerging Markets Fund

$-	$1,076,326	$996,155
2,034,510	103	293
-	33,306	21,436

2,034,510	1,109,735	1,017,884

413,364	356,792	536,272
18,369	9,796	141,159
-	-	-
17,328	15,769	25,178
573	296	142
510	510	510
11,034	6,695	6,333
6,672	3,407	2,456

467,850	393,265	712,050

92,735	-	116,800
10,606	-	10,884

-	10,499	-
26,515	-	10,884

597,706	403,764	850,618

(2,510)	-	(114,066)
(305)	-	(10,639)
-	-	-
-	-	-

594,891	403,764	725,913

1,439,619	705,971	291,971

355,515	14,660,129	780,123
(45,764)	-	-
12,142	-	-
-	(455)	(14,997)

321,893	14,659,674	765,126

406,814	(10,335,942)	5,262,163
(127,804)	-	-
149,788	-	-
-	-	(200,882)

428,798	(10,335,942)	5,061,281

750,691	4,323,732	5,826,407

$2,190,310	$5,029,703	$6,118,378

$-	$-	$91,739

49

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML High Yield Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$5,161,244	$8,957,827
Net realized gain (loss) on investment transactions	1,885,940	6,013,649
Net change in unrealized appreciation (depreciation) on investments	2,430,826	(848,013)

Net increase (decrease) in net assets resulting from operations	9,478,010	14,123,463

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class II	(2,186,135)	(7,607,553)
Service Class	-	-
Service Class I	(392,899)	(1,300,255)

Total distributions from net investment income	(2,579,034)	(8,907,808)

From net realized gains:
Initial Class	-	-
Class II	(5,338,555)	(2,919,330)
Service Class	-	-
Service Class I	(993,786)	(470,664)

Total distributions from net realized gains	(6,332,341)	(3,389,994)

Net fund share transactions (Note 5):
Initial Class	-	-
Class II	6,929,891	5,403,490
Service Class	-	-
Service Class I	4,812,695	5,271,684

Increase (decrease) in net assets from fund share transactions	11,742,586	10,675,174

Total increase (decrease) in net assets	12,309,221	12,500,835
Net assets
Beginning of period	151,391,987	138,891,152

End of period	$163,701,208	$151,391,987

Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$2,656,606	$74,396

The accompanying notes are an integral part of the financial statements.

50

MML Inflation-Protected and Income Fund		MML Short-Duration Bond Fund
Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

$6,300,282	$5,457,278	$1,439,619	$2,736,847
2,097,050	8,428,210	321,893	279,778
13,867,765	(49,115,841)	428,798	(1,316,971)

22,265,097	(35,230,353)	2,190,310	1,699,654

(1,995,518)	(6,144,815)	-	-
-	-	(1,460,043)	(3,664,440)
(291,376)	(940,978)	-	-
-	-	(156,453)	(369,770)

(2,286,894)	(7,085,793)	(1,616,496)	(4,034,210)

(7,105,127)	(8,544,115)	-	-
-	-	(24,648)	(805,227)
(1,153,841)	(1,613,200)	-	-
-	-	(2,860)	(100,157)

(8,258,968)	(10,157,315)	(27,508)	(905,384)

(14,528,740)	5,688,025	-	-
-	-	(13,527,679)	32,135,570
(1,836,448)	(3,445,716)	-	-
-	-	(71,036)	1,201,285

(16,365,188)	2,242,309	(13,598,715)	33,336,855

(4,645,953)	(50,231,152)	(13,052,409)	30,096,915

380,281,996	430,513,148	216,976,431	186,879,516

$375,636,043	$380,281,996	$203,924,022	$216,976,431

$4,737,295	$723,907	$284,054	$460,931

51

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Small Cap Equity Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$705,971	$856,048
Net realized gain (loss) on investment transactions	14,659,674	16,126,989
Net change in unrealized appreciation (depreciation) on investments	(10,335,942)	17,177,224

Net increase (decrease) in net assets resulting from operations	5,029,703	34,160,261

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	(950,858)
Service Class	-	(55,926)

Total distributions from net investment income	-	(1,006,784)

From net realized gains:
Initial Class	-	(10,569,277)
Service Class	-	(728,020)

Total distributions from net realized gains	-	(11,297,297)

Net fund share transactions (Note 5):
Initial Class	(5,076,381)	880,320
Class II	-	-
Service Class	1,027,018	1,864,948
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	(4,049,363)	2,745,268

Total increase (decrease) in net assets	980,340	24,601,448
Net assets
Beginning of period	111,820,805	87,219,357

End of period	$112,801,145	$111,820,805

Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$1,548,168	$842,197

The accompanying notes are an integral part of the financial statements.

52

MML Strategic Emerging Markets Fund
Six Months Ended June 30, 2014 (Unaudited)	Period Ended December 31, 2013

$291,971	$458,193
765,126	(1,582,924)
5,061,281	(1,701,019)

6,118,378	(2,825,750)

-	-
-	-

-	-

-	-
-	-

-	-

-	-
3,103,298	47,048,037
-	-
(88,420)	869,969

3,014,878	47,918,006

9,133,256	45,092,256

100,773,258	55,681,002

$109,906,514	$100,773,258

$566,338	$274,367

53

MML Series Investment Fund II – Financial Statements (Continued)

Statement of Cash Flows

For the Six Months Ended June 30, 2014 (Unaudited)

MML Inflation- Protected and Income Fund
Cash flows from operating activities:
Net increase in net assets resulting from operations	$22,265,097
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(220,339,113)
Investments sold	196,812,367
Adjustments to the principal amount of inflation-indexed bonds	(5,112,633)
(Purchase) Sale of short-term investments, net	17,365,964
Amortization (accretion) of discount and premium, net	856,549
(Increase) Decrease in receivable from interest and dividends	200,585
(Increase) Decrease in collateral held for reverse repurchase agreements	6,908,519
Increase (Decrease) in payable for interest for reverse repurchase agreements	(28,101)
Increase (Decrease) in payable for Trustees’ fees and expenses	5,689
Increase (Decrease) in payable for investment advisory fees	(2,405)
Increase (Decrease) in payable for service fees	(444)
Increase (Decrease) in variation margin on open derivative instruments	25,197
Increase (Decrease) in payable for accrued expenses and other liabilities	(8,215)
Net change in unrealized (appreciation) depreciation on investments	(13,946,860)
Net realized (gain) loss from investments	(2,789,332)

Net cash provided by (used in) operating activities	2,212,864

Cash flows from (used in) financing activities:
Proceeds from shares sold	27,174,414
Payment on shares redeemed	(36,558,781)
Proceeds from reverse repurchase agreements	100,504,041
Repayment of reverse repurchase agreements	(93,338,822)

Net cash from (used in) financing activities	(2,219,148)

Net increase (decrease) in cash	(6,284)
Cash at beginning of period	50

(Due to custodian) at end of period	$(6,234)

Non cash financing activities not included herein consist of reinvestment of all distributions in the amount of:	$10,545,862
Cash paid out for interest on reverse repurchase agreements	$255,454

The accompanying notes are an integral part of the financial statements.

54

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML High Yield Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
06/30/14[r]	$11.03	$0.36	$0.32	$0.68	$(0.19)	$(0.46)	$(0.65)	$11.06	6.24%	[b]	$136,683	0.83%	[a]	0.69%	[a]	6.64%	[a]
12/31/13	10.93	0.76	0.38	1.14	(0.74)	(0.30)	(1.04)	11.03	10.84%		129,251	0.84%		0.69%		6.88%
12/31/12	10.03	0.74	0.89	1.63	(0.67)	(0.06)	(0.73)	10.93	16.76%		122,192	0.86%		0.69%		7.01%
12/31/11	10.18	0.75	(0.15)	0.60	(0.75)	-	(0.75)	10.03	6.07%		70,558	0.84%		0.69%		7.28%
12/31/10[g]	10.00	0.48	0.18	0.66	(0.48)	-	(0.48)	10.18	6.79%	[b]	62,005	0.89%	[a]	0.69%	[a]	7.23%	[a]
Service Class I
06/30/14[r]	$11.01	$0.35	$0.31	$0.66	$(0.18)	$(0.46)	$(0.64)	$11.03	6.10%	[b]	$27,018	1.08%	[a]	0.94%	[a]	6.39%	[a]
12/31/13	10.91	0.73	0.38	1.11	(0.71)	(0.30)	(1.01)	11.01	10.59%		22,141	1.09%		0.94%		6.63%
12/31/12	10.01	0.72	0.89	1.61	(0.65)	(0.06)	(0.71)	10.91	16.53%		16,699	1.11%		0.94%		6.77%
12/31/11	10.17	0.72	(0.15)	0.57	(0.73)	-	(0.73)	10.01	5.77%		7,353	1.09%		0.94%		7.06%
12/31/10[g]	10.00	0.47	0.17	0.64	(0.47)	-	(0.47)	10.17	6.60%	[b]	2,010	1.14%	[a]	0.94%	[a]	7.03%	[a]

	Six months ended June 30, 2014[b],r	Year ended December 31
		2013	2012	2011	2010[b]
Portfolio turnover rate for all share classes	40%	113%	95%	69%	72%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period May 3, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

55

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Inflation-Protected and Income Fund

		Income (loss) from investment operations			Less distributions to shareholders
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]
Initial Class
06/30/14[r]	$10.35	$0.18	$0.44	$0.62	$(0.07)	$(0.23)	$(0.30)	$10.67	6.11%	[b]
12/31/13	11.86	0.16	(1.16)	(1.00)	(0.21)	(0.30)	(0.51)	10.35	(8.68%	)
12/31/12	11.56	0.32	0.47	0.79	(0.38)	(0.11)	(0.49)	11.86	6.89%
12/31/11	10.71	0.51	0.90	1.41	(0.56)	-	(0.56)	11.56	13.49%
12/31/10	10.38	0.25	0.42	0.67	(0.34)	-	(0.34)	10.71	6.56%
12/31/09	9.53	0.14	0.91	1.05	(0.20)	-	(0.20)	10.38	11.17%
Service Class
06/30/14[r]	$10.32	$0.16	$0.44	$0.60	$(0.06)	$(0.23)	$(0.29)	$10.63	5.96%	[b]
12/31/13	11.83	0.13	(1.16)	(1.03)	(0.18)	(0.30)	(0.48)	10.32	(8.95%	)
12/31/12	11.53	0.29	0.47	0.76	(0.35)	(0.11)	(0.46)	11.83	6.65%
12/31/11	10.69	0.45	0.92	1.37	(0.53)	-	(0.53)	11.53	13.15%
12/31/10	10.36	0.22	0.43	0.65	(0.32)	-	(0.32)	10.69	6.32%
12/31/09	9.51	0.23	0.80	1.03	(0.18)	-	(0.18)	10.36	10.87%

	Six months ended June 30, 2014[b,r]	Year ended December 31
		2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	39%	57%	31%	35%	44%	41%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
n	Includes interest expense.
o	Excludes interest expense.
p	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statements of Operations.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

56

Ratios / Supplemental Data
Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[o]	Interest expense to average daily net assets[p]	Ratio of expenses to average daily net assets[n]	Net investment income (loss) to average daily net assets[n]

$321,929	0.60%[a]	0.12%[a]	0.72%[a]	3.41%[a]
326,380	0.60%	0.17%	0.77%	1.45%
365,094	0.60%	0.21%	0.81%	2.70%
357,595	0.60%	0.16%	0.76%	4.55%
395,893	0.59%	0.21%	0.80%	2.32%
424,682	0.61%	0.30%	0.91%	1.44%

$53,707	0.85%[a]	0.12%[a]	0.97%[a]	3.17%[a]
53,902	0.85%	0.17%	1.02%	1.20%
65,419	0.85%	0.21%	1.06%	2.44%
47,034	0.85%	0.16%	1.01%	4.04%
31,557	0.84%	0.21%	1.05%	2.06%
21,068	0.86%	0.30%	1.16%	2.29%

57

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Short-Duration Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
06/30/14[r]	$9.94	$0.07	$0.04	$0.11	$(0.08)	$(0.00)[d]	$(0.08)	$9.97	1.10%	[b]	$182,256	0.55%	[a]	0.55%	[a,k]	1.42%	[a]
12/31/13	10.10	0.14	(0.05)	0.09	(0.20)	(0.05)	(0.25)	9.94	0.89%		195,279	0.55%		0.55%	[k]	1.38%
12/31/12	10.25	0.16	0.14	0.30	(0.20)	(0.25)	(0.45)	10.10	3.00%		166,054	0.58%		0.55%		1.58%
12/31/11	10.13	0.15	0.22	0.37	(0.17)	(0.08)	(0.25)	10.25	3.65%		204,222	0.55%		0.55%		1.49%
12/31/10[g]	10.00	0.12	0.16	0.28	(0.15)	-	(0.15)	10.13	2.84%	[b]	200,161	0.57%	[a]	0.55%	[a]	1.83%	[a]
Service Class I
06/30/14[r]	$9.94	$0.06	$0.03	$0.09	$(0.07)	$(0.00)[d]	$(0.07)	$9.96	0.94%	[b]	$21,668	0.80%	[a]	0.80%	[a,k]	1.17%	[a]
12/31/13	10.09	0.11	(0.03)	0.08	(0.18)	(0.05)	(0.23)	9.94	0.74%		21,697	0.80%		0.80%	[k]	1.13%
12/31/12	10.24	0.14	0.14	0.28	(0.18)	(0.25)	(0.43)	10.09	2.77%		20,825	0.83%		0.80%		1.35%
12/31/11	10.13	0.13	0.21	0.34	(0.15)	(0.08)	(0.23)	10.24	3.32%		13,085	0.80%		0.80%		1.26%
12/31/10[g]	10.00	0.10	0.17	0.27	(0.14)	-	(0.14)	10.13	2.74%	[b]	6,225	0.82%	[a]	0.80%	[a]	1.48%	[a]

	Six months ended June 30, 2014[b,r]	Year ended December 31
		2013	2012	2011	2010[b,q]
Portfolio turnover rate for all share classes	58%	114%	322%	317%	214%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period May 3, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact on portfolio turnover.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

58

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Small Cap Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Initial Class
06/30/14[r]	$10.97	$0.07	$0.44	$0.51	$-	$-	$-	$11.48	4.63%	[b]	$103,732	0.71%	[a]	1.30%	[a]
12/31/13	8.82	0.09	3.39	3.48	(0.11)	(1.22)	(1.33)	10.97	41.02%		104,147	0.72%		0.86%
12/31/12	7.57	0.09	1.29	1.38	-	(0.13)	(0.13)	8.82	18.39%		82,675	0.82%		1.09%
12/31/11	9.27	0.05	(0.32)	(0.27)	(0.09)	(1.34)	(1.43)	7.57	(2.17%	)	93,881	0.77%		0.59%
12/31/10	7.57	0.06	1.70	1.76	(0.06)	-	(0.06)	9.27	23.38%		130,680	0.76%		0.70%
12/31/09	5.57	0.03	2.00	2.03	(0.03)	-	(0.03)	7.57	36.55%		157,061	0.89%		0.50%
Service Class
06/30/14[r]	$10.87	$0.06	$0.43	$0.49	$-	$-	$-	$11.36	4.50%	[b]	$9,069	0.96%	[a]	1.02%	[a]
12/31/13	8.76	0.06	3.36	3.42	(0.09)	(1.22)	(1.31)	10.87	40.67%		7,674	0.97%		0.63%
12/31/12	7.53	0.08	1.28	1.36	-	(0.13)	(0.13)	8.76	18.09%		4,545	1.07%		0.96%
12/31/11	9.23	0.03	(0.32)	(0.29)	(0.07)	(1.34)	(1.41)	7.53	(2.41%	)	3,090	1.02%		0.37%
12/31/10	7.54	0.04	1.69	1.73	(0.04)	-	(0.04)	9.23	23.08%		2,805	1.01%		0.51%
12/31/09	5.55	0.02	1.99	2.01	(0.02)	-	(0.02)	7.54	36.22%		2,013	1.14%		0.28%

	Six months ended June 30, 2014[b,r]	Year ended December 31
		2013	2012	2011	2010	2009[t]
Portfolio turnover rate for all share classes	37%	65%	92%	103%	62%	155%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
r	Unaudited.
t	The portfolio turnover rate excludes merger activity.

The accompanying notes are an integral part of the financial statements.

59

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Strategic Emerging Markets Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
06/30/14[r]	$10.21	$0.03	$0.54	$0.57	$-	$-	$-	$10.78	5.58%	[b]	$100,393	1.64%	[a]	1.40%	[a]	0.59%	[a]
12/31/13	10.91	0.08	(0.78)	(0.70)	-	-	-	10.21	(6.42%	)	91,651	1.56%		1.40%		0.82%
12/31/12	9.43	0.06	1.47	1.53	(0.05)	-	(0.05)	10.91	16.20%		46,830	1.63%		1.40%		0.56%
12/31/11	13.31	0.03	(2.96)	(2.93)	(0.07)	(0.88)	(0.95)	9.43	(22.26%	)	17,992	1.70%		1.40%		0.28%
12/31/10	11.80	0.04	1.96	2.00	(0.04)	(0.45)	(0.49)	13.31	16.99%		180	1.65%		1.40%		0.37%
12/31/09[h]	7.70	0.04	4.11	4.15	(0.05)	-	(0.05)	11.80	54.06%	[b]	154	1.77%	[a]	1.40%	[a]	0.61%	[a]
Service Class I
06/30/14[r]	$10.23	$0.02	$0.54	$0.56	$-	$-	$-	$10.79	5.47%	[b]	$9,514	1.89%	[a]	1.65%	[a]	0.33%	[a]
12/31/13	10.97	0.08	(0.82)	(0.74)	-	-	-	10.23	(6.75%	)	9,122	1.81%		1.65%		0.76%
12/31/12	9.48	0.03	1.48	1.51	(0.02)	-	(0.02)	10.97	15.91%		8,851	1.88%		1.65%		0.26%
12/31/11	13.32	0.11	(3.07)	(2.96)	(0.00)[d]	(0.88)	(0.88)	9.48	(22.44%	)	7,183	1.95%		1.65%		0.84%
12/31/10	11.82	0.01	1.95	1.96	(0.01)	(0.45)	(0.46)	13.32	16.75%		27,037	1.90%		1.65%		0.12%
12/31/09	6.61	0.04	5.19	5.23	(0.02)	-	(0.02)	11.82	79.18%		19,987	2.04%		1.65%		0.40%

	Six months ended June 30, 2014[b,r]	Year ended December 31
		2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	18%	145%	62%	75%	45%	70%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period May 1, 2009 (commencement of operations) through December 31, 2009.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

60

Notes to Financial Statements (Unaudited)

1.	The Funds

MML Series Investment Fund II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 8, 2005, which was amended and restated as of February 28, 2005 and December 15, 2011, as it may be further amended from time to time. The following are five series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML High Yield Fund (“High Yield Fund”)

MML Inflation-Protected and Income Fund (“Inflation-Protected and Income Fund”)

MML Short-Duration Bond Fund (“Short-Duration Bond Fund”)

MML Small Cap Equity Fund (“Small Cap Equity Fund”)

MML Strategic Emerging Markets Fund (“Strategic Emerging Markets Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever the Funds’ investment adviser determines more closely approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty

61

Notes to Financial Statements (Unaudited) (Continued)

information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

62

Notes to Financial Statements (Unaudited) (Continued)

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned key inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The following is the aggregate value by input level, as of June 30, 2014, for Funds’ investments:

	Level 1	Level 2	Level 3		Total
High Yield Fund
Asset Investments
Bank Loans	$-	$9,466,511	$-		$9,466,511
Corporate Debt	-	151,445,828	0	*	151,445,828
Short-Term Investments	-	2,393,780	-		2,393,780

Total Investments	$-	$163,306,119	$-		$163,306,119

63

Notes to Financial Statements (Unaudited) (Continued)

	Level 1	Level 2	Level 3	Total
Inflation-Protected and Income Fund
Asset Investments
Corporate Debt	$-	$12,332,022	$-	$12,332,022
Municipal Obligations	-	413,971	-	413,971
Non-U.S. Government Agency Obligations	-	131,360,850	820,000	132,180,850
U.S. Government Agency Obligations and Instrumentalities	-	1,766,890	-	1,766,890
U.S. Treasury Obligations	-	389,019,632	-	389,019,632
Purchased Options	-	389,060	-	389,060
Short-Term Investments	-	168,397,602	-	168,397,602

Total Investments	$-	$703,680,027	$820,000	$704,500,027

Asset Derivative
Futures Contracts	$8,798	$-	$-	$8,798

Liability Derivatives
Futures Contracts	$(118,678)	$-	$-	$(118,678)
Swap Agreements	-	(71,975)	-	(71,975)

Total	$(118,678)	$(71,975)	$-	$(190,653)

Short-Duration Bond Fund
Asset Investments
Corporate Debt	$-	$76,511,838	$-	$76,511,838
Municipal Obligations	-	1,020,708	-	1,020,708
Non-U.S. Government Agency Obligations	-	46,936,764	280,000	47,216,764
U.S. Government Agency Obligations and Instrumentalities	-	10,785,440	-	10,785,440
U.S. Treasury Obligations	-	10,675,989	-	10,675,989
Purchased Options	-	452,328	-	452,328
Short-Term Investments	-	57,568,447	-	57,568,447

Total Investments	$-	$203,951,514	$280,000	$204,231,514

Asset Derivatives
Futures Contracts	$62,332	$-	$-	$62,332

Liability Derivatives
Futures Contracts	$(11,500)	$-	$-	$(11,500)
Swap Agreements	-	(82,218)	-	(82,218)

Total	$(11,500)	$(82,218)	$-	$(93,718)

Small Cap Equity Fund
Asset Investments
Common Stock	$109,355,668	$539,724	$-	$109,895,392
Mutual Funds	9,741,151	-	-	9,741,151
Short-Term Investments	-	2,610,178	-	2,610,178

Total Investments	$119,096,819	$3,149,902	$-	$122,246,721

Strategic Emerging Markets Fund
Asset Investments
Common Stock	$28,244,742	$72,959,469	$181,666	$101,385,877
Preferred Stock	-	2,610,655	-	2,610,655
Rights	-	14,003	-	14,003
Mutual Funds	4,029,495	-	-	4,029,495
Warrants	-	72,845	-	72,845
Short-Term Investments	-	6,132,649	-	6,132,649

Total Investments	$32,274,237	$81,789,621	$181,666	$114,245,524

*	Represents security at $0 value as of June 30, 2014.

64

Notes to Financial Statements (Unaudited) (Continued)

The following table shows Funds with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of June 30, 2014.

Statements of Assets and Liabilities location:	High Yield Fund	Inflation-Protected and Income Fund	Short-Duration Bond Fund	Small Cap Equity Fund	Strategic Emerging Markets Fund
Receivables from:
Investments sold on a when-issued basis	X		X

Payables for:
Investments purchased on a when-issued basis	X	X	X
Reverse repurchase agreements		X
Collateral pledged for reverse repurchase agreements		X
Securities on loan				X	X

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

	Transfers In*		Transfers Out*
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs
Strategic Emerging Markets Fund	$-	$1,480,508	$(1,480,508)	$-

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year. Transfers occurred between Level 1 and Level 2 as inputs were less observable.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/13		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*		Transfers (out) of Level 3*		Balance as of 6/30/14		Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 6/30/14
High Yield Fund
Corporate Debt	$-	**	$-	$-	$-	$-	$-	$-		$-		$-	***	$-

Inflation-Protected and Income Fund
Non-U.S. Government
Agency Obligations	$1,087,257	†	$-	$-	$(6,395)	$1,645,000	$(1,080,862)	$-		$(825,000	)****	$820,000		$-

Short-Duration Bond Fund
Non-U.S. Government
Agency Obligations	$812,427	†	$-	$95,648	$(98,656)	$735,000	$(809,419)	$-		$(455,000	)****	$280,000		$-

Strategic Emerging Markets Fund
Common Stock	$-		$-	$-	$2,829	$15,336	$-	$163,501	††	$-		$181,666		$2,829

65

Notes to Financial Statements (Unaudited) (Continued)

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
**	Represents security at $0 value as of December 31, 2013.
***	Represents security at $0 value as of June 30, 2014.
****	Transfers occurred between Level 3 and Level 2 as a result of securities receiving a price directly from a pricing service rather than being fair valued in good faith in accordance with procedures approved by the Board of Trustees.
†	Represents (i) an illiquid 144A security valued by a broker quote or vendor price or (ii) a restricted security issued by a non-public entity valued by a broker quote or vendor price.
††	Transfers occurred between Level 2 and Level 3 as inputs were less observable.

None of the unobservable inputs, individually or collectively, had a material impact on the Fund(s).

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the period ended June 30, 2014, the following table shows how the Fund used these types of derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	Inflation-Protected and Income Fund	Short-Duration Bond Fund	Strategic Emerging Markets Fund
Futures Contracts*
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Substitution for Direct Investment	A	A
Intention to Create Investment Leverage in Portfolio	M	M

Interest Rate Swaps**
Hedging/Risk Management	A	A
Duration Management	M	M
Asset/Liability Management	M	M
Substitution for Direct Investment	M	M
Intention to Create Investment Leverage in Portfolio	M	M

Options (Purchased)
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Substitution for Direct Investment	A	A
Directional Investment	A	A
Intention to Create Investment Leverage in Portfolio	M	M

Rights and Warrants
Result of a Corporate Action			A

*	Includes any options purchased or written on futures contracts, if applicable.
**	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

66

Notes to Financial Statements (Unaudited) (Continued)

At June 30, 2014, and during the period then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Inflation-Protected and Income Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$8,798	$8,798
Purchased Options*	-	-	389,060	389,060

Total Value	$-	$-	$397,858	$397,858

Liability Derivatives
Futures Contracts^^	$-	$-	$(118,678)	$(118,678)
Swap Agreements^^,^^^	-	-	(71,975)	(71,975)

Total Value	$-	$-	$(190,653)	$(190,653)

Realized Gain (Loss)#
Futures Contracts	$-	$-	$(696,882)	$(696,882)
Swap Agreements	-	-	1,330	1,330

Total Realized Gain (Loss)	$-	$-	$(695,552)	$(695,552)

Change in Apprecation (Depreciation)##
Futures Contracts	$-	$-	$(207,198)	$(207,198)
Swap Agreements	-	-	128,103	128,103
Purchased Options	-	-	67,240	67,240

Total Change in Appreciation (Depreciation)	$-	$-	$(11,855)	$(11,855)

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	-	515	515
Swap Agreements	$-	$-	$21,147,500	$21,147,500
Purchased Options	$-	$-	$15,435,000	$15,435,000

Short Duration Bond Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$62,332	$62,332
Purchased Options*	-	-	452,328	452,328

Total Value	$-	$-	$514,660	$514,660

Liability Derivatives
Futures Contracts^^	$-	$-	$(11,500)	$(11,500)
Swap Agreements^^,^^^	-	-	(82,218)	(82,218)

Total Value	$-	$-	$(93,718)	$(93,718)

Realized Gain (Loss)#
Futures Contracts	$-	$-	$(45,764)	$(45,764)
Swap Agreements	-	-	12,142	12,142

Total Realized Gain (Loss)	$-	$-	$(33,622)	$(33,622)

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$-	$(127,804)	$(127,804)
Swap Agreements	-	-	149,788	149,788
Purchased Options	-	-	78,175	78,175

Total Change in Appreciation (Depreciation)	$-	$-	$100,159	$100,159

67

Notes to Financial Statements (Unaudited) (Continued)

	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Short Duration Bond Fund (Continued)
Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	$-	$-	$101	$101
Swap Agreements	$-	$-	$14,190,000	$14,190,000
Purchased Options	$-	$-	$17,945,000	$17,945,000

Strategic Emerging Markets Fund
Asset Derivatives
Warrants*	$72,845	$-	$-	$72,845
Rights*	14,003	-	-	14,003

Total Value	$86,848	$-	$-	$86,848

Change in Appreciation (Depreciation)##
Warrants	$(5,035)	$-	$-	$(5,035)
Rights	14,003	-	-	14,003

Total Change in Appreciation (Depreciation)	$8,968	$-	$-	$8,968

Number of Contracts, Notional Amounts or Shares/Units†
Warrants	81,500	-	-	81,500
Rights	15,866	-	-	15,866

*	Statements of Assets and Liabilities location: Investments, at value.
^^	Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
^^^	Represents centrally cleared swaps, which are not subject to a master netting agreement.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, or swap agreements, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, or swap agreements, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for swap agreements and purchased options, or shares/units outstanding for rights and warrants, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the period ended June 30, 2014.

68

Notes to Financial Statements (Unaudited) (Continued)

The following table presents the Funds’ derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund(s) as of June 30, 2014.

Counterparty	Derivative Assets Subject to a MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received**	Net Amount*
Inflation-Protected and Income Fund
Credit Suisse International	$389,060	$-	$(305,462)	$83,598

Short-Duration Bond Fund
Credit Suisse International	$452,328	$-	$(356,530)	$95,798

*	Represents the net amount receivable from the counterparty in the event of default.
**	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†	The amount presented here may be less than the total amount shown in the Statement of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund(s) during the period ended June 30, 2014, are discussed below.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

69

Notes to Financial Statements (Unaudited) (Continued)

The Fund(s) listed in the following table had open futures contracts at June 30, 2014:

	Expiration Date	Number of Contracts	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
Inflation-Protected and Income Fund
Futures Contracts — Short
90 Day Eurodollar	09/15/14	310	$(77,314,000)	$(89,125)
U.S. Ultra Bond	09/19/14	1	(149,937)	(2,378)
U.S. Treasury Note 10 Year	09/19/14	38	(4,756,531)	(18,169)
U.S. Long Bond	09/19/14	3	(411,562)	(5,320)
U.S. Treasury Note 5 Year	09/30/14	72	(8,601,188)	8,798
U.S. Treasury Note 2 Year	09/30/14	122	(26,790,438)	(3,686)

				$(109,880)

Short-Duration Bond Fund
Futures Contracts — Long
U.S. Treasury Note 10 Year	09/19/14	95	$11,891,328	$62,332

Futures Contracts — Short
90 Day Eurodollar	09/15/14	40	$(9,976,000)	$(11,500)

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk

70

Notes to Financial Statements (Unaudited) (Continued)

when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse; the initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction.If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation/depreciation on a Fund’s Statement of Operations. Only a limited number of transactions are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

The Fund(s) listed in the following table had open swap agreements at June 30, 2014. A Fund’s current exposure to a counterparty is the fair value of the agreement.

Counterparty	Currency	Notional Amount	Expiration Date	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Inflation-Protected and Income Fund*
Interest Rate Swaps
Centrally Cleared Swaps
	USD	5,550,000	8/05/14	Fixed 0.337%	3-Month USD-LIBOR-BBA	$(615)	$-	$(615)
	USD	5,550,000	8/13/14	Fixed 0.328%	3-Month USD-LIBOR-BBA	(637)	-	(637)
	USD	4,645,000	4/29/24	Fixed 2.765%	3-Month USD-LIBOR-BBA	(70,723)	-	(70,723)

						(71,975)	-	(71,975)

Short-Duration Bond Fund**
Interest Rate Swaps
Centrally Cleared Swaps
	USD	5,400,000	4/29/24	Fixed 2.765%	3-Month USD-LIBOR-BBA	$(82,218)	$-	$(82,218)

USD	U.S. Dollar
*	Collateral for swap agreements held by Goldman Sachs & Co. amounted to $139,835 in securities at June 30, 2014.
**	Collateral for swap agreements held by Goldman Sachs & Co. amounted to $160,097 in securities at June 30, 2014.

71

Notes to Financial Statements (Unaudited) (Continued)

Options, Rights, and Warrants

A Fund may purchase call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Purchasing call options. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. a Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

72

Notes to Financial Statements (Unaudited) (Continued)

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Bank Loans

Certain of the Funds may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At June 30, 2014, the Funds had no unfunded loan commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

73

Notes to Financial Statements (Unaudited) (Continued)

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty.

Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements generally create investment leverage and involve the risk that the market value of the security that a Fund is obligated to repurchase under the agreement may decline below the repurchase price. For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for a security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Reverse repurchase transactions are entered into by a Fund under a Master Repurchase Agreement (“MRA”), which permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and creates one single net payment due to or from the Fund. With reverse repurchase transactions, typically a Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

In the event the buyer of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund.

The Funds have adopted the new disclosure requirements on offsetting in the following table. As such, the following table is a summary of the Fund(s) open reverse repurchase transactions which are subject to an MRA on a net basis at June 30, 2014:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral*	Cash Collateral Pledged*	Net Amount
Inflation-Protected and Income Fund
Banque Paribas	$(79,003,000)	$79,003,000	$-	$-
Barclays Bank PLC	(22,314,614)	14,853,059	311,000	(7,150,555)
Daiwa Securities	(6,545,000)	6,545,000	-	-
Deutsche Bank AG	(44,742,680)	44,742,680	-	-
Goldman Sachs & Co.	(68,589,698)	67,025,830	1,563,868	-
HSBC Finance Corp.	(96,100,950)	81,969,791	-	(14,131,159)
Morgan Stanley	(20,060,825)	19,457,703	603,122	-

	$(337,356,767)	$313,597,063	$2,477,990	$(21,281,714)

*	Collateral with a value of $328,442,895 has been pledged in connection with open reverse repurchase transactions. Excess collateral pledged to the individual counterparty is not shown for financial reporting purposes.

74

Notes to Financial Statements (Unaudited) (Continued)

The Fund(s) listed in the following table had reverse repurchase transactions during the period ended June 30, 2014:

Description	Value
Inflation-Protected and Income Fund
Agreement with Banque Paribas, dated 4/03/14, 0.130%, to be repurchased on demand until 7/02/14 at value plus accrued interest.	$6,848,000
Agreement with Banque Paribas, dated 4/10/14, 0.140%, to be repurchased on demand until 7/10/14 at value plus accrued interest.	72,155,000
Agreement with Barclays Bank PLC, dated 4/10/14, 0.150%, to be repurchased on demand until 7/09/14 at value plus accrued interest.	4,218,294
Agreement with Barclays Bank PLC, dated 4/17/14, 0.140%, to be repurchased on demand until 7/16/14 at value plus accrued interest.	9,942,720
Agreement with Barclays Bank PLC, dated 5/30/14, 0.140%, to be repurchased on demand until 8/27/14 at value plus accrued interest.	8,153,600
Agreement with Daiwa Securities, dated 6/18/14, 0.180%, to be repurchased on demand until 8/05/14 at value plus accrued interest.	6,545,000
Agreement with Deutsche Bank AG, dated 4/09/14, 0.150%, to be repurchased on demand until 7/09/14 at value plus accrued interest.	39,038,419
Agreement with Deutsche Bank AG, dated 5/23/14, 0.130%, to be repurchased on demand until 8/26/14 at value plus accrued interest.	3,075,561
Agreement with Deutsche Bank AG, dated 6/10/14, 0.150%, to be repurchased on demand until 9/10/14 at value plus accrued interest.	2,628,700
Agreement with Goldman Sachs & Co., dated 4/17/14, 0.150%, to be repurchased on demand until 7/16/14 at value plus accrued interest.	15,932,220
Agreement with Goldman Sachs & Co., dated 5/22/14, 0.140%, to be repurchased on demand until 8/21/14 at value plus accrued interest.	6,925,466
Agreement with Goldman Sachs & Co., dated 6/05/14, 0.180%, to be repurchased on demand until 9/04/14 at value plus accrued interest.	34,225,733
Agreement with Goldman Sachs & Co., dated 6/30/14, 0.210%, to be repurchased on demand until 9/04/14 at value plus accrued interest.	11,506,279
Agreement with HSBC Finance Corp., dated 4/03/14, 0.120%, to be repurchased on demand until 7/02/14 at value plus accrued interest.	5,975,000
Agreement with HSBC Finance Corp., dated 4/09/14, 0.130%, to be repurchased on demand until 7/09/14 at value plus accrued interest.	13,172,200
Agreement with HSBC Finance Corp., dated 4/29/14, 0.130%, to be repurchased on demand until 7/29/14 at value plus accrued interest.	29,399,750
Agreement with HSBC Finance Corp., dated 5/13/14, 0.120%, to be repurchased on demand until 8/12/14 at value plus accrued interest.	29,130,000
Agreement with HSBC Finance Corp., dated 6/30/14, 0.100%, to be repurchased on demand until 7/07/14 at value plus accrued interest.	18,424,000
Agreement with Morgan Stanley, dated 4/08/14, 0.160%, to be repurchased on demand until 7/08/14 at value plus accrued interest.	18,897,403
Agreement with Morgan Stanley, dated 5/06/14, 0.150%, to be repurchased on demand until 8/05/14 at value plus accrued interest.	1,163,422

$337,356,767

Average balance outstanding	$322,932,354
Maximum balance outstanding	$342,083,103
Average interest rate	0.14%
Weighted average maturity	46 days

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase transactions.

75

Notes to Financial Statements (Unaudited) (Continued)

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to make payment under these transactions until the delivery date, they may result in a form of leverage.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Securities Lending

Each Fund may lend its securities to qualified brokers, under the terms of a master netting agreement. Securities lending cannot exceed 33% of the total assets of the Fund taken at current value.

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash or securities adjusted daily to have market value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the borrower, as well as a share of the income earned on investment of the cash collateral received for the loan of securities. At June 30, 2014 the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

The Funds employ an agent to implement their securities lending program and the agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the securities lending agent or borrower, respectively. For the period ended June 30, 2014, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Small Cap Equity Fund	$41,637	$8,331	$33,306
Strategic Emerging Markets Fund	26,794	5,358	21,436

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from

76

Notes to Financial Statements (Unaudited) (Continued)

litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

The Strategic Emerging Markets Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for the High Yield Fund, Inflation-Protected and Income Fund, and Short-Duration Bond Fund and annually for the Small Cap Equity Fund and Strategic Emerging Markets Fund and at other times as may be required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

77

Notes to Financial Statements (Unaudited) (Continued)

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

High Yield Fund	0.60% on the first $300 million; and
0.575% on any excess over $300 million
Inflation-Protected and Income Fund	0.60% on the first $100 million;
0.55% on the next $200 million;
0.50% on the next $200 million; and
0.45% on any excess over $500 million
Short-Duration Bond Fund	0.40% on the first $300 million; and
0.35% on any excess over $300 million
Small Cap Equity Fund	0.65% on the first $100 million;
0.60% on the next $100 million;
0.55% on the next $300 million; and
0.50% on any excess over $500 million
Strategic Emerging Markets Fund	1.05% on the first $500 million; and
1.00% on any excess over $500 million

MassMutual served as the Funds’ investment adviser pursuant to the investment advisory agreements through March 31, 2014.

MML Advisers has entered into investment subadvisory agreements with Babson Capital Management LLC (“Babson Capital”), a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Babson Capital manage the investment and reinvestment of assets of these Funds. Babson Capital receives a subadvisory fee from MML Advisers based upon each Fund’s average daily net assets, at the following annual rates:

High Yield Fund	0.20%
Inflation-Protected and Income Fund	0.08%
Short-Duration Bond Fund	0.08%

In addition, Cornerstone Real Estate Advisers LLC (“Cornerstone”) serves as sub-subadviser for the High Yield Fund, Inflation-Protected and Income Fund, and Short-Duration Bond Fund and is primarily responsible for managing each Fund’s commercial mortgage-backed securities. Cornerstone is a wholly-owned subsidiary of Babson Capital. The appointment of Cornerstone as a sub-subadviser to each Fund does not relieve Babson Capital of any obligation or liability to any of the Funds that it would otherwise have pursuant to investment subadvisory agreements between MML Advisers and Babson Capital with respect to each Fund, and any and all acts and omissions of Cornerstone in respect of any Fund shall be considered the acts and omissions of Babson Capital.

78

Notes to Financial Statements (Unaudited) (Continued)

MML Advisers has entered into investment subadvisory agreements with OppenheimerFunds, Inc. (“OFI”), a wholly-owned subsidiary of Oppenheimer Acquisition Corp., itself an indirect majority-owned subsidiary of MassMutual Holding LLC, on behalf of the Small Cap Equity Fund and the Strategic Emerging Markets Fund. These agreements provide that OFI manage the investment and reinvestment of the assets of the Funds. OFI receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets, at the following annual rates:

Small Cap Equity Fund	0.25%
Strategic Emerging Markets Fund	0.70%

The Funds’ subadvisory fees are paid by MML Advisers out of the advisory fees previously disclosed above.

Administration Fees

For the High Yield Fund, Short-Duration Bond Fund, and Strategic Emerging Markets Fund, under separate administrative and shareholder services agreements between the Funds and MML Advisers, MML Advisers is obligated to provide all necessary administrative and shareholder services and bear some of the class specific administrative expenses. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class II	Service Class I
High Yield Fund	0.15%	0.15%
Short-Duration Bond Fund	0.10%	0.10%
Strategic Emerging Markets Fund	0.25%	0.25%

MassMutual served as the Funds’ administrator pursuant to the administrative and shareholder services agreements through March 31, 2014.

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Expense Caps and Waivers

MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class II	Service Class I
High Yield Fund*	0.69%	0.94%
Short-Duration Bond Fund*	0.55%	0.80%
Strategic Emerging Markets Fund*	1.40%	1.65%

#	Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2015.

79

Notes to Financial Statements (Unaudited) (Continued)

MML Advisers has agreed to waive, through April 30, 2015, 0.10% of the advisory fee for the High Yield Fund.

Prior to April 1, 2014, expense caps were with MassMutual.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the period ended June 30, 2014, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
High Yield Fund	$-	$76,535,526	$-	$60,992,793
Inflation-Protected and Income Fund	153,004,257	63,647,156	152,047,582	51,761,209
Short-Duration Bond Fund	55,793,816	36,059,024	63,396,563	21,902,650
Small Cap Equity Fund	-	40,923,095	-	42,930,605
Strategic Emerging Markets Fund	-	21,811,933	-	17,513,901

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
High Yield Fund Class II
Sold	751,843	$8,329,664	3,443,840	$37,694,910
Issued as reinvestment of dividends	697,376	7,524,690	970,963	10,526,883
Redeemed	(808,657)	(8,924,463)	(3,879,285)	(42,818,303)

Net increase (decrease)	640,562	$6,929,891	535,518	$5,403,490

High Yield Fund Service Class I
Sold	523,759	$5,796,355	807,043	$8,884,361
Issued as reinvestment of dividends	128,874	1,386,685	163,779	1,770,919
Redeemed	(214,156)	(2,370,345)	(490,437)	(5,383,596)

Net increase (decrease)	438,477	$4,812,695	480,385	$5,271,684

80

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
Inflation-Protected and Income Fund Initial Class
Sold	826,304	$8,676,192	6,475,706	$69,760,570
Issued as reinvestment of dividends	888,735	9,100,645	1,321,737	14,688,930
Redeemed	(3,075,660)	(32,305,577)	(7,043,287)	(78,761,475)

Net increase (decrease)	(1,360,621)	$(14,528,740)	754,156	$5,688,025

Inflation-Protected and Income Fund Service Class
Sold	183,423	$1,912,682	803,468	$8,666,964
Issued as reinvestment of dividends	141,411	1,445,217	229,504	2,554,178
Redeemed	(496,038)	(5,194,347)	(1,341,288)	(14,666,858)

Net increase (decrease)	(171,204)	$(1,836,448)	(308,316)	$(3,445,716)

Short-Duration Bond Fund Class II
Sold	1,833,701	$18,234,965	6,560,827	$65,940,311
Issued as reinvestment of dividends	149,817	1,484,691	447,464	4,469,667
Redeemed	(3,340,911)	(33,247,335)	(3,808,654)	(38,274,408)

Net increase (decrease)	(1,357,393)	$(13,527,679)	3,199,637	$32,135,570

Short-Duration Bond Fund Service Class I
Sold	332,216	$3,307,883	961,121	$9,633,479
Issued as reinvestment of dividends	16,076	159,313	47,075	469,927
Redeemed	(355,656)	(3,538,232)	(887,563)	(8,902,121)

Net increase (decrease)	(7,364)	$(71,036)	120,633	$1,201,285

Small Cap Equity Fund Initial Class
Sold	194,381	$2,163,209	498,780	$5,102,244
Issued as reinvestment of dividends	-	-	1,162,090	11,520,135
Redeemed	(650,778)	(7,239,590)	(1,535,809)	(15,742,059)

Net increase (decrease)	(456,397)	$(5,076,381)	125,061	$880,320

Small Cap Equity Fund Service Class
Sold	167,795	$1,856,577	194,709	$1,984,366
Issued as reinvestment of dividends	-	-	79,754	783,946
Redeemed	(75,307)	(829,559)	(87,154)	(903,364)

Net increase (decrease)	92,488	$1,027,018	187,309	$1,864,948

Strategic Emerging Markets Fund Class II
Sold	920,390	$9,019,309	5,118,051	$51,553,201
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(583,964)	(5,916,011)	(430,284)	(4,505,164)

Net increase (decrease)	336,426	$3,103,298	4,687,767	$47,048,037

Strategic Emerging Markets Fund Service Class I
Sold	98,005	$990,397	253,767	$2,571,145
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(107,764)	(1,078,817)	(169,163)	(1,701,176)

Net increase (decrease)	(9,759)	$(88,420)	84,604	$869,969

81

Notes to Financial Statements (Unaudited) (Continued)

6.	Federal Income Tax Information

At June 30, 2014, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
High Yield Fund	$156,490,059	$7,707,748	$(891,688)	$6,816,060
Inflation-Protected and Income Fund	689,894,506	18,536,580	(3,931,059)	14,605,521
Short-Duration Bond Fund	202,477,354	3,580,062	(1,825,902)	1,754,160
Small Cap Equity Fund	100,962,753	23,129,077	(1,845,109)	21,283,968
Strategic Emerging Markets Fund	107,112,003	8,883,010	(1,749,489)	7,133,521

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2013, the following Fund(s) had available, for federal income tax purposes, pre-enactment unused capital losses:

	Expiring 2015	Expiring 2016
Small Cap Equity Fund	$187,015	$5,154,680

At December 31, 2013, the following Fund(s) had post-enactment accumulated capital losses:

	Long Term Capital Loss Carryforward	Short Term Capital Loss Carryforward
Strategic Emerging Markets Fund	$1,007,113	$1,257,346

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2013, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
High Yield Fund	$10,637,041	$1,660,761	$-
Inflation-Protected and Income Fund	7,085,793	10,157,315	-
Short-Duration Bond Fund	4,740,036	199,558	-
Small Cap Equity Fund	1,909,420	10,394,661	-

82

Notes to Financial Statements (Unaudited) (Continued)

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2013:

Amount
Strategic Emerging Markets Fund	$127,151

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2013, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, options contracts, swap agreements, premium amortization accruals, passive foreign investment companies, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
High Yield Fund	$3,222,564	$3,194,748	$(7,941)	$4,416,493
Inflation-Protected and Income Fund	807,706	8,258,954	(52,354)	(6,343,771)
Short-Duration Bond Fund	538,413	27,507	(16,349)	(1,009,445)
Small Cap Equity Fund	6,014,325	3,818,404	(23,841)	31,052,094
Strategic Emerging Markets Fund	291,042	(2,264,459)	(3,568)	1,723,633

The Funds did not have any unrecognized tax benefits at June 30, 2014, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the period ended June 30, 2014, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2014-11, Transfers & Servicing (Topic 860): “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”) to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for annual reporting periods beginning after December 15, 2014 and interim periods beginning after December 15, 2015. Management is currently evaluating the implications of these changes and their impact on the financial statements.

83

Notes to Financial Statements (Unaudited) (Continued)

9.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amount sought to be recovered from the Small Cap Equity Fund, plus interest and the Official Committee’s court costs, is approximately $93,500.

The Fund cannot predict the outcome of this proceeding. Accordingly, the Fund has not accrued any amounts related to these proceedings. If the proceeding were to be decided in a manner adverse to the Fund, or if the Fund was to enter into a settlement agreement with the Official Committee, the payment of such judgment or settlement could potentially have a material adverse effect on the Fund’s net asset value depending on the net assets of the Fund at the time of such judgment or settlement.

10.	Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to June 30, 2014, through the date when the financial statements were issued, and determined that there are no material events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

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Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in April and May 2014, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements, as applicable, (collectively, the “Contracts”) for each of the High Yield Fund, Inflation-Protected and Income Fund, Short-Duration Bond Fund, Small Cap Equity Fund, and Strategic Emerging Markets Fund. In preparation for the meetings, the Trustees requested, and MML Advisers and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third Party Report provided detailed comparative advisory fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and each of the subadvisers, noting that prior to April 1, 2014, MassMutual, of which MML Advisers is a wholly-owned subsidiary, served as the investment adviser to the Funds.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against peer funds and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding each Fund’s performance and expenses. The Committee also noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (ii) a wide range of information about each subadviser and its personnel with responsibility for providing services to the respective Fund and the fees payable to each subadviser by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to providing those services. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

85

Other Information (Unaudited) (Continued)

The Committee reviewed the expense and performance information for each Fund. (References to any one- or three-year period below are to periods ended December 31, 2013. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that, in the case of the High Yield Fund and Small Cap Equity Fund, expense information showed the Funds to be in the first quartile of their peer groups (favorable), and performance information showed the Funds to have had first quartile investment performance in their performance categories for the most recent one- and three-year periods.

The Committee noted the following expense considerations in respect of specific Funds:

•	Short-Duration Bond Fund – The Committee considered that the Fund has a total net expense ratio in the third comparative quartile (59th percentile), but an advisory fee at the median of its peers. The Committee noted that the Fund had achieved quite favorable investment performance for the one- and three-year periods (27th and 15th percentiles, respectively).

•	Inflation-Protected and Income Fund – The Committee noted that, although the Fund’s total net expense ratio is in the third comparative quartile (57th percentile) and its advisory fee is in the fourth comparative quartile (94th percentile), the Fund has achieved a one-year performance in the second comparative quartile and three-year performance in the first comparative quartile, and that the Fund has performed in line with MML Advisers’ expectations since inception.

The Committee considered information regarding the Strategic Emerging Markets Fund, which had a total net expense ratio in the fourth comparative quartile and had experienced performance in the fourth comparative quartile. The Committee noted that the Fund had achieved fourth quartile comparative one- and three-year returns, and that, as a result, the Fund’s subadviser had been replaced in late 2013. The Committee also noted that the Fund’s expenses are in the fourth comparative quartile, but that the Fund’s advisory fee is four basis points below the median of its peers. The Committee considered MML Advisers’ statement of confidence in the ability of the Fund’s new subadviser to improve the Fund’s relative performance.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of the revenue (including advisory fees and administrative and shareholder services fees, as applicable) and expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and the so-called “fallout benefits” to MML Advisers, such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund and the subadvisory process; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the Contracts and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadvisers generally appear well suited to the Funds, given their investment objectives and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MML Advisers has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

86

Other Information (Unaudited) (Continued)

Fund Expenses June 30, 2014

Expense Examples:

The following information is in regards to expenses for the six months ended June 30, 2014:

As a shareholder of the Funds, you incur ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended June 30, 2014.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
High Yield Fund
Class II	$1,000	0.69%	$1,062.40	$3.53	$1,021.40	$3.46
Service Class I	1,000	0.94%	1,061.00	4.80	1,020.10	4.71
Inflation-Protected and Income Fund
Initial Class	1,000	0.60%	1,061.10	3.07	1,021.80	3.01
Service Class	1,000	0.85%	1,059.60	4.34	1,020.60	4.26
Short-Duration Bond Fund
Class II	1,000	0.55%	1,011.00	2.74	1,022.10	2.76
Service Class I	1,000	0.80%	1,009.40	3.99	1,020.80	4.01
Small Cap Equity Fund
Initial Class	1,000	0.71%	1,046.30	3.60	1,021.30	3.56
Service Class	1,000	0.96%	1,045.00	4.87	1,020.00	4.81
Strategic Emerging Markets Fund
Class II	1,000	1.40%	1,055.80	7.14	1,017.90	7.00
Service Class I	1,000	1.65%	1,054.70	8.41	1,016.60	8.25

*	Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2014, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

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Underwriter:

MML Distributors, LLC

1295 State Street

Springfield, MA 01111-0001

© 2014 Massachusetts Mutual Life Insurance Company, Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives. Investment Adviser: MML Investment Advisers, LLC	CRN201509-185095

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is not applicable to this filing.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund II

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer

Date 8/27/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer

Date 8/27/14

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date 8/27/14